UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21695

AXA ENTERPRISE FUNDS TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

PATRICIA LOUIE, ESQ.

Vice President and Associate General Counsel

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

ARTHUR J. BROWN, ESQ.

Kirkpatrick & Lockhart Nicholson Graham LLP

1800 Massachusetts Ave., N.W., 2nd Floor

Washington, D.C. 20036-1800

Telephone: (202) 778-9000

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: October 31

Date of reporting period: November 1, 2004 - October 31, 2005

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

AXA Enterprise Funds Trust

2005 Certified

Annual Report

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

AXA ENTERPRISE FUNDS TRUST

ANNUAL REPORT

October 31, 2005

NOTES ON PERFORMANCE

Total Returns

Performance of each of the funds of the AXA Enterprise Funds Trust as shown on the following pages compares each fund’s performance to that of a broad-based securities index. Performance information is as of the date shown and represents past performance and is not indicative of future results. Investment return and principal value of an investment in each of the funds will fluctuate as the prices of the individual securities in which it invests fluctuate, so that shares may be worth more or less at redemption or withdrawal than at original purchase. Since the funds are relatively new, results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future. Also, market volatility and interest rate changes, among other factors, can significantly affect a fund’s short-term returns.

Fund performance reflects the deduction of management fees and other fund expenses. All results include reinvested dividends and capital gains distributions. Standardized returns also reflect the deduction of maximum sales charges that apply to each class of shares and that were in effect during the reporting period. The expenses of the funds are currently being waived or reimbursed so that the total fund expense does not exceed certain limits. Without these expense limits, the total return of each fund would have been lower.

For each of the funds of AXA Enterprise Funds Trust, the maximum front-end sales charge for Classes A shares in effect during the reporting period was 4.75% of offering price. Class B shares were subject to a maximum contingent deferred sales charge equal to 5% in year 1, 4% in year 2, 4% in year 3, 3% in year 4, 2% in year 5 and 1% in year 6. Class C shares were subject to a 1% contingent deferred sales charge if redeemed within 12 months of purchase. Class Y shares are sold at net asset value and do not have a front-end sales charge or a deferred sales charge.

Growth of $10,000 Investment

The Growth of $10,000 Investment Charts shown for each fund illustrates the total value of an assumed investment in Class A shares of each fund of AXA Enterprise Funds Trust. The periods illustrated are for a 10 year period (or since inception) through October 31, 2005. These results assume reinvestment of dividends and capital gains. The returns for the funds’ Class A (which are shown in the chart), Class B and Class C shares are lower than the Class Y shares because these other shares have higher total expenses. In addition, unlike Class A, Class B and Class C shares, Class Y shares do not have any sales charges. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. Investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Fund is likely to select its holdings.

30 Day T-Bill

This is an unmanaged index (with no defined investment objective) containing monthly return equivalents of yield averages that are not marked to market. The 1-month Treasury Bill Index consist of the last 1-month Treasury bill issues.

Lehman Brothers Intermediate Government Bond Index

This index includes intermediate term fixed income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations having a 1 to 10 year range of maturities.

Lehman Brothers 1-3 Year Government/Credit Index

This index is the U.S. Government/Credit component of the Lehman Brothers Aggregate Index. It consists of securities in the 1 to 3 year maturity range of the Government/Credit Index. Securities must have a maturity from 1 up to (but not including) 3 years.

Lehman Brothers Municipal Bond Index

This index is a broad market performance benchmark for the tax-exempt bond market. This index includes bonds that have a minimum credit rating of at least Baa. These bonds must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must have been issued after December 31, 1990 and have a remaining maturity of at least one year. Taxable municipal bonds, bonds with floating rates, and derivatives are excluded.

Merrill Lynch High Yield U.S. Corporates, Cash Pay Index

This index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million.

MSCI EAFE Index

This index contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East.

MSCI World Financial Services Index

This index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. It is an unmanaged index composed of stocks listed in the US, Europe, Canada, Australia, New Zealand and the Far East and is focused on those stocks in the financial services sector. It includes reinvested dividends.

MSCI World Index

This index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of May 2005, the index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Russell 1000® Index

An unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000® Growth Index

This index contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 1000® Value Index

This index contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a lower-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values than the value universe.

Russell 2000™ Growth Index

The Russell 2000 Growth Index offers investors access to the small cap growth segment of the U.S. Equity universe. This index measures the performance of those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth values.

NOTES ON PERFORMANCE

Russell 2000™ Value Index

The Russell 2000 Value Index offers investors access to the small cap value segment of the U.S. equity universe. This index measures the performance of those Russell 2000 securities with lower price-to-book ratios and lower forecasted growth values.

AXA ENTERPRISE CAPITAL APPRECIATION FUND

FUND ADVISER

•	Marsico Capital Management, LLC

PERFORMANCE RESULTS

Growth of a $10,000

Investment 10/31/95–10/31/05

Investment in Class A Shares

Without Sales Charge

(non-standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares	13.09%	(1.34)%	7.71%	—
Class B Shares	12.51	(1.89)	7.24	—
Class C Shares	12.47	(1.88)	—	7.23	%*
Class Y Shares	13.64	(0.89)	—	5.00	**
Russell 1000 Growth Index	8.81	(7.93)	6.78	0.16	**
Lipper Large-Cap Growth Funds Index	12.09	(7.90)	6.09	(0.02	)**

*	Date of inception 5/1/97

**	Since Inception returns shown for Class Y Shares and the Indexes in the table above are calculated using an inception date of 5/31/98, as daily index values for this time period are not available for all indexes. Since inception, 5/14/98, the average annual return for Class Y Shares is 4.54%.

Returns for periods greater than one year are annualized

With Sales Charges

(standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares	7.73%	(2.30)%	7.19%	—
Class B Shares	7.51	(2.28)	7.24	—
Class C Shares	11.47	(1.88)	—	7.23	%*
Russell 1000 Growth Index	8.81	(7.93)	6.78	4.01	**
Lipper Large-Cap Growth Funds Index	12.09	(7.90)	6.09	3.90	**

*	Date of inception 5/1/97

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charges

(standardized average annual returns)

as of 9/30/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares	8.66%	(3.29)%	7.21%	—
Class B Shares	8.48	(3.28)	7.26	—
Class C Shares	12.44	(2.89)	—	7.45	%*
Russell 1000 Growth Index	11.60	(8.64)	6.89	4.17	**
Lipper Large-Cap Growth Funds Index	14.18	(8.78)	6.10	4.02	**

*	Date of inception 5/1/97

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”

Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.

PERFORMANCE SUMMARY

The Fund’s Class A shares returned 13.09% for the year ending October 31, 2005. The Fund’s benchmark, the Russell 1000 Growth Index, returned 8.81% over the same period.

Fund Highlights

For the year ended October 31, 2005

What helped performance during the year

•	The primary areas of strength included stock selection and investment posture in the Health Care sector. Positions in biotechnology company Genentech and health services provider UnitedHealth Group were the largest individual contributors to the Fund’s positive results. A significantly overweighted posture in the Health Care Equipment & Services industry benefited the Fund, as it was a strong-performing area of investment for the benchmark.

•	A position in Internet search engine Google, Inc. was among the strongest individual contributors. A position in video game developer Electronic Arts also had a material positive effect on results.

•	Stock selection in Financials companies such as the world’s largest financial exchange Chicago Mercantile Exchange, educational lender SLM Corp., and diversified financials services companies Lehman Brothers Holdings and Merrill Lynch combined to have a positive impact.

•	Positions in Industrials companies Caterpillar, General Dynamics, and Tyco International Ltd. contributed materially to positive performance.

What hurt performance during the year

•	For the benchmark, the area of investment with by far the strongest absolute return in the 12-month period was Energy. Throughout the annual period, the Fund maintained an underweighted posture in Energy companies, which hurt results.

AXA ENTERPRISE CAPITAL APPRECIATION FUND

•	Specific holdings in the Consumer Services industry group, such as Four Seasons Hotels, resort and casino operator Wynn Resorts Ltd., Royal Caribbean Cruise, and fast-food company YUM! Brands, detracted from the Fund’s performance. Compounding the negative effect was an overweighted posture in the Consumer Services industry group.

•	Price declines in Technology Hardware & Equipment positions, such as wireless communications manufacturer QUALCOMM, computer distributor Dell, and mobile communications leader Ericsson, combined to materially detract from the Fund’s return. The Fund’s positioning in this industry group also hurt performance.

Advisor Outlook

Our longer-term investment outlook is generally positive. On balance, we believe the US economy is well-diversified, resilient in nature, and should be able to grow at a reasonably healthy rate over the long term. Equity market valuations, in our view, are attractive on both an absolute and relative basis (i.e., compared with other major asset classes such as fixed-income), and low tax rates on capital gains and dividends could provide another important level of support for stock prices. With these beliefs forming a strategic backdrop, as of October 31, 2005, the Fund’s sector allocations emphasized Health Care, Consumer Discretionary, Industrials, Financials, and Information Technology investments. The Fund had a significantly underweighted investment posture in the Energy sector and no exposure to Utilities, Telecommunications Services, or Materials companies.

Sector Weightings as of 10/31/05

% of Net Assets
Health Care	25.9%
Consumer Discretionary	19.1
Industrials	15.2
Financials	14.6
Information Technology	9.7
Consumer Staples	5.6
Energy	1.3
Cash and Other	8.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expenses Paid During Period* 5/1/05- 10/31/05
Class A
Actual	$1,000.00	$1,075.90	$8.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.69	8.59

Class B
Actual	1,000.00	1,073.00	11.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,013.91	11.37

Class C
Actual	1,000.00	1,072.60	11.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,013.86	11.42

Class Y
Actual	1,000.00	1,078.30	6.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios (after contractual waivers and reimbursements, if applicable) of 1.69%, 2.24%, 2.25% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE DEEP VALUE FUND

FUND ADVISER

•	Barrow, Hanley, Mewhinney & Strauss, Inc.

PERFORMANCE RESULTS

Growth of a $10,000 Investment

5/31/01–10/31/05

Investment in Class A Shares

Without Sales Charge

(non-standardized average annual returns)

as of 10/31/05

	1 Year	Since Incept.*
Class A Shares	12.75%	2.98%
Class B Shares	12.14	2.43
Class C Shares	12.14	2.43
Class Y Shares	13.16	3.42
Russell 1000 Value Index	11.86	4.85
Lipper Large-Cap Value Funds Index	9.96	1.88

*	Date of inception 5/31/01

Returns for periods greater than one year are annualized

With Sales Charges

(standardized average annual returns)

as of 10/31/05

	1 Year	Since Incept.*
Class A Shares	7.44%	1.85%
Class B Shares	7.14	2.01
Class C Shares	11.14	2.43
Russell 1000 Value Index	11.86	4.85
Lipper Large-Cap Value Funds Index	9.96	1.88

*	Date of inception 5/31/01

Returns for periods greater than one year are annualized

With Sales Charge

(standardized average annual returns)

as of 9/30/05

	1 Year	Since Incept.*
Class A Shares	12.86%	2.66%
Class B Shares	12.95	2.84
Class C Shares	16.95	3.26
Russell 1000 Value Index	16.69	5.57
Lipper Large-Cap Value Funds Index	13.50	2.41

*	Date of inception 5/31/01

Returns for periods greater than one year are annualized

Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”

Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.

PERFORMANCE SUMMARY

The Fund’s Class A shares returned 12.75% for the year ending October 31, 2005. The Fund’s benchmark, the Russell 1000 Value Index, returned 11.86% over the same period.

Fund Highlights

For the year ended October 31, 2005

What helped performance during the year

•	Stock selection was strong versus the benchmark in the Consumer Discretionary and Industrials sectors, making these two sectors the best relative contributors.

•	The Energy sector was the strongest performer.

•	Top five performers during the year ended 10/31/05 were Advanced Auto Parts, Marathon Oil, Loews Carolina Corp., ConocoPhillips and WellChoice.

What hurt performance during the year

•	The Fund’s stock selection in the Financials and Utilities sectors negatively impacted relative performance during the period.

•	Poor performers included Valeant Pharmaceuticals, HEALTHSOUTH and Mattel.

Advisor Outlook

We expect a moderate return environment for the market where we hope our focus on individual stock selection and dividend yield will contribute significantly to performance. Throughout the current tightening cycle, we have been underweight in Financials. However, as we get closer to a “neutral” interest rate environment, we expect to be looking for names to add in this area.

AXA ENTERPRISE DEEP VALUE FUND

Sector Weightings as of 10/31/05

% of Net Assets
Financials	24.9%
Consumer Discretionary	15.1
Health Care	13.9
Energy	10.8
Consumer Staples	10.3
Industrials	9.5
Utilities	7.6
Information Technology	2.9
Telecommunication Services	0.9
Materials	0.6
Cash and Other	3.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expenses Paid During Period* 5/1/05 - 10/31/05
Class A
Actual	$1,000.00	$1,042.20	$7.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.64	7.63

Class B
Actual	1,000.00	1,038.70	10.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.87	10.41

Class C
Actual	1,000.00	1,038.70	10.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.87	10.41

Class Y
Actual	1,000.00	1,043.80	5.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios (after contractual waivers and reimbursements, if applicable) of 1.50%, 2.05%, 2.05% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE EQUITY FUND

FUND ADVISER

•	TCW Investment Management Company

PERFORMANCE RESULTS

Growth of a $10,000 Investment

5/1/97– 10/31/05

Investment in Class A Shares

Without Sales Charge

(non-standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	Since Incept.
Class A Shares	8.53%	(3.84)%	4.20	%*
Class B Shares	7.81	(4.37)	3.67	*
Class C Shares	7.99	(4.36)	3.66	*
Class Y Shares	9.14	(3.36)	1.94	**
Russell 1000 Growth Index	8.81	(7.93)	(0.42	)**
Lipper Large-Cap Growth Funds Index	12.09	(7.90)	(0.16	)**

*	Date of inception 5/1/97

**	Since Inception returns shown for Class Y Shares and the Indexes in the table above are calculated using an inception date of 10/31/98, as daily index values for this time period are not available for all indexes. Since inception, 10/14/98, the average annual return for Class Y Shares is 2.98%.

Returns for periods greater than one year are annualized

With Sales Charges

(standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	Since Incept.
Class A Shares	3.34%	(4.78)%	3.60	%*
Class B Shares	2.81	(4.75)	3.67	*
Class C Shares	6.99	(4.36)	3.66	*
Russell 1000 Growth Index	8.81	(7.93)	4.01	**
Lipper Large-Cap Growth Funds Index	12.09	(7.90)	3.90	**

*	Date of inception 5/1/97

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charge

(standardized average annual returns)

as of 9/30/05

	1 Year	5 Years	Since Incept.
Class A Shares	3.72%	(5.73)%	3.48	%*
Class B Shares	3.29	(5.70)	3.55	*
Class C Shares	7.27	(5.29)	3.56	*
Russell 1000 Growth Index	11.60	(8.64)	4.17	**
Lipper Large-Cap Growth Funds Index	14.18	(8.78)	4.02	**

*	Date of inception 5/1/97

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”

Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.

PERFORMANCE SUMMARY

The Fund’s Class A shares returned 8.53% for the year ending October 31, 2005. The Fund’s benchmark, the Russell 1000 Growth Index, returned 8.81% over the same period.

Fund Highlights

For the year ended October 31, 2005

What helped performance during the year

•	Health Care (Genentech Inc. and Amgen Inc.) and Financials (Progressive Corp.) stock selection contributed strongly to performance.

•	Industrial and Telecommunications Service sector underweights relative to the benchmark added to performance.

•	Individual holding Google, Inc. was also a key contributor.

What hurt performance during the year

•	An underweight in the Energy sector, which performed well during the year, hurt performance.

•	Overweights as well as stock selection hurt in both the Consumer Discretionary and Information Technology sectors. Consumer Discretionary holdings eBAY Inc., Apollo Group Inc., and XM Satellite Radio and Information Technology holdings Symantec, Maxim Integrated Products, Xilinx Inc., Dell and QUALCOMM all detracted from performance.

Advisor Outlook

As we evaluate the upcoming year we are cognizant of the economic risks of inflation and a potential consumer lead recession. We do not believe we have the ability to predict the economic future but we can position the Fund to mitigate and diversify these risks. At the present time we believe the Fund is well positioned with industry leading, high quality businesses that possess sustainable competitive advantages. We anticipate that if the

AXA ENTERPRISE EQUITY FUND

economic climate becomes challenging our holdings will distinguish themselves by gaining market share and continuing to refresh their advantage over their competitors.

Sector Weightings as of 10/31/05

% of Net Assets
Information Technology	39.4%
Consumer Discretionary	22.7
Financials	17.2
Health Care	11.2
Industrials	5.5
Consumer Staples	3.0
Cash and Other	1.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expenses Paid During Period* 5/1/05 - 10/31/05
Class A
Actual	$1,000.00	$1,122.80	$8.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.14	8.13

Class B
Actual	1,000.00	1,118.90	11.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.37	10.92

Class C
Actual	1,000.00	1,120.70	11.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.37	10.92

Class Y
Actual	1,000.00	1,126.30	6.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios (after any contractual waivers and reimbursements, if applicable) of 1.60%, 2.15%, 2.15% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE EQUITY INCOME FUND

FUND ADVISER

•	Boston Advisors, Inc.

PERFORMANCE RESULTS

Growth of a $10,000 Investment

10/31/95–10/31/05

Investment in Class A Shares

Without Sales Charge

(non-standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares	9.27%	3.12%	8.86%	—
Class B Shares	8.65	2.57	8.38	—
Class C Shares	8.71	2.58	—	5.84	%*
Class Y Shares	9.79	3.60	—	5.09	**
Russell 1000 Value Index	11.86	4.71	11.34	6.90	**
Lipper Equity Income Funds Index	10.08	3.14	8.73	4.84	**

*	Date of inception 5/1/97

**	Since Inception returns shown for Class Y Shares and the Indexes in the table above are calculated using an inception date of 1/31/98, as daily index values for this time period are not available for all indexes. Since inception, 1/22/98, the average annual return for Class Y Shares is 5.27%.

Returns for periods greater than one year are annualized

With Sales Charges

(standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares	4.07%	2.12%	8.33%	—
Class B Shares	3.65	2.21	8.38	—
Class C Shares	7.71	2.58	—	5.84	%*
Russell 1000 Value Index	11.86	4.71	11.34	9.07	**
Lipper Equity Income Funds Index	10.08	3.14	8.73	6.81	**

*	Date of inception 5/1/97

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charge

(standardized average annual returns)

as of 9/30/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares	10.63%	3.50%	8.72%	—
Class B Shares	10.50	3.61	8.77	—
Class C Shares	14.52	3.96	—	6.49	%*
Russell 1000 Value Index	16.69	5.76	11.52	9.50	**
Lipper Equity Income Funds Index	13.52	3.98	8.79	7.13	**

*	Date of inception 5/1/97

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”

Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.

PERFORMANCE SUMMARY

The Fund’s Class A shares returned 9.27% for the year ending October 31, 2005. The Fund’s benchmark, the Russell 1000 Value Index, returned 11.86% over the same period.

Fund Highlights

For the year ended October 31, 2005

What helped performance during the year

•	The strategy of investing in stocks with dividend yields higher than that of the S&P 500 Index was a positive as shares of dividend paying companies outperformed those of non-dividend paying companies during the twelve month period.

•	The Fund’s value orientation was also a positive as value stocks outperformed growth stocks during the period.

•	The Fund’s overweighting of the Energy and Utility sectors contributed positively to returns, since these were the market’s best performing group of stocks during the period. Stock selection also helped returns. Holdings of Kerr-McGee, Unocal and Occidental Petroleum in Energy; TXU Corp. and Edison International in Utilities performed exceptionally well.

•	Stock selection elsewhere in the Fund contributed positively to returns. The shares of Sprint in Telecommunications; Rockwell Automation in Industrials; Harrah’s Entertainment, Reuter’s Group and Starwood Hotel & Resort in Consumer Discretionary; and Monsanto in Basic Materials all appreciated significantly.

What hurt performance during the year

•	The Fund’s Health Care exposure negatively impacted returns during the year. Specifically, the shares of Bristol Myers Squibb and Pfizer disappointed during the period.

•	The Fund’s exposure to Information Technology, while low, also adversely impacted returns. Technology stocks generally

AXA ENTERPRISE EQUITY INCOME FUND

underperformed the broader market for most of the period. In particular, the shares of Electronic Data Systems, following the release of weak fundamental news and a substantial dividend cut, performed poorly.

•	Stock selection elsewhere in the Fund offset positive returns. The shares of Ford Motor and General Motors in Consumer Discretionary; Dupont and Olin Corp. in Materials; Friedman Billings Ramsey in Financials and Verizon in Telecommunication Services all underperformed.

Advisor Outlook

We expect that economic growth will slow into 2006 and have positioned the Fund accordingly. We have reduced exposure to the Consumer Discretionary sector because of our concern over the adverse impact of higher interest rates and energy prices on consumer spending. We have also increased the Fund’s exposure to Technology stocks because of our belief that corporate spending will increase on that sector’s efficiency enhancing products in the coming quarters. The Fund’s exposure to the Financial Services sector has also been increased, with emphasis on Insurance and Investment Banking stocks, because we believe the earnings outlook for both groups is brightening.

Sector Weightings as of 10/31/05

% of Net Assets
Financials	23.3%
Energy	15.5
Industrials	13.1
Utilities	11.7
Consumer Discretionary	8.5
Health Care	6.0
Telecommunication Services	5.5
Consumer Staples	5.2
Materials	3.5
Information Technology	3.2
Cash and Other	4.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expenses Paid During Period* 5/1/05 - 10/31/05
Class A
Actual	$1,000.00	$1,030.90	$7.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.64	7.63

Class B
Actual	1,000.00	1,028.00	10.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.87	10.41

Class C
Actual	1,000.00	1,028.20	10.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.87	10.41

Class Y
Actual	1,000.00	1,033.50	5.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios (after any contractual waivers and reimbursements, if applicable) of 1.50%, 2.05%, 2.05% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

FUND ADVISER

•	Alliance Capital Management L.P.

PERFORMANCE RESULTS

Growth of a $10,000 Investment

10/1/98–10/31/05

Investment in Class A Shares

Without Sales Charge

(non-standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	Since Incept.*
Class A Shares	13.80%	8.84%	10.36%
Class B Shares	13.15	8.25	9.74
Class C Shares	13.19	8.26	9.75
Class Y Shares	14.27	9.35	10.85
MSCI World Financial Services Index	14.75	4.04	7.74	**
Lipper Financial Services Funds Index	9.45	5.57	8.62	**

*	Date of inception 10/1/98

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 9/30/98, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charges

(standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	Since Incept.*
Class A Shares	8.41%	7.78%	9.60%
Class B Shares	8.15	7.95	9.74
Class C Shares	12.19	8.26	9.75
MSCI World Financial Services Index	14.75	4.04	7.74	**
Lipper Financial Services Funds Index	9.45	5.57	8.62	**

*	Date of inception 10/1/98

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 9/30/98, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charge

(standardized average annual returns)

as of 9/30/05

	1 Year	5 Years	Since Incept.*
Class A Shares	12.23%	7.85%	9.61%
Class B Shares	12.29	8.00	9.74
Class C Shares	16.17	8.31	9.76
MSCI World Financial Services Index	17.56	3.93	7.79	**
Lipper Financial Services Funds Index	9.67	5.42	8.53	**

*	Date of inception 10/1/98

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 9/30/98, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”

Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.

PERFORMANCE SUMMARY

The Fund’s Class A shares returned 13.80% for the year ending October 31, 2005. The Fund’s benchmark, the MSCI World Financial Services Index, returned 14.75% over the same period.

Fund Highlights

For the year ended October 31, 2005

What helped performance during the year

•	The Fund’s Japanese holdings were strong contributors to relative performance. Growing investor optimism that the government will support structural reform to assist the current recovery helped underpin a rally in Japanese banks, including Fund holding Sumitomo Mitsui. Sumitomo Mitsui is also benefiting from a stabilizing credit environment and determined efforts to cut costs. Japanese real estate company Leopalace21 saw its stock surge after the release of better than expected apartment occupancy data.

•	Many of the Fund’s insurance holdings also aided performance during this period. The stock price of French insurer AGF moved up as the company has delivered on its ambitious financial targets for 2004 and so far in 2005. The company recently signaled a higher than expected dividend for the year. Property & casualty insurer Catlin also performed well on the back of strong financial results that eased investor concerns after setbacks suffered by the company last year.

•	Strong trading and investment banking revenues led several investment banks and brokers to post spectacular results in the course of this past year. Fund holdings Lehman Brothers and Credit Suisse are well positioned to benefit from a continued recovery in capital-markets related activity and saw their stocks move up in this period.

AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

What hurt performance during the year

•	The principal detractors from performance were the government-sponsored mortgage agencies Fannie Mae and Freddie Mac. They continue to be hurt by concerns about accounting issues and political efforts under way to control the growth of or reduce their portfolios. More recently, declining market share of the conventional mortgages they guarantee and the erosion of the net interest margins, due to the flattening yield curve, have depressed their earnings and stock prices.

Advisor Outlook

We continue to rely on our research based tools to identify stocks that we believe look cheap relative to their long-term earnings power.

Sector Weightings as of 10/31/05

% of Net Assets
Commercial Banks	36.3%
Insurance	28.9
Diversified Financial Services	11.6
Capital Markets	10.2
Thrifts & Mortgage Finance	7.3
Real Estate	4.5
Consumer Finance	0.6
Cash and Other	0.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES :

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expenses Paid During Period* 5/1/05- 10/31/05
Class A
Actual	$1,000.00	$1,091.80	$9.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.38	8.89

Class B
Actual	1,000.00	1,088.60	12.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,013.61	11.67

Class C
Actual	1,000.00	1,088.80	12.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,013.61	11.67

Class Y
Actual	1,000.00	1,094.00	6.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios (after any contractual waivers and reimbursements, if applicable) of 1.75%, 2.30%, 2.30% and 1.30%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND

FUND ADVISER

•	Rockefeller & Co., Inc.

PERFORMANCE RESULTS

Growth of a $10,000 Investment

9/30/00–10/31/05

Investment in Class A Shares

Without Sales Charge

(non-standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	Since Incept.*
Class A Shares	8.79%	0.14%	0.14%
Class B Shares	8.31	(0.39)	(0.40)
Class C Shares	8.19	(0.41)	(0.42)
Class Y Shares	9.22	0.61	0.60
MSCI World Index	13.27	0.13	(0.21)
Lipper Global Funds Index	15.12	1.06	0.56

*	Date of inception 9/30/00

Returns for periods greater than one year are annualized

With Sales Charge

(standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	Since Incept.*
Class A Shares	3.63%	(0.83)%	(0.82)%
Class B Shares	3.31	(0.79)	(0.59)
Class C Shares	7.19	(0.41)	(0.42)
MSCI World Index	13.27	0.13	(0.21)
Lipper Global Funds Index	15.12	1.06	0.56

*	Date of inception 9/30/00

Returns for periods greater than one year are annualized

With Sales Charge

(standardized average annual returns)

as of 9/30/05

	1 Year	5 Years	Since Incept.*
Class A Shares	8.79%	(0.34)%	(0.34)%
Class B Shares	8.61	(0.32)	(0.32)
Class C Shares	12.61	0.08	0.08
MSCI World Index	18.93	0.28	0.28
Lipper Global Funds Index	20.60	1.03	1.03

*	Date of inception 9/30/00

Returns for periods greater than one year are annualized

Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”

Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.

PERFORMANCE SUMMARY

The Fund’s Class A shares returned 8.79% for the year ending October 31, 2005. The Fund’s benchmark, the MSCI World Index, returned 13.27% over the same period.

Fund Highlights

For the year ended October 31, 2005

What helped performance during the year

•	In the Information Technology sector, both stock selection and an underweight position relative to the benchmark contributed to performance.

•	Stock selection in the Industrials and Consumer Discretionary sectors also added to performance.

What hurt performance during the year

•	In Consumer Staples, both stock selection and an overweight position relative to the benchmark subtracted from performance.

•	Stock selection in the Health Care and Financials sectors also detracted from performance.

Advisor Outlook

Corporate balance sheets and cash flow remain strong and we believe high-quality companies are poised for outperformance in this environment. We believe our stock research, which is uncovering many consistently profitable companies generating cash flow yields well in excess of U.S. Treasury yields, supports this conviction. Many of these companies have dominant franchises, and are slow but steady growers. In an uncertain economic environment, we like the prospective returns and limited downside offered by such stocks. We see a decelerating U.S. economic outlook already somewhat reflected in the price of shares. The U.S. continues to lag overseas markets, but we have seen fundamental reform in Japan, lending hope for long-term and not just cyclical improvement. We also have been impressed with how well global

AXA ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND

economies have dealt with high energy prices. We expect to see some relief from exorbitant gasoline and natural gas prices after this winter, when inventories can be replenished and pre-hurricane production capacity is restored. Therefore, while the next six months may test consumer spending and therefore economic growth, this may be merely a brief cyclical slowdown.

Sector Weightings as of 10/31/05

% of Net Assets
Financials	26.2%
Industrials	14.2
Consumer Staples	13.2
Energy	12.2
Consumer Discretionary	11.8
Information Technology	10.2
Health Care	4.4
Telecommunication Services	2.9
Materials	2.2
Cash and Other	2.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expenses Paid During Period* 5/1/05 - 10/31/05
Class A
Actual	$1,000.00	$1,052.50	$9.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.38	8.89

Class B
Actual	1,000.00	1,050.50	11.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,013.61	11.67

Class C
Actual	1,000.00	1,049.40	11.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,013.61	11.67

Class Y
Actual	1,000.00	1,054.70	6.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios (after any contractual waivers and reimbursements, if applicable) of 1.75%, 2.30%, 2.30% and 1.30%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE GOVERNMENT SECURITIES FUND

FUND ADVISER

•	TCW Investment Management Company

PERFORMANCE RESULTS

Growth of a $10,000 Investment

10/31/95–10/31/05

Investment in Class A Shares

Without Sales Charge

(non-standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares	1.00%	5.31%	5.76%	—
Class B Shares	0.45	4.71	5.28	—
Class C Shares	0.45	4.71	—	5.14	%*
Class Y Shares	1.38	5.75	—	5.79	**
Lehman Brothers Intermediate Government Bond Index	0.27	5.28	5.62	5.48	**
Lipper General US Government Funds Index	1.14	5.32	5.32	5.16	**

*	Date of inception 5/1/97

**	Since Inception returns shown for Class Y Shares and the Indexes in the table above are calculated using an inception date of 7/31/97, as daily index values for this time period are not available for all indexes. Since inception, 7/17/97, the average annual return for Class Y Shares is 4.54%.

Returns for periods greater than one year are annualized

With Sales Charges

(standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares	(3.76)%	4.29%	5.25%	—
Class B Shares	(4.42)	4.37	5.28	—
Class C Shares	(0.52)	4.71	—	5.14	%*
Lehman Brothers Intermediate Government Bond Index	0.27	5.28	5.62	5.74	**
Lipper General US Government Funds Index	1.14	5.32	5.32	5.59	**

*	Date of inception 5/1/97

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charge

(standardized average annual returns)

as of 9/30/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares	(2.34)%	4.56%	5.43%	—
Class B Shares	(2.99)	4.65	5.46	—
Class C Shares	0.97	4.98	—	5.29	*
Lehman Brothers Intermediate Government Bond Index	1.31	5.51	—	5.85	**
Lipper General US Government Funds Index	2.72	5.66	—	5.75	**

*	Date of inception 5/1/97

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”

Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.

PERFORMANCE SUMMARY

The Fund’s Class A shares returned 1.00% for the year ending October 31, 2005. The Fund’s benchmark, the Lehman Brothers Intermediate Government Bond Index, returned 0.27% over the same period.

Fund Highlights

For the year ended October 31, 2005

What helped performance during the year:

•	The Fund’s allocation to the mortgage sector benefited performance in the last year, as the mortgage sector was one of the top performing sectors of the fixed market over the past 12 months.

•	AAA-rated securities and longer maturities were top performing subsectors of the high grade fixed income market.

•	The Fund’s allocation in the Ginnie Mae contributed positively to performance as this subsector outperformed both Freddie Mac and Fannie Mae due to strong foreign buying and limited supply.

•	Nonhybrid agency adjustable rate mortgage holdings along with some of the higher coupon fixed rate pass-throughs benefited performance.

•	Long fixed rate agency collateralized mortgage obligations also performed well.

What hurt performance during the year:

•	Fixed rate Fannie Mae and Freddie Mac pass-throughs with coupons between 4.50% and 5.50% underperformed. Some of the hybrid agency adjustable rate mortgages also underperformed slightly.

AXA ENTERPRISE GOVERNMENT SECURITIES FUND

Advisor Outlook

Most sub sectors of the mortgage market appear fully valued at the moment. The impact of Hurricane Katrina is expected to be minimal due to the low concentration of disaster-zone properties in most pools. Legislators continue to pursue tighter regulation of both Fannie Mae and Freddie Mac, with closer regulation viewed as a positive for the financial strength and performance of these entities going forward. Activity in the housing sector has been robust in spite of rising rates. Negative headlines related to housing bubbles, underwriting practices and certain types of mortgage loans have increased demand for agency issued mortgage-backed securities and AAA-rated securities. Ginnie Mae securities in particular have performed very well due to strong demand from foreign buyers attracted by the full faith and credit guarantee offered by the U.S. Government. We remain highly selective in our search for new assets. We are currently finding value in some short reset adjustable rate mortgages and 30-year fixed rate product. We remain diligent in our emphasis on structure and collateral as a means of limiting exposure to all types of risk.

Sector Weightings as of 10/31/05

% of Net Assets
U.S. Government Agencies	85.6%
Agency CMO	11.0
Cash and Other	3.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES :

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expenses Paid During Period* 5/1/05 - 10/31/05
Class A
Actual	$1,000.00	$997.90	$6.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36

Class B
Actual	1,000.00	995.20	9.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.13	9.15

Class C
Actual	1,000.00	996.00	9.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.13	9.15

Class Y
Actual	1,000.00	1,000.20	4.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios (after any contractual waivers and reimbursements, if applicable) of 1.25%, 1.80%, 1.80% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE GROWTH AND INCOME FUND

FUND ADVISER

•	UBS Global Asset Management (Americas) Inc.

PERFORMANCE RESULTS

Growth of a $10,000 Investment

7/31/97–10/31/05

Investment in Class A Shares

Without Sales Charge

(non-standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares**	12.81%	(2.60)%	—	4.61%
Class B Shares**	12.20	(3.14)	—	4.06
Class C Shares**	12.18	(3.14)	—	4.06
Class Y Shares	13.32	(2.15)	9.68%	—
Russell 1000 Index	10.47	(1.38)	9.50	4.93	*
Lipper Large-Cap Core Funds Index	8.67	(2.75)	8.00	3.65	*

*	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 7/31/97, as daily index values for this time period are not available for all indexes.

**	Since inception 7/17/97, the average annual return without sales charges for Class A, Class B and Class C is 4.94%, 4.40% and 4.39%, respectively.

Returns	for periods greater than one year are annualized

With Sales Charges

(standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares**	7.45%	(3.55)%	—	3.99%
Class B Shares**	7.20	(3.53)	—	4.06
Class C Shares**	11.18	(3.14)	—	4.06
Russell 1000 Index	10.47	(1.38)	9.50	4.93	*
Lipper Large-Cap Core Funds Index	11.47	(2.75)	8.00	3.65	*

*	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 7/31/97, as daily index values for this time period are not available for all indexes.

**	Since inception 7/17/97, the average annual return with sales charges for Class A, Class B and Class C is 4.33%, 4.40% and 4.39%, respectively.

Returns	for periods greater than one year are annualized

With Sales Charge

(standardized average annual returns)

as of 9/30/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares**	9.92%	(3.55)%	—	4.07%
Class B Shares**	9.75	(3.54)	—	4.14
Class C Shares**	13.77	(3.15)	—	4.14
Russell 1000 Index	14.26	(1.27)	9.65	5.21	*
Lipper Large-Cap Core Funds Index	11.47	(2.75)	8.08	3.84	*

*	Date of inception 7/17/97

**	Since inception 7/17/97, the average annual return without sales charges for Class A, Class B and Class C is 5.03%, 4.48% and 4.48%, respectively. Since inception 7/17/97, the average annual return with sales charges for Class A, Class B and Class C is 4.41%, 4.48% and 4.48%, respectively.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”

Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.

PERFORMANCE SUMMARY

The Fund’s Class A shares returned 12.81% for the year ending October 31, 2005. The Fund’s benchmark, the Russell 1000 Index, returned 10.47% over the same period.

Fund Highlights

For the year ended October 31, 2005

What helped performance during the year

•	From a sector perspective, overweights in construction and real property, and underweights in semiconductors and computer hardware helped Fund performance.

•	Burlington Northern Santa Fe Corp., which experienced strong stock performance on higher shipping volumes and prices, was a key holding.

•	Exelon Corp performed strongly as President Bush continued to push aggressively for Congress to pass energy measures, one of which would encourage nuclear energy plant construction.

•	Another contributor was UnitedHealth Group, Inc., which announced in the third quarter that it would be acquiring PacifiCare Health Systems, a major Medicare provider, giving UnitedHealth Group, Inc. a national network and a closer connection to government-related business. UnitedHealth Group, Inc. also announced that all of its contracts for the new Medicare Prescription Drug Program (Part D) have been approved by the federal government.

What hurt performance during the year

•	From a sector perspective, an underweight to energy reserves, as well as an overweight to entertainment, hurt performance during the period.

•	Holding Masco Corp. detracted from performance, as the company was confronted with higher commodity, raw materials, and transportation costs.

AXA ENTERPRISE GROWTH AND INCOME FUND

•	During the third quarter, Freddie Mac announced that earnings for the first half of 2005 declined nearly 60% compared to the same period a year earlier. The earnings drop was due mainly to lower interest income caused by rising interest rates. It was also reported during the quarter that a bill was being proposed in the U.S. Senate to sharply reduce the company’s mortgage portfolio.

•	Morgan Stanley came under fire in the spring for then-CEO Phil Purcell’s leadership changes and for key-employee resignations. Dissenting shareholders called for management changes and the ousting of Purcell, and Purcell subsequently stepped down in the summer and was replaced by former co-chair John Mack.

•	Also, not holding Altria hurt relative performance over the reporting period.

Advisor Outlook

We feel most of the opportunities available in the current market are more bottom-up in nature. High quality, low volatility stocks look most attractive to us at the present time. There are no identifiable macro themes driving the underlying Fund construction. The Fund is positioned toward companies with strong cash flow and the ability to pay or increase dividends and/or repurchase shares. We expect moderate earnings growth above the long-term trend.

Sector Weightings as of 10/31/05

% of Net Assets
Financials	22.8%
Health Care	22.5
Consumer Discretionary	13.1
Information Technology	11.4
Industrials	10.3
Utilities	6.9
Telecommunication Services	4.2
Consumer Staples	4.1
Energy	3.7
Cash and Other	1.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expenses Paid During Period* 5/1/05 - 10/31/05
Class A
Actual	$1,000.00	$1,073.50	$7.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.64	7.63

Class B
Actual	1,000.00	1,070.40	10.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.87	10.41

Class C
Actual	1,000.00	1,070.70	10.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.87	10.41

Class Y
Actual	1,000.00	1,076.00	5.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios (after any contractual waivers and reimbursements, if applicable) of 1.50%, 2.05%, 2.05% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE HIGH-YIELD BOND FUND

FUND ADVISER

•	Caywood-Scholl Capital Management

PERFORMANCE RESULTS

Growth of a $10,000

Investment 10/31/95–10/31/05

Investment in Class A Shares

Without Sales Charge

(non-standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares	2.20%	6.63%	6.32%	—
Class B Shares	1.65	6.02	5.85	—
Class C Shares	1.65	6.02	—	5.00	%*
Class Y Shares	2.55	7.11	—	5.40	**
Merrill Lynch High Yield U.S. Corporates, Cash Pay	3.96	8.23	6.93	5.72	**
Lipper High Current Yield Bond Funds Index	4.12	5.52	5.32	3.63	**

*	Date of inception 5/1/97

**	Since Inception returns shown for Class Y Shares and the Indexes in the table above are calculated using an inception date of 7/31/97, as daily index values for this time period are not available for all indexes. Since inception, 7/25/97, the average annual return for Class Y Shares is 5.49%.

Returns for periods greater than one year are annualized

With Sales Charges

(standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares	(2.68)%	5.59%	5.81%	—
Class B Shares	(3.15)	5.72	5.85	—
Class C Shares	0.69	6.02	—	5.00	%*
Merrill Lynch High Yield U.S. Corporates Cash Pay	3.96	8.23	6.93	5.72	**
Lipper High Current Yield Bond Funds Index	4.12	5.52	5.32	3.63	**

*	Date of inception 5/1/97

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charge

(standardized average annual returns)

as of 9/30/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares	(0.44)%	5.07%	5.99%	—
Class B Shares	(0.96)	5.20	6.04	—
Class C Shares	2.96	5.50	—	5.14	*
Merrill Lynch High Yield U.S. Corporates Cash Pay	6.69	7.74	7.08	5.87	**
Lipper High Current Yield Bond Funds Index	6.85	4.96	5.49	3.77	**

*	Date of inception 5/1/97

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”

Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.

PERFORMANCE SUMMARY

The Fund’s Class A shares returned 2.20% for the year ending October 31, 2005. The Fund’s benchmark, the Merrill Lynch High Yield U.S. Corporates, Cash Pay Index, returned 3.96% over the same period.

Fund Highlights

For the year ended October 31, 2005

What helped performance during the year

•	In the latter part of 2005, the Fund’s emphasis on single B and double B credits aided performance, as CCC credits underperformed the general market.

•	In the rising interest rate environment of the past several months, the Fund’s intermediate duration has modestly helped.

•	Industry overweights in wireless communications (Rogers Communications, Dobson Cellular) and the independent utilities sector (Edison International, NRG, and Texas GenCo) helped performance.

•	Avoidance of auto parts suppliers and airlines boosted performance.

What hurt performance during the year

•	Longer duration assets outperformed in the fourth quarter of 2004 and the first quarter of 2005, which hurt the Fund as it was shorter duration versus the benchmark.

•	The Fund was hurt by mergers and acquisition activity (JC Penney, CVC, Intelsat/PanAmSat, R.H. Donnelley/Dex, and Georgia Pacific).

Advisor Outlook

Looking forward, we believe the high yield market will continue to earn its coupon for the remainder of the year. As we approach year end, we would

AXA ENTERPRISE HIGH-YIELD BOND FUND

not be surprised to see a modest rally as investors seek to reduce their cash levels.

Sector Weightings as of 10/31/05

% of Net Assets
Long-Term Debt Securities	94.6%
Common Stocks	0.5
Warrants	0.1
Cash and Other	4.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expenses Paid During Period* 5/1/05 - 10/31/05
Class A
Actual	$1,000.00	$1032.20	$6.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

Class B
Actual	1,000.00	1,028.30	9.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,015.88	9.40

Class C
Actual	1,000.00	1,029.40	9.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,015.88	9.40

Class Y
Actual	1,000.00	1,033.50	4.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios (after any contractual waivers and reimbursements, if applicable) of 1.30%, 1.85%, 1.85% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE INTERNATIONAL GROWTH FUND

FUND ADVISER

•	Walter Scott & Partners Limited

PERFORMANCE RESULTS

Growth of a $10,000 Investment

10/31/95–10/31/05

Investment in Class A Shares

Without Sales Charge

(non-standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares	18.59%	(3.80)%	2.88%	—
Class B Shares	17.91	(4.41)	2.36	—
Class C Shares	17.96	(4.44)	—	0.39	%*
Class Y Shares	19.12	(3.44)	3.28	—
MSCI EAFE Index	18.09	3.04	5.81	5.43	**
Lipper International Funds Index	18.91	3.62	7.35	6.14	**

*	Date of inception 5/1/97

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charge

(standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares	12.97%	(4.73)%	2.38%	—
Class B Shares	12.91	(4.78)	2.36	—
Class C Shares	16.96	(4.44)	—	0.39	%*
MSCI EAFE Index	18.09	3.04	5.81	5.43	**
Lipper International Funds Index	18.91	3.62	7.35	6.14	**

*	Date of inception 5/1/97

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charge

(standardized average annual returns)

as of 9/30/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares	20.28%	(4.69)%	2.68%	—
Class B Shares	20.49	(4.76)	2.66	—
Class C Shares	24.49	(4.41)	—	0.80	%*
MSCI EAFE Index	25.79	3.16	5.83	5.86	**
Lipper International Funds Index	26.32	3.51	7.44	6.57	**

*	Date of inception 5/1/97

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”

Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.

PERFORMANCE SUMMARY

The Fund’s Class A shares returned 18.59% for the year ending October 31, 2005. The Fund’s benchmark, the MSCI EAFE Index, returned 18.09% over the same period.

Fund Highlights

For the year ended October 31, 2005

What helped performance during the year

•	Stock selection was strong in several sectors due to overweight positions relative to benchmark: Financials (Mistubishi Financial, Millea Holdings, Mistubishi Estate, Nikko Cordial Corp.), Information Technology (Taiwan Semiconductor, Flextronics International), Health Care (Roche Holdings), and Materials (Shinetsu Chemical).

•	The largest single contribution came from an overweight position in Japanese holding Shimamura Co.

•	Sector as well as stock selection contributions came from both Telecommunication Services (underweight versus benchmark) and Energy (overweight versus benchmark).

What hurt performance during the year

•	Consumer Staples stock selection detracted from performance, especially an overweight position in Seven Eleven Japan Ltd.

•	Industrials and Consumer Discretionary stock selection also hurt performance.

•	An overweight position relative to benchmark in the Information Technology sector and underweight positions in the Financials and Materials sectors also subtracted from performance.

AXA ENTERPRISE INTERNATIONAL GROWTH FUND

•	The largest individual detractors were holdings not held in the benchmark: SAP Aktiengesellschaft, Sumitomo Mitsui Financial and Novartis.

Advisor Outlook*

The turnaround in market perceptions of Japan was perhaps the most notable event in the three-month period. Good economic and corporate news plus the election of Koizumi as Prime Minister with his reform agenda strongly suggests that the recovery is well founded. More recently, domestic demand and bank lending have shown signs of recovery. We believe the scene is well set for a prolonged recovery aided and abetted by a benign world economy and, of course, the role Japanese companies are playing in the development of China. Elsewhere, Europe is showing very little in the way of recovery. In our opinion, it is still dogged by the strictures of the Euro and the inability of many companies, particularly in the manufacturing area, to recognize the ‘China factor.’ Unemployment is still north of 10% in France and Germany.

*	Walter Scott & Partners Ltd. became subadvisor to the Fund on June 25, 2005.

Sector Weightings as of 10/31/05

% of Net Assets
Consumer Discretionary	17.3%
Energy	14.9
Information Technology	13.5
Health Care	12.8
Financials	9.4
Consumer Staples	8.9
Industrials	8.2
Utilities	4.7
Telecommunication Services	3.7
Materials	3.4
Cash and Other	3.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expenses Paid During Period* 5/1/05 - 10/31/05
Class A
Actual	$1,000.00	1,121.50	$9.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,015.88	9.40

Class B
Actual	1,000.00	1,118.90	12.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,013.11	12.18

Class C
Actual	1,000.00	1,118.80	12.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,013.11	12.18

Class Y
Actual	1,000.00	1,124.30	7.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.15	7.12

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios (after any contractual waivers and reimbursements, if applicable) of 1.85%, 2.40%, 2.40% and 1.40%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE MONEY MARKET FUND

FUND ADVISER

•	J.P. Morgan Investment Management Inc.

PERFORMANCE SUMMARY

The Fund’s Class A shares returned 2.19% for the year ending October 31, 2005. The Fund’s benchmark, the 30-Day T-Bill, returned 2.76% over the same period.

Fund Highlights

For the year ended October 31, 2005

The Fund maintained a weighted average maturity (WAM) range of 20 to 55 days, adjusting according to the Federal Reserve meeting schedule. The WAM was reduced prior to each meeting, generally investing in overnight and one-month maturities to ensure adequate liquidity to meet redemptions and purchase longer-dated securities should attractive opportunities arise. Following each rate hike, the Fund added 6-12 month paper when a steepening in the 1-12 month LIBOR curve allowed for capturing additional yield. In addition, a 10-15% allocation in monthly and quarterly Floating Rate Notes was maintained, which helped performance.

Advisor Outlook

Although hard inflation data remains well behaved, we believe that some pass-through inflation from elevated energy prices is likely to appear in the remainder of the year. We look to remain positioned to capture higher yields if the Federal Reserve continues to raise rates. We will extend Fund WAM when we believe we see attractive levels further out on the 1-12 month LIBOR curve and plan to manage our allocation in Floating Rate Notes to benefit from rising yields.

Sector Weightings as of 10/31/05

% of Net Assets
Government Securities	79.3%
Corporate Bonds	13.3
Certificate of Deposit	4.2
Commercial Paper	4.2
Cash and Other	(1.0)

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

AXA ENTERPRISE MONEY MARKET FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expenses Paid During Period* 5/1/05 - 10/31/05
Class A
Actual	$1,000.00	$1,013.60	$3.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57

Class B
Actual	1,000.00	1,013.60	3.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57

Class C
Actual	1,000.00	1,013.60	3.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57

Class Y
Actual	1,000.00	1,013.60	3.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios (after any contractual waivers and reimbursements, if applicable) of 0.70%,0.70%, 0.70% and 0.70%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE MULTI-CAP GROWTH FUND

FUND ADVISER

•	Montag & Caldwell, Inc.

This Fund is closed to new investors.

PERFORMANCE RESULTS

Growth of a $10,000 Investment

7/1/99–10/31/05

Investment in Class A Shares

Without Sales Charge

(non-standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	Since Incept.*
Class A Shares	13.09%	(7.65)%	6.75%
Class B Shares	12.24	(8.17)	6.16
Class C Shares	12.41	(8.20)	6.13
Class Y Shares	13.39	(7.29)	7.17
Russell 1000 Growth Index	8.81	(7.93)	(4.45	)**
Lipper Multi-Cap Growth Funds Index	12.86	(6.79)	(1.32	)**

*	Date of inception 7/1/99

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 6/30/99, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charges

(standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	Since Incept.*
Class A Shares	7.68%	(8.54)%	5.93%
Class B Shares	7.24	(8.54)	6.16
Class C Shares	11.41	(8.20)	6.13
Russell 1000 Growth Index	8.81	(7.93)	(4.45	)**
Lipper Multi-Cap Growth Funds Index	12.86	(6.79)	(1.32	)**

*	Date of inception 7/1/99

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 6/30/99, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charge

(standardized average annual returns)

as of 9/30/05

	1 Year	5 Years	Since Incept.*
Class A Shares	12.77	(10.10)	6.40	*
Class B Shares	12.84	(10.05)	6.67	*
Class C Shares	16.73	(9.72)	6.62	*
Russell 1000 Growth Index	11.60	(8.64)	(4.36	)**
Lipper Multi-Cap Growth Funds Index	17.42	(7.56)	(1.05	)**

*	Date of inception 7/1/99

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 6/30/99, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”

Performance information is as of the date shown.

PERFORMANCE SUMMARY

The Fund’s Class A shares returned 13.09% for the year ending October 31, 2005. The Fund’s benchmark, the Russell 1000 Growth Index, returned 8.81% over the same period.

Fund Highlights

For the year ended October 31, 2005

What helped performance during the year

•	A significant overweight in the Energy sector was the largest positive contributor from a sector selection perspective, with strong performance from ConocoPhillips and Schlumberger Ltd.

•	Stock selection was particularly strong in the Consumer Staples sector, with positive contributions from holdings including PepsiCo, Inc., Colgate-Palmolive Co., and Gillette.

•	Health Care also offered positive contributions, especially biotechnology holdings Genentech, Inc. and Amgen, Inc.

What hurt performance during the year

•	From a stock selection perspective, the Information Technology sector subtracted value with the largest negative contribution from holding Maxim Integrated Products, Inc.

•	The Industrials sector detracted from performance, particularly United Parcel Service, Inc. (Class B) and Illinois Tool Works, Inc.

Advisor Outlook

We think the stock market will become increasingly volatile due to rising interest rates and a more challenging corporate profit environment. Most investors seem to be expecting the stock market to move higher in the period ahead, and are probably not fully prepared for unfavorable developments such as higher interest rates and slowing profit growth. In terms of selection, we remain optimistic regarding the outlook for large capitalization growth stocks. Growth stocks have underperformed value stocks and large cap stocks have underperformed small cap stocks for the

AXA ENTERPRISE MULTI-CAP GROWTH FUND

past five years, resulting in what we consider to be very attractive valuation levels for the high quality, large capitalization growth stocks that make up the Fund. We believe these types of companies are capable of generating consistent earnings gains in the more moderate economic and corporate profit environment we project and that their shares offer significant appreciation potential from current levels.

Sector Weightings as of 10/31/05

% of Net Assets
Health Care	24.0%
Energy	15.5
Consumer Discretionary	15.1
Consumer Staples	14.0
Information Technology	13.3
Industrials	10.1
Financials	2.6
Cash and Other	5.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expenses Paid During Period* 5/1/05 - 10/31/05
Class A
Actual	$1,000.00	$1,061.50	$9.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.28	9.00

Class B
Actual	1,000.00	1,058.00	11.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,013.56	11.72

Class C
Actual	1,000.00	1,057.80	12.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,013.46	11.82

Class Y
Actual	1,000.00	1,064.30	7.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.15	7.12

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios (after any contractual waivers and reimbursements, if applicable) of 1.77%, 2.31%, 2.33% and 1.40%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

This Fund is closed to new investors.

AXA ENTERPRISE SHORT DURATION BOND FUND

FUND ADVISER

•	Boston Advisors, Inc.

PERFORMANCE RESULTS

Growth of a $10,000 Investment

11/29/02 – 10/31/05

Investment in Class A Shares

Without Sales Charge

(non-standardized average annual returns)

as of 10/31/05

	1 Year	Since Incept.*
Class A Shares	1.35%	2.06%
Class B Shares	0.60	1.30
Class C Shares	0.59	1.29
Class Y Shares	1.50	2.30
Lehman Brothers 1-3 Year Govt/Credit Index	0.80	2.14	**
Lipper Short-Intermediate Investment Grade Funds Index	0.45	2.99	**

*	Date of inception 11/29/02

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 11/30/92, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charges

(standardized average annual returns)

as of 10/31/05

	1 Year	Since Incept.*
Class A Shares	(2.17)%	0.83%
Class B Shares	(4.32)	(0.03)
Class C Shares	(0.39)	1.29
Lehman Brothers 1-3 Year Govt/Credit Index	0.80	2.14	**
Lipper Short-Intermediate Investment Grade Funds Index	0.45	2.99	**

*	Date of inception 11/29/02

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 11/30/92, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charge

(standardized average annual returns)

as of 9/30/05

	1 Year	Since Incept.*
Class A Shares	(2.03)%	0.90%
Class B Shares	(4.19)	0.03
Class C Shares	(0.25)	1.40
Lehman Brothers 1-3 Year Govt/Credit Index	1.19	2.22
Lipper Short-Intermediate Investment Grade Funds Index	1.47	3.25

*	Date of inception 11/29/02

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 11/30/92, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”

Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.

PERFORMANCE SUMMARY

The Fund’s Class A shares returned 1.35% for the year ending October 31, 2005. The Fund’s benchmark, the Lehman Brothers 1-3 Year Government /Credit Index, returned 0.80% over the same period.

Fund Highlights

For the year ended October 31, 2005

What helped performance during the year

•	The Fund management strategy of investing primarily in short duration fixed income and floating rate assets was a positive for the Fund as the Federal Reserve raised interest rates during the period.

•	A consistent overweight to yield enhancing sectors of the market, including corporates, mortgages and asset-backed instruments, aided performance relative to the benchmark.

•	The presence of broad credit diversification within the Fund and absence of concentrated positions in deteriorating issuers benefited performance during the year.

What hurt performance during the year

•	The Fund maintained a duration, or sensitivity to changes in interest rates, at or near that of the benchmark level. With the rapid increase in interest rates over the year, a shorter duration would have enhanced performance.

•	While concentrated positions in deteriorating credits were absent, exposures to declining issuers were not. Early in the period exposure to the auto industry weighed on performance.

AXA ENTERPRISE SHORT DURATION BOND FUND

Advisor Outlook

The Fund is positioned to take advantage of a continued economic expansion, with an overweight in yield enhancing sectors and an underweight in U.S. Treasuries. We anticipate that this additional yield will benefit performance in the broadly diversified Fund even in a possible mid-expansion slow-down in mid-2006. Further, with over 300bp of tightening since the rate lows in May 2004, and another 75bp of tightening already reflected in the market through mid 2006, we believe short rates (2-year maturities) are near their peak for some time to come. As a result, we plan to sell bonds with maturities under one year and reinvest in the two-to-three year area.

Sector Weightings as of 10/31/05

% of Net Assets
Government Securities	37.7%
Corporate Bonds	30.4
Asset-Backed and Mortgage-Backed Securities	29.3
Cash and Other	2.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expenses Paid During Period* 5/1/05 - 10/31/05
Class A
Actual	$1,000.00	$1,004.70	$4.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

Class B
Actual	1,000.00	1,000.90	8.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.89	8.39

Class C
Actual	1,000.00	1,000.90	8.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.89	8.39

Class Y
Actual	1,000.00	1,005.90	3.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios (after any contractual waivers and reimbursements, if applicable) of 0.90%, 1.65%, 1.65% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE SMALL COMPANY GROWTH FUND

FUND ADVISER

•	Eagle Asset Management, Inc.

PERFORMANCE RESULTS

Growth of a $10,000 Investment

7/31/97–10/31/05

Investment in Class A Shares

Without Sales Charge

(non-standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares**	6.69%	(3.03)%	—	2.93%
Class B Shares**	6.14	(3.54)	—	2.34
Class C Shares**	6.12	(3.54)	—	2.36
Class Y Shares	7.20	(2.58)	7.54%	—
Russell 2000 Growth Index	10.91	(1.62)	4.81	2.41	*
Lipper Small-Cap Growth Funds Index	11.79	(1.80)	7.64	5.22	*

*	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 7/31/97, as daily index values for this time period are not available for all indexes.

**	Since inception 7/17/97, the average annual return without sales charge for Class A, Class B and Class C is 3.06%, 2.46% and 2.49%, respectively.

Returns for periods greater than one year are annualized

With Sales Charges

(standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares**	1.62%	(3.97)%	—	2.32%
Class B Shares**	1.14	(3.90)	—	2.34
Class C Shares**	5.12	(3.54)	—	2.36
Russell 2000 Growth Index	10.91	(1.62)	4.81	2.41	*
Lipper Small-Cap Growth Funds Index	11.79	(1.80)	7.64	5.22	*

*	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 7/31/97, as daily index values for this time period are not available for all indexes. The Russell 2000 Growth index (benchmark for the AEFT Small Co. Growth Fund) had an annualized ROR of 2.57% between 07/17/97 and 10/31/05.

**	Since inception 7/17/97, the average annual return with sales charge for Class A, Class B and Class C is 2.46%, 2.46% and 2.49%, respectively.

Returns for periods greater than one year are annualized

With Sales Charge

(standardized average annual returns)

as of 9/30/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares**	10.97%	(3.37)%	—	3.05%
Class B Shares**	10.86	(3.30)	—	3.06
Class C Shares**	14.89	(2.94)	—	3.09
Russell 2000 Growth Index	17.97	(2.54)	—	2.91	*
Lipper Small-Cap Growth Funds Index	18.96	(2.66)	—	5.72	*

*	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 7/31/97, as daily index values for this time period are not available for all indexes.

**	Since inception 7/17/97, the average annual return without sales charge for Class A, Class B and Class C is 3.80%, 3.19% and 3.22%, respectively. Since inception 7/17/97, the average annual return with sales charge for Class A, Class B and Class C is 3.19%, 3.19% and 3.22%, respectively.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”

Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.

PERFORMANCE SUMMARY

The Fund’s Class A shares returned 6.69% for the year ending October 31, 2005. The Fund’s benchmark, the Russell 2000 Growth Index, returned 10.91% over the same period.

Fund Highlights

For the year ended October 31, 2005

What helped performance during the year

•	The Energy sector continued to benefit from high demand for oil and natural gas. The Fund’s top holdings in the space were Patterson-UTI Energy and Unit.

•	In Materials & Processing, aluminum recycler Aleris International rebounded solidly following a mid-year dip to finish the fiscal year as another of the Fund’s best-performing individual securities.

•	The Fund also benefited from relative outperformance in the Information Technology sector. Top performers in the space were computer services stocks ANSYS and Datastream and computer technology stock UNOVA.

What hurt performance during the year

•	In the Consumer space, the Fund suffered from poor stock selection in casinos & gambling, retail and household furnishings. Laggards included Shuffle Master, Cabela’s, A.C. Moore Arts & Craft, Build-A-Bear Workshop and Tempur-Pedic.

•	In Producer Durables, the worst performers were telecommunications equipment stock C-COR, specialty machinery stock Applied Films and environmental services stock Duratek.

AXA ENTERPRISE SMALL COMPANY GROWTH FUND

•	In Health Care, the Fund underperformed in health care management services (with laggards Eclipsys and Centene). It also suffered from a lack of exposure to medical systems electronics, one of the best-performing health care industries in the benchmark.

Advisor Outlook

We believe the Federal Reserve will continue to increase short-term rates, which should ultimately push long rates up. As such, we believe some financial stocks will have difficulty outperforming the market for the time being; therefore, we are currently underweight traditional banks and thrifts. We plan to focus on companies that service the financial services group, such as data processors. We believe the pricing leverage and demand for both managed-care and disease-management companies will continue to go up and allow these companies to generate superior returns over the next 12 to 18 months. Further, we believe Medicare and Medicaid programs also will turn increasingly to these same companies for help in managing their costs. We have taken an overweight position in Health Care given the nation’s aging population and our concerns over a slowing economy. We believe stock selection in the consumer space will favor companies with unique consumer propositions, strong growth opportunities, expanding profitability and attractive valuations. In this environment, we prefer companies exposed to the higher-end consumer as well as those that provide goods and services that are typically viewed as staples rather than discretionary. Restaurants fit this category, in our view. We anticipate a choppy market heading into 2006.

Sector Weightings as of 10/31/05

% of Net Assets
Information Technology	26.5%
Health Care	23.0
Consumer Discretionary	19.0
Industrials	10.4
Energy	7.7
Materials	3.5
Financials	3.4
Consumer Staples	2.0
Telecommunication Services	1.5
Cash and Other	3.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expenses Paid During Period* 5/1/05 - 10/31/05
Class A
Actual	$1,000.00	$1,089.60	$8.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.89	8.39

Class B
Actual	1,000.00	1,086.80	11.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.12	11.17

Class C
Actual	1,000.00	1,086.50	11.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.12	11.17

Class Y
Actual	1,000.00	1,092.00	6.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.16	6.11

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios (after any contractual waivers and reimbursements, if applicable) of 1.65%, 2.20%, 2.20% and 1.20%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE SMALL COMPANY VALUE FUND

FUND ADVISER

•	GAMCO Investors, Inc.

PERFORMANCE RESULTS

Growth of a $10,000 Investment

10/31/95 – 10/31/05

Investment in Class A Shares

Without Sales Charge

(non-standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares	11.35%	8.56%	12.62%	—
Class B Shares	10.78	7.96	12.10	—
Class C Shares	10.81	7.96	—	11.62	%*
Class Y Shares	11.91	9.05	13.15	—
Russell 2000 Value Index	13.04	14.68	13.50	12.37	**
Lipper Small-Cap Value Funds Index	14.74	14.78	13.02	12.48	**

*	Date of inception 5/1/97

**	Since Inception returns shown for the indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charges

(standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares	6.07%	7.50%	12.07%	—
Class B Shares	5.78	7.66	12.10	—
Class C Shares	9.81	7.96	—	11.62	%*
Russell 2000 Value Index	13.04	14.68	13.50	12.37	**
Lipper Small-Cap Value Funds Index	14.74	14.78	13.02	12.48	**

*	Date of inception 5/1/97

**	Since Inception returns shown for the indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charge

(standardized average annual returns)

as of 9/30/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares	11.96%	8.13%	11.67%	—
Class B Shares	11.94	8.28	11.71	—
Class C Shares	16.04	8.58	—	12.15	%*
Russell 2000 Value Index	17.75	15.18	13.33	12.84	**
Lipper Small-Cap Value Funds Index	19.48	15.25	12.87	13.00	**

*	Date of inception 5/1/97

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”

Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.

PERFORMANCE SUMMARY

The Fund’s Class A shares returned 11.35% for the year ending October 31, 2005. The Fund’s benchmark, the Russell 2000 Value Index, returned 13.04% over the same period.

Fund Highlights

For the year ended October 31, 2005

What helped performance during the year

•	Merger and acquisition activity fueled performance this year. Deals were completed for Neiman Marcus, Pulitzer, Thomas Industries, Cuno, Western Wireless, Boca Resorts, Mondavi and Sola International. Schick Technologies recently announced a merger.

•	Wireless telephone stocks such as Rural Cellular and Centennial Cellular more than doubled in response to industry consolidation.

•	Many of our industrial holdings showed 100% plus returns, including Core Molding, Kaman, and Lamson and Sessions.

•	Manufactured housing stocks Cavco Industries and Nobility Homes rose in expectation of a surge in demand in the wake of the Gulf Coast hurricanes.

What hurt performance during the year

•	Our underweight position in the Energy sector hurt performance. The Fund’s few industry holdings such as RPC Inc. and CMS Energy and W-H Energy Services had stellar returns.

•	Small group broadcasters registered disappointing performance. These included Lin TV, Gray Television, Granite Broadcasting and Young Broadcasting.

AXA ENTERPRISE SMALL COMPANY VALUE FUND

Advisor Outlook

Impressive corporate earnings growth and increased merger and acquisition activity have been the primary supports for the equity markets this year. We expect deal activity to remain strong as financially robust companies continue to take advantage of publicly traded business bargains. Corporate earnings growth may slacken as a decelerating economy restrains top line growth and corporate profit margins are squeezed by higher energy and commodities prices and rising labor costs in the year ahead. In 2006, we look forward to lower energy prices, which should help to re-energize the consumer and provide some lift for the economy. We also expect the Federal Reserve to stop raising interest rates, taking pressure off the economy and improving investor sentiment. We plan to continue investing in small cap stocks selling at a discount to their intrinsic value with a catalyst that could possibly surface values.

Sector Weightings as of 10/31/05

% of Net Assets
Consumer Discretionary	29.3%
Industrials	27.9
Materials	7.5
Consumer Staples	7.5
Utilities	7.4
Health Care	7.3
Financials	4.9
Telecommunication Services	4.2
Information Technology	3.3
Energy	0.4
Cash and Other	0.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expenses Paid During Period* 5/1/05 - 10/31/05
Class A
Actual	$1,000.00	$1,060.90	$8.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.79	8.49

Class B
Actual	1,000.00	1,058.40	11.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.01	11.27

Class C
Actual	1,000.00	1,058.80	11.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.01	11.27

Class Y
Actual	1,000.00	1,063.10	6.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.00	6.26

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios (after any contractual waivers and reimbursements, if applicable) of 1.67%, 2.22%, 2.22% and 1.23%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE TAX-EXEMPT INCOME FUND

FUND ADVISER

•	MBIA Capital Management Corp.

PERFORMANCE RESULTS

Growth of a $10,000 Investment

10/31/95–10/31/05

Investment in Class A Shares

Without Sales Charge

(non-standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares	1.11%	4.83%	4.65%	—
Class B Shares	0.63	4.26	4.20	—
Class C Shares	0.63	4.27	—	4.19	%*
Class Y Shares	1.64	5.32	—	4.56	**
Lehman Brothers Municipal Bond Index	2.54	5.98	5.85	5.20	**
Lipper General Muni Debt Funds Index	2.83	5.56	5.26	4.49	**

*	Date of inception 5/1/97

**	Since Inception returns shown for Class Y Shares and the Indexes in the table above are calculated using an inception date of 11/30/98, as daily index values for this time period are not available for all indexes. Since inception, 7/17/98, the average annual return for Class Y Shares is 4.62%.

Returns for periods greater than one year are annualized

With Sales Charges

(standardized average annual returns)

as of 10/31/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares	(3.71)%	3.81%	4.15%	—
Class B Shares	(4.25)	3.92	4.20	—
Class C Shares	(0.35)	4.27	—	4.19	%*
Lehman Brothers Municipal Bond Index	2.54	5.98	5.85	5.20	**
Lipper General Muni Debt Funds Index	2.83	5.56	5.26	4.49	**

*	Date of inception 5/1/97

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 11/30/98, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charge

(standardized average annual returns)

as of 9/30/05

	1 Year	5 Years	10 Years	Since Incept.
Class A Shares	(2.04)%	4.18%	4.35%	—
Class B Shares	(2.70)	4.30	4.40	—
Class C Shares	1.27	4.64	—	4.34	*
Lehman Brothers Municipal Bond Index	4.05	6.34	6.06	5.36	**
Lipper General Muni Debt Funds Index	4.29	5.91	5.49	4.64	**

*	Date of inception 5/1/97

**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 11/30/98, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”

Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.

PERFORMANCE SUMMARY

The Fund’s Class A shares returned 1.11% for the year ending October 31, 2005. The Fund’s benchmark, the Lehman Brothers Municipal Bond Index, returned 2.54% over the same period.

Fund Highlights

For the year ended October 31, 2005

What hurt performance during the year

•	Lack of exposure to non-investment grade bonds, bonds subject to the Alternative Minimum Tax, and zero-coupon bonds all detracted from performance, as these segments outperformed the benchmark significantly.

•	Lack of exposure to the very long end of the yield curve also subtracted.

Advisor Outlook

We believe the conservative nature of the Fund and the yield curve positioning is prudent. We expect rates to continue to move higher and credit conditions to weaken at the margin. The duration of the Fund is slightly shorter than the benchmark. We continue to maintain a high average credit quality and a more conservative credit profile than the benchmark (we have no exposure to any credits below “single-A”).

AXA ENTERPRISE TAX-EXEMPT INCOME FUND

Sector Weightings as of 10/31/05

% of Net Assets
Florida	12.1%
Illinois	11.1
Texas	10.0
Nevada	8.7
Colorado	6.4
Washington	6.1
Michigan	5.7
South Carolina	4.9
California	4.8
Missouri	4.2
New York	4.1
Arizona	4.1
Alabama	4.0
Virginia	3.9
Ohio	3.9
Puerto Rico	2.0
Pennsylvania	2.0
Tennessee	0.8
Cash and Other	1.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expenses Paid During Period* 5/1/05 - 10/31/05
Class A
Actual	$1,000.00	$997.70	$5.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60

Class B
Actual	1,000.00	995.60	8.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.89	8.39

Class C
Actual	1,000.00	995.70	8.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.89	8.39

Class Y
Actual	1,000.00	1,000.80	3.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.98	3.26

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios (after any contractual waivers and reimbursements, if applicable) of 1.10%, 1.65%, 1.65% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE CAPITAL APPRECIATION FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (19.1%)
Hotels, Restaurants & Leisure (7.8%)
Four Seasons Hotels, Inc.	123,438	$6,619,980
MGM Mirage, Inc.*	182,152	6,807,020
Starbucks Corp.*	211,100	5,969,908
Wynn Resorts Ltd.*	42,259	1,972,650
Yum! Brands, Inc.	163,697	8,327,266

		29,696,824

Household Durables (4.0%)
Harman International Industries, Inc.	3,641	363,590
KB Home	60,421	3,948,512
Lennar Corp., Class A	94,255	5,238,693
MDC Holdings, Inc.	52,079	3,572,620
Toll Brothers, Inc.*	51,840	1,913,414

		15,036,829

Multiline Retail (2.2%)
Target Corp.	149,562	8,329,108

Specialty Retail (5.1%)
Home Depot, Inc.	108,076	4,435,439
Lowe’s Cos., Inc.	245,445	14,915,693

		19,351,132

Total Consumer Discretionary		72,413,893

Consumer Staples (5.6%)
Beverages (0.6%)
PepsiCo, Inc.	40,226	2,376,552

Food & Staples Retailing (1.9%)
CVS Corp.	158,720	3,874,355
Walgreen Co.	69,456	3,155,386

		7,029,741

Household Products (3.1%)
Procter & Gamble Co.	211,923	11,865,569

Total Consumer Staples		21,271,862

Energy (1.3%)
Energy Equipment & Services (1.3%)
Halliburton Co.	80,769	4,773,448

Total Energy		4,773,448

Financials (14.6%)
Capital Markets (4.8%)
Goldman Sachs Group, Inc.	12,986	1,641,041
Lehman Brothers Holdings, Inc.	70,599	8,448,582
UBS AG (Registered)	96,514	8,268,355

		18,357,978

Commercial Banks (0.3%)
UCBH Holdings, Inc.	69,217	1,204,376

Consumer Finance (3.2%)
SLM Corp.	215,399	11,961,106

Diversified Financial Services (2.5%)
Chicago Mercantile Exchange Holdings, Inc.	25,853	9,440,223

Insurance (1.1%)
Progressive Corp.	36,986	4,283,349

Real Estate (0.8%)
St. Joe Co.	43,505	2,869,155

Thrifts & Mortgage Finance (1.9%)
Countrywide Financial Corp.	231,642	7,359,266

Total Financials		55,475,453

Health Care (25.9%)
Biotechnology (11.1%)
Amgen, Inc.*	132,938	$10,071,383
Amylin Pharmaceuticals, Inc.*	65,146	2,188,906
Genentech, Inc.*	293,977	26,634,316
Genzyme Corp.*	46,974	3,396,220

		42,290,825

Health Care Equipment & Supplies (4.2%)
Medtronic, Inc.	162,599	9,212,859
Zimmer Holdings, Inc.*	106,818	6,811,784

		16,024,643

Health Care Providers & Services (9.1%)
Quest Diagnostics, Inc.	89,430	4,177,275
UnitedHealth Group, Inc.	520,828	30,150,733

		34,328,008

Pharmaceuticals (1.5%)
Johnson & Johnson	92,036	5,763,295

Total Health Care		98,406,771

Industrials (15.2%)
Aerospace & Defense (3.3%)
General Dynamics Corp.	67,736	7,877,697
Lockheed Martin Corp.	75,301	4,560,228

		12,437,925

Air Freight & Logistics (3.7%)
FedEx Corp.	152,476	14,017,119

Industrial Conglomerates (2.9%)
General Electric Co.	325,583	11,040,519

Machinery (3.1%)
Caterpillar, Inc.	223,632	11,760,807

Road & Rail (2.2%)
Burlington Northern Santa Fe Corp.	89,916	5,580,187
Union Pacific Corp.	42,837	2,963,464

		8,543,651

Total Industrials		57,800,021

Information Technology (9.7%)
Communications Equipment (4.2%)
Motorola, Inc.	303,507	6,725,715
QUALCOMM, Inc.	230,538	9,166,191

		15,891,906

Computers & Peripherals (2.2%)
Apple Computer, Inc.*	142,583	8,211,355

Internet Software & Services (3.3%)
Google, Inc., Class A*	34,308	12,767,379

Total Information Technology		36,870,640

Total Common Stocks (91.4%) (Cost $265,905,832)		347,012,088

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (7.9%)
JPMorgan Chase Nassau
3.40%, 11/1/05
(Amortized Cost $29,949,387)	$29,949,387	29,949,387

Total Investments (99.3%) (Cost $295,855,219)		376,961,475
Other Assets Less Liabilities (0.7%)		2,690,434

Net Assets (100%)		$379,651,909

*	Non-income producing.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE CAPITAL APPRECIATION FUND

PORTFOLIO OF INVESTMENTS (Concluded)

October 31, 2005

Investment security transactions for the year ended October 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$283,760,997
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$232,130,582

As of October 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$83,411,971
Aggregate gross unrealized depreciation	(2,657,768)

Net unrealized appreciation	$80,754,203

Federal income tax cost of investments	$296,207,272

For the year ended October 31, 2005, the Fund incurred approximately $478 as brokerage commissions with Bernstein (Sanford C.), an affiliated broker/dealer.

The Fund has a net capital loss carryforward of $56,981,150 of which $31,699,281 expires in the year 2009 and $25,281,869 expires in the year 2010. For the year ended October 31, 2005, the Fund utilized $12,840,907 in capital loss carryforward. A portion of the capital loss carryforward may be limited pursuant to the Internal Revenue Code and regulations.

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE DEEP VALUE FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (15.1%)
Automobiles (0.5%)
Winnebago Industries, Inc.	9,400	$275,608

Distributors (0.7%)
Genuine Parts Co.	9,300	412,641

Hotels, Restaurants & Leisure (3.6%)
Carnival Corp.	12,200	605,974
GTECH Holdings Corp.	21,000	668,640
Royal Caribbean Cruises Ltd.	16,400	679,616

		1,954,230

Household Durables (3.6%)
Stanley Works	28,000	1,342,040
Whirlpool Corp.	8,400	659,400

		2,001,440

Leisure Equipment & Products (1.9%)
Brunswick Corp.	7,200	274,536
Mattel, Inc.	50,900	750,775

		1,025,311

Media (0.7%)
Gannett Co., Inc.	5,900	369,694

Multiline Retail (2.4%)
Dollar General Corp.	42,000	816,480
Family Dollar Stores, Inc.	22,500	498,150

		1,314,630

Specialty Retail (1.7%)
Sherwin-Williams Co.	9,400	399,970
Weight Watchers International, Inc.*	10,700	562,499

		962,469

Total Consumer Discretionary		8,316,023

Consumer Staples (10.3%)
Food Products (1.0%)
ConAgra Foods, Inc.	22,100	514,267

Tobacco (9.3%)
Altria Group, Inc.	17,500	1,313,375
Imperial Tobacco Group plc (ADR)	18,600	1,073,592
Loews Corp.- Carolina Group	16,000	658,400
Reynolds American, Inc.	8,500	722,500
UST, Inc.	32,700	1,353,453

		5,121,320

Total Consumer Staples		5,635,587

Energy (10.8%)
Oil & Gas (10.8%)
Anadarko Petroleum Corp.	3,200	290,272
BP plc (ADR)	14,700	976,080
Chevron Corp.	12,400	707,668
ConocoPhillips	20,500	1,340,290
Marathon Oil Corp.	22,200	1,335,552
Occidental Petroleum Corp.	16,200	1,277,856

Total Energy		5,927,718

Financials (24.9%)
Commercial Banks (4.3%)
Bank of America Corp.	18,100	791,694
South Financial Group, Inc.	16,800	463,176
TCF Financial Corp.	17,000	460,700
Wells Fargo & Co.	10,600	638,120

		2,353,690

Consumer Finance (4.0%)
Capital One Financial Corp.	4,300	328,305
MBNA Corp.	37,700	963,989
SLM Corp.	16,700	927,351

		2,219,645

Diversified Financial Services (1.8%)
Citigroup, Inc.	21,100	$965,958

Insurance (7.0%)
Allstate Corp.	18,100	955,499
Axis Capital Holdings Ltd.	15,800	409,694
Hartford Financial Services Group, Inc.	9,400	749,650
Willis Group Holdings Ltd.	19,000	705,660
XL Capital Ltd., Class A	15,600	999,336

		3,819,839

Real Estate (1.8%)
American Financial Realty Trust (REIT)	42,800	526,868
Equity Office Properties Trust (REIT)	15,600	480,480

		1,007,348

Thrifts & Mortgage Finance (6.0%)
MGIC Investment Corp.	9,000	533,160
New York Community Bancorp, Inc.	39,100	632,247
Peoples Bank/Connecticut	20,550	661,710
Radian Group, Inc.	12,100	630,410
Washington Mutual, Inc.	21,400	847,440

		3,304,967

Total Financials		13,671,447

Health Care (13.9%)
Health Care Equipment & Supplies (2.1%)
Baxter International, Inc.	20,600	787,538
Hillenbrand Industries, Inc.	8,200	377,774

		1,165,312

Health Care Providers & Services (7.0%)
CIGNA Corp.	3,500	405,545
HEALTHSOUTH Corp.*	35,800	146,064
Service Corp. International	26,600	222,642
Triad Hospitals, Inc.*	12,300	505,899
Universal Health Services, Inc., Class B	8,600	405,404
WellChoice, Inc.*	11,600	877,540
WellPoint, Inc.*	16,900	1,262,092

		3,825,186

Pharmaceuticals (4.8%)
Bristol-Myers Squibb Co.	25,400	537,718
Pfizer, Inc.	39,100	850,034
Schering-Plough Corp.	33,300	677,322
Valeant Pharmaceuticals International	12,000	205,920
Wyeth	7,800	347,568

		2,618,562

Total Health Care		7,609,060

Industrials (9.5%)
Aerospace & Defense (1.6%)
Goodrich Corp.	15,700	566,299
Honeywell International, Inc.	9,800	335,160

		901,459

Air Freight & Logistics (1.2%)
Ryder System, Inc.	16,300	646,621

Electrical Equipment (3.2%)
American Power Conversion Corp.	45,600	975,384
Emerson Electric Co.	11,300	785,915

		1,761,299

Industrial Conglomerates (0.6%)
Tyco International Ltd.	13,400	353,626

Machinery (1.4%)
Illinois Tool Works, Inc.	4,200	355,992

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE DEEP VALUE FUND

PORTFOLIO OF INVESTMENTS (Concluded)

October 31, 2005

	Number of Shares	Value (Note 1)
ITT Industries, Inc.	3,900	$396,240

		752,232

Road & Rail (1.5%)
Burlington Northern Santa Fe Corp.	13,200	819,192

Total Industrials		5,234,429

Information Technology (2.9%)
Communications Equipment (1.9%)
Nokia OYJ (ADR)	60,200	1,012,564

Electronic Equipment & Instruments (1.0%)
Tech Data Corp.*	16,272	563,663

Total Information Technology		1,576,227

Materials (0.6%)
Chemicals (0.6%)
Lyondell Chemical Co.	12,900	345,720

Total Materials		345,720

Telecommunication Services (0.9%)
Diversified Telecommunication Services (0.9%)
Verizon Communications, Inc.	15,600	491,556

Total Telecommunication Services		491,556

Utilities (7.6%)
Electric Utilities (6.0%)
American Electric Power Co., Inc.	14,800	561,808
CenterPoint Energy, Inc.	23,100	305,844
Entergy Corp.	13,600	961,792
FirstEnergy Corp.	9,900	470,250
Pinnacle West Capital Corp.	14,300	597,168
Xcel Energy, Inc.	22,100	405,093

		3,301,955

Multi-Utilities & Unregulated Power (1.6%)
Duke Energy Corp.	23,800	$630,224
MDU Resources Group, Inc.	6,800	224,196

		854,420

Total Utilities		4,156,375

Total Common Stocks (96.5%) (Cost $51,046,053).		52,964,142

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (3.1%)
JPMorgan Chase Nassau
3.40%, 11/1/05
(Amortized Cost $1,692,314)	$1,692,314	1,692,314

Total Investments (99.6%) (Cost/Amortized Cost $52,738,367)		54,656,456
Other Assets Less Liabilities (0.4%)		199,898

Net Assets (100%)		$54,856,354

*	Non-income producing.

Glossary:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

Investment security transactions for the year ended October 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$55,740,754
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$45,847,605

As of October 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,225,342
Aggregate gross unrealized depreciation	(2,404,137)

Net unrealized appreciation	$1,821,205

Federal income tax cost of investments	$52,835,251

For the year ended October 31, 2005, the Fund incurred approximately $499 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Fund utilized $556,374 in capital loss carryforward during the fiscal year ended October 31, 2005.

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (22.7%)
Hotels, Restaurants & Leisure (3.2%)
Starbucks Corp.*	184,000	$5,203,520

Internet & Catalog Retail (12.1%)
Amazon.com, Inc.*	243,150	9,696,822
eBay, Inc.*	257,600	10,200,960

		19,897,782

Media (7.4%)
Pixar*	129,100	6,549,243
XM Satellite Radio Holdings, Inc., Class A*	196,655	5,669,564

		12,218,807

Total Consumer Discretionary		37,320,109

Consumer Staples (3.0%)
Food & Staples Retailing (3.0%)
Wal-Mart Stores, Inc.	20,370	963,705
Walgreen Co.	86,400	3,925,152

Total Consumer Staples		4,888,857

Financials (17.2%)
Commercial Banks (3.1%)
Commerce Bancorp, Inc./New Jersey	166,400	5,070,208

Insurance (14.1%)
Aflac, Inc.	40,160	1,918,845
American International Group, Inc.	42,550	2,757,240
Progressive Corp.	160,180	18,550,445

		23,226,530

Total Financials		28,296,738

Health Care (11.2%)
Biotechnology (8.8%)
Amgen, Inc.*	50,200	3,803,152
Genentech, Inc.*	117,300	10,627,380

		14,430,532

Health Care Equipment & Supplies (2.4%)
Varian Medical Systems, Inc.*	85,900	3,913,604

Total Health Care		18,344,136

Industrials (5.5%)
Commercial Services & Supplies (3.7%)
Apollo Group, Inc., Class A*	96,600	6,087,732

Industrial Conglomerates (1.8%)
General Electric Co.	89,000	$3,017,990

Total Industrials		9,105,722

Information Technology (39.4%)
Communications Equipment (6.7%)
Cisco Systems, Inc.*	131,800	2,299,910
QUALCOMM, Inc.	218,400	8,683,584

		10,983,494

Computers & Peripherals (7.9%)
Dell, Inc.*	160,900	5,129,492
Network Appliance, Inc.*	286,070	7,826,875

		12,956,367

Internet Software & Services (13.4%)
Google, Inc., Class A*	23,900	8,894,146
Yahoo!, Inc.*	354,800	13,116,956

		22,011,102

Semiconductors & Semiconductor Equipment (4.5%)
Maxim Integrated Products, Inc.	114,830	3,982,304
Xilinx, Inc.	144,210	3,453,830

		7,436,134

Software (6.9%)
Adobe Systems, Inc.	128,035	4,129,129
Electronic Arts, Inc.*	107,200	6,097,536
Salesforce.com, Inc.*	43,175	1,078,943

		11,305,608

Total Information Technology		64,692,705

Total Common Stocks (99.0%) (Cost $111,076,592)		162,648,267

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (1.2%)
JPMorgan Chase Nassau
3.40%, 11/01/05
(Amortized Cost $2,067,617)	$2,067,617	2,067,617

Total Investments (100.2%) (Cost/Amortized Cost $113,144,209)		164,715,884
Other Assets Less Liabilities (-0.2%)		(374,012)

Net Assets (100%)		$164,341,872

*	Non-income producing.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE EQUITY FUND

PORTFOLIO OF INVESTMENTS (Concluded)

October 31, 2005

Investment security transactions for the year ended October 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$23,324,296
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$50,605,534

As of October 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation.	$58,302,374
Aggregate gross unrealized depreciation.	(6,744,411)

Net unrealized appreciation	$51,557,963

Federal income tax cost of investments	$113,157,921

For the year ended October 31, 2005, the Fund incurred approximately $619 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Fund has a net capital loss carryforward of $74,448,842 of which $2,766,987 expires in the year 2008, $15,780,944 expires in the year 2009, $6,582,827 expires in the year 2010, $30,667,632 expires in the year 2011, $12,847,230 expires in the year 2012 and $5,803,222 expires in the year 2013.

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (8.5%)
Automobiles (1.0%)
DaimlerChrysler AG	34,900	$1,746,745

Diversified Consumer Services (0.5%)
H&R Block, Inc.	38,200	949,652

Hotels, Restaurants & Leisure (1.6%)
Harrah’s Entertainment, Inc.	38,000	2,298,240
Starwood Hotels & Resorts Worldwide, Inc.	12,300	718,689

		3,016,929

Household Durables (2.5%)
Koninklijke (Royal) Philips Electronics N.V. (N.Y. Shares)	60,500	1,582,680
Stanley Works	62,200	2,981,246

		4,563,926

Media (1.5%)
Vivendi Universal S.A. (ADR)	87,000	2,733,540

Textiles, Apparel & Luxury Goods (1.4%)
V.F. Corp.	49,100	2,565,475

Total Consumer Discretionary		15,576,267

Consumer Staples (5.2%)
Food & Staples Retailing (1.1%)
Albertson’s, Inc.	78,300	1,966,113

Food Products (3.6%)
Cadbury Schweppes plc (ADR)	36,800	1,460,592
Campbell Soup Co.	29,000	843,900
Fresh Del Monte Produce, Inc.	56,800	1,480,776
Kellogg Co.	61,800	2,729,706

		6,514,974

Household Products (0.5%)
Procter & Gamble Co.	17,600	985,424

Total Consumer Staples		9,466,511

Energy (15.5%)
Oil & Gas (15.5%)
BP plc (ADR)	38,500	2,556,400
Chevron Corp.	63,499	3,623,888
ConocoPhillips	58,200	3,805,116
El Paso Corp.	113,500	1,346,110
Exxon Mobil Corp.	61,900	3,475,066
Kerr-McGee Corp.	20,328	1,728,693
Kinder Morgan, Inc.	32,200	2,926,980
Marathon Oil Corp.	48,000	2,887,680
Occidental Petroleum Corp.	45,200	3,565,376
PetroChina Co. Ltd. (ADR)	10,000	767,300
Plains All American Pipeline LP	32,600	1,381,262
Sunoco, Inc.	6,800	506,600

Total Energy		28,570,471

Financials (23.3%)
Capital Markets (2.4%)
Credit Suisse Group (ADR)	23,600	1,045,716
Morgan Stanley	61,300	3,335,333

		4,381,049

Commercial Banks (0.7%)
Bank of America Corp.	30,900	1,351,566

Diversified Financial Services (1.8%)
Citigroup, Inc.	18,700	856,086
ING Groep N.V. (ADR)	86,500	2,496,390

		3,352,476

Insurance (11.2%)
ACE Ltd.	32,700	1,703,670
Aegon N.V. (N.Y. Shares)	72,500	$1,097,650
Allstate Corp.	46,900	2,475,851
Chubb Corp.	41,000	3,811,770
Commerce Group, Inc.	29,100	1,653,462
Nationwide Financial Services, Inc.	85,000	3,433,150
St. Paul Travelers Cos., Inc.	68,100	3,066,543
UnumProvident Corp.	162,100	3,289,009

		20,531,105

Real Estate (5.8%)
CBL & Associates Properties, Inc. (REIT)	37,100	1,385,685
First Industrial Realty Trust, Inc. (REIT)	46,800	1,901,484
General Growth Properties, Inc. (REIT)	78,700	3,343,176
Simon Property Group, Inc. (REIT)	17,400	1,246,188
Trizec Properties, Inc. (REIT)	130,000	2,892,500

		10,769,033

Thrifts & Mortgage Finance (1.4%)
Washington Mutual, Inc.	64,900	2,570,040

Total Financials		42,955,269

Health Care (6.0%)
Pharmaceuticals (6.0%)
Bristol-Myers Squibb Co.	68,700	1,454,379
GlaxoSmithKline plc (ADR)	15,500	805,845
Johnson & Johnson	22,900	1,433,998
Merck & Co., Inc.	27,400	773,228
Pfizer, Inc.	59,500	1,293,530
Sanofi-Aventis (ADR)	45,200	1,813,424
Wyeth	77,900	3,471,224

Total Health Care		11,045,628

Industrials (13.1%)
Aerospace & Defense (3.7%)
Goodrich Corp.	48,800	1,760,216
Northrop Grumman Corp.	51,000	2,736,150
Raytheon Co.	63,900	2,361,105

		6,857,471

Commercial Services & Supplies (1.9%)
R.R. Donnelley & Sons Co. (New York Exchange)	100,200	3,509,004

Industrial Conglomerates (1.0%)
General Electric Co.	51,200	1,736,192

Machinery (3.1%)
Caterpillar, Inc.	57,100	3,002,889
Timken Co.	70,000	1,985,200
Volvo AB (ADR)	17,500	718,725

		5,706,814

Road & Rail (1.7%)
Laidlaw International, Inc.	90,900	2,067,066
Union Pacific Corp.	14,500	1,003,110

		3,070,176

Trading Companies & Distributors (1.7%)
GATX Corp.	85,800	3,206,346

Total Industrials		24,086,003

Information Technology (3.2%)
Communications Equipment (1.0%)
Nokia OYJ (ADR)	110,600	1,860,292

Electronic Equipment & Instruments (1.0%)
AU Optronics Corp. (ADR)	148,400	1,892,100

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS (Concluded)

October 31, 2005

	Number of Shares	Value (Note 1)
Semiconductors & Semiconductor Equipment (1.2%)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	264,700	$2,138,776

Total Information Technology		5,891,168

Materials (3.5%)
Chemicals (2.2%)
Dow Chemical Co.	16,500	756,690
Lubrizol Corp.	43,000	1,788,370
Olin Corp.	9,600	171,648
Rohm & Haas Co.	29,500	1,284,135

		4,000,843

Construction Materials (0.8%)
Cemex S.A. de C.V. (ADR)	29,900	1,556,893

Paper & Forest Products (0.5%)
Louisiana-Pacific Corp.	36,200	902,466

Total Materials		6,460,202

Telecommunication Services (5.5%)
Diversified Telecommunication Services (5.5%)
ALLTEL Corp.	23,700	1,466,082
Cable & Wireless plc (ADR)	138,200	838,874
SBC Communications, Inc.	66,500	1,586,025
Sprint Nextel Corp.	120,700	2,813,517
Telefonos de Mexico S.A. de C.V., Class L (ADR)	147,800	2,982,604
Verizon Communications, Inc.	11,900	374,969

Total Telecommunication Services		10,062,071

Utilities (11.7%)
Electric Utilities (6.9%)
American Electric Power Co., Inc.	47,400	1,799,304
Edison International, Inc.	72,000	3,150,720
PG&E Corp.	23,100	840,378
PNM Resources Inc.	50,300	$1,275,105
TECO Energy, Inc.	198,300	3,430,590
TXU Corp.	22,551	2,272,013

		12,768,110

Multi-Utilities & Unregulated Power (4.8%)
Duke Energy Corp.	126,400	3,347,072
MDU Resources Group, Inc.	94,900	3,128,853
Oneok, Inc.	79,000	2,270,460

		8,746,385

Total Utilities		21,514,495

Total Common Stocks (95.5%) (Cost $158,359,069)		175,628,085

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (3.5%)
JPMorgan Chase Nassau
3.40%, 11/1/05
(Amortized Cost $6,479,678)	$6,479,678	6,479,678

Total Investments (99.0%) (Cost/Amortized Cost $164,838,747)		182,107,763
Other Assets Less Liabilities (1.0%)		1,914,906

Net Assets (100%)		$184,022,669

Glossary:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

Investment security transactions for the year ended October 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$187,407,363
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$162,049,000

As of October 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$20,563,821
Aggregate gross unrealized depreciation	(3,616,312)

Net unrealized appreciation	$16,947,509

Federal income tax cost of investments	$165,160,254

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Belgium (2.1%)
KBC Groep N.V.	10,150	$826,687

Bermuda (3.9%)
ACE Ltd.	10,800	562,680
Catlin Group Ltd.	85,000	729,033
XL Capital Ltd., Class A	4,200	269,052

		1,560,765

Canada (3.8%)
Manulife Financial Corp.	11,556	602,219
National Bank of Canada	9,600	481,322
Sun Life Financial, Inc.	12,000	448,137

		1,531,678

France (10.5%)
Assurances Generales de France	12,570	1,196,177
BNP Paribas S.A.	16,800	1,272,729
Credit Agricole S.A.	33,236	973,316
Societe Generale	6,600	752,965

		4,195,187

Germany (1.9%)
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	6,500	762,188

Ireland (1.0%)
Depfa Bank plc	24,400	380,219

Japan (8.8%)
Leopalace21 Corp.	70,300	1,811,778
Sanyo Shinpan Finance Co., Ltd.	3,200	231,468
Sumitomo Mitsui Financial Group, Inc.	163	1,498,303

		3,541,549

Netherlands (5.2%)
ABN AMRO Holding N.V.	33,920	801,584
ING Groep N.V. (CVA)	44,070	1,269,476

		2,071,060

Norway (1.5%)
DNB NOR ASA	60,300	616,873

Singapore (1.0%)
DBS Group Holdings Ltd.	46,000	415,086

Spain (2.0%)
Banco Santander Central Hispano S.A.	62,699	799,040

Switzerland (4.3%)
Credit Suisse Group	38,900	1,715,866

United Kingdom (12.3%)
Aviva plc	71,800	847,783
Barclays plc	98,400	975,479
Friends Provident plc	120,990	377,497
HBOS plc	47,500	701,705
Royal & Sun Alliance Insurance Group plc	200,000	340,773
Royal Bank of Scotland Group plc	60,800	1,683,352

		4,926,589

United States (41.1%)
Bank of America Corp.	38,486	1,683,378
Chubb Corp.	12,600	1,171,422
Citigroup, Inc.	40,900	1,872,402
Fannie Mae	24,200	$1,149,984
Freddie Mac	16,400	1,006,140
Genworth Financial, Inc., Class A	25,800	817,602
Goldman Sachs Group, Inc.	5,000	631,850
Hartford Financial Services
Group, Inc.	12,900	1,028,775
JPMorgan Chase & Co.	41,400	1,516,068
Lehman Brothers Holdings, Inc.	8,600	1,029,162
Merrill Lynch & Co., Inc.	10,800	699,192
MetLife, Inc.	28,400	1,403,244
Radian Group, Inc.	15,000	781,500
St. Paul Travelers Cos., Inc.	22,402	1,008,762
Wachovia Corp.	13,000	656,760

		16,456,241

Total Common Stocks (99.4%) (Cost $31,438,890)		39,799,028

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (0.3%)
JPMorgan Chase Nassau
3.40%, 11/01/05
(Amortized Cost $133,591)	$133,591	133,591

Total Investments (99.7%) (Cost/Amortized Cost $31,572,481)		39,932,619
Other Assets Less Liabilities (0.3%)		101,057

Net Assets (100%)		$40,033,676

Glossary:

CVA — Dutch Certification

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

PORTFOLIO OF INVESTMENTS (Concluded)

October 31, 2005

Investment security transactions for the year ended October 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$9,795,869
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$10,293,317

As of October 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,057,931
Aggregate gross unrealized depreciation	(906,663)

Net unrealized appreciation	$8,151,268

Federal income tax cost of investments	$31,781,351

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Bermuda (3.4%)
Ingersoll-Rand Co., Class A	10,710	$404,731
XL Capital Ltd., Class A	3,610	231,257

		635,988

Denmark (0.7%)
Vestas Wind Systems A/S*	6,100	131,927

Finland (2.2%)
Sampo OYJ, A shares	26,100	400,144

France (7.1%)
BNP Paribas S.A.	6,220	471,213
Schneider Electric S.A.	4,710	386,718
Vivendi Universal S.A.	14,690	462,395

		1,320,326

Germany (1.6%)
Deutsche Telekom AG (Registered).	16,520	291,856

Hong Kong (1.3%)
China Mobile (Hong Kong) Ltd.	55,000	244,765

Ireland (1.7%)
Kerry Group plc, Class A	15,570	321,135

Japan (8.3%)
Asahi Glass Co., Ltd.	23,000	247,773
Canon, Inc. (ADR)	5,520	292,946
Shinsei Bank Ltd.	68,000	393,729
Toyota Motor Corp.	13,000	593,016

		1,527,464

Netherlands (0.5%)
Royal Dutch Shell plc (ADR)*	1,410	87,476

South Korea (4.2%)
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	18,370	367,329
Kookmin Bank (ADR)	7,120	415,951

		783,280

Sweden (3.8%)
Alfa Laval AB*	7,500	142,208
Atlas Copco AB	7,100	129,721
Sandvik AB	8,940	429,956

		701,885

Switzerland (2.8%)
Credit Suisse Group	6,950	306,562
Novartis AG (Registered)	3,360	180,479
STMicroelectronics N.V.	2,360	38,810

		525,851

United Kingdom (8.7%)
BG Group plc	30,350	266,486
BP plc	73,550	812,460
Dixons Group plc	128,350	327,185
Reckitt Benckiser plc	6,720	203,066

		1,609,197

United States (47.2%)
3M Co.	1,550	117,769
Aflac, Inc.	13,970	667,487
Anadarko Petroleum Corp.	1,520	137,879
Apache Corp.	2,150	137,235
Cimarex Energy Co.*	6,600	259,116
Cisco Systems, Inc.*	10,400	181,480
Citigroup, Inc.	14,340	656,485
Eli Lilly & Co.	9,670	481,469
Fannie Mae	9,540	$453,341
Illinois Tool Works, Inc.	1,740	147,482
Invitrogen Corp.*	2,445	155,478
Laureate Education, Inc.*	5,230	258,362
Mellon Financial Corp.	9,690	307,076
Merrill Lynch & Co., Inc.	8,300	537,342
Microsoft Corp.	21,260	546,382
Noble Energy, Inc.	8,250	330,412
PepsiCo, Inc.	8,230	486,228
Praxair, Inc.	8,200	405,162
Procter & Gamble Co.	6,330	354,417
Tiffany & Co.	7,230	284,862
Wal-Mart Stores, Inc.	17,660	835,495
Walgreen Co.	5,200	236,236
Walt Disney Co.	21,550	525,173
Weatherford International Ltd.*	3,610	225,986

		8,728,354

Total Common Stocks (93.5%) (Cost $16,076,006)		17,309,648

PREFERRED STOCKS:
South Korea (3.8%)
Samsung Electronics Co., Ltd. (Non-Voting) (Cost $418,666)	1,700	694,578

	Principal Amount
LONG-TERM DEBT SECURITIES:
Commercial Paper (0.0%)
Shared Interest Promissory Note 1.70%, 3/31/07 † (Amortized Cost $10,000)	$10,000	10,000

SHORT-TERM INVESTMENTS:
Certificate of Deposit (0.1%)
Shore Bank 2.38%, 12/26/05	20,242	20,187

Commercial Paper (0.2%)
Economic Development Certificate 4.24%, 8/31/06 †	31,164	31,164

Time Deposit (2.6%)
JPMorgan Chase Nassau
3.40%, 11/1/05	478,228	478,228

Total Short-Term Investments (2.9%) (Cost $529,634)		529,579

Total Investments (100.2%) (Cost/Amortized Cost $17,034,306)		18,543,805
Other Assets Less Liabilities (-0.2%)		(43,587)

Net Assets (100%)		$18,500,218

*	Non-income producing.

†	Securities (totaling $41,164 or 0.22% of net assets) valued at fair value.

Glossary:

ADR — American Depositary Receipt

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND

PORTFOLIO OF INVESTMENTS (Concluded)

October 31, 2005

Investment security transactions for the year ended October 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$12,155,706
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$6,964,464

As of October 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,105,209
Aggregate gross unrealized depreciation	(617,463)

Net unrealized appreciation	$1,487,746

Federal income tax cost of investments	$17,056,059

The Fund has a net capital loss carryforward of $25,155 which expires in the year 2011. The Fund utilized $525,963 in capital loss carryforward during the fiscal year ended, October 31, 2005.

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Government Securities (96.6%)
Agency CMO (11.0%)
Federal National Mortgage Association
5.000%, 6/1/35	$9,860,055	$9,491,397
5.000%, 7/1/35	8,898,520	8,565,812
5.000%, 8/1/35	994,637	957,448
Government National Mortgage Association
6.000%, 6/16/32	5,737,733	5,843,675

		24,858,332

US Government Agencies (85.6%)
Federal Home Loan Mortgage Corp.
7.000%, 9/1/17	77,137	80,872
7.000%, 10/1/17	59,687	62,577
10.000%, 10/1/18	116,139	127,868
4.500%, 5/1/19	8,929,010	8,643,926
10.000%, 7/1/20	158,149	174,777
10.000%, 10/1/20	106,435	117,887
6.500%, 7/1/21	569,196	588,027
9.000%, 10/1/22	293,619	321,876
4.856%, 11/1/32 (l)	2,269,399	2,278,113
6.000%, 10/1/34	3,461,242	3,496,727
4.500%, 10/1/35	5,000,000	4,667,742
Federal National Mortgage Association
5.500%, 1/1/09	171,328	172,543
6.500%, 2/1/09	10,160	10,492
5.500%, 6/1/09	328,679	332,277
7.000%, 3/1/14	145,685	153,141
8.000%, 11/1/16	809,866	866,735
6.500%, 8/1/19	748,652	775,536
9.500%, 8/1/20	58,602	63,305
9.500%, 10/1/20	167,162	180,578
5.500%, 2/1/23	4,802,779	4,774,188
5.500%, 8/1/23	6,279,474	6,242,092
6.000%, 11/1/28	659,898	665,745
6.000%, 11/1/28	1,041,368	1,050,595
7.000%, 11/1/30	124,163	129,806
5.658%, 6/1/32 (l)	1,158,313	1,179,469
4.668%, 11/1/32 (l)	2,687,156	2,665,410
4.816%, 12/1/32 (l)	2,581,826	2,566,634
4.559%, 2/1/33 (l)	4,594,676	4,540,515
4.146%, 4/1/33 (l)	6,002,854	5,881,498
4.383%, 4/1/33 (l)	3,586,213	3,525,107
4.197%, 5/1/33 (l)	8,303,043	8,388,856
4.261%, 5/1/33 (l)	7,134,472	7,211,613
5.500%, 7/1/33	7,046,984	6,951,736
4.500%, 9/1/33	$5,915,839	$5,527,434
4.097%, 10/1/33 (l)	9,172,809	8,941,961
4.950%, 9/1/35 (l)	8,936,549	8,884,360
Government National Mortgage Association
9.000%, 8/15/16	918	1,012
7.000%, 12/15/27	474,716	498,943
6.500%, 8/15/28	102,393	106,275
6.000%, 1/15/29	799,946	814,524
7.000%, 6/15/29	270,391	284,191
7.000%, 10/15/29	463,374	487,022
4.000%, 3/20/32 (l)	1,158,910	1,152,100
5.500%, 12/15/32	9,298,351	9,289,545
5.000%, 5/15/33	16,664,879	16,263,723
5.000%, 6/15/33	10,580,180	10,325,494
5.000%, 7/15/33	33,751,746	32,939,274
5.000%, 9/15/33	4,454,661	4,347,428
5.000%, 3/15/34	8,078,645	7,884,176
5.500%, 6/15/34	5,689,342	5,683,955

		192,319,680

Total Government Securities		217,178,012

Total Long-Term Debt Securities (96.6%) (Cost $218,697,452)		217,178,012

SHORT-TERM INVESTMENT:
Time Deposit (3.1%)
JPMorgan Chase Nassau
3.40%, 11/01/05
(Amortized Cost $6,904,892)	6,904,892	6,904,892

Total Investments (99.7%) (Cost/Amortized Cost $225,602,344)		224,082,904
Other Assets Less Liabilities (0.3%)		652,463

Net Assets (100%)		$224,735,367

(l)	Floating rate security. Rate disclosed is as of October 31, 2005.

Glossary:

CMO — Collateralized Mortgage Obligation

Investment security transactions for the year ended October 31, 2005 were as follows:

Cost of Purchases:
U.S. Government and Government Agency securities	$45,200,523
Net Proceeds of Sales and Redemptions:
U.S. Government and Government Agency securities	$45,286,241

As of October 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,820,527
Aggregate gross unrealized depreciation	(3,339,967)

Net unrealized depreciation	$(1,519,440)

Federal income tax cost of investments	$225,602,344

The Fund has a net capital loss carryforward of $236,459 of which $22,367 expires in the year 2012 and $214,092 expires in the year 2013.

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GROWTH AND INCOME FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (13.1%)
Auto Components (2.3%)
BorgWarner, Inc.	21,200	$1,229,388
Johnson Controls, Inc.	45,900	3,123,495

		4,352,883

Hotels, Restaurants & Leisure (1.4%)
Carnival Corp.	51,600	2,562,972

Internet & Catalog Retail (1.1%)
Expedia, Inc.*	88,000	1,653,520
IAC/InterActiveCorp*	16,800	430,080

		2,083,600

Media (7.0%)
Clear Channel Communications, Inc.	61,000	1,855,620
Dex Media, Inc.	43,700	1,178,589
DIRECTV Group, Inc.*	63,600	904,392
Omnicom Group, Inc.	51,500	4,272,440
Time Warner, Inc.	175,600	3,130,948
Univision Communications, Inc., Class A*	68,100	1,780,134

		13,122,123

Multiline Retail (1.3%)
Kohl’s Corp.*	49,800	2,396,874

Total Consumer Discretionary		24,518,452

Consumer Staples (4.1%)
Food & Staples Retailing (4.1%)
7-Eleven, Inc.*	19,200	718,272
Costco Wholesale Corp.	88,100	4,260,516
Kroger Co.*	135,500	2,696,450

Total Consumer Staples		7,675,238

Energy (3.7%)
Energy Equipment & Services (1.2%)
Baker Hughes, Inc.	18,500	1,016,760
GlobalSantaFe Corp.	26,600	1,185,030

		2,201,790

Oil & Gas (2.5%)
Exxon Mobil Corp.	31,600	1,774,024
Marathon Oil Corp.	49,200	2,959,872

		4,733,896

Total Energy		6,935,686

Financials (22.8%)
Capital Markets (4.8%)
Mellon Financial Corp.	119,600	3,790,124
Morgan Stanley	96,900	5,272,329

		9,062,453

Commercial Banks (6.1%)
Fifth Third Bancorp	82,600	3,318,042
PNC Financial Services Group, Inc.	41,600	2,525,536
Wells Fargo & Co.	94,200	5,670,840

		11,514,418

Diversified Financial Services (6.5%)
Citigroup, Inc.	172,500	7,897,050
JPMorgan Chase & Co	120,000	4,394,400

		12,291,450

Insurance (3.3%)
American International Group, Inc.	64,600	4,186,080
Hartford Financial Services Group, Inc.	25,800	2,057,550

		6,243,630

Thrifts & Mortgage Finance (2.1%)
Freddie Mac	64,400	$3,950,940

Total Financials		43,062,891

Health Care (22.5%)
Biotechnology (2.5%)
Cephalon, Inc.*	33,300	1,518,147
Genzyme Corp.*	44,700	3,231,810

		4,749,957

Health Care Equipment & Supplies (2.2%)
Medtronic, Inc.	24,500	1,388,170
Waters Corp.*	42,600	1,542,120
Zimmer Holdings, Inc.*	19,000	1,211,630

		4,141,920

Health Care Providers & Services (7.5%)
Caremark Rx, Inc.*	36,600	1,917,840
HEALTHSOUTH Corp.*	115,100	469,608
Medco Health Solutions, Inc.*	46,000	2,599,000
UnitedHealth Group, Inc.	107,800	6,240,542
WellPoint, Inc.*.	38,200	2,852,776

		14,079,766

Pharmaceuticals (10.3%)
Allergan, Inc.	46,700	4,170,310
Bristol-Myers Squibb Co.	60,000	1,270,200
Johnson & Johnson	106,900	6,694,078
Mylan Laboratories, Inc.	141,550	2,719,175
Wyeth	105,000	4,678,800

		19,532,563

Total Health Care		42,504,206

Industrials (10.3%)
Aerospace & Defense (2.5%)
Lockheed Martin Corp.	43,900	2,658,584
Northrop Grumman Corp.	39,600	2,124,540

		4,783,124

Air Freight & Logistics (1.5%)
FedEx Corp.	30,000	2,757,900

Building Products (1.9%)
Masco Corp.	128,200	3,653,700

Commercial Services & Supplies (0.7%)
Cendant Corp.	73,100	1,273,402

Machinery (2.0%)
Illinois Tool Works, Inc.	44,700	3,788,772

Road & Rail (1.7%)
Burlington Northern
Santa Fe Corp.	50,200	3,115,412

Total Industrials		19,372,310

Information Technology (11.4%)
Computers & Peripherals (1.0%)
Hewlett-Packard Co.	68,200	1,912,328

Electronic Equipment & Instruments (1.1%)
Mettler-Toledo International, Inc.*	40,100	2,069,160

IT Services (1.2%)
Accenture Ltd., Class A	89,600	2,357,376

Semiconductors & Semiconductor Equipment (1.4%)
Applied Materials, Inc.	97,900	1,603,602

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GROWTH AND INCOME FUND

PORTFOLIO OF INVESTMENTS (Concluded)

October 31, 2005

	Number of Shares	Value (Note 1)
Xilinx, Inc.	45,100	$1,080,145

		2,683,747

Software (6.7%)
Mercury Interactive Corp.*	27,500	956,725
Microsoft Corp.	288,100	7,404,170
Oracle Corp.*	199,100	2,524,588
Symantec Corp.*	71,896	1,714,720

		12,600,203

Total Information Technology		21,622,814

Telecommunication Services (4.2%)
Diversified Telecommunication Services (1.2%)
SBC Communications, Inc.	95,000	2,265,750

Wireless Telecommunication Services (3.0%)
Sprint Nextel Corp.	244,983	5,710,554

Total Telecommunication Services		7,976,304

Utilities (6.9%)
Electric Utilities (5.1%)
American Electric Power Co., Inc.	47,700	1,810,692
Exelon Corp.	96,800	5,036,504
FirstEnergy Corp.	37,500	1,781,250
Northeast Utilities	14,400	261,936
Pepco Holdings, Inc.	37,300	801,577

		9,691,959

Gas Utilities (0.7%)
NiSource, Inc.	56,700	1,340,955

Multi-Utilities & Unregulated Power (1.1%)
Sempra Energy	45,300	$2,006,790

Total Utilities		13,039,704

Total Common Stocks (99.0%) (Cost $162,351,584)		186,707,605

INVESTMENT COMPANY:
Exchange Traded Fund (1.0%)
S&P 500 Depositary Receipts (Cost $1,901,800)	16,000	1,924,000

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (0.3%)
JPMorgan Chase Nassau	$558,494	558,494

3.40%, 11/01/05
(Amortized Cost $558,494)
Total Investments (100.3%) (Cost/Amortized Cost $ 164,811,878)		189,190,099
Other Assets Less Liabilities (-0.3%)		(474,015)

Net Assets (100%)		$188,716,084

*	Non-income producing.

Investment security transactions for the year ended October 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$78,326,732
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$88,714,389

As of October 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$29,417,352
Aggregate gross unrealized depreciation	(5,125,490)

Net unrealized appreciation	$24,291,862

Federal income tax cost of investments	$164,898,237

For the year ended October 31, 2005, the Fund incurred approximately $5,780 as brokerage commissions with UBS AG, and $714 with Bernstein (Sanford C.) & Co., affiliated broker/dealers.

The Fund has a net capital loss carryforward of $21,768,396 which expires in the year 2011. The Fund utilized $17,436,378 in capital loss carryforward during the fiscal year ended October 31, 2005.

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE HIGH-YIELD BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Financials (0.1%)
Diversified Financial Services (0.1%)
Leucadia National Corp.	5,419	$232,800

Total Financials		232,800

Health Care (0.3%)
Health Care Equipment & Supplies (0.3%)
Dade Behring Holdings, Inc.	18,000	648,180

Total Health Care		648,180

Information Technology (0.0%)
Computers & Peripherals (0.0%)
ATSI Holdings, Inc.* †	4,056	—

Total Information Technology		—

Telecommunication Services (0.1%)
Diversified Telecommunication Services (0.1%)
Nextlink Communications, Inc. Escrow Shares* †	850,000	—
Nextlink Communications, Inc. Escrow Shares* †	250,000	—
Telewest Global, Inc.*	14,196	323,811
XO Communications, Inc.*	960	2,150

Total Telecommunication Services		325,961

Total Common Stocks (0.5%) (Cost $2,831,103)		1,206,941

	Principal Amount
LONG-TERM DEBT SECURITIES:
Consumer Discretionary (26.3%)
Auto Components (0.7%)
Travelcenters of America
5.230%, 6/30/11	$125,000	126,250
TRW Automotive, Inc.
9.375%, 2/15/13	1,397,000	1,501,775

		1,628,025

Automobiles (0.4%)
Ford Motor Credit Co.
7.000%, 10/1/13	700,000	640,686
Navistar International Corp.
6.250%, 3/1/12	200,000	179,500

		820,186

Distributors (0.7%)
Buhrmann U.S., Inc.
8.250%, 7/1/14	1,550,000	1,553,875

Hotels, Restaurants & Leisure (8.9%)
American Casino & Entertainment Properties LLC
7.850%, 2/1/12	975,000	999,375
Boyd Gaming Corp.
7.750%, 12/15/12	1,500,000	1,560,000
6.750%, 4/15/14	100,000	98,625
Burger King Corp. Class B
5.720%, 6/30/12	249,375	251,691
Caesars Entertainment, Inc.
9.375%, 2/15/07	250,000	260,625
8.125%, 5/15/11	1,100,000	1,201,750
Intrawest Corp.
7.500%, 10/15/13	1,000,000	1,017,500
Landry’s Restaurants, Inc., Series B
7.500%, 12/15/14	1,600,000	1,472,000
Mandalay Resort Group, Series B
10.250%, 8/1/07	1,450,000	1,544,250
MGM Mirage, Inc.
9.750%, 6/1/07	1,175,000	1,233,750
6.000%, 10/1/09	$600,000	$589,500
8.500%, 9/15/10	1,100,000	1,179,750
Mohegan Tribal Gaming Authority
6.375%, 7/15/09	600,000	600,000
7.125%, 8/15/14	425,000	429,250
Motor City Casino Term Loan Trust
6.003%, 7/21/12	249,375	251,089
Restaurant Co.
10.000%, 10/1/13§	600,000	528,000
Royal Caribbean Cruises Ltd.
8.000%, 5/15/10	1,800,000	1,944,000
San Pasqual Casino
8.000%, 9/15/13§	875,000	870,625
Seneca Gaming Corp.
7.250%, 5/1/12	700,000	714,875
7.250%, 5/1/12 §	300,000	306,375
Starwood Hotels & Resorts Worldwide, Inc.
7.875%, 5/1/12	1,600,000	1,724,000
Station Casinos, Inc.
6.875%, 3/1/16	1,150,000	1,158,625

		19,935,655

Household Durables (0.8%)
Interface, Inc.
10.375%, 2/1/10	1,200,000	1,293,000
K Hovnanian Enterprises, Inc.
6.000%, 1/15/10	425,000	397,022

		1,690,022

Internet & Catalog Retail (0.4%)
FTD, Inc.
7.750%, 2/15/14	988,000	978,120

Media (8.7%)
Adelphia Communications Corp.
Series B,
8.375%, 2/1/08 (h)	250,000	161,875
7.875%, 5/1/09 (h)	250,000	158,750
9.375%, 11/15/09 (h)	600,000	399,000
10.875%, 10/1/10 (h)	250,000	162,500
Block Communications, Inc.
9.250%, 4/15/09	1,475,000	1,556,125
CBD Media, Inc.
8.625%, 6/1/11	425,000	431,375
Corus Entertainment, Inc.
8.750%, 3/1/12	2,200,000	2,348,500
CSC Holdings, Inc.
7.250%, 7/15/08	200,000	202,000
8.125%, 7/15/09, Series B	1,000,000	1,022,500
Dex Media East LLC Finance Co.
9.875%, 11/15/09	450,000	489,375
12.125%, 11/15/12	375,000	437,813
Dex Media West LLC/ Dex Media Finance Co.
8.500%, 8/15/10, Series B	100,000	104,750
9.875%, 8/15/13	1,489,000	1,641,622
DirecTV Holdings LLC
8.375%, 3/15/13	405,000	438,413
6.375%, 6/15/15 §	1,250,000	1,226,562
Echostar DBS Corp.
6.375%, 10/1/11	550,000	534,875
6.625%, 10/1/14	600,000	582,000
Houghton Mifflin Co.
8.250%, 2/1/11	1,375,000	1,405,937
Imax Corp.
9.625%, 12/1/10	1,350,000	1,444,500
Inmarsat Finance plc
7.625%, 6/30/12	232,000	234,610

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE HIGH-YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2005

	Principal Amount	Value (Note 1)
Mediacom LLC
9.500%, 1/15/13	$750,000	$733,125
Primedia, Inc.
8.875%, 5/15/11	1,075,000	1,048,125
R.H. Donnelley Corp.
6.875%, 1/15/13	400,000	366,000
Rogers Cable, Inc.
6.250%, 6/15/13	300,000	291,750
Sinclair Broadcast Group, Inc.
8.750%, 12/15/11	1,175,000	1,233,750
Videotron Ltee
6.880%, 1/15/14	375,000	378,750
6.375%, 12/15/15§	500,000	493,750

		19,528,332

Multiline Retail (2.0%)
J.C. Penney Co., Inc.
8.000%, 3/1/10	775,000	837,281
7.650%, 8/15/16	925,000	1,013,257
Neiman Marcus Group, Inc.
(Zero Coupon), 4/6/13	825,000	828,609
9.000%, 10/15/15§	1,200,000	1,179,000
Saks, Inc.
8.250%, 11/15/08	525,000	546,000

		4,404,147

Specialty Retail (1.1%)
Asbury Automotive Group, Inc.
9.000%, 6/15/12	200,000	197,500
8.000%, 3/15/14	450,000	414,000
Autonation, Inc.
9.000%, 8/1/08	400,000	432,000
Jo-Ann Stores, Inc.
7.500%, 3/1/12	1,350,000	1,242,000
PETCO Animal Supplies, Inc.
10.750%, 11/1/11	131,000	141,971

		2,427,471

Textiles, Apparel & Luxury Goods (2.6%)
Fruit of the Loom Ltd.
8.875%, 4/15/06 † (h)	300,000	—
INVISTA
9.250%, 5/1/12 §	1,450,000	1,556,937
Levi Strauss & Co.
8.804%, 4/1/12(l)	725,000	719,563
9.750%, 1/15/15	225,000	227,250
Perry Ellis International, Inc.,
Series B
8.875%, 9/15/13	1,450,000	1,460,875
Phillips-Van Heusen Corp.
7.250%, 2/15/11	1,525,000	1,540,250
8.125%, 5/1/13	325,000	340,438

		5,845,313

Total Consumer Discretionary		58,811,146

Consumer Staples (5.1%)
Beverages (0.5%)
Constellations Brands, Inc., Series B
8.125%, 1/15/12	470,000	489,388
Cott Beverages, Inc.
8.000%, 12/15/11	550,000	562,375

		1,051,763

Food & Staples Retailing (1.7%)
Delhaize America, Inc.
8.125%, 4/15/11	625,000	667,476
Ingles Markets, Inc.
8.875%, 12/1/11	2,025,000	2,027,531
Jean Coutu Group PJC, Inc.
7.625%, 8/1/12	$1,050,000	$1,031,625

		3,726,632

Food Products (1.2%)
Chiquita Brands International, Inc.
7.500%, 11/1/14	425,000	400,563
Dole Foods Co.
8.625%, 5/1/09	993,000	1,026,514
Pilgrim’s Pride Corp.
9.250%, 11/15/13	475,000	521,312
Smithfield Foods, Inc.
7.625%, 2/15/08	505,000	518,887
7.750%, 5/15/13, Series B	250,000	263,125

		2,730,401

Household Products (1.2%)
Central Garden & Pet Co.
9.125%, 2/1/13	1,800,000	1,890,000
Johnsondiversey Holdings, Inc.
9.625%, 5/15/12, Series B	800,000	792,000

		2,682,000

Personal Products (0.5%)
Elizabeth Arden, Inc.
7.750%, 1/15/14	1,150,000	1,142,813

Total Consumer Staples		11,333,609

Energy (7.0%)
Energy Equipment & Services (1.5%)
Hanover Compressor Co.
(Zero Coupon), 3/31/07	400,000	353,000
Hanover Equipment Trust,
Series 01-B
8.750%, 9/1/11	1,700,000	1,802,000
Key Energy Services, Inc., Series C
8.375%, 3/1/08	350,000	364,875
Universal Compression, Inc.
7.250%, 5/15/10	850,000	867,000

		3,386,875

Oil & Gas (5.5%)
Arch Western Finance LLC
6.750%, 7/1/13	875,000	879,375
Chesapeake Energy Corp. LLC
6.625%, 1/15/16	1,850,000	1,845,375
Citgo Petroleum Corp.
6.000%, 10/15/11	875,000	918,750
El Paso Corp.
7.000%, 5/15/11	625,000	615,625
7.875%, 6/15/12	1,825,000	1,861,500
Ferrellgas LP
6.750%, 5/1/14	138,000	132,480
Kerr-McGee Corp.
5.340%, 5/24/07	157,500	157,668
5.790%, 5/24/11	249,375	249,874
6.875%, 9/15/11	1,075,000	1,136,648
Pogo Producing Co.
6.875%, 10/1/17§	650,000	643,500
Teekay Shipping Corp.
8.875%, 7/15/11	1,600,000	1,812,000
Whiting Petroleum Corp.
7.000%, 2/1/14§	200,000	200,500
Williams Cos., Inc.
7.125%, 9/1/11	1,475,000	1,521,094
YPF Sociedad Anonima
9.125%, 2/24/09	250,000	273,750

		12,248,139

Total Energy		15,635,014

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE HIGH-YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2005

	Principal Amount	Value (Note 1)
Financials (7.5%)
Capital Markets (1.3%)
E*Trade Financial Corp.
7.375%, 9/15/13§	$850,000	$837,250
Nell AF SARL
8.375%, 8/15/15 §	2,050,000	1,968,000

		2,805,250

Commercial Banks (0.4%)
Western Financial Bank
9.625%, 5/15/12	800,000	914,000

Consumer Finance (1.3%)
General Motors Acceptance Corp.
6.875%, 9/15/11	905,000	877,505
6.750%, 12/1/14	300,000	286,871
8.000%, 11/1/31	1,725,000	1,780,788

		2,945,164

Diversified Financial Services (1.5%)
American Real Estate Partners Finance Corp.
7.125%, 2/15/13 §	100,000	97,250
BCP Crystal U.S. Holdings Corp.
9.625%, 6/15/14	1,040,000	1,144,000
Dollar Financial Group, Inc.
9.750%, 11/15/11	1,900,000	1,938,000
Residential Capital Corp.
6.375%, 6/30/10 §	250,000	253,936

		3,433,186

Real Estate (3.0%)
Felcor Lodging LP (REIT)
9.000%, 6/1/11	1,300,000	1,399,125
Host Marriott LP (REIT)
9.500%, 1/15/07, Series I	600,000	626,250
7.000%, 8/15/12, Series M	250,000	251,875
7.125%, 11/1/13	1,000,000	1,013,750
La Quinta Properties, Inc. (REIT)
7.000%, 8/15/12	800,000	816,000
Meristar Hospitality Corp. (REIT)
9.125%, 1/15/11	925,000	986,281
Thornburg Mortgage, Inc. (REIT)
8.000%, 5/15/13	1,150,000	1,118,375
Ventas Realty LP/Ventas Capital Corp. (REIT)
7.125%, 6/1/15	500,000	516,250

		6,727,906

Total Financials		16,825,506

Health Care (4.6%)
Health Care Equipment & Supplies (0.5%)
Fisher Scientific International, Inc.
6.125%, 7/1/15§	200,000	198,500
WH Holdings Ltd./ WH Capital Corp.
9.500%, 4/1/11	825,000	895,125

		1,093,625

Health Care Providers & Services (3.5%)
Alderwoods Group, Inc.
7.750%, 9/15/12	1,425,000	1,471,312
Beverly Enterprises, Inc.
7.875%, 6/15/14	200,000	219,000
Carriage Services, Inc.
7.875%, 1/15/15	335,000	343,375
DaVita, Inc.
6.625%, 3/15/13	1,075,000	1,088,438
DaVita, Inc. Term Loan
6.350%, 10/5/12	$720,588	$730,496
HCA, Inc.
6.950%, 5/1/12	575,000	585,822
7.500%, 11/6/33	225,000	223,565
IASIS Healthcare Capital Corp.
8.750%, 6/15/14	800,000	820,000
Service Corp. International
6.750%, 4/1/16	750,000	736,875
U.S. Oncology, Inc.
9.000%, 8/15/12	1,550,000	1,635,250

		7,854,133

Pharmaceuticals (0.6%)
Mylan Labs, Inc.
5.750%, 8/15/10 §	250,000	246,875
6.350%, 8/15/15	249,375	252,388
6.375%, 8/15/15 §	750,000	740,625

		1,239,888

Total Health Care		10,187,646

Industrials (8.5%)
Aerospace & Defense (1.8%)
Argo-Tech Corp.
9.250%, 6/1/11	1,200,000	1,236,000
Bombardier, Inc.
6.750%, 5/1/12 §	500,000	452,500
Esterline Technologies Corp.
7.750%, 6/15/13	650,000	677,625
L-3 Communications Corp.
6.125%, 7/15/13	150,000	147,000
5.875%, 1/15/15	575,000	546,250
6.375%, 10/15/15 §	225,000	222,188
Moog, Inc.
6.250%, 1/15/15	650,000	646,750

		3,928,313

Building Products (0.8%)
Goodman Global Holdings Co., Inc.
7.875%, 12/15/12 §	1,950,000	1,833,000

Commercial Services & Supplies (1.6%)
Adesa, Inc.
7.625%, 6/15/12	75,000	75,375
Allied Waste North America,
Series B
8.875%, 4/1/08	750,000	781,875
5.750%, 2/15/11 §	600,000	559,500
Corrections Corp. of America
7.500%, 5/1/11	900,000	930,375
United Rentals North America, Inc.
6.500%, 2/15/12	1,300,000	1,246,375

		3,593,500

Electrical Equipment (1.2%)
Dresser, Inc.
9.375%, 4/15/11	1,950,000	2,018,250
General Cable Corp.
9.500%, 11/15/10	150,000	158,250
Thomas & Betts Corp.
7.250%, 6/1/13	500,000	527,074

		2,703,574

Industrial Conglomerates (0.6%)
Trinity Industries, Inc.
6.500%, 3/15/14	1,350,000	1,316,250

Machinery (2.3%)
Briggs & Stratton Corp.
8.875%, 3/15/11	1,250,000	1,396,875

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE HIGH-YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2005

	Principal Amount	Value (Note 1)
Case New Holland, Inc.
9.250%, 8/1/11	$2,075,000	$2,183,937
Douglas Dynamics LLC
7.750%, 1/15/12 §	1,000,000	965,000
Dresser-Rand Group, Inc.
7.375%, 11/1/14 §	659,000	675,475

		5,221,287

Road & Rail (0.2%)
Grupo Transportacion Ferroviaria Mexicana S.A. de C.V.
10.250%, 6/15/07	350,000	371,000

Total Industrials		18,966,924

Information Technology (3.3%)
Communications Equipment (0.5%)
American Towers, Inc.
7.250%, 12/1/11	1,100,000	1,149,500

IT Services (1.4%)
SunGard Data Systems, Inc.
9.125%, 8/15/13 §	1,200,000	1,218,000
4.875%, 1/15/14	1,900,000	1,653,000
(Zero Coupon), 12/31/49	274,313	276,526

		3,147,526

Office Electronics (1.4%)
Xerox Corp.
9.750%, 1/15/09	775,000	856,375
7.125%, 6/15/10	375,000	390,000
7.625%, 6/15/13	100,000	105,000
7.200%, 4/1/16, Series MTN	1,725,000	1,819,875

		3,171,250

Total Information Technology		7,468,276

Materials (9.1%)
Chemicals (2.4%)
Equistar Chemicals LP
10.625%, 5/1/11	900,000	981,000
Hercules, Inc.
6.750%, 10/15/29	1,500,000	1,447,500
Huntsman International LLC
9.875%, 3/1/09	125,000	131,250
Nalco Co.
7.750%, 11/15/11	900,000	919,125
8.875%, 11/15/13	500,000	510,625
Rockwood Specialties Group, Inc.
7.500%, 11/15/14 §	1,075,000	1,037,375
Westlake Chemical Corp.
8.750%, 7/15/11	260,000	278,200

		5,305,075

Construction Materials (0.7%)
Texas Industries, Inc.
7.250%, 7/15/13 §	1,075,000	1,118,000
U.S. Concrete, Inc.
8.375%, 4/1/14	450,000	449,438

		1,567,438

Containers & Packaging (1.1%)
Ball Corp.
6.875%, 12/15/12	50,000	50,750
Owens-Brockway Glass Container, Inc.
8.750%, 11/15/12	825,000	884,812
Owens-Illinois, Inc.
7.350%, 5/15/08	1,025,000	1,025,000
7.500%, 5/15/10	475,000	470,250

		2,430,812

Metals & Mining (2.6%)
AK Steel Holding Corp.
7.750%, 6/15/12	550,000	495,000
California Steel Industries, Inc.
6.125%, 3/15/14	$200,000	$186,000
Foundation PA Coal Co.
7.250%, 8/1/14	625,000	639,062
International Steel Group, Inc.
6.500%, 4/15/14	175,000	171,938
Ispat Inland ULC
9.750%, 4/1/14	844,000	953,720
Massey Energy Co.
6.625%, 11/15/10	900,000	913,500
Novelis, Inc.
7.250%, 2/15/15 §	750,000	684,375
Peabody Energy Corp., Series B
6.875%, 3/15/13	250,000	258,125
Steel Dynamics, Inc.
9.500%, 3/15/09	1,325,000	1,397,875
United States Steel LLC
10.750%, 8/1/08	211,000	234,210

		5,933,805

Paper & Forest Products (2.3%)
Buckeye Technologies, Inc.
8.000%, 10/15/10	80,000	75,600
8.500%, 10/1/13	1,100,000	1,091,750
Catalyst Paper Corp.
7.375%, 3/1/14	200,000	178,000
Georgia-Pacific Corp.
8.875%, 2/1/10	400,000	438,000
8.125%, 5/15/11	1,450,000	1,573,250
9.500%, 12/1/11	1,300,000	1,508,000
Neenah Paper, Inc.
7.375%, 11/15/14	250,000	232,500

		5,097,100

Total Materials		20,334,230

Telecommunication Services (11.5%)
Diversified Telecommunication Services (5.0%)
AT&T Corp.
9.050%, 11/15/11	1,075,000	1,187,875
Citizens Communications Co.
6.250%, 1/15/13	1,475,000	1,397,563
Hawaiian Telcom Communications, Inc.
6.270%, 10/31/12	225,000	227,320
9.750%, 5/1/13 §	1,425,000	1,417,875
MCI, Inc.
7.735%, 5/1/14	2,250,000	2,491,875
Pathnet, Inc.
12.250%, 4/15/08 †(h)	250,000	—
Qwest Corp.
8.875%, 3/15/12	925,000	1,015,188
Qwest Services Corp.
13.500%, 12/15/10	2,981,000	3,405,792
Williams Communications Group, Inc.
11.700%, 8/1/08 †(h)	750,000	—

		11,143,488

Wireless Telecommunication Services (6.5%)
American Cellular Corp., Series B
10.000%, 8/1/11	2,250,000	2,430,000
Dobson Cellular Systems
8.375%, 11/1/11	550,000	573,375
Intelsat Bermuda Ltd.
8.695%, 1/15/12 §(l)	500,000	506,250
8.250%, 1/15/13 §	450,000	448,875
8.625%, 1/15/15 §	2,000,000	2,025,000
New Skies Satellites N.V.
9.125%, 11/1/12	800,000	812,000
Nextel Communications, Inc., Series F
5.950%, 3/15/14	1,575,000	1,579,908

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE HIGH-YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2005

	Principal Amount	Value (Note 1)
Panamsat Corp.
6.375%, 1/15/08	$325,000	$325,000
9.000%, 8/15/14	1,096,000	1,153,540
Rogers Wireless, Inc.
9.625%, 5/1/11	1,300,000	1,491,750
7.500%, 3/15/15	2,025,000	2,171,812
SBA Communications Corp.
8.500%, 12/1/12	1,150,000	1,253,500
Zeus Special Subsidiary, Ltd.
(Zero Coupon), 2/1/15 §(e)	225,000	147,938

		14,918,948

Total Telecommunication Services		26,062,436

Utilities (11.7%)
Electric Utilities (6.9%)
Allegheny VA
5.770%, 3/8/11	233,624	235,843
CMS Energy Corp.
8.900%, 7/15/08	600,000	642,000
7.500%, 1/15/09	675,000	699,469
7.750%, 8/1/10	775,000	817,625
Edison Mission Energy
9.875%, 4/15/11	950,000	1,106,750
Inergy LP/Inergy Finance Corp.
6.875%, 12/15/14	550,000	521,125
Midwest Generation LLC
8.750%, 5/1/34	1,450,000	1,587,750
MSW Energy Holdings LLC/ MSW Energy Finance Co., Inc.
8.500%, 9/1/10	1,675,000	1,783,875
Nevada Power Co.
6.500%, 4/15/12	600,000	610,500
5.875%, 1/15/15, Series L	325,000	318,779
Sierra Pacific Resources
8.625%, 3/15/14	1,500,000	1,635,000
6.750%, 8/15/17§	250,000	248,750
TECO Energy, Inc.
7.500%, 6/15/10	700,000	742,000
6.750%, 5/1/15	350,000	360,500
Tenaska Alabama Partners LP
7.000%, 6/30/21 §	797,314	810,049
Texas Genco Financing Corp. LLC
6.875%, 12/15/14 §	1,625,000	1,738,750
TXU Corp., Series P
5.550%, 11/15/14	1,500,000	1,378,830

		15,237,595

Gas Utilities (1.4%)
AmeriGas Partners LP
7.250%, 5/20/15§	350,000	362,250
ANR Pipeline Co.
8.875%, 3/15/10	300,000	321,968
Colorado Interstate Gas Co.
6.800%, 11/15/15 † (b)	500,000	499,760
Southern Natural Gas Co.
8.875%, 3/15/10	825,000	885,412
Suburban Propane Partners LP
6.875%, 12/15/13	1,185,000	1,090,200

		3,159,590

Multi-Utilities & Unregulated Power (3.4%)
AES Corp.
9.500%, 6/1/09	1,025,000	1,101,875
8.875%, 2/15/11	600,000	642,000
8.750%, 5/15/13 §	900,000	972,000
Dynegy Holdings, Inc.
9.875%, 7/15/10 §	350,000	376,250
NRG Energy, Inc.
8.000%, 12/15/13	1,582,000	1,724,380
Reliant Energy, Inc.
9.250%, 7/15/10	$1,150,000	$1,207,500
9.500%, 7/15/13	450,000	479,250
6.750%, 12/15/14	1,050,000	976,500

		7,479,755

Total Utilities		25,876,940

Total Long-Term Debt Securities (94.6%) (Cost $207,832,219)		211,501,727

	Number of Warrants
WARRANTS:
Health Care (0.1%)
Biotechnology (0.1%)
Charles River Laboratories International, Inc.,
$5.19, expiring 10/1/09* †	350	102,542

Total Health Care		102,542

Information Technology (0.0%)
Communications Equipment (0.0%)
Loral Space & Communications,
$23.70, expiring 12/27/06*†	5,584	—
$0.14, expiring 1/31/07* †	850	—

		—

Internet Software & Services (0.0%)
Verado Holdings, Inc.,
$0.01, expiring 4/15/08* †	500	—

Total Information Technology		—

Telecommunication Services (0.0%)
Diversified Telecommunication Services (0.0%)
Pathnet, Inc.,
$0.01, expiring 4/15/08*†	250	—
XO Communications, Inc.,
$6.25, expiring 1/16/10*	1,922	596
$7.50, expiring 1/16/10*	1,441	303
$10.00, expiring 1/16/10*	1,441	331

		1,230

Wireless Telecommunication Services (0.0%)
e.Spire Communications, Inc.,
$7.15, expiring 11/1/05* † (b)	800	—

Total Telecommunication Services		1,230

Total Warrants (0.1%) (Cost $8,416)		103,772

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (3.2%)
JPMorgan Chase Nassau
3.40%, 11/1/05
(Amortized Cost $7,067,190)	$7,067,190	7,067,190

Total Investments (98.4%) (Cost/Amortized Cost $217,738,928)		219,879,630
Other Assets Less Liabilities (1.6%)		3,628,680

Net Assets (100%)		$223,508,310

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE HIGH-YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Concluded)

October 31, 2005

*	Non-income producing.

†	Securities (totaling $602,302 or 0.27% of net assets) valued at fair value.

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2005, the market value of these securities amounted to $29,107,345 or 13.02% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(b)	Illiquid security.

(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2005. Maturity date disclosed is the ultimate maturity date.

(h)	Security in default, non-income producing.

(l)	Floating rate security. Rate disclosed is as of October 31, 2005.

Glossary:

REIT — Real Estate Investment Trust

Investment security transactions for the year ended October 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$105,226,438
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$126,279,487

As of October 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,429,341
Aggregate gross unrealized depreciation	(5,382,115)

Net unrealized appreciation	$2,047,226

Federal income tax cost of investments	$217,832,404

The Fund has a net capital loss carryforward of $20,093,438 of which $5,614,842 expires in the year 2009, $11,007,057 expires in the year 2010 and $3,471,539 expires in the year 2011. The Fund utilized $3,424,933 in capital loss carryforward during the fiscal year ended, October 31, 2005.

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE INTERNATIONAL GROWTH FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (2.4%)
Woodside Petroleum Ltd.	72,000	$1,699,916

Canada (2.6%)
Suncor Energy, Inc.	34,800	1,864,576

Denmark (2.4%)
Novo-Nordisk A/S, Class B	32,600	1,669,098

Finland (1.0%)
Nokia OYJ	41,000	681,615

France (9.8%)
Cie Generale d’Optique Essilor International S.A	17,900	1,472,909
L’Oreal S.A	16,800	1,234,496
LVMH Moet Hennessy Louis Vuitton S.A	16,100	1,302,619
Societe Television Francaise 1	48,400	1,240,581
Total S.A	6,800	1,705,500

		6,956,105

Germany (2.0%)
Altana AG	25,400	1,429,874

Hong Kong (11.3%)
China Mobile (Hong Kong) Ltd.	340,000	1,513,089
CLP Holdings Ltd.	291,500	1,671,387
CNOOC Ltd.	2,674,000	1,741,885
Hong Kong & China Gas	804,000	1,659,368
Hutchison Whampoa Ltd.	151,000	1,429,682

		8,015,411

Japan (46.6%)
Advantest Corp.	13,200	948,001
Astellas Pharma, Inc.	40,500	1,443,882
Canon, Inc.	26,600	1,387,072
Daikin Industries Ltd.	54,600	1,416,537
Denso Corp.	40,800	1,153,146
Eisai Co., Ltd.	42,300	1,649,774
Fanuc Ltd.	18,900	1,477,514
Hirose Electric Co., Ltd.	9,200	1,045,625
Honda Motor Co., Ltd.	19,200	1,045,728
Hoya Corp.	10,900	380,173
Hoya Corp. (When Issued)*	32,700	1,132,091
Kao Corp.	55,000	1,311,155
Keyence Corp.	5,600	1,281,594
Millea Holdings, Inc.	101	1,813,410
Mitsubishi Estate Co., Ltd.	122,000	1,795,335
Mitsubishi UFJ Financial Group, Inc.	161	2,005,498
Murata Manufacturing Co., Ltd.	19,300	956,669
Nikko Cordial Corp.	91,500	1,100,468
NTT DoCoMo, Inc.	647	1,111,636
Rohm Co., Ltd.	14,000	1,128,130
Secom Co., Ltd.	30,000	1,487,050
Shimamura Co., Ltd.	16,000	2,045,273
Shin-Etsu Chemical Co., Ltd.	34,000	1,618,145
Sony Corp.	28,200	910,889
Takeda Pharmaceutical Co., Ltd.	26,500	1,447,876

		33,092,671

Netherlands (1.9%)
Heineken Holding N.V.	45,100	1,334,257

Spain (2.1%)
Inditex S.A.	49,400	$1,460,879

Sweden (2.2%)
Hennes & Mauritz AB	27,800	902,388
Telefonaktiebolaget LM Ericsson, Class B	192,000	626,848

		1,529,236

Switzerland (2.1%)
Nestle S.A. (Registered)	5,100	1,516,846

United Kingdom (10.4%)
BG Group plc.	211,200	1,854,429
BP plc.	153,096	1,691,153
Kingfisher plc.	220,700	828,272
Morrison (Wm) Supermarkets plc.	311,600	901,882
Reckitt Benckiser plc.	45,100	1,362,839
Rio Tinto plc.	20,400	777,877

		7,416,452

Total Common Stocks (96.8%) (Cost $62,682,003)		68,666,936

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (0.0%)
JPMorgan Chase Nassau
3.40%, 11/1/05
(Amortized Cost $ 278)	$278	278

	Number of Contracts
OPTION PURCHASED:
Put Option (0.6%)
EURO Currency
September-06 @ $ 1.22
(Cost $ 346,200)	11,540,000	460,446

Total Investments (97.4%) (Cost/Amortized Cost $ 63,028,481)		69,127,660
Other Assets Less Liabilities (2.6%)		1,825,595

Net Assets (100.0%)		$70,953,255

*	Non-income producing.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE INTERNATIONAL GROWTH FUND

PORTFOLIO OF INVESTMENTS (Concluded)

October 31, 2005

Investment security transactions for the year ended October 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$93,838,162
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$112,043,930

As of October 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,118,161
Aggregate gross unrealized depreciation	(1,018,982)

Net unrealized appreciation	$6,099,179

Federal income tax cost of investments	$63,028,481

For the year ended October 31, 2005, the Fund incurred approximately $19,092 as brokerage commissions with State Street Global Market, an affiliated broker/dealer.

The Fund has a net capital loss carryforward of $22,863,721 of which $1,442,366 expires in 2008, $2,639,738 expires in the year 2009, $9,766,643 expires in the year 2010 and $9,014,974 expires in the year 2011. For the year ended October 31, 2005, the Fund utilized $12,323,146 in capital loss carryforward. A portion of the capital loss carryforward may be limited pursuant to the Internal Revenue Code and regulations.

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

	Principal Amount	Value (Note 1)
SHORT-TERM DEBT SECURITIES:
Certificate of Deposit (4.2%)
Bank of New York
3.28%, 2/23/06	$5,000,000	$5,000,038

Total Certificate of Deposit		5,000,038

Commercial Paper (4.2%)
Goldman Sachs Group
3.03%, 11/1/05	5,000,000	5,000,000

Total Commercial Paper		5,000,000

Government Securities (79.3%)
Federal Home Loan Bank
3.50%, 11/23/05	30,000,000	29,933,083
3.72%, 11/1/05	18,539,000	18,539,001
Federal National Mortgage Association
3.72%, 11/1/05	16,000,000	16,000,000
3.50%, 11/23/05	30,000,000	29,933,083

Total Government Securities		94,405,167

Variable Rate Securities (13.3%)
Caterpillar Financial Service Corp.
4.23%, 7/10/06 (l)	4,000,000	4,000,000
General Electric Capital Corp.
4.07%, 11/17/06 (l)	3,850,000	3,850,000
Merrill Lynch & Co., Inc.
4.14%, 11/9/06 (l)	2,000,000	2,000,000
Royal Bank of Canada
3.95%, 11/9/06(l)	6,000,000	6,000,000

Total Variable Rate Securities		15,850,000

Total Investments (101.0%) (Amortized Cost $120,255,205)		120,255,205
Other Assets Less Liabilities (-1.0%)		(1,150,526)

Net Assets (100%)		$119,104,679

Federal Income Tax Cost of Investments		$120,255,205

(l)	Floating rate security. Rate disclosed is as of October 31, 2005.

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE MULTI-CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (15.1%)
Hotels, Restaurants & Leisure (3.3%)
McDonald’s Corp.	104,259	$3,294,584

Internet & Catalog Retail (3.1%)
eBay, Inc.*	80,500	3,187,800

Media (2.0%)
Omnicom Group, Inc.	24,439	2,027,460

Multiline Retail (2.6%)
Kohl’s Corp.*	54,301	2,613,507

Specialty Retail (2.0%)
Bed Bath & Beyond, Inc.*	51,138	2,072,112

Textiles, Apparel & Luxury Goods (2.1%)
NIKE, Inc., Class B	25,400	2,134,870

Total Consumer Discretionary		15,330,333

Consumer Staples (14.0%)
Beverages (3.4%)
PepsiCo, Inc.	58,938	3,482,057

Food & Staples Retailing (1.1%)
Costco Wholesale Corp.	22,400	1,083,264

Household Products (8.2%)
Colgate-Palmolive Co.	44,309	2,346,605
Procter & Gamble Co.	106,707	5,974,525

		8,321,130

Personal Products (1.3%)
Estee Lauder Cos., Inc., Class A	39,500	1,310,215

Total Consumer Staples		14,196,666

Energy (15.5%)
Energy Equipment & Services (11.6%)
Baker Hughes, Inc.	19,100	1,049,736
Halliburton Co.	87,350	5,162,385
Schlumberger Ltd.	61,075	5,543,778

		11,755,899

Oil & Gas (3.9%)
ConocoPhillips	60,421	3,950,325

Total Energy		15,706,224

Financials (2.6%)
Consumer Finance (2.6%)
American Express Co.	53,396	2,657,519

Total Financials		2,657,519

Health Care (24.0%)
Biotechnology (8.4%)
Amgen, Inc.*	53,287	4,037,023
Genentech, Inc.*	49,239	4,461,053

		8,498,076

Health Care Equipment & Supplies (6.0%)
Medtronic, Inc.	61,789	3,500,965
Stryker Corp.	64,600	2,653,122

		6,154,087

Health Care Providers & Services (1.5%)
Caremark Rx, Inc.*	28,818	1,510,063

Pharmaceuticals (8.1%)
Abbott Laboratories	24,150	$1,039,657
Eli Lilly & Co.	61,110	3,042,667
Johnson & Johnson	66,209	4,146,008

		8,228,332

Total Health Care		24,390,558

Industrials (10.1%)
Air Freight & Logistics (2.5%)
United Parcel Service, Inc., Class B	35,443	2,585,212

Commercial Services & Supplies (1.5%)
Apollo Group, Inc., Class A*	23,900	1,506,178

Industrial Conglomerates (4.3%)
3M Co.	29,260	2,223,175
General Electric Co.	62,874	2,132,057

		4,355,232

Machinery (1.8%)
Illinois Tool Works, Inc.	21,621	1,832,596

Total Industrials		10,279,218

Information Technology (13.3%)
Communications Equipment (3.2%)
Juniper Networks, Inc.*	71,918	1,677,847
QUALCOMM, Inc.	39,798	1,582,368

		3,260,215

IT Services (2.2%)
Paychex, Inc.	57,538	2,230,173

Semiconductors & Semiconductor Equipment (2.2%)
Maxim Integrated Products, Inc.	64,413	2,233,843

Software (5.7%)
Microsoft Corp.	116,300	2,988,910
Oracle Corp.*	217,809	2,761,818

		5,750,728

Total Information Technology		13,474,959

Total Common Stocks (94.6%) (Cost $90,807,459)		96,035,477

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (6.5%)
JPMorgan Chase Nassau
3.40%,11/01/05
(Amortized Cost $6,534,323)	$6,534,323	6,534,323

Total Investments (101.1%) (Cost/Amortized Cost $97,341,782)		102,569,800
Other Assets Less Liabilities (-1.1%)		(1,092,839)

Net Assets (100%)		$101,476,961

*	Non-income producing.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE MULTI-CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Concluded)

October 31, 2005

Investment security transactions for the year ended October 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$129,380,472
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$153,997,951

As of October 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,156,,442
Aggregate gross unrealized depreciation	(3,126,856)

Net unrealized appreciation	$5,029,586

Federal income tax cost of investments	$97,540,214

For the year ended October 31, 2005, the Fund incurred approximately $488 as brokerage commissions with UBS AG, and $639 with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Fund has a net capital loss carryforward of $122,753,002 of which $15,034,858 expires in the year 2007, $73,520,656 expires in the year 2008 and $34,197,488 expires in the year 2009.

For the year ended October 31, 2005, the Fund utilized $804,230 of capital loss carryforward. A portion of the capital loss carryforward may be limited pursuant to the Internal Revenue Code and regulations.

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE SHORT DURATION BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (29.3%)
Asset-Backed Securities (22.1%)
Amresco Residential Securities
Mortgage Loan Trust,
Series 98-2 M1F
6.745%, 6/25/28	$85,523	$85,231
Atherton Franchisee Loan Funding,
Series 98-A A2
6.720%, 5/15/20 (b)	255,280	264,534
Bank One Issuance Trust,
Series 02-C3
3.760%, 8/15/08	500,000	499,597
Capital One Master Trust,
Series 98-1 A
6.310%, 6/15/11	750,000	775,543
Capital One Multi-Asset Execution Trust,
Series 03-C1
6.520%, 3/15/11 (l)	250,000	262,652
Series 03-C2
4.320%, 4/15/09	250,000	249,363
Carmax Auto Owner Trust,
Series 05-2 A3
4.210%, 1/15/10	600,000	593,906
Centex Home Equity,
Series 04-D MV3
5.038%, 9/25/34 (l)	750,000	757,037
Chase Credit Card Master Trust,
Series 01-4 C
4.870%, 11/17/08 (l) (b)	750,000	754,607
Circuit City Credit Card Master Trust,
Series 03-2 CTFS
7.970%, 4/15/11(l) (b)	600,000	607,552
Citibank Credit Card Issuance Trust,
Series 02-C3
5.010%, 12/15/09 (l)	220,000	223,532
Series 05-B1
4.400%, 9/15/10	750,000	737,813
DVI Receivables Corp.,
Series 03-1 D1
5.779%, 3/12/11 † (l)	160,268	—
First National Master Note Trust,
Series 03-1 C
5.570%, 8/15/08 (l)	500,000	501,753
Home Equity Asset Trust,
Series 02-5 A3
4.350%, 5/25/33 (l)	6,818	6,825
Household Automotive Trust,
Series 05-2 A3
4.370%, 5/17/10	500,000	495,332
John Deere Owner Trust,
Series 04-A A4
3.020%, 3/15/11	700,000	678,786
Lehman ABS Manufactured Housing Contract,
Series 01-B A3
4.350%, 5/15/14	165,434	159,041
MBNA Credit Card Master Note Trust,
Series 05-A7
4.300%, 2/15/11	500,000	493,472
Morgan Stanley ABS Capital I,
Series 04-HE4 M3
5.5370%, 5/25/34 (l)	300,000	299,987
Triad Auto Receivables Owner Trust,
Series 04-A A4
2.590%, 9/13/10	685,000	661,831
World Financial Network Credit Card Master Trust,
Series 04-B C
4.620%, 7/15/10 (l)	$600,000	$600,818

		9,709,212

Non-Agency CMO (7.2%)
Bank of America Mortgage Securities,
Series 03-B 2A2
4.413%, 3/25/33 (l)	169,644	167,322
Series 03-I 1A1
3.275%, 10/25/33 (l)	389,292	392,089
Series 04-A 1A1
3.477%, 2/25/34 (l)	629,234	624,563
Series 04-K 2A1
4.421%, 12/25/34 (l)	42,765	41,890
FFCA Secured Lending Corp.,
Series 98-1 A1B
6.730%, 10/18/25 (b)	150,464	151,562
Nomura Asset Securities Corp.,
Series 98-D6 A1B
6.590%, 3/15/30	575,000	595,872
Sequoia Mortgage Trust,
Series 6A
4.317%, 4/19/27 (l)	165,475	164,084
Washington Mutual, Inc.,
Series 03-AR5 A6
4.069%, 10/25/33 (l)	550,000	543,674
Series 03-AR10 A4
3.695%, 6/25/33 (l)	500,000	482,097

		3,163,153

Total Asset-Backed and Mortgage-Backed Securities		12,872,365

Consumer Discretionary (2.9%)
Hotels, Restaurants & Leisure (0.6%)
Yum! Brands, Inc.
7.650%, 5/15/08	250,000	265,114

Household Durables (1.4%)
Lennar Corp.
4.320%, 8/20/07 (l)	600,000	600,616

Media (0.9%)
News America, Inc.
6.625%, 1/9/08	400,000	413,155

Total Consumer Discretionary		1,278,885

Consumer Staples (3.2%)
Beverages (3.2%)
Diageo Capital plc
3.500%, 11/19/07	700,000	682,650
PepsiCo, Inc.
3.200%, 5/15/07	750,000	733,781

Total Consumer Staples		1,416,431

Financials (10.4%)
Commercial Banks (2.5%)
RBS Capital Trust IV
4.820%, 9/29/49 (l)	600,000	604,724
Wells Fargo & Co.
3.120%, 8/15/08	500,000	477,551

		1,082,275

Consumer Finance (2.3%)
Capital One Financial Corp.
8.750%, 2/1/07	450,000	470,469
John Deere Capital Corp.
3.625%, 5/25/07	250,000	245,470

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE SHORT DURATION BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2005

	Principal Amount	Value (Note 1)
SLM Corp.
5.630%, 4/10/07	$300,000	$303,163

		1,019,102

Diversified Financial Services (4.8%)
Deluxe Corp.
3.500%, 10/1/07	400,000	384,634
General Electric Capital Corp.
5.000%, 2/15/07	700,000	702,551
International Lease Finance Corp.
5.625%, 6/1/07	670,000	676,718
MBNA Corp.
6.250%, 1/17/07	350,000	355,449

		2,119,352

Thrifts & Mortgage Finance (0.8%)
Countrywide Home Loans, Inc.
5.625%, 5/15/07	350,000	353,620

Total Financials		4,574,349

Government Securities (37.7%)
Foreign Governments (0.6%)
United Mexican States
8.625%, 3/12/08	250,000	270,125

U.S. Government Agencies (17.2%)
Federal Home Loan Bank
3.375%, 2/15/08	1,150,000	1,116,817
Federal Home Loan Mortgage Corp.
4.779%, 5/1/35 (l)	905,613	892,895
Federal National Mortgage Association
3.875%, 5/15/07	800,000	791,197
4.533%, 5/1/33 (l)	482,057	473,203
3.698%, 6/1/34 (l)	342,947	338,800
4.275%, 7/1/34 (l)	360,944	356,117
4.548%, 4/1/35 (l)	944,357	930,228
4.649%, 5/1/35 (l)	923,528	908,669
4.908%, 6/1/35 (l)	833,352	827,849
4.652%, 7/1/35	931,968	923,621

		7,559,396

U.S. Treasuries (19.9%)
U.S. Treasury Notes
3.125%, 1/31/07	500,000	492,324
3.000%, 11/15/07	2,700,000	2,628,069
3.750%, 5/15/08	5,700,000	5,609,826

		8,730,219

Total Government Securities		16,559,740

Health Care (2.2%)
Health Care Providers & Services (1.5%)
Unitedhealth Group, Inc.
5.200%, 1/17/07	650,000	651,026

Pharmaceuticals (0.7%)
Pfizer, Inc.
2.500%, 3/15/07	300,000	291,061

Total Health Care		942,087

Industrials (1.7%)
Airlines (1.0%)
Southwest Airlines Co.
7.875%, 9/1/07	400,000	419,164

Road & Rail (0.7%)
GATX Corp.
6.000%, 11/19/08	315,000	321,296

Total Industrials		740,460

Information Technology (2.8%)
Computers & Peripherals (2.8%)
Hewlett Packard Co.
5.500%, 7/1/07	$600,000	$606,808
International Business Machines Corp.
3.800%, 2/1/08	650,000	636,350

Total Information Technology		1,243,158

Materials (0.8%)
Metals & Mining (0.8%)
Alcoa, Inc.
4.250%, 8/15/07	350,000	346,920

Total Materials		346,920

Telecommunication Services (3.6%)
Diversified Telecommunication Services (2.4%)
Deutsche Telekom International Finance BV
3.875%, 7/22/08	700,000	682,436
Sprint Capital Corp.
6.000%, 1/15/07	375,000	379,779

		1,062,215

Wireless Telecommunication Services (1.2%)
Cingular Wireless LLC
5.625%, 12/15/06	500,000	504,480

Total Telecommunication Services		1,566,695

Utilities (2.8%)
Electric Utilities (1.7%)
Northern States Power Co.
2.875%, 8/1/06	750,000	739,983

Gas Utilities (1.1%)
Sempra Energy
4.621%, 5/17/07	500,000	497,308

Total Utilities		1,237,291

Total Long-Term Debt Securities (97.4%) (Cost $43,418,797)		42,778,381

SHORT-TERM INVESTMENT:
Time Deposit (2.4%)
JPMorgan Chase Nassau
3.40%, 11/1/05
(Amortized Cost $1,048,316)	1,048,316	1,048,316

Total Investments (99.8%) (Cost/Amortized Cost $44,467,113)		43,826,697
Other Assets Less Liabilities (0.2%)		68,672

Net Assets (100%)		$43,895,369

†	Securities (totaling $0.00 or 0.0% of net assets) valued at fair value.

(b)	Illiquid security.

(l)	Floating rate security. Rate disclosed is as of October 31, 2005.

Glossary:

CMO — Collateralized Mortgage Obligation

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE SHORT DURATION BOND FUND

PORTFOLIO OF INVESTMENTS (Concluded)

October 31, 2005

Investment security transactions for the year ended October 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$29,976,358
U.S. Government securities	17,606,992

$47,583,350

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$23,731,042
U.S. Government securities	8,688,846

$32,419,888

As of October 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$57,130
Aggregate gross unrealized depreciation	(702,510)

Net unrealized depreciation	$(645,380)

Federal income tax cost of investments	$44,472,077

The Fund has a net capital loss carryforward of $187,133 which expires in the year 2013.

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (19.0%)
Auto Components (0.9%)
Gentex Corp.	48,700	$916,534

Hotels, Restaurants & Leisure (5.5%)
Nevada Gold & Casinos, Inc.*	42,200	440,990
Red Robin Gourmet Burgers*^	34,775	1,677,198
Shuffle Master, Inc.*^	95,375	2,418,710
Vail Resorts, Inc.*	31,850	1,066,975

		5,603,873

Household Durables (3.8%)
Tempur-Pedic International, Inc.*	113,100	1,250,886
Universal Electronics, Inc.*	151,150	2,619,430

		3,870,316

Internet & Catalog Retail (0.8%)
Blue Nile, Inc.*	21,175	759,547

Leisure Equipment & Products (1.8%)
SCP Pool Corp.^	49,400	1,776,918

Media (0.4%)
Entravision Communications Corp.*	53,125	435,625

Specialty Retail (5.8%)
A.C. Moore Arts & Crafts, Inc.*^	36,950	508,432
Build-A-Bear Workshop, Inc.*	43,825	1,050,047
Cabela’s, Inc., Class A*^	73,100	1,198,840
Genesco, Inc.*	84,775	3,119,720

		5,877,039

Total Consumer Discretionary		19,239,852

Consumer Staples (2.0%)
Food Products (2.0%)
Delta and Pine Land Co.	83,200	2,075,840

Total Consumer Staples		2,075,840

Energy (7.7%)
Energy Equipment & Services (6.8%)
NS Group, Inc.*	9,025	312,355
Patterson-UTI Energy, Inc.	73,950	2,523,914
TETRA Technologies, Inc.*	26,925	753,092
Unit Corp.*	61,825	3,239,630

		6,828,991

Oil & Gas (0.9%)
Core Laboratories N.V.*	29,450	948,585

Total Energy		7,777,576

Financials (3.4%)
Consumer Finance (1.5%)
Cash America International, Inc.	67,700	1,479,922

Diversified Financial Services (0.2%)
Primus Guaranty Ltd.*^	24,700	217,360

Insurance (1.3%)
Philadelphia Consolidated Holdings Corp.*	13,625	1,311,543

Thrifts & Mortgage Finance (0.4%)
Bank Atlantic Bancorp, Inc., Class A	28,300	393,087

Total Financials		3,401,912

Health Care (23.0%)
Biotechnology (1.9%)
deCODE genetics, Inc.*^	163,075	1,422,014
Dendreon Corp.*^	84,500	520,520

		1,942,534

Health Care Equipment & Supplies (12.1%)
American Medical Systems Holdings, Inc.*	125,500	$2,051,925
Arrow International, Inc.	28,425	822,620
Cooper Cos., Inc.	13,900	956,876
DJ Orthopedics, Inc.*	44,900	1,305,692
INAMED Corp.*	32,725	2,326,747
Respironics, Inc.*	76,200	2,733,294
SurModics, Inc.*^	27,800	1,098,656
Thoratec Corp.*^	49,900	987,022

		12,282,832

Health Care Providers & Services (7.4%)
American Healthways, Inc.*^	50,475	2,047,266
Centene Corp.*	89,575	1,804,936
Eclipsys Corp.*	63,500	1,016,000
Horizon Health Corp.*^	84,400	1,674,496
Per-Se Technologies, Inc.*	40,625	903,094

		7,445,792

Pharmaceuticals (1.6%)
Connetics Corp.*^	42,450	553,548
Medicis Pharmaceutical Corp., Class A^	35,525	1,047,987

		1,601,535

Total Health Care		23,272,693

Industrials (10.4%)
Commercial Services & Supplies (7.1%)
Corrections Corp. of America*	43,900	1,750,732
Duratek, Inc.*^	92,400	1,318,548
Resources Connection, Inc.*	53,925	1,539,559
Waste Connections, Inc.*	77,300	2,579,501

		7,188,340

Electrical Equipment (1.6%)
General Cable Corp.*^	103,950	1,689,188

Machinery (1.7%)
Actuant Corp., Class A^	34,725	1,691,107

Total Industrials		10,568,635

Information Technology (26.5%)
Communications Equipment (2.1%)
Avocent Corp.*	23,275	713,612
Tekelec*	102,775	1,410,073

		2,123,685

Computers & Peripherals (3.6%)
Applied Films Corp.*	82,750	1,607,005
McDATA Corp., Class A*	430,125	2,068,901

		3,675,906

Electronic Equipment & Instruments (5.5%)
Dolby Laboratories, Inc. Class A*^	68,375	1,100,837
Littelfuse, Inc.*	17,250	422,798
OYO Geospace Corp.*	54,000	1,204,200
Photon Dynamics, Inc.*	49,250	857,442
RadiSys Corp.*^	124,400	1,999,108

		5,584,385

Internet Software & Services (1.5%)
eCollege.com, Inc.*	49,700	790,727
Internet Capital Group, Inc.*	77,530	662,106

		1,452,833

IT Services (2.7%)
Global Payments, Inc.	64,400	2,759,540

Semiconductors & Semiconductor Equipment (2.8%)
Advanced Energy Industries, Inc.*	103,150	1,108,863
Integrated Device Technology, Inc.*	177,200	1,750,736

		2,859,599

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS (Concluded)

October 31, 2005

	Number of Shares	Value (Note 1)
Software (8.3%)
ANSYS, Inc.*	62,950	$2,345,517
Datastream Systems, Inc.*	258,035	2,219,101
FactSet Research Systems, Inc.	75,950	2,663,566
Netsmart Technologies, Inc.*	79,008	1,164,578

		8,392,762

Total Information Technology		26,848,710

Materials (3.5%)
Industrial Conglomerates (3.5%)
Aleris International, Inc.*	135,925	3,528,613

Total Materials		3,528,613

Telecommunication Services (1.5%)
Wireless Telecommunication Services (1.5%)
EMS Technologies, Inc.*	90,978	1,489,310

Total Telecommunication Services		1,489,310

Total Common Stocks (97.0%) (Cost $95,436,651)		98,203,141

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (10.6%)
Barclays Capital
4.09%, 11/1/05	$2,000,000	2,000,000
Lehman Brothers, Inc.
4.04%, 11/1/05	2,781,235	2,781,235
Morgan Stanley
4.08%, 11/1/05	$2,000,000	$2,000,000
UBS Securities LLC
4.07, 11/1/05	4,000,000	4,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		10,781,235

Time Deposit (2.5%)
JPMorgan Chase Nassau
3.40%, 11/1/05	2,561,300	2,561,300

Total Short-Term Investments (13.1%) (Amortized Cost $13,342,535)		13,342,535

Total Investments (110.1%) (Cost/Amortized Cost $ 108,779,186)		111,545,676
Other Assets Less Liabilities (-10.1%)		(10,260,004)

Net Assets (100%)		$101,285,672

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

Investment security transactions for the year ended October 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$153,505,859
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$169,313,702

As of October 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$11,570,438
Aggregate gross unrealized depreciation	(8,810,770)

Net unrealized appreciation	$2,759,668

Federal income tax cost of investments	$108,786,008

At October 31, 2005, the Fund had loaned securities with a total value $10,770,224. This was secured by collateral of $10,781,235 which was received as cash and subsequently invested in short-term investments as reported in the Portfolio of investments.

The Fund utilized $13,056,557 in capital loss carryforward during the fiscal year ended, October 31, 2005.

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE SMALL COMPANY VALUE FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (29.0%)
Auto Components (4.7%)
BorgWarner, Inc.	142,000	$8,234,580
Dana Corp.	110,000	826,100
Federal-Mogul Corp.*	30,000	13,500
Midas, Inc.*^	325,000	6,357,000
Modine Manufacturing Co.^	200,000	6,612,000
Proliance International, Inc.*	167,136	860,751
Raytech Corp.*	180,000	228,600
Standard Motor Products, Inc.^	140,000	1,170,400
Strattec Security Corp.*	21,000	995,820
Tenneco Automotive, Inc.*	127,000	2,098,040

		27,396,791

Automobiles (0.7%)
Coachmen Industries, Inc.^	26,000	309,660
Fleetwood Enterprises, Inc.*	280,000	3,094,000
Monaco Coach Corp.	35,000	429,450

		3,833,110

Hotels, Restaurants & Leisure (6.7%)
Aztar Corp.*^	250,000	7,517,500
Canterbury Park Holding Corp.	30,000	426,000
Churchill Downs, Inc.	60,000	1,926,600
Denny’s Corp.*^	25,000	100,000
Dover Downs Gaming & Entertainment, Inc.	102,600	1,288,656
Dover Motorsports, Inc.	205,000	1,271,000
Gaylord Entertainment Co.*	190,000	7,501,200
Kerzner International Ltd.*	54,000	3,150,900
La Quinta Corp.*	400,000	3,340,000
Magna Entertainment Corp., Class A*	320,000	2,137,600
Marcus Corp.	10,000	219,600
Pinnacle Entertainment, Inc.*	120,000	2,274,000
Six Flags, Inc.*	230,000	1,699,700
Steak n Shake Co.*	97,000	1,786,740
Triarc Cos., Inc. Class A^	90,000	1,477,800
Class B^	175,000	2,602,250

		38,719,546

Household Durables (2.2%)
Cavalier Homes, Inc.*	160,000	990,400
Cavco Industries, Inc.	83,000	3,275,180
Champion Enterprises, Inc.*	250,000	3,470,000
Department 56, Inc.*	64,000	697,600
Fedders Corp.	315,000	724,500
Jarden Corp.*^	3,375	114,041
National Presto Industries, Inc.^	24,500	1,073,835
Nobility Homes, Inc.	6,300	164,808
Palm Harbor Homes, Inc.*^	40,000	737,200
Skyline Corp.	35,000	1,391,250
Southern Energy Homes, Inc.*	15,000	88,800
Syratech Corp.*	400	20

		12,727,634

Internet & Catalog Retail (0.0%)
Valuevision Media, Inc., Class A*	6,300	61,866

Leisure Equipment & Products (0.1%)
Marine Products Corp.^	75,000	715,500

Media (13.3%)
Acme Communications, Inc.*	115,000	449,662
Beasley Broadcasting Group, Inc., Class A*	56,000	815,920
Belo Corp., Class A	140,000	3,024,000
Cablevision Systems New York Group, Class A*	380,000	9,424,000
Crown Media Holdings, Inc., Class A*^	74,000	$791,800
Discovery Holding Co., Class A*^	3,000	42,270
E.W. Scripps Co., Class A	113,000	5,175,400
Fisher Communications, Inc.*	73,500	3,587,535
Gemstar-TV Guide International, Inc.*	340,000	884,000
Granite Broadcasting Corp.*	140,000	36,400
Gray Television, Inc.	240,000	2,160,000
Gray Television, Inc., Class A	64,000	565,760
Interactive Data Corp.*	154,000	3,572,800
Interep National Radio Sales, Inc., Class A*	90,000	38,700
Journal Register Co.^	216,400	3,468,892
Lakes Entertainment, Inc.*	250,000	2,337,500
Lee Enterprises, Inc.	57,000	2,234,970
Liberty Corp.	108,000	5,015,520
Liberty Global, Inc. Class A*	15,013	371,872
Liberty Global, Inc., Class C*^	15,013	356,108
Liberty Media Corp., Class A*	20,000	159,400
Lin TV Corp., Class A*	200,000	2,566,000
Martha Stewart Living Omnimedia, Class A*^	6,000	103,320
McClatchy Co., Class A	54,000	3,384,720
Media General, Inc., Class A^	150,800	7,954,700
Meredith Corp.	1,000	49,900
Nelson (Thomas), Inc.	140,000	2,997,400
Nexstar Broadcasting Group, Inc., Class A*	44,000	203,720
Pegasus Communications Corp.*	36,000	190,800
Penton Media, Inc.*	302,500	130,075
Primedia, Inc.*^	725,000	1,522,500
Rogers Communications, Inc., Class B	205,000	8,103,650
Salem Communications Corp., Class A*	75,000	1,404,000
Sinclair Broadcast Group, Inc., Class A	280,000	2,321,200
Spanish Broadcasting System, Class A*	80,000	488,000
Value Line, Inc.	16,000	624,000
World Wrestling Entertainment, Inc.^	30,000	382,500
Young Broadcasting, Inc., Class A*	190,000	598,481

		77,537,475

Specialty Retail (0.7%)
Aaron Rents, Inc., Class A	3,000	54,000
Autonation, Inc.*	40,000	795,200
Big 5 Sporting Goods Corp.	12,000	266,160
Bowlin Travel Centers, Inc.*	63,000	94,500
Cabela’s, Inc., Class A*^	1,000	16,400
CSK Auto Corp.*	130,000	1,966,900
Earl Scheib, Inc.*	120,000	438,000
Gander Mountain Co.*^	6,000	30,000
Pep Boys Manny, Moe & Jack	33,000	455,400

		4,116,560

Textiles, Apparel & Luxury Goods (0.6%)
Hartmarx Corp.*	125,000	872,500
Levcor International, Inc.*	30,000	34,500
Movado Group, Inc.	60,000	1,051,800
Wolverine World Wide, Inc.	70,000	1,466,500

		3,425,300

Total Consumer Discretionary		168,533,782

Consumer Staples (7.5%)
Beverages (0.3%)
Boston Beer Co., Inc., Class A*^	49,800	1,274,880
Brown-Forman Corp., Class B	7,600	481,384

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE SMALL COMPANY VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2005

	Number of Shares	Value (Note 1)
Vermont Pure Holdings Ltd.*	10,000	$20,200

		1,776,464

Food & Staples Retailing (1.4%)
Ingles Markets, Inc., Class A^	200,000	3,224,000
Topps Co., Inc.	255,000	1,856,400
Weis Markets, Inc.	75,000	2,861,250

		7,941,650

Food Products (3.8%)
Corn Products International, Inc.	190,000	4,523,900
Del Monte Foods Co.*	75,000	793,500
Farmer Brothers Co.	25,000	498,750
Flowers Foods, Inc.	290,000	8,497,000
Griffin Land & Nurseries, Inc.*	65,300	1,616,175
Hain Celestial Group, Inc.*	30,000	579,600
JM Smucker Co.	70,000	3,199,700
John B. Sanfilippo & Son, Inc.*^	2,000	36,560
Ralcorp Holdings, Inc.*	54,000	2,100,600

		21,845,785

Household Products (1.3%)
Church & Dwight Co., Inc.	98,250	3,443,663
Energizer Holdings, Inc.*	16,000	807,840
Katy Industries, Inc.*	177,900	391,380
Oil-Dri Corp. of America	160,000	2,838,400

		7,481,283

Personal Products (0.7%)
Elizabeth Arden, Inc.*^	30,000	650,100
Revlon, Inc., Class A*	290,680	854,599
Weider Nutrition International, Inc.*	545,000	2,665,050

		4,169,749

Total Consumer Staples		43,214,931

Energy (0.4%)
Energy Equipment & Services (0.4%)
Lufkin Industries, Inc.	3,000	139,500
RPC, Inc.^	42,450	1,165,677
W-H Energy Services, Inc.*	35,000	1,060,500

Total Energy		2,365,677

Financials (4.9%)
Capital Markets (0.5%)
Noel Group Liquidating Trust Units* †	15,000	—
SWS Group, Inc.	151,000	2,674,210

		2,674,210

Commercial Banks (0.3%)
First Republic Bank	36,000	1,364,760
Sterling Bancorp/New York	36,600	712,968

		2,077,728

Diversified Financial Services (2.0%)
BKF Capital Group, Inc.	72,200	1,240,396
Epoch Holding Corp.*	506,000	3,030,940
GATX Corp.^	193,000	7,212,410
National Patent Development Corp.*	35,000	91,000

		11,574,746

Insurance (1.5%)
Argonaut Group, Inc.*	122,000	3,557,520
CNA Surety Corp.*	290,000	4,071,600
Midland Co.^	27,500	1,038,675
Phoenix Cos., Inc.	20,000	259,000

		8,926,795

Real Estate (0.2%)
Gyrodyne Co. of America, Inc.*	21,500	948,365

Thrifts & Mortgage Finance (0.4%)
Crazy Woman Creek Bancorp, Inc.‡	51,000	721,650
Flushing Financial Corp.^	102,000	$1,648,320

		2,369,970

Total Financials		28,571,814

Health Care (7.3%)
Biotechnology (0.5%)
Digene Corp.*	3,000	90,600
Eyetech Pharmaceuticals, Inc.*^	31,100	548,604
Invitrogen Corp.*^	37,000	2,352,830

		2,992,034

Commercial Services & Supplies (1.4%)
Chemed Corp.	170,000	8,173,600

Health Care Equipment & Supplies (4.9%)
Align Technology, Inc.*^	64,400	475,272
ArthroCare Corp.*	4,500	165,285
Biolase Technology, Inc.	20,000	133,600
Biosite, Inc.*^	15,500	856,065
CNS, Inc.^	20,300	529,221
Conmed Corp.*	30,000	719,400
Dentsply International, Inc.	8,000	441,120
DJ Orthopedics, Inc.*	10,000	290,800
Edwards Lifesciences Corp.*	25,000	1,034,500
Encore Medical Corp.*	12,000	60,120
Exactech, Inc.*	42,300	547,362
ICU Medical, Inc.*	38,000	1,326,580
Inamed Corp.*	56,000	3,981,600
Inverness Medical Innovations, Inc.*	65,000	1,545,700
Kensey Nash Corp.*	10,000	229,300
Lifecore Biomedical, Inc.*	20,000	285,600
Orthofix International N.V.*	10,000	376,800
Patterson Cos., Inc.*^	20,000	827,600
Regeneration Technologies, Inc.*	35,000	253,050
Schick Technologies, Inc.*	30,000	879,000
Sybron Dental Specialties, Inc.*^	280,000	12,012,000
Thermo Electron Corp.*	5,000	150,950
Thoratec Corp.*^	50,000	989,000
Young Innovations, Inc.	6,000	193,680

		28,303,605

Health Care Providers & Services (0.5%)
Beverly Enterprises, Inc.*	30,000	352,200
Henry Schein, Inc.*	20,000	792,800
NWH, Inc.	2,000	28,554
OCA, Inc.*^	1,000	1,040
Odyssey HealthCare, Inc.*^	8,000	138,240
Owens & Minor, Inc.	50,000	1,472,500

		2,785,334

Pharmaceuticals (0.0%)
Collagenex Pharmaceuticals, Inc.*	15,000	132,000

Total Health Care		42,386,573

Industrials (27.9%)
Aerospace & Defense (7.1%)
AAR Corp.*	56,000	892,080
Aviall, Inc.*	138,000	4,353,900
Curtiss-Wright Corp.	76,000	4,358,600
Fairchild Corp., Class A*	400,000	912,000
GenCorp, Inc.*	460,000	8,436,400
Heico Corp.^	2,000	44,340
Herley Industries, Inc.*^	5,000	84,550
Kaman Corp.	248,400	5,820,012
Moog, Inc., Class A*	70,000	2,075,500
Precision Castparts Corp.	195,000	9,235,200
Sequa Corp., Class A*^	33,000	2,036,100
Class B*	45,000	2,792,250

		41,040,932

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE SMALL COMPANY VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2005

	Number of Shares	Value (Note 1)
Air Freight & Logistics (0.7%)
Park-Ohio Holdings Corp.*	235,000	$3,891,600

Building Products (0.0%)
Water Pik Technologies Inc.*	4,000	79,000

Commercial Services & Supplies (2.5%)
ACCO Brands Corp.*	4,000	97,240
Allied Waste Industries, Inc.*	170,000	1,383,800
Central Parking Corp.	10,000	149,800
GP Strategies Corp.*	35,000	292,250
Nashua Corp.*	205,500	1,553,601
Republic Services, Inc.	102,000	3,605,700
Rollins, Inc.	398,000	7,569,960

		14,652,351

Construction & Engineering (0.1%)
Xanser Corp.*	230,000	660,100

Electrical Equipment (6.6%)
A.O. Smith Corp., Class A	11,000	352,000
Acuity Brands, Inc.	100,000	2,781,000
Ametek, Inc.	175,000	7,127,750
Baldor Electric Co.	115,000	2,794,500
C&D Technologies, Inc.	10,000	91,300
Cooper Industries Ltd., Class A	30,000	2,126,700
Franklin Electric Co., Inc.^	42,000	1,823,220
IntriCon Corp.*	162,000	725,760
Lamson & Sessions Co.*	167,500	3,283,000
MagneTek, Inc.*^	135,000	427,950
Roper Industries, Inc.	24,000	904,800
Tech/Ops Sevcon, Inc.	80,000	464,000
Thomas & Betts Corp.*	400,000	15,568,000

		38,469,980

Industrial Conglomerates (1.3%)
Alleghany Corp.*^	13,300	4,003,300
Standex International Corp.	60,000	1,621,200
Teleflex, Inc.	8,000	529,520
Tredegar Corp.	120,000	1,510,800

		7,664,820

Machinery (9.4%)
Ampco-Pittsburgh Corp.	61,000	872,910
Baldwin Technology Co.*	270,000	1,044,900
Barnes Group, Inc.^	5,000	175,000
CIRCOR International, Inc.	188,300	5,304,411
Clarcor, Inc.^	285,000	7,837,500
CNH Global N.V.	30,000	559,800
Crane Co.	150,000	4,644,000
Donaldson Co., Inc.^	74,000	2,312,500
Flowserve Corp.*	220,000	7,700,000
Gardner Denver, Inc.*	50,000	2,430,000
Gorman-Rupp Co.^	53,750	1,252,375
Graco, Inc.	104,000	3,564,080
Idex Corp.	59,000	2,361,180
Lindsay Manufacturing Co.	35,000	719,250
Met-Pro Corp.	1,000	15,650
Navistar International Corp.*	59,000	1,623,680
Oshkosh Truck Corp.	20,000	871,200
Pentair, Inc.	25,000	812,250
Robbins & Myers, Inc.	150,000	3,238,500
Tennant Co.	44,000	1,916,200
Watts Water Technologies, Inc., Class A^	183,500	5,093,960

		54,349,346

Trading Companies & Distributors (0.2%)
Huttig Building Products, Inc.*	90,000	765,000
Industrial Distribution Group, Inc.*	74,000	498,760

		1,263,760

Total Industrials		162,071,889

Information Technology (3.3%)
Communications Equipment (0.7%)
Andrew Corp.*^	75,000	$796,500
Belden CDT, Inc.^	82,000	1,634,260
Communications Systems, Inc.	100,800	1,098,720
FalconStor Software, Inc.*	30,000	198,000
Plantronics, Inc.	5,500	164,175
Stratos International, Inc.*	20,000	102,000
Sycamore Networks, Inc.*^	30,000	116,700

		4,110,355

Computers & Peripherals (0.3%)
Unova, Inc.*	50,000	1,550,000

Electronic Equipment & Instruments (1.7%)
CTS Corp.	265,000	3,121,700
Fargo Electronics, Inc.*	28,000	527,520
Flir Systems, Inc.*	4,000	83,840
Gerber Scientific, Inc.*	160,000	1,265,600
Landauer, Inc.	27,000	1,350,000
Park Electrochemical Corp.	111,000	2,786,100
Paxar Corp.*	31,000	532,270

		9,667,030

Internet Software & Services (0.0%)
Jupitermedia Corp.*^	1,500	25,500

IT Services (0.5%)
EdgewaterTechnology, Inc.*	426,000	2,138,520
Startek, Inc.	10,000	127,200
Tyler Technologies, Inc.*	120,000	976,800

		3,242,520

Semiconductors & Semiconductor Equipment (0.1%)
Monolithic System Technology, Inc.*	90,000	477,900

Software (0.0%)
Amicas, Inc.*	26,000	114,140
GSE Systems, Inc.*	9,907	13,176
OpenTV Corp., Class A*^	70,000	166,600

		293,916

Total Information Technology		19,367,221

Materials (7.5%)
Chemicals (4.1%)
Arch Chemicals, Inc.^	2,000	52,540
Chemtura Corp.	295,900	3,166,130
Core Molding Technologies, Inc.*	275,000	1,223,750
Cytec Industries, Inc.	12,000	495,600
Ferro Corp.	150,000	2,676,000
H.B. Fuller Co.	55,000	1,648,350
Hercules, Inc.*	351,500	3,915,710
MacDermid, Inc.	130,000	3,640,000
Material Sciences Corp.*	6,000	91,200
NewMarket Corp.*^	50,000	935,000
Olin Corp.	50,000	894,000
Omnova Solutions, Inc.*	251,000	1,129,500
Scotts Miracle Gro-Co., Class A	5,000	438,950
Sensient Technologies Corp.	200,000	3,538,000

		23,844,730

Containers & Packaging (2.8%)
Crown Holdings, Inc.*	15,000	243,300
Greif, Inc., Class A	137,000	8,357,000
Myers Industries, Inc.	400,000	4,568,000
Packaging Dynamics Corp.	200,000	2,036,000
Pactiv Corp.*	55,000	1,083,500

		16,287,800

Metals & Mining (0.4%)
Barrick Gold Corp.	47,000	1,186,750
GrafTech International Ltd.*^	190,000	931,000

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE SMALL COMPANY VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2005

	Number of Shares	Value (Note 1)
Kinross Gold Corp.*	16,000	$111,680

		2,229,430

Paper & Forest Products (0.2%)
Schweitzer-Mauduit International, Inc.	40,000	968,800

Total Materials		43,330,760

Telecommunication Services (4.2%)
Diversified Telecommunication Services (1.8%)
ALLTEL Corp.^	58,000	3,587,880
Atlantic Tele-Network, Inc.	12,000	396,600
ATX Communications, Inc.* †	70,001	798
Cincinnati Bell, Inc.*^	805,000	3,187,800
Commonwealth Telephone Enterprises, Inc.^	60,000	2,153,400
D&E Communications, Inc.	147,049	1,186,685
McLeodUSA, Inc., Class A*	5,001	110

		10,513,273

Electrical Equipment (0.1%)
Alamosa Holdings, Inc.*	30,000	444,000

Wireless Telecommunication Services (2.3%)
AO VimpelCom (ADR)*	140,000	5,600,000
Centennial Communications Corp.*	95,000	1,406,950
Dobson Communications Corp.*	59,000	430,110
Nextel Partners, Inc., Class A*	75,000	1,886,250
Price Communications Corp.*	135,000	2,054,700
Rural Cellular Corp., Class A*	71,000	1,136,000
U.S. Cellular Corp.*^	15,000	765,000

		13,279,010

Total Telecommunication Services		24,236,283

Utilities (7.4%)
Electric Utilities (4.4%)
Allegheny Energy, Inc.*	60,000	1,695,600
CH Energy Group, Inc.	63,500	2,955,925
Duquesne Light Holdings, Inc.	405,000	6,759,450
El Paso Electric Co.*	374,400	8,105,760
Maine & Maritimes Corp.	9,800	183,358
Otter Tail Corp.	25,000	746,250
Westar Energy, Inc.	240,000	5,304,000

		25,750,343

Gas Utilities (1.5%)
AGL Resources, Inc.^	19,000	668,610
Atmos Energy Corp.	19,000	499,700
Nicor, Inc.^	65,000	2,548,000
SEMCO Energy, Inc.*	50,000	300,000
Southern Union Co.*	89,192	2,097,796
Southwest Gas Corp.^	90,000	2,453,400

		8,567,506

Multi-Utilities & Unregulated Power (0.7%)
Aquila, Inc.*^	280,000	991,200
CMS Energy Corp.*^	90,000	1,341,900
Florida Public Utilities Co.	37,998	552,111
Mirant Corp.*	50,000	59,000
Oneok, Inc.^	45,000	1,293,300

		4,237,511

Water Utilities (0.8%)
SJW Corp.	90,000	$4,402,800

Total Utilities		42,958,160

Total Common Stocks (99.4%) (Cost $396,958,390)		577,037,090

PREFERRED STOCKS:
Consumer Discretionary (0.3%)
Media (0.3%)
Granite Broadcasting Corp.,*
12.75%, 4/1/09
(Cost $6,054,500)	9,000	1,800,000

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (1.7%)
Barclays Capital
4.09%, 11/1/05	$4,000,000	4,000,000
Lehman Brothers, Inc.
4.04%, 11/1/05	1,633,944	1,633,944
Morgan Stanley
4.08%, 11/1/05	2,000,000	2,000,000
UBS Securities LLC
4.07%, 11/1/05	2,000,000	2,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		9,633,944

Time Deposit (0.5%)
JPMorgan Chase Nassau
3.40%, 11/01/05	2,727,951	2,727,951

Total Short-Term Investments (2.2%) (Amortized Cost $12,361,895)		12,361,895

Total Investments (101.9%) (Cost/Amortized Cost $415,374,785)		591,198,985
Other Assets Less Liabilities (-1.9%)		(10,836,123)

Net Assets (100%)		$580,362,862

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

†	Securities (totaling $798 or less than 0.05% of net assets) valued at fair value.

‡	Affiliated company as defined under the Investment Company Act of 1940.

Glossary:

ADR — American Depositary Receipt

Investments in companies which were affiliates for the year ended October 31, 2005, were as follows:

Securities	Market Value October 31, 2004	Purchases at Cost	Sales at Cost	Market Value October 31, 2005	Dividend Income	Realized Gain (Loss)
Crazy Woman Creek Bancorp, Inc.	$892,500	—	—	$721,650	$24,480	$—

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE SMALL COMPANY VALUE FUND

PORTFOLIO OF INVESTMENTS (Concluded)

October 31, 2005

Investment security transactions for the year ended October 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$27,048,606
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$86,401,598

As of October 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$210,434,205
Aggregate gross unrealized depreciation	(37,587,803)

Net unrealized appreciation	$172,846,402

Federal income tax cost of investments	$418,352,583

At October 31, 2005, the Fund had loaned securities with a total value of $9,589,476. This was secured by collateral of $9,633,944 which was received as cash and subsequently invested in short-term investments as reported in the Portfolio of investments.

For the year ended October 31, 2005, the Fund incurred approximately $95,348 as brokerage commissions with Gabelli & Co., an affiliated broker/dealer.

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE TAX-EXEMPT INCOME FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Alabama (4.0%)
Mobile Water & Sewer Commissioners
5.250%, 1/1/18	$1,000,000	$1,059,760

Arizona (4.1%)
Salt River Projects Agricultural Improvement & Power District
6.000%, 1/1/09	1,000,000	1,078,500

California (4.8%)
Hacienda La Puente Unified School District,
Series B
5.250%, 8/1/23	1,200,000	1,280,040

Colorado (6.4%)
Colorado Department of Transportation
6.000%, 6/15/15	1,000,000	1,112,650
Colorado Health Facilities Authority
5.500%, 9/1/16	550,000	591,591

		1,704,241

Florida (12.1%)
Coral Gables Health Facilities Authority
5.250%, 8/15/24	1,000,000	1,067,310
Miami-Dade County Expressway Authority,
Series B
5.250%, 7/1/26	1,000,000	1,067,290
Tampa Water & Sewer,
Series A
5.250%, 10/1/19	1,000,000	1,073,650

		3,208,250

Illinois (11.1%)
Chicago Skyway Toll Bridge
5.500%, 1/1/31	1,000,000	1,100,510
Cook County, Illinois,
Series A
5.125%, 11/15/26	1,000,000	1,032,270
Metropolitan Pier & Exposition Authority
5.250%, 12/15/28	800,000	829,552

		2,962,332

Michigan (5.7%)
Michigan Municipal Bond Authority
5.750%, 10/1/16	1,000,000	1,096,810
University of Michigan
2.540%, 12/1/35 (l)	420,000	420,000

		1,516,810

Missouri (4.2%)
Missouri State Health & Educational
Facilities Authority
5.500%, 10/1/15	1,000,000	1,114,770

Nevada (8.7%)
Clark County School District
5.500%, 6/15/13	1,300,000	1,437,670
Series A
7.000%, 6/1/11	750,000	870,398

		2,308,068

New York (4.1%)
New York State Dormitory Authority
5.250%, 7/1/30	1,000,000	1,079,530

Ohio (3.9%)
Hamilton County, Ohio Sales Tax
5.000%, 12/1/27	1,000,000	1,028,380

Pennsylvania (2.0%)
City of Erie,
Series E
5.125%, 11/15/17	$500,000	$526,320

Puerto Rico (2.0%)
Puerto Rico Electric Power Authority
5.000%, 7/1/17	500,000	540,870

South Carolina (4.9%)
South Carolina State Public Service Authority	,
Series A
5.750%, 1/1/15	1,200,000	1,304,304

Tennessee (0.8%)
Dickson County
5.000%, 3/1/17	200,000	213,202

Texas (10.0%)
Harris County Health Facilities
Development Corp.,
Series A
5.750%, 7/1/14	1,000,000	1,077,920
Houston Utilities System Revenue
5.250%, 5/15/25	1,500,000	1,587,675

		2,665,595

Virginia (3.9%)
Fairfax County Economic
Development Authority
5.000%, 4/1/22	1,000,000	1,046,060

Washington (6.1%)
Washington State
6.400%, 6/1/17	500,000	587,710
Series B
5.000%, 1/1/27	1,000,000	1,032,560

		1,620,270

Total Investments (98.8%) (Cost $24,832,411)		26,257,302
Other Assets Less Liabilities (1.2%)		318,830

Net Assets (100%)		$26,576,132

(l)	Floating rate security. Rate disclosed is as of October 31, 2005.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE TAX-EXEMPT INCOME FUND

PORTFOLIO OF INVESTMENTS (Concluded)

October 31, 2005

Investment security transactions for the year ended October 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$3,531,320
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$8,170,274

As of October 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,438,879
Aggregate gross unrealized depreciation	(13,988)

Net unrealized appreciation	$1,424,891

Federal income tax cost of investments	$24,832,411

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2005
ASSETS
Investments at value (Cost $295,855,219)	$376,961,475
Receivable for securities sold	1,989,438
Receivable for Fund shares sold	1,596,267
Dividends, interest and other receivables	230,982
Other assets	80,950

Total assets	380,859,112

LIABILITIES
Payable for Fund shares redeemed	624,818
Investment management fees payable	267,580
Distribution fees payable	42,326
Administrative fees payable	18,476
Trustees’ fees payable	2,617
Accrued expenses	251,386

Total liabilities	1,207,203

NET ASSETS	$379,651,909

Net assets were comprised of:
Paid in capital	$355,880,974
Accumulated net investment loss	(2,250)
Accumulated net realized loss	(57,333,202)
Unrealized appreciation on investments	81,106,387

Net assets	$379,651,909

Class A
Net asset value and redemption price per share, $195,039,087 / 5,760,220 shares outstanding (unlimited amount authorized: $0.001 par value)	$33.86
Maximum sales charge (4.75% of offering price)	1.69

Maximum offering price to public	$35.55

Class B
Net asset value and offering price per share, $75,060,194 / 2,399,274 shares outstanding (unlimited amount authorized: $0.001 par value)	$31.28

Class C
Net asset value and offering price per share, $60,394,772 / 1,876,135 shares outstanding (unlimited amount authorized: $0.001 par value)	$32.19

Class Y
Net asset value, offering and redemption price per share, $ 49,157,856 / 1,394,767 shares outstanding (unlimited amount authorized: $0.001 par value)	$35.24

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2005
INVESTMENT INCOME
Dividends (net of $42,501 foreign withholding tax)	$3,123,463
Interest	354,465

Total income	3,477,928

EXPENSES
Investment management fees	2,457,634
Transfer agent fees	707,947
Sub-Transfer agent fees	141,910
Administrative fees	133,582
Printing and mailing expenses	99,520
Professional fees	84,576
Trustees’ fees	22,560
Custodian fees	17,971
Distribution fees - Class A	817,799
Distribution fees - Class B	739,649
Distribution fees - Class C	508,582
Miscellaneous	294,370

Gross expenses	6,026,100
Less: Fees paid indirectly	(94,237)

Net expenses	5,931,863

NET INVESTMENT LOSS	(2,453,935)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	12,927,666
Foreign currency transactions	(571)

Net realized gain	12,927,095

Change in unrealized appreciation (depreciation) on:
Securities	26,183,286
Foreign currency translations	(1,353)

Net change in unrealized appreciation	26,181,933

NET REALIZED AND UNREALIZED GAIN	39,109,028

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,655,093

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2005	Ten Months Ended October 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(2,453,935)	$(1,653,304)	$(2,047,944)
Net realized gain on investments and foreign currency transactions	12,927,095	6,127,974	1,047,255
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	26,181,933	(2,612,470)	55,787,845

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	36,655,093	1,862,200	54,787,156

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [1,773,254, 1,275,975 and 1,348,834 shares, respectively]	58,255,684	37,749,874	36,011,244
Capital shares exchanged due to merger [0, 0 and 173,370 shares, respectively]	—	—	3,788,135
Capital shares redeemed [(1,331,208), (943,272) and (847,419) shares, respectively]	(43,607,455)	(27,808,197)	(21,342,658)

Total Class A transactions	14,648,229	9,941,677	18,456,721

Class B
Capital shares sold [537,758, 397,305 and 720,134 shares, respectively]	16,247,213	10,976,046	17,710,631
Capital shares exchanged due to merger [0, 0 and 249,098 shares, respectively]	—	—	5,104,416
Capital shares redeemed [(534,547), (555,136) and (514,004) shares, respectively]	(16,229,378)	(15,255,739)	(12,227,573)

Total Class B transactions	17,835	(4,279,693)	10,587,474

Class C
Capital shares sold [890,981, 508,156 and 426,395 shares, respectively]	27,756,561	14,404,868	10,956,673
Capital shares exchanged due to merger [0, 0 and 52,557 shares, respectively]	—	—	1,108,417
Capital shares redeemed [(308,906), (229,291) and (161,221) shares, respectively]	(9,673,694)	(6,492,363)	(4,019,795)

Total Class C transactions	18,082,867	7,912,505	8,045,295

Class Y
Capital shares sold [1,480,069, 138,484 and 95,212 shares, respectively]	51,267,903	4,232,503	2,603,455
Capital shares exchanged due to merger [0, 0 and 8,058 shares, respectively]	—	—	181,055
Capital shares redeemed [(315,057), (40,456) and (13,553) shares, respectively]	(11,017,650)	(1,235,016)	(343,030)

Total Class Y transactions	40,250,253	2,997,487	2,441,480

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	72,999,184	16,571,976	39,530,970

TOTAL INCREASE IN NET ASSETS	109,654,277	18,434,176	94,318,126
NET ASSETS:
Beginning of period	269,997,632	251,563,456	157,245,330

End of period (a)	$379,651,909	$269,997,632	$251,563,456

(a) Includes accumulated net investment loss of	$(2,250)	$—	$—

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE DEEP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS
Investments at value (Cost $52,738,367)	$54,656,456
Receivable for Fund shares sold	239,861
Receivable for securities sold	237,841
Dividends, interest and other receivables	70,682
Other assets	33,947

Total assets	55,238,787

LIABILITIES
Payable for securities purchased	203,591
Payable for Fund shares redeemed	109,307
Investment management fees payable	12,261
Distribution fees payable	6,767
Trustees’ fees payable	3,171
Administrative fees payable	2,706
Accrued expenses	44,630

Total liabilities	382,433

NET ASSETS	$54,856,354

Net assets were comprised of:
Paid in capital	$47,534,456
Accumulated undistributed net investment income	331,692
Accumulated undistributed net realized gain	5,072,117
Unrealized appreciation on investments	1,918,089

Net assets	$54,856,354

Class A
Net asset value and redemption price per share, $26,583,102 / 2,392,143 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.11
Maximum sales charge (4.75% of offering price)	0.55

Maximum offering price to public	$11.66

Class B
Net asset value and offering price per share, $16,681,136 / 1,514,995 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.01

Class C
Net asset value and offering price per share, $7,034,427 / 638,810 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.01

Class Y
Net asset value, offering and redemption price per share, $ 4,557,689 / 407,205 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.19

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2005

INVESTMENT INCOME
Dividends (net of $137 foreign withholding tax)	$1,085,787
Interest	43,260

Total income	1,129,047

EXPENSES
Investment management fees	349,865
Transfer agent fees	104,040
Registration fees	64,009
Professional fees	35,975
Sub-Transfer agent fees	30,052
Administrative fees	21,907
Custodian fees	16,275
Printing and mailing expenses	15,393
Trustees’ fees	13,826
Distribution fees - Class A	101,434
Distribution fees - Class B	159,362
Distribution fees - Class C	68,064
Miscellaneous	36,694

Gross expenses	1,016,896
Less: Waiver of investment management fees	(191,810)
Fees paid indirectly	(81,510)

Net expenses	743,576

NET INVESTMENT INCOME	385,471

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	5,715,110
Net change in unrealized depreciation on securities	(1,178,548)

NET REALIZED AND UNREALIZED GAIN	4,536,562

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,922,033

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE DEEP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2005	Ten Months Ended October 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$385,471	$99,998	$121,975
Net realized gain (loss) on investments	5,715,110	1,211,087	(316,062)
Net change in unrealized appreciation (depreciation) on investments	(1,178,548)	(609,197)	5,765,707

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	4,922,033	701,888	5,571,620

DIVIDENDS:
Dividends from net investment income
Class A	(120,701)	—	(92,955)
Class B	(18,641)	—	(36,303)
Class C	(8,326)	—	(17,274)
Class Y	(3,055)	—	(2,955)

TOTAL DIVIDENDS	(150,723)	—	(149,487)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [1,086,183, 645,669 and 789,574 shares, respectively]	11,833,647	6,306,984	6,791,680
Capital shares issued in reinvestment of dividends [10,840, 0 and 8,671 shares, respectively]	113,820	—	82,356
Capital shares redeemed [(452,796), (284,434) and (206,884) shares, respectively]	(4,924,346)	(2,776,082)	(1,714,427)

Total Class A transactions	7,023,121	3,530,902	5,159,609

Class B
Capital shares sold [396,740, 507,861 and 512,899 shares, respectively]	4,308,529	4,922,404	4,323,444
Capital shares issued in reinvestment of dividends [1,773, 0 and 3,400 shares, respectively]	16,870	—	32,159
Capital shares redeemed [(371,843), (252,452) and (144,329) shares, respectively]	(4,003,330)	(2,436,076)	(1,171,630)

Total Class B transactions	322,069	2,486,328	3,183,973

Class C
Capital shares sold [184,810, 295,097 and 298,472 shares, respectively]	1,999,315	2,854,581	2,535,871
Capital shares issued in reinvestment of dividends [690, 0 and 1,431 shares, respectively]	7,215	—	13,543
Capital shares redeemed [(238,731), (122,405) and (94,080) shares, respectively]	(2,532,626)	(1,177,251)	(776,271)

Total Class C transactions	(526,096)	1,677,330	1,773,143

Class Y
Capital shares sold [405,854, 16,979 and 6,062 shares, respectively]	4,502,157	166,878	50,691
Capital shares issued in reinvestment of dividends [287, 0 and 201 shares, respectively]	3,021	—	1,915
Capital shares redeemed [(34,239), (11,813) and (9,174) shares, respectively]	(377,371)	(116,693)	(76,957)

Total Class Y transactions	4,127,807	50,185	(24,351)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	10,946,901	7,744,745	10,092,374

TOTAL INCREASE IN NET ASSETS	15,718,211	8,446,633	15,514,507
NET ASSETS:
Beginning of period	39,138,143	30,691,510	15,177,003

End of period (a)	$54,856,354	$39,138,143	$30,691,510

(a) Includes accumulated undistributed net investment income of	$331,692	$96,944	$—

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS
Investments at value (Cost $ 113,144,209)	$164,715,884
Receivable for Fund shares sold	277,229
Dividends, interest and other receivables	5,811
Other assets	31,794

Total assets	165,030,718

LIABILITIES
Payable for Fund shares redeemed	447,038
Investment management fees payable	53,270
Distribution fees payable	22,010
Administrative fees payable	8,038
Trustees’ fees payable	1,034
Accrued expenses	157,456

Total liabilities	688,846

NET ASSETS	$164,341,872

Net assets were comprised of:
Paid in capital	$187,233,745
Accumulated net investment loss	(994)
Accumulated net realized loss	(74,462,554)
Unrealized appreciation on investments	51,571,675

Net assets	$164,341,872

Class A
Net asset value and redemption price per share, $71,516,052 / 11,023,534 shares outstanding (unlimited amount authorized: $0.001 par value)	$6.49
Maximum sales charge (4.75% of offering price)	0.32

Maximum offering price to public	$6.81

Class B
Net asset value and offering price per share, $46,583,313 / 7,496,720 shares outstanding (unlimited amount authorized: $0.001 par value)	$6.21

Class C
Net asset value and offering price per share, $36,834,465 / 5,921,954 shares outstanding (unlimited amount authorized: $0.001 par value)	$6.22

Class Y
Net asset value, offering and redemption price per share, $9,408,042 / 1,407,166 shares outstanding (unlimited amount authorized: $0.001 par value)	$6.69

STATEMENT OF OPERATIONS For the Year Ended October 31, 2005

INVESTMENT INCOME
Dividends	$488,081
Interest	29,659

Total income	517,740

EXPENSES
Investment management fees	1,304,519
Transfer agent fees	471,692
Sub-Transfer agent fees	80,040
Administrative fees	69,780
Professional fees	56,421
Printing and mailing expenses	48,770
Custodian fees	12,164
Trustees’ fees	11,319
Distribution fees - Class A	334,639
Distribution fees - Class B	514,516
Distribution fees - Class C	413,709
Miscellaneous	193,980

Gross expenses	3,511,549
Less: Waiver of investment management fees	(240,388)
Fees paid indirectly	(10,155)

Net expenses	3,261,006

NET INVESTMENT LOSS	(2,743,266)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities	(5,802,955)
Net change in unrealized appreciationon securities	21,634,053

NET REALIZED AND UNREALIZED GAIN	15,831,098

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,087,832

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2005	Ten Months Ended October 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(2,743,266)	$(2,258,250)	$(1,917,397)
Net realized loss on investments	(5,802,955)	(12,827,852)	(23,025,102)
Net change in unrealized appreciation on investments	21,634,053	19,172,671	72,713,223

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	13,087,832	4,086,569	47,770,724

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [3,775,014, 4,246,852 and 6,950,806 shares, respectively]	23,679,520	25,035,477	34,939,704
Capital shares redeemed [(5,297,649), (4,506,659) and (2,987,394) shares, respectively]	(32,963,711)	(26,342,058)	(14,319,813)

Total Class A transactions	(9,284,191)	(1,306,581)	20,619,891

Class B
Capital shares sold [1,005,126, 1,493,584 and 3,107,250 shares, respectively]	6,028,086	8,450,795	15,126,348
Capital shares redeemed [(2,901,543), (1,866,703) and (1,869,889) shares, respectively]	(17,297,725)	(10,588,164)	(8,408,880)

Total Class B transactions	(11,269,639)	(2,137,369)	6,717,468

Class C
Capital shares sold [1,091,016, 1,729,320 and 2,619,730 shares, respectively]	6,565,343	9,794,818	12,616,552
Capital shares redeemed [(2,494,444), (1,325,872) and (1,429,866) shares, respectively]	(14,869,031)	(7,462,325)	(6,560,361)

Total Class C transactions	(8,303,688)	2,332,493	6,056,191

Class Y
Capital shares sold [1,236,225, 505,879 and 250,099 shares, respectively]	8,013,695	3,037,849	1,314,206
Capital shares redeemed [(612,446), (87,079) and (119,289) shares, respectively]	(3,952,172)	(524,762)	(576,530)

Total Class Y transactions	4,061,523	2,513,087	737,676

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(24,795,995)	1,401,630	34,131,226

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,708,163)	5,488,199	81,901,950
NET ASSETS:
Beginning of period	176,050,035	170,561,836	88,659,886

End of period (a)	$164,341,872	$176,050,035	$170,561,836

(a) Includes accumulated net investment loss of	$(994)	$—	$—

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS
Investments at value (Cost $164,838,747)	$182,107,763
Receivable for securities sold	2,112,627
Receivable for Fund shares sold	655,260
Dividends, interest and other receivables	230,603
Other assets	67,977

Total assets	185,174,230

LIABILITIES
Payable for Fund shares redeemed	758,478
Payable for securities purchased	181,646
Investment management fees payable	40,304
Distribution fees payable	21,876
Trustees’ fees payable	11,242
Administrative fees payable	9,210
Accrued expenses	128,805

Total liabilities	1,151,561

NET ASSETS	$184,022,669

Net assets were comprised of:
Paid in capital	$152,490,548
Accumulated undistributed net investment income	1,506,241
Accumulated undistributed net realized gain	12,756,864
Unrealized appreciation on investments	17,269,016

Net assets	$184,022,669

Class A
Net asset value and redemption price per share, $110,097,054 / 4,073,092 shares outstanding (unlimited amount authorized: $0.0001 par value)	$27.03
Maximum sales charge (4.75% of offering price)	1.35

Maximum offering price to public	$28.38

Class B
Net asset value and offering price per share, $49,907,271 / 1,887,481 shares outstanding (unlimited amount authorized: $0.0001 par value)	$26.44

Class C
Net asset value and offering price per share, $15,741,232 / 591,107 shares outstanding (unlimited amount authorized: $0.0001 par value)	$26.63

Class Y
Net asset value, offering and redemption price per share, $8,277,112 / 305,103 shares outstanding (unlimited amount authorized: $0.0001 par value)	$27.13

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2005

INVESTMENT INCOME
Dividends	$4,752,155
Interest	226,635

Total income	4,978,790

EXPENSES
Investment management fees	1,321,967
Transfer agent fees	424,366
Administrative fees	81,517
Professional fees	61,449
Sub-Transfer agent fees	59,173
Printing and mailing expenses	57,220
Trustees’ fees	50,238
Custodian fees	14,104
Distribution fees - Class A	478,417
Distribution fees - Class B	529,111
Distribution fees - Class C	155,077
Miscellaneous	180,157

Gross expenses	3,412,796
Less: Waiver of investment management fees	(376,675)
Fees paid indirectly	(35,908)

Net expenses	3,000,213

NET INVESTMENT INCOME	1,978,577

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on securities	13,010,895
Change in unrealized depreciation on securities	(1,514,711)

NET REALIZED AND UNREALIZED GAIN	11,496,184

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,474,761

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE EQUITY INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2005	Ten Months Ended October 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,978,577	$907,228	$1,116,873
Net realized gain (loss) loss on investments	13,010,895	10,334,392	(2,652,646)
Net change in unrealized appreciation (depreciation) on investments	(1,514,711)	1,265,228	25,800,803

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	13,474,761	12,506,848	24,265,030

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(580,514)	(425,460)	(765,258)
Class B	(159,860)	(106,126)	(242,204)
Class C	(45,007)	(30,091)	(60,585)
Class Y	(7,524)	(3,048)	(3,878)

	(792,905)	(564,725)	(1,071,925)

Distributions from net realized capital gains
Class A	(1,308,016)	—	—
Class B	(687,768)	—	—
Class C	(193,635)	—	—
Class Y	(12,223)	—	—

	(2,201,642)	—	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,994,547)	(564,725)	(1,071,925)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [1,524,973, 1,131,436 and 396,317 shares, respectively]	40,895,126	27,406,889	7,902,772
Capital shares issued in reinvestment of dividends and distributions [66,263, 16,064 and 33,535 shares, respectively]	1,754,858	395,309	706,264
Capital shares redeemed [(1,089,329), (643,900) and (632,333) shares, respectively]	(29,075,312)	(15,586,606)	(12,157,169)

Total Class A transactions	13,574,672	12,215,592	(3,548,133)

Class B
Capital shares sold [764,226, 486,889 and 301,576 shares, respectively]	20,063,285	11,593,903	5,797,028
Capital shares issued in reinvestment of dividends and distributions [29,259, 3,960 and 10,578 shares, respectively]	762,337	95,803	218,226
Capital shares redeemed [(672,624), (383,038) and (358,886) shares, respectively]	(17,705,572)	(9,126,749)	(6,847,512)

Total Class B transactions	3,120,050	2,562,957	(832,258)

Class C
Capital shares sold [243,989, 190,916 and 133,292 shares, respectively]	6,462,010	4,584,686	2,558,113
Capital shares issued in reinvestment of dividends and distributions [8,057, 1,107 and 2,571 shares, respectively]	211,257	26,960	53,460
Capital shares redeemed [(179,388), (88,977) and (95,133) shares, respectively]	(4,729,908)	(2,115,735)	(1,801,186)

Total Class C transactions	1,943,359	2,495,911	810,387

Class Y
Capital shares sold [297,450, 16,499 and 612 shares, respectively]	8,124,052	404,722	11,994
Capital shares issued in reinvestment of dividends and distributions [338,94 and 121 shares, respectively]	8,945	2,318	2,568
Capital shares redeemed [(19,683), (1,129) and (4,047) shares, respectively]	(538,015)	(27,512)	(70,814)

Total Class Y transactions	7,594,982	379,528	(56,252)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	26,233,063	17,653,988	(3,626,256)

TOTAL INCREASE IN NET ASSETS	36,713,277	29,596,111	19,566,849
NET ASSETS:
Beginning of period	147,309,392	117,713,281	98,146,432

End of period (a)	$184,022,669	$147,309,392	$117,713,281

(a) Includes accumulated undistributed net investment income of	$1,506,241	$354,504	$31,636

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS
Investments at value (Cost $31,572,481)	$39,932,619
Foreign cash (Cost $27,614)	28,029
Receivable for Fund shares sold	87,798
Dividends, interest and other receivables	86,074
Receivable from investment manager	719
Other assets	21,466

Total assets	40,156,705

LIABILITIES
Payable for Fund shares redeemed	59,109
Distribution fees payable	4,270
Trustees’ fees payable	2,371
Administrative fees payable	1,957
Accrued expenses	55,322

Total liabilities	123,029

NET ASSETS	$40,033,676

Net assets were comprised of:
Paid in capital	$28,756,129
Accumulated undistributed net investment income	343,990
Accumulated undistributed net realized gain	2,573,933
Unrealized appreciation on investments	8,359,624

Net assets	$40,033,676

Class A
Net asset value and redemption price per share, $13,801,745 / 1,681,101 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.21
Maximum sales charge (4.75% of offering price)	0.41

Maximum offering price to public	$8.62

Class B
Net asset value and offering price per share, $12,294,083 / 1,516,173 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.11

Class C
Net asset value and offering price per share, $3,964,317 / 490,253 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.09

Class Y
Net asset value, offering and redemption price per share, $9,973,531 / 1,207,722 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.26

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2005

INVESTMENT INCOME
Dividends (net of $92,055 foreign withholding tax)	$978,768
Interest	6,684
Securities lending (net)	612

Total income	986,064

EXPENSES
Investment management fees	331,295
Transfer agent fees	134,519
Registration fees	74,468
Professional fees	34,080
Custodian fees	26,083
Administrative fees	17,827
Sub Transfer agent fees	13,653
Printing and mailing expenses	12,156
Trustees’ fees	10,679
Distribution fees - Class A	62,479
Distribution fees - Class B	120,710
Distribution fees - Class C	39,402
Miscellaneous	32,736

Gross expenses	910,087
Less: Waiver of investment management fees	(175,777)
Fees paid indirectly	(2,447)

Net expenses	731,863

NET INVESTMENT INCOME	254,201

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	2,999,340
Foreign currency transactions	(16,422)

Net realized gain	2,982,918

Change in unrealized appreciation (depreciation) on:
Securities	1,689,858
Foreign currency translations	(13,828)

Net change in unrealized appreciation	1,676,030

NET REALIZED AND UNREALIZED GAIN	4,658,948

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,913,149

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2005	Ten Months Ended October 31, 2004	Year Ended December 31, 2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$254,201	$312,504	$319,091
Net realized gain on investments and foreign currency transactions	2,982,918	786,934	1,094,734
Net change in unrealized appreciation on investments and foreign currency translations	1,676,030	1,997,428	7,295,053

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	4,913,149	3,096,866	8,708,878

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(345,188)	—	(112,908)
Class B	(230,176)	—	(58,228)
Class C	(76,625)	—	(20,427)
Class Y	(274,530)	—	(108,744)

	(926,519)	—	(300,307)

Distributions from net realized capital gains
Class A	(440,242)	—	(30,408)
Class B	(382,249)	—	(28,003)
Class C	(127,249)	—	(7,910)
Class Y	(294,554)	—	(21,297)

	(1,244,294)	—	(87,618)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,170,813)	—	(387,925)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [525,536, 402,526 and 385,193 shares, respectively]	4,091,197	2,916,481	2,337,015
Capital shares issued in reinvestment of dividends and distributions [95,799, 0 and 20,043 shares, respectively]	749,778	—	135,546
Capital shares redeemed [ (634,030), (309,539) and (519,111) shares, respectively]	(4,950,850)	(2,227,217)	(3,009,099)

Total Class A transactions	(109,875)	689,264	(536,538)

Class B
Capital shares sold [367,937, 259,663 and 261,691 shares, respectively]	2,849,262	1,870,603	1,551,507
Capital shares issued in reinvestment of dividends and distributions [74,202, 0 and 12,006 shares, respectively]	576,853	—	80,534
Capital shares redeemed [(366,927), (302,987) and (311,442) shares, respectively]	(2,842,183)	(2,171,663)	(1,756,944)

Total Class B transactions	583,932	(301,060)	(124,903)

Class C
Capital shares sold [143,560, 111,702 and 185,792 shares, respectively]	1,107,187	797,345	1,128,852
Capital shares issued in reinvestment of dividends and distributions [20,908, 0 and 3,663 shares, respectively]	162,035	—	24,538
Capital shares redeemed [(145,466), (72,376) and (63,782) shares, respectively]	(1,116,171)	(510,993)	(359,423)

Total Class C transactions	153,051	286,352	793,967

Class Y
Capital shares sold [ 21,677, 11,326 and 3,393 shares, respectively]	170,484	82,479	19,793
Capital shares issued in reinvestment of dividends and distributions [72,390, 0 and 19,208 shares, respectively]	567,536	—	130,038
Capital shares redeemed [ (22,907), (11,939) and (10,129) shares, respectively]	(179,875)	(85,030)	(58,294)

Total Class Y transactions	558,145	(2,551)	91,537

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,185,253	672,005	224,063

TOTAL INCREASE IN NET ASSETS	3,927,589	3,768,871	8,545,016
NET ASSETS:
Beginning of period	36,106,087	32,337,216	23,792,200

End of period (a)	$40,033,676	$36,106,087	$32,337,216

(a) Includes accumulated undistributed net investment income of	$343,990	$612,868	$—

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS
Investments at value (Cost $17,034,306)	$18,543,805
Cash	4,343
Receivable for Fund shares sold	32,907
Dividends, interest and other receivables	15,740
Receivable from investment manager	4,482
Other assets	12,142

Total assets	18,613,419

LIABILITIES
Overdraft payable of foreign cash (Cost $4,375)	4,375
Payable for securities purchased	63,875
Payable for Fund shares redeemed	5,059
Distribution fees payable	1,842
Trustees’ fees payable	1,054
Administrative fees payable	912
Accrued expenses	36,084

Total liabilities	113,201

NET ASSETS	$18,500,218

Net assets were comprised of:
Paid in capital	$17,038,291
Accumulated overdistributed net investment income	(1,032)
Accumulated net realized loss	(46,907)
Unrealized appreciation on investments	1,509,866

Net assets	$18,500,218

Class A
Net asset value and redemption price per share, $6,888,245 / 686,604 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.03
Maximum sales charge (4.75% of offering price)	0.50

Maximum offering price to public	$10.53

Class B
Net asset value and offering price per share, $3,019,773 / 308,951 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.77

Class C
Net asset value and offering price per share, $3,598,305 / 368,339 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.77

Class Y
Net asset value, offering and redemption price per share, $4,993,895 / 488,505 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.22

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2005

INVESTMENT INCOME
Dividends (net of $21,819 foreign withholding tax)	$300,535
Interest	11,977

Total income	312,512

EXPENSES
Investment management fees	144,890
Registration fees	82,022
Transfer agent fees	39,390
Custodian fees	34,983
Professional fees	30,445
Sub Transfer agent fees	8,990
Administrative fees	7,504
Printing and mailing expenses	5,392
Trustees’ fees	4,628
Distribution fees - Class A	30,055
Distribution fees - Class B	28,522
Distribution fees - Class C	31,794
Miscellaneous	15,265

Gross expenses	463,880
Less: Waiver of investment management fees	(144,890)
Reimbursement from investment manager	(17,150)
Fees paid indirectly	(1,804)

Net expenses	300,036

NET INVESTMENT INCOME	12,476

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on: Securities	527,082
Foreign currency transactions	(7,998)

Net realized gain	519,084

Change in unrealized appreciation on: Securities	599,764
Foreign currency translations	285

Net change in unrealized appreciation	600,049

NET REALIZED AND UNREALIZED GAIN	1,119,133

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,131,609

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2005	Ten Months Ended October 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,476	$8,898	$(7,941)
Net realized gain on investments and foreign currency transactions	519,084	446,864	5,727
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	600,049	(144,246)	1,284,674

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,131,609	311,516	1,282,460

DIVIDENDS:
Dividends from net investment income
Class A	(13,998)	—	—
Class Y	(15,412)	—	—

TOTAL DIVIDENDS	(29,410)	—	—

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 217,411, 245,719 and 202,324 shares, respectively ]	2,145,455	2,233,365	1,574,961
Capital shares issued in reinvestment of dividends and distributions [ 1,240, 0 and 0 shares, respectively ]	12,311	—	—
Capital shares redeemed [ (133,125), (50,977) and (122,434) shares, respectively ]	(1,318,480)	(465,679)	(930,115)

Total Class A transactions	839,286	1,767,686	644,846

Class B
Capital shares sold [ 69,503, 82,799 and 85,774 shares, respectively ]	670,291	740,723	668,270
Capital shares redeemed [ (39,622), (20,103) and (20,463) shares, respectively ]	(379,061)	(180,927)	(152,033)

Total Class B transactions	291,230	559,796	516,237

Class C
Capital shares sold [ 156,867, 104,655 and 92,469 shares, respectively ]	1,515,397	935,732	727,527
Capital shares redeemed [ (32,204), (24,594) and (19,199) shares, respectively ]	(311,746)	(219,687)	(150,822)

Total Class C transactions	1,203,651	716,045	576,705

Class Y
Capital shares sold [ 314,229, 182,644 and 7,325 shares, respectively ]	3,169,188	1,664,444	58,744
Capital shares issued in reinvestment of dividends and distributions [ 654, 0 and 0 shares, respectively ]	6,592	—	—
Capital shares redeemed [ (29,960), (3,765) and (210) shares, respectively ]	(303,495)	(34,682)	(1,697)

Total Class Y transactions	2,872,285	1,629,762	57,047

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	5,206,452	4,673,289	1,794,835

TOTAL INCREASE IN NET ASSETS	6,308,651	4,984,805	3,077,295
NET ASSETS:
Beginning of period	12,191,567	7,206,762	4,129,467

End of period (a)	$18,500,218	$12,191,567	$7,206,762

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(1,032)	$5,031	$—

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GOVERNMENT SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS
Investments at value (Cost $225,602,344)	$224,082,904
Receivable for Fund shares sold	1,045,907
Dividends, interest and other receivables	949,329
Receivable for securities sold	133,991
Other assets	95,999

Total assets	226,308,130

LIABILITIES
Dividends payable	662,072
Payable for Fund shares redeemed	595,141
Investment management fees payable	30,490
Distribution fees payable	24,877
Trustees’ fees payable	13,896
Administrative fees payable	11,250
Accrued expenses	235,037

Total liabilities	1,572,763

NET ASSETS	$224,735,367

Net assets were comprised of:
Paid in capital	$225,913,501
Accumulated undistributed net investment income	577,765
Accumulated net realized loss	(236,459)
Unrealized depreciation on investments	(1,519,440)

Net assets	$224,735,367

Class A
Net asset value and redemption price per share, $111,083,091 / 8,950,907 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.41
Maximum sales charge (4.75% of offering price)	0.62

Maximum offering price to public	$13.03

Class B
Net asset value and offering price per share, $62,763,924 / 5,065,486 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.39

Class C
Net asset value and offering price per share, $16,880,212 / 1,362,492 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.39

Class Y
Net asset value, offering and redemption price per share, $ 34,008,140 / 2,744,329 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.39

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2005

INVESTMENT INCOME
Interest	$10,956,488

EXPENSES
Investment management fees	1,331,564
Transfer agent fees	447,759
Sub-Transfer agent fees	361,202
Administrative fees	102,009
Professional fees	70,402
Printing and mailing expenses	69,090
Trustees’ fees	62,633
Custodian fees	6,956
Distribution fees - Class A	500,261
Distribution fees - Class B	691,236
Distribution fees - Class C	187,562
Miscellaneous	227,554

Gross expenses	4,058,228
Less: Waiver of investment management fees	(878,741)

Net expenses	3,179,487

NET INVESTMENT INCOME	7,777,001

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	103
Net change in unrealized depreciation on securities	(6,038,120)

NET REALIZED AND UNREALIZED LOSS	(6,038,017)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,738,984

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GOVERNMENT SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2005	Ten Months Ended October 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,777,001	$6,477,093	$9,370,350
Net realized gain on investments	103	193,373	2,530,653
Net change in unrealized appreciation (depreciation) on investments	(6,038,120)	875,388	(7,268,702)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,738,984	7,545,854	4,632,301

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(3,943,256)	(3,284,415)	(4,233,861)
Class B	(2,078,566)	(2,024,838)	(3,043,829)
Class C	(564,094)	(555,049)	(815,160)
Class Y	(1,035,523)	(686,057)	(552,316)

	(7,621,439)	(6,550,359)	(8,645,166)

Distributions from net realized capital gains
Class A	—	—	(232,973)
Class B	—	—	(191,582)
Class C	—	—	(51,708)
Class Y	—	—	(36,557)

	—	—	(512,820)

TOTAL DIVIDENDS AND DISTRIBUTIONS CAPITAL SHARES TRANSACTIONS:	(7,621,439)	(6,550,359)	(9,157,986)

Class A
Capital shares sold [2,552,079, 2,238,938 and 3,172,066 shares, respectively]	32,272,011	28,299,434	40,523,483
Capital shares issued in reinvestment of dividends and distributions [247,698, 226,674 and 293,594 shares, respectively]	3,136,221	2,863,091	3,747,742
Capital shares redeemed [(2,726,027), (2,274,244) and (4,505,082) shares, respectively]	(34,478,558)	(28,746,991)	(57,367,777)

Total Class A transactions	929,674	2,415,534	(13,096,552)

Class B
Capital shares sold [507,807, 647,192 and 1,748,742 shares, respectively]	6,412,195	8,155,376	22,369,156
Capital shares issued in reinvestment of dividends and distributions [122,070, 130,156 and 209,679 shares, respectively]	1,543,369	1,641,865	2,673,321
Capital shares redeemed [(1,480,348), (1,858,417) and (3,098,590) shares, respectively]	(18,703,153)	(23,398,608)	(39,419,709)

Total Class B transactions	(10,747,589)	(13,601,367)	(14,377,232)

Class C
Capital shares sold [342,659, 265,788 and 657,113 shares, respectively]	4,329,533	3,358,220	8,399,341
Capital shares issued in reinvestment of dividends and distributions [31,200, 33,540 and 50,661 shares, respectively]	394,398	422,968	645,845
Capital shares redeemed [(609,935), (592,235) and (988,721) shares, respectively]	(7,700,687)	(7,446,070)	(12,603,368)

Total Class C transactions	(2,976,756)	(3,664,882)	(3,558,182)

Class Y
Capital shares sold [1,439,688, 424,453 and 733,036 shares, respectively]	18,242,199	5,359,852	9,324,155
Capital shares issued in reinvestment of dividends and distributions [72,630, 54,161 and 45,605 shares, respectively]	917,704	683,244	580,559
Capital shares redeemed [(515,672), (210,390) and (95,452) shares, respectively]	(6,536,829)	(2,657,079)	(1,219,475)

Total Class Y transactions	12,623,074	3,386,017	8,685,239

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(171,597)	(11,464,698)	(22,346,727)

TOTAL DECREASE IN NET ASSETS	(6,054,052)	(10,469,203)	(26,872,412)
NET ASSETS:
Beginning of period	230,789,419	241,258,622	268,131,034

End of period (a)	$224,735,367	$230,789,419	$241,258,622

(a) Includes accumulated undistributed net investment income of	$577,765	$208,008	$65,534

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GROWTH AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2005

ASSETS
Investments at value (Cost $164,811,878)	$189,190,099
Receivable for Fund shares sold	734,267
Receivable for securities sold	722,001
Dividends, interest and other receivables	148,792
Other assets	67,597

Total assets	190,862,756

LIABILITIES
Payable for securities purchased	1,050,955
Payable for Fund shares redeemed	822,441
Investment management fees payable	37,861
Distribution fees payable	23,559
Trustees’ fees payable	11,562
Administrative fees payable	9,309
Accrued expenses	190,985

Total liabilities	2,146,672

NET ASSETS	$188,716,084

Net assets were comprised of:
Paid in capital	$185,553,741
Accumulated undistributed net investment income	638,877
Accumulated net realized loss	(21,854,755)
Unrealized appreciation on investments	24,378,221

Net assets	$188,716,084

Class A
Net asset value and redemption price per share, $77,157,765 / 2,147,866 shares outstanding (unlimited amount authorized: $0.001 par value)	$35.92
Maximum sales charge (4.75% of offering price)	1.79

Maximum offering price to public	$37.71

Class B
Net asset value and offering price per share, $72,198,206 / 2,092,925 shares outstanding (unlimited amount authorized: $0.001 par value)	$34.50

Class C
Net asset value and offering price per share, $16,728,635 / 484,353 shares outstanding (unlimited amount authorized: $0.001 par value)	$34.54

Class Y
Net asset value, offering and redemption price per share, $22,631,478 / 610,068 shares outstanding (unlimited amount authorized: $0.001 par value)	$37.10

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2005

INVESTMENT INCOME
Dividends	$3,815,257
Interest	82,100

Total income	3,897,357

EXPENSES
Investment management fees	1,413,339
Transfer agent fees	575,306
Sub-Transfer agent fees	167,999
Administrative fees	86,211
Professional fees	63,403
Printing and mailing expenses	58,469
Trustees’ fees	52,086
Custodian fees	12,592
Distribution fees - Class A	338,085
Distribution fees - Class B	772,903
Distribution fees - Class C	168,477
Miscellaneous	200,215

Gross expenses	3,909,085
Less: Waiver of investment management fees	(628,620)
Fees paid indirectly	(21,985)

Net expenses	3,258,480

NET INVESTMENT INCOME	638,877

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	17,561,034
Net change in unrealized appreciation on securities	4,084,878

NET REALIZED AND UNREALIZED GAIN	21,645,912

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,284,789

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GROWTH AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2005	Ten Months Ended October 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$638,877	$(136,321)	$137,209
Net realized gain (loss) on investments	17,561,034	11,595,129	(10,109,512)
Net change in unrealized appreciation (depreciation) on investments	4,084,878	(4,186,852)	46,803,633

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	22,284,789	7,271,956	36,831,330

DIVIDENDS:
Dividends from net investment income
Class A	—	—	(58,489)
Class Y	—	—	(79,251)

TOTAL DIVIDENDS	—	—	(137,740)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [634,470, 632,510 and 488,534 shares, respectively]	21,818,274	19,571,733	13,013,204
Capital shares issued in reinvestment of dividends and distributions [0, 0 and 1,848 shares, respectively]	—	—	55,123
Capital shares redeemed [(648,024), (448,831) and (601,895) shares, respectively]	(22,364,886)	(13,857,795)	(15,707,863)

Total Class A transactions	(546,612)	5,713,938	(2,639,536)

Class B
Capital shares sold [233,528, 226,085 and 365,141 shares, respectively]	7,701,800	6,771,062	9,318,100
Capital shares redeemed [(644,921), (576,372) and (620,003) shares, respectively]	(21,462,346)	(17,248,421)	(15,453,771)

Total Class B transactions	(13,760,546)	(10,477,359)	(6,135,671)

Class C
Capital shares sold [110,776, 117,571 and 138,396 shares, respectively]	3,668,739	3,515,019	3,550,604
Capital shares redeemed [(147,901), (132,088) and (171,300) shares, respectively]	(4,914,382)	(3,956,598)	(4,292,013)

Total Class C transactions	(1,245,643)	(441,579)	(741,409)

Class Y
Capital shares sold [134,594, 105,846 and 198,187 shares, respectively]	4,760,585	3,346,691	5,403,297
Capital shares issued in reinvestment of dividends and distributions [0, 0 and 2,574 shares, respectively]	—	—	78,641
Capital shares redeemed [ (116,982), (61,075) and (58,798) shares, respectively ]	(4,126,730)	(1,927,579)	(1,596,232)

Total Class Y transactions	633,855	1,419,112	3,885,706

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(14,918,946)	(3,785,888)	(5,630,910)

TOTAL INCREASE IN NET ASSETS	7,365,843	3,486,068	31,062,680
NET ASSETS:
Beginning of period	181,350,241	177,864,173	146,801,493

End of period (a)	$188,716,084	$181,350,241	$177,864,173

(a) Includes accumulated undistributed net investment income of	$638,877	$—	$—

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE HIGH-YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS
Investments at value (Cost $217,738,928)	$219,879,630
Dividends, interest and other receivables	4,876,424
Receivable for Fund shares sold	1,236,821
Receivable for securities sold	951,585
Other assets	32,302

Total assets	226,976,762

LIABILITIES
Overdraft payable	2,138
Payable for securities purchased	1,484,173
Dividends payable	1,165,678
Payable for Fund shares redeemed	558,708
Investment management fees payable	61,405
Distribution fees payable	25,934
Administrative fees payable	11,239
Trustees’ fees payable	2,759
Accrued expenses	156,418

Total liabilities	3,468,452

NET ASSETS	$223,508,310

Net assets were comprised of:
Paid in capital	$241,550,581
Accumulated undistributed net investment income	21,414
Accumulated net realized loss	(20,204,387)
Unrealized appreciation on investments	2,140,702

Net assets	$223,508,310

Class A
Net asset value and redemption price per share, $100,731,033 / 10,537,388 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.56
Maximum sales charge (4.75% of offering price)	0.48

Maximum offering price to public	$10.04

Class B
Net asset value and offering price per share, $56,236,915 / 5,888,115 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.55

Class C
Net asset value and offering price per share, $33,661,376 / 3,525,426 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.55

Class Y
Net asset value, offering and redemption price per share, $32,878,986 / 3,437,566 shares outstanding (unlimited amount authorized: $0.001 par value).	$9.56

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2005

INVESTMENT INCOME
Interest	$18,512,986
Dividends	2,435
Securities lending (net)	1,709

Total income	18,517,130

EXPENSES
Investment management fees	1,411,460
Transfer agent fees	410,977
Administrative fees	100,839
Sub-Transfer agent fees	80,343
Professional fees	69,850
Printing and mailing expenses	69,800
Custodian fees	27,164
Trustees’ fees	19,722
Distribution fees - Class A	474,787
Distribution fees - Class B	635,318
Distribution fees - Class C	396,926
Miscellaneous	231,341

Gross expenses	3,928,527
Less: Waiver of investment management fees	(375,571)
Fees paid indirectly	(2,458)

Net expenses	3,550,498

NET INVESTMENT INCOME	14,966,632

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	3,562,525
Net change in unrealized depreciation on securities	(13,597,951)

NET REALIZED AND UNREALIZED LOSS	(10,035,426)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,931,206

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE HIGH-YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2005	Ten Months Ended October 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$14,966,632	$13,510,322	$16,145,845
Net realized gain (loss) on investments	3,562,525	4,383,671	(2,156,334)
Net change in unrealized appreciation (depreciation) on investments	(13,597,951)	(1,136,238)	28,693,979

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	4,931,206	16,757,755	42,683,490

DIVIDENDS:
Dividends from net investment income
Class A	(6,728,138)	(6,016,237)	(7,685,232)
Class B	(3,708,774)	(3,569,237)	(4,353,955)
Class C	(2,319,559)	(2,400,900)	(2,926,015)
Class Y	(2,171,366)	(1,523,948)	(1,180,643)

TOTAL DIVIDENDS	(14,927,837)	(13,510,322)	(16,145,845)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [2,686,599, 2,084,715 and 6,114,951 shares, respectively]	26,322,636	20,269,401	56,583,314
Capital shares issued in reinvestment of dividends and distributions [495,994, 453,675 and 558,146 shares, respectively]	4,864,475	4,420,593	5,209,212
Capital shares redeemed [(3,489,756), (4,299,960) and (5,113,580) shares, respectively]	(34,192,594)	(41,442,586)	(47,292,664)

Total Class A transactions	(3,005,483)	(16,752,592)	14,499,862

Class B
Capital shares sold [755,205, 1,051,609 and 2,961,118 shares, respectively]	7,385,799	10,283,684	27,335,926
Capital shares issued in reinvestment of dividends and distributions [225,347, 229,300 and 293,736 shares, respectively]	2,208,202	2,231,880	2,739,041
Capital shares redeemed [(2,257,443), (2,085,374) and (1,479,216) shares, respectively]	(22,096,074)	(20,173,568)	(13,738,019)

Total Class B transactions	(12,502,073)	(7,658,004)	16,336,948

Class C
Capital shares sold [525,175, 685,355 and 3,672,140 shares, respectively]	5,165,333	6,688,262	33,797,517
Capital shares issued in reinvestment of dividends and distributions [118,134, 133,187 and 176,725 shares, respectively]	1,158,276	1,296,604	1,651,963
Capital shares redeemed [(1,659,926), (2,090,015) and (1,355,437) shares, respectively]	(16,264,190)	(20,187,854)	(12,599,512)

Total Class C transactions	(9,940,581)	(12,202,988)	22,849,968

Class Y
Capital shares sold [903,252, 875,090 and 2,418,221 shares, respectively]	8,822,504	8,574,705	22,541,955
Capital shares issued in reinvestment of dividends and distributions [146,094, 97,481 and 79,166 shares, respectively]	1,432,103	950,230	747,112
Capital shares redeemed [(676,005), (627,369) and (411,899) shares, respectively]	(6,628,190)	(6,106,736)	(3,857,631)

Total Class Y transactions	3,626,417	3,418,199	19,431,436

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(21,821,720)	(33,195,385)	73,118,214

TOTAL INCREASE (DECREASE) IN NET ASSETS	(31,818,351)	(29,947,952)	99,655,859
NET ASSETS:
Beginning of period	255,326,661	285,274,613	185,618,754

End of period (a)	$223,508,310	$255,326,661	$285,274,613

(a) Includes accumulated undistributed net investment income of	$21,414	$(17,425)	$—

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS
Investments at value (Cost $63,028,481)	$69,127,660
Cash	1,716,731
Foreign cash (Cost $11,758)	11,655
Receivable for Fund shares sold	175,962
Dividends, interest and other receivables	157,400
Receivable from investment manager	3,687
Other assets	40,359

Total assets	71,233,454

LIABILITIES
Payable for Fund shares redeemed	166,294
Distribution fees payable	8,638
Trustees’ fees payable	3,995
Administrative fees payable	3,523
Accrued expenses	97,749

Total liabilities	280,199

NET ASSETS	$70,953,255

Net assets were comprised of:
Paid in capital	$87,511,724
Accumulated undistributed net investment income	209,150
Accumulated net realized loss	(22,863,721)
Unrealized appreciation on investments	6,096,102

Net assets	$70,953,255

Class A
Net asset value and redemption price per share, $35,598,827 / 2,336,589 shares outstanding (unlimited amount authorized: $0.001 par value)	$15.24
Maximum sales charge (4.75% of offering price)	0.76

Maximum offering price to public	$16.00

Class B
Net asset value and offering price per share, $19,326,635 / 1,341,935 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.40

Class C
Net asset value and offering price per share, $10,091,232 / 696,096 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.50

Class Y
Net asset value, offering and redemption price per share, $5,936,561 / 381,420 shares outstanding (unlimited amount authorized: $0.001 par value)	$15.56

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2005

INVESTMENT INCOME
Dividends (net of $6,961 foreign withholding tax)	$1,381,181
Interest	9,158
Securities lending (net)	415

Total income	1,390,754

EXPENSES
Investment management fees	589,315
Transfer agent fees	289,246
Sub-Transfer agent fees	89,629
Professional fees	41,019
Administrative fees	31,478
Printing and mailing expenses	20,997
Trustees’ fees	18,344
Custodian fees	13,414
Distribution fees - Class A	155,007
Distribution fees - Class B	188,369
Distribution fees - Class C	95,010
Miscellaneous	125,743

Gross expenses	1,657,571
Less: Waiver of investment management fees	(238,580)
Fees paid indirectly	(79,714)

Net expenses	1,339,277

NET INVESTMENT INCOME	51,477

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	12,585,320
Foreign currency transactions	7,774

Net realized gain	12,593,094

Change in unrealized depreciation on:
Securities	(437,467)
Foreign currency translations	(8,668)

Net change in unrealized depreciation	(446,135)

NET REALIZED AND UNREALIZED GAIN	12,146,959

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,198,436

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE INTERNATIONAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2005	Ten Months Ended October 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$51,477	$(27,352)	$(50,720)
Net realized gain (loss) on investments and foreign currency transactions	12,593,094	4,481,912	(7,345,406)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(446,135)	(7,882,347)	24,050,931

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,198,436	(3,427,787)	16,654,805

DIVIDENDS:
Dividends from net investment income
Class A	(46,848)	—	—
Class B	(27,276)	—	—
Class C	(13,225)	—	—
Class Y	(21,114)	—	—

TOTAL DIVIDENDS	(108,463)	—	—

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [736,075, 760,858 and 1,252,955 shares, respectively]	10,422,519	10,032,261	13,592,030
Capital shares issued in reinvestment of dividends [3,297, 0 and 0 shares, respectively]	45,501	—	—
Capital shares redeemed [(949,039), (488,781) and (1,233,862) shares, respectively]	(13,345,911)	(6,332,515)	(13,054,146)

Total Class A transactions	(2,877,891)	3,699,746	537,884

Class B
Capital shares sold [253,051, 309,780 and 504,238 shares, respectively]	3,412,462	3,938,320	5,331,301
Capital shares issued in reinvestment of dividends [1,970, 0 and 0 shares, respectively]	25,879	—	—
Capital shares redeemed [(399,801), (523,035) and (513,744) shares, respectively]	(5,336,902)	(6,509,336)	(5,216,817)

Total Class B transactions	(1,898,561)	(2,571,016)	114,484

Class C
Capital shares sold [189,931, 181,399 and 459,972 shares, respectively]	2,570,702	2,289,945	4,894,136
Capital shares issued in reinvestment of dividends [918, 0 and 0 shares, respectively]	12,129	—	—
Capital shares redeemed [(209,213), (144,040) and (422,161) shares, respectively]	(2,805,396)	(1,789,019)	(4,445,305)

Total Class C transactions	(222,565)	500,926	448,831

Class Y
Capital shares sold [83,266, 261,411 and 1,372,232 shares, respectively]	1,194,295	3,534,630	14,913,534
Capital shares issued in reinvestment of dividends [1,500, 0 and 0 shares, respectively]	21,083	—	—
Capital shares redeemed [(865,170), (212,907) and (1,280,953) shares, respectively]	(12,286,725)	(2,788,349)	(13,805,814)

Total Class Y transactions	(11,071,347)	746,281	1,107,720

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(16,070,364)	2,375,937	2,208,919

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,980,391)	(1,051,850)	18,863,724
NET ASSETS:
Beginning of period	74,933,646	75,985,496	57,121,772

End of period (a)	$70,953,255	$74,933,646	$75,985,496

(a) Includes accumulated undistributed net investment income of	$209,150	$36,749	$—

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS
Investments at value (Cost $120,255,205)	$120,255,205
Cash	44
Dividends, interest and other receivables	152,293
Receivable for Fund shares sold	26,124
Other assets	70,010

Total assets	120,503,676

LIABILITIES
Dividends payable	309,764
Trustees’ fees payable	8,220
Investment management fees payable	7,201
Administrative fees payable	6,373
Payable for Fund shares redeemed	4,702
Accrued expenses	1,062,737

Total liabilities	1,398,997

NET ASSETS	$119,104,679

Net assets were comprised of:
Paid in capital	$119,102,699
Accumulated undistributed net investment income	1,980

Net assets	$119,104,679

Class A
Net asset value and redemption price per share, $70,505,964 / 70,504,856 shares outstanding (unlimited amount authorized: $0.001 par value)	$1.00

Class B
Net asset value and offering price per share, $28,125,289 / 28,125,395 shares outstanding (unlimited amount authorized: $0.001 par value)	$1.00

Class C
Net asset value and offering price per share, $11,522,636 / 11,522,478 shares outstanding (unlimited amount authorized: $0.001 par value)	$1.00

Class Y
Net asset value, offering and redemption price per share, $8,950,790 / 8,950,541 shares outstanding (unlimited amount authorized: $0.001 par value)	$1.00

STATEMENT OF OPERATIONS For the Year Ended October 31, 2005

INVESTMENT INCOME
Interest	$7,009,325

EXPENSES
Investment management fees	915,513
Sub-Transfer agent fees	444,094
Transfer agent fees	402,909
Administrative fees	109,359
Printing and mailing expenses	72,859
Professional fees	67,708
Custodian fees	55,068
Trustees’ fees	44,611
Miscellaneous	312,935

Gross expenses	2,425,056
Less: Waiver of investment management fees	(572,530)

Net expenses	1,852,526

NET INVESTMENT INCOME	5,156,799

REALIZED GAIN
Net realized gain on securities	580

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,157,379

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2005	Ten Months Ended October 31, 2004	Year Ended December 31, 2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,156,799	$2,114,765	$2,976,813
Net increase from payment by affiliate	—	—	886,784
Net realized gain (loss) on investments and foreign currency transactions	580	—	(886,784)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,157,379	2,114,765	2,976,813

DIVIDENDS:
Dividends from net investment income
Class A	(4,045,221)	(1,821,509)	(2,490,574)
Class B	(679,770)	(200,018)	(372,211)
Class C	(232,317)	(56,323)	(88,020)
Class Y	(198,091)	(36,915)	(26,008)

TOTAL DIVIDENDS	(5,155,399)	(2,114,765)	(2,976,813)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [124,259,401, 177,395,232 and 364,525,321 shares, respectively]	124,259,390	177,395,233	364,525,321
Capital shares issued in reinvestment of dividends [3,794,102, 1,794,168 and 2,473,747shares, respectively]	3,794,113	1,794,168	2,473,747
Capital shares redeemed [(392,892,435), (201,431,917) and (273,573,668)shares, respectively]	(392,892,435)	(201,431,917)	(273,573,668)

Total Class A transactions	(264,838,932)	(22,242,516)	93,425,400

Class B
Capital shares sold [18,195,748, 22,242,398 and 35,438,621 shares, respectively]	18,195,748	22,242,398	35,438,621
Capital shares issued in reinvestment of dividends
[571,124, 197,016 and 347,688 shares, respectively]	571,174	197,016	347,688
Capital shares redeemed [(29,310,758), (30,222,314) and (45,657,081)shares, respectively]	(29,311,359)	(30,222,314)	(45,657,081)

Total Class B transactions	(10,544,437)	(7,782,900)	(9,870,772)

Class C
Capital shares sold [11,615,452, 11,094,851 and 19,734,566 shares, respectively]	11,615,452	11,094,851	19,734,566
Capital shares issued in reinvestment of dividends
[191,625, 55,478 and 81,328 shares, respectively]	191,605	55,478	81,328
Capital shares redeemed [(11,585,816), (10,584,205) and (21,856,323)shares, respectively]	(11,585,816)	(10,584,205)	(21,856,323)

Total Class C transactions	221,241	566,124	(2,040,429)

Class Y
Capital shares sold [13,065,165, 4,661,824 and 2,660,554 shares, respectively]	13,065,165	4,661,824	2,660,554
Capital shares issued in reinvestment of dividends
[155,310, 36,361 and 25,914 shares, respectively]	155,310	36,361	25,914
Capital shares redeemed [(11,839,149), (2,067,739) and (2,045,742)shares, respectively]	(11,839,149)	(2,067,739)	(2,045,742)

Total Class Y transactions	1,381,326	2,630,446	640,726

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(273,780,802)	(26,828,846)	82,154,925

TOTAL INCREASE (DECREASE) IN NET ASSETS	(273,778,822)	(26,828,846)	82,154,925
NET ASSETS:
Beginning of period	392,883,501	419,712,347	337,557,422

End of period (a)	$119,104,679	$392,883,501	$419,712,347

(a) Includes accumulated undistributed net investment income of	$1,980	$—	$—

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE MULTI-CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS
Investments at value (Cost $97,341,782)	$102,569,800
Receivable for Fund shares sold	122,742
Dividends, interest and other receivables	103,783
Other assets	18,509

Total assets	102,814,834

LIABILITIES
Payable for securities purchased	980,397
Payable for Fund shares redeemed	191,792
Investment management fees payable	55,835
Distribution fees payable	14,925
Administrative fees payable	5,070
Trustees’ fees payable	2,993
Accrued expenses	86,861

Total liabilities	1,337,873

NET ASSETS	$101,476,961

Net assets were comprised of:
Paid in capital	$217,007,266
Accumulated net investment loss	(17)
Accumulated net realized loss	(120,758,306)
Unrealized appreciation on investments	5,228,018

Net assets	$101,476,961

Class A
Net asset value and redemption price per share, $38,979,713 / 3,584,156 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.88
Maximum sales charge (4.75% of offering price)	0.54

Maximum offering price to public	$11.42

Class B
Net asset value and offering price per share, $45,551,310 / 4,259,315 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.69

Class C
Net asset value and offering price per share, $15,298,409 / 1,431,391 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.69

Class Y
Net asset value, offering and redemption price per share, $1,647,529 / 149,789 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.00

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2005

INVESTMENT INCOME
Dividends	$1,217,350
Interest	90,170

Total income	1,307,520

EXPENSES
Investment management fees	786,816
Transfer agent fees	416,202
Sub-Transfer agent fees	65,266
Administrative fees	38,012
Professional fees	30,049
Printing and mailing expenses	28,652
Custodian fees	24,049
Trustees’ fees	14,287
Distribution fees - Class A	146,555
Distribution fees - Class B	409,257
Distribution fees - Class C	118,864
Miscellaneous	112,124

Gross expenses	2,190,133
Less: Waiver of investment management fees	(289,271)
Fees paid indirectly	(174,229)

Net expenses	1,726,633

NET INVESTMENT LOSS	(419,113)

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	15,383,037
Net change in unrealized depreciation on securities	(6,097,372)

NET REALIZED AND UNREALIZED GAIN	9,285,665

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,866,552

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE MULTI-CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2005	Ten Months Ended October 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(419,113)	$(1,496,957)	$(1,384,246)
Net realized gain on investments	15,383,037	3,830,048	7,145,330
Net change in unrealized appreciation (depreciation) on investments	(6,097,372)	(5,211,068)	17,324,410

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	8,866,552	(2,877,977)	23,085,494

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [543,121, 800,817 and 754,308 shares, respectively]	5,766,664	8,033,475	6,775,534
Capital shares issued in connection with merger (Note 12) [1,199,426, 0 and 0 shares, respectively]	13,346,154	—	—
Capital shares redeemed [(1,326,969), (940,067) and (970,144) shares, respectively]	(14,085,110)	(9,251,219)	(8,204,493)

Total Class A transactions	5,027,708	(1,217,744)	(1,428,959)

Class B
Capital shares sold [271,039, 442,066 and 780,460 shares, respectively]	2,813,190	4,370,617	6,832,673
Capital shares issued in connection with merger (Note 12) [1,212,101, 0 and 0 shares, respectively]	13,275,743	—	—
Capital shares redeemed [(1,360,642), (1,070,770) and (923,861) shares, respectively]	(14,230,454)	(10,488,694)	(7,886,822)

Total Class B transactions	1,858,479	(6,118,077)	(1,054,149)

Class C
Capital shares sold [122,929, 153,495 and 276,717 shares, respectively]	1,279,241	1,499,696	2,444,804
Capital shares issued in connection with merger (Note 12) [626,051, 0 and 0 shares, respectively]	6,858,863	—	—
Capital shares redeemed [(442,850), (308,326) and (341,338) shares, respectively]	(4,647,676)	(3,019,558)	(2,901,044)

Total Class C transactions	3,490,428	(1,519,862)	(456,240)

Class Y
Capital shares sold [9,390, 21,554 and 106,109 shares, respectively]	100,880	218,871	861,160
Capital shares issued in connection with merger (Note 12) [128,000, 0 and 0 shares, respectively]	1,439,211	—	—
Capital shares redeemed [(18,018), (123,478) and (15,894) shares, respectively]	(190,989)	(1,174,166)	(144,285)

Total Class Y transactions	1,349,102	(955,295)	716,875

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	11,725,717	(9,810,978)	(2,222,473)

TOTAL INCREASE IN NET ASSETS	20,592,269	(12,688,955)	20,863,021
NET ASSETS:
Beginning of period	80,884,692	93,573,647	72,710,626

End of period (a)	$101,476,961	$80,884,692	$93,573,647

(a) Includes accumulated undistributed net investment income of	$(17)	$—	$—

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE SHORT DURATION BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS
Investments at value (Cost $ 44,467,113)	$43,826,697
Cash	7,430
Dividends, interest and other receivables	412,835
Receivable for Fund shares sold	177,527
Receivable for securities sold	21,050
Receivable from investment manager	17,002
Other assets	39,597

Total assets	44,502,138

LIABILITIES
Payable for securities purchased	368,627
Dividends payable	117,381
Payable for Fund shares redeemed	72,196
Distribution fees payable	3,377
Administrative fees payable	2,172
Trustees’ fees payable	2,622
Accrued expenses	40,394

Total liabilities	606,769

NET ASSETS	$43,895,369

Net assets were comprised of:
Paid in capital	$44,720,925
Accumulated undistributed net investment income	6,957
Accumulated net realized loss	(192,097)
Unrealized depreciation on investments	(640,416)

Net assets	$43,895,369

Class A
Net asset value and redemption price per share, $16,581,824 / 1,686,814 shares outstanding (unlimited amount authorized: $ 0.001 par value)	$9.83
Maximum sales charge (3.5% of offering price)	0.36

Maximum offering price to public	$10.19

Class B
Net asset value and offering price per share, $7,596,836 / 774,233 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.81

Class C
Net asset value and offering price per share, $5,879,510 / 599,384 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.81

Class Y
Net asset value, offering and redemption price per share, $13,837,199 / 1,407,175 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.83

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2005

INVESTMENT INCOME
Interest	1,419,096

EXPENSES
Investment management fees	158,655
Transfer agent fees	78,191
Professional fees	33,728
Sub-Transfer agent fees	25,249
Administrative fees	16,824
Printing and mailing expenses	11,482
Trustees’ fees	11,320
Custodian fees	7,088
Distribution fees - Class A	37,875
Distribution fees - Class B	83,165
Distribution fees - Class C	62,025
Miscellaneous	96,645

Gross expenses	622,247
Less: Waiver of investment management fees	(158,655)
Reimbursement from investment manager	(46,753)

Net expenses	416,839

NET INVESTMENT INCOME	1,002,257

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(171,544)
Net change in unrealized depreciation on securities	(516,353)

NET REALIZED AND UNREALIZED LOSS	(687,897)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$314,360

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE SHORT DURATION BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2005	Ten Months Ended October 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,002,257	$495,042	$387,228
Net realized gain (loss) on investments	(171,544)	16,087	10,461
Net change in unrealized appreciation (depreciation) on investments	(516,353)	(195,364)	58,059

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	314,360	315,765	455,748

DIVIDENDS:
Dividends from net investment income
Class A	(463,875)	(254,621)	(203,013)
Class B	(191,997)	(129,881)	(119,873)
Class C	(143,164)	(87,963)	(68,918)
Class Y	(216,817)	(31,811)	(31,109)

TOTAL DIVIDENDS	(1,015,853)	(504,276)	(422,913)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [834,400, 666,740 and 1,562,245 shares, respectively]	8,292,315	6,690,964	15,730,491
Capital shares issued in reinvestment of dividends [36,598, 21,249 and 15,453 shares,respectively]	363,287	213,194	155,720
Capital shares redeemed [(558,360), (453,639) and (653,041) shares, respectively]	(5,545,831)	(4,557,294)	(6,574,343)

Total Class A transactions	3,109,771	2,346,864	9,311,868

Class B
Capital shares sold [148,977, 300,018 and 896,233 shares, respectively]	1,477,882	3,007,684	9,007,592
Capital shares issued in reinvestment of dividends [13,442, 9,864 and 8,765 shares, respectively]	133,296	98,819	88,144
Capital shares redeemed [(283,528), (338,833) and (207,267) shares, respectively]	(2,810,385)	(3,396,545)	(2,083,126)

Total Class B transactions	(1,199,207)	(290,042)	7,012,610

Class C
Capital shares sold [160,263, 327,481 and 458,119 shares, respectively]	1,588,787	3,279,654	4,607,510
Capital shares issued in reinvestment of dividends [8,696, 5,952 and 3,982 shares, respectively]	86,116	59,589	40,031
Capital shares redeemed [(239,854), (203,362) and (132,743) shares, respectively]	(2,378,497)	(2,036,777)	(1,334,505)

Total Class C transactions	(703,594)	1,302,466	3,313,036

Class Y
Capital shares sold [1,456,508, 28,768 and 24,332 shares, respectively]	14,483,370	289,693	246,160
Capital shares issued in reinvestment of dividends [14,548, 664 and 183 shares, respectively]	144,106	6,660	1,844
Capital shares redeemed [(206,242), (7,506) and (14,087) shares, respectively]	(2,041,053)	(75,213)	(142,306)

Total Class Y transactions	12,586,423	221,140	105,698

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	13,793,393	3,580,428	19,743,212

TOTAL INCREASE IN NET ASSETS	13,091,900	3,391,917	19,776,047
NET ASSETS:
Beginning of period	30,803,469	27,411,552	7,635,505

End of period (a)	$43,895,369	$30,803,469	$27,411,552

(a) Includes accumulated undistributed net investment income of	$6,957	$—	$—

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE SMALL COMPANY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS
Investments at value (Cost $ 108,779,186) (Securities on loan at market value $10,770,224)	$111,545,676
Receivable for securities sold	1,756,590
Receivable for Fund shares sold	586,842
Dividends, interest and other receivables	5,613
Receivable from investment manager	3,309
Other assets	42,155

Total assets	113,940,185

LIABILITIES
Collateral held for loaned securities	10,781,235
Payable for securities purchased	931,736
Payable to Fund shares redeemed	815,062
Distribution fees payable	12,586
Trustees’ fees payable	6,495
Administrative fees payable	5,131
Accrued expenses	102,268

Total liabilities	12,654,513

NET ASSETS	$101,285,672

Net assets were comprised of:
Paid in capital	$92,453,971
Accumulated undistributed net realized gain	6,065,211
Unrealized appreciation on investments	2,766,490

Net assets	$101,285,672

Class A
Net asset value and redemption price per share, $42,959,037 / 1,521,819 shares outstanding (unlimited amount authorized: $ 0.001 par value)	$28.23
Maximum sales charge (4.75% of offering price)	1.41

Maximum offering price to public	$29.64

Class B
Net asset value and offering price per share, $33,059,957 / 1,233,987 shares outstanding (unlimited amount authorized: $0.001 par value)	$26.79

Class C
Net asset value and offering price per share, $13,431,014 / 499,494 shares outstanding (unlimited amount authorized: $0.001 par value)	$26.89

Class Y
Net asset value, offering and redemption price per share, $11,835,664 / 403,633 shares outstanding (unlimited amount authorized: $0.001 par value)	$29.32

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2005

INVESTMENT INCOME
Dividends (net of $1,096 foreign withholding tax)	$227,337
Interest	76,576
Securities lending (net)	1,178

Total income	305,091

EXPENSES
Investment management fees	1,072,398
Transfer agent fees	417,787
Sub-Transfer agent fees	93,335
Administrative fees	48,737
Professional fees	47,555
Printing and mailing expenses	32,193
Trustees’ fees	29,412
Custodian fees	14,496
Distribution fees - Class A	200,913
Distribution fees - Class B	371,985
Distribution fees - Class C	150,931
Miscellaneous	164,165

Gross expenses	2,643,907
Less: Waiver of investment management fees	(622,367)
Fees paid indirectly	(483,118)

Net expenses	1,538,422

NET INVESTMENT LOSS	(1,233,331)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on securities	19,121,768

Change in unrealized depreciation on:
Securities	(10,747,184)
Foreign currency translations	(518)

Net change in unrealized depreciation	(10,747,702)

NET REALIZED AND UNREALIZED GAIN	8,374,066

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,140,735

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE SMALL COMPANY GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2005	Ten Months Ended October 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,233,331)	$(1,467,807)	$(1,577,580)
Net realized gain (loss) on investments and foreign currency transactions	19,121,768	353,032	(9,546,879)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(10,747,702)	(611,639)	31,596,052

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,140,735	(1,726,414)	20,471,593

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [475,037, 480,830 and 710,256 shares, respectively]	13,500,312	12,727,936	16,553,454
Capital shares redeemed [(623,827), (465,901) and (512,231) shares, respectively]	(17,719,547)	(12,200,407)	(12,219,236)

Total Class A transactions	(4,219,235)	527,529	4,334,218

Class B
Capital shares sold [144,901, 184,737 and 366,283 shares, respectively]	3,905,074	4,712,486	8,260,168
Capital shares redeemed [(393,317), (353,102) and (309,628) shares, respectively]	(10,622,807)	(8,846,793)	(6,800,164)

Total Class B transactions	(6,717,733)	(4,134,307)	1,460,004

Class C
Capital shares sold [96,641, 158,784 and 273,884 shares, respectively]	2,611,285	4,040,386	6,184,385
Capital shares redeemed [(222,922), (176,875) and (126,312) shares, respectively]	(6,036,443)	(4,441,546)	(2,860,181)

Total Class C transactions	(3,425,158)	(401,160)	3,324,204

Class Y
Capital shares sold [165,421, 66,216 and 154,541 shares, respectively]	4,834,515	1,779,624	3,717,976
Capital shares redeemed [(143,254), (95,581) and (72,213) shares, respectively]	(4,231,913)	(2,615,591)	(1,817,400)

Total Class Y transactions	602,602	(835,967)	1,900,576

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(13,759,524)	(4,843,905)	11,019,002

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,618,789)	(6,570,319)	31,490,595
NET ASSETS:
Beginning of period	107,904,461	114,474,780	82,984,185

End of period (a)	$101,285,672	$107,904,461	$114,474,780

(a) Includes accumulated net investment income of	$—	$—	$—

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE SMALL COMPANY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS
Investments at value (Securities on loan at market value $9,589,476):
Unaffiliated issuers (Cost $414,810,963)	$590,477,335
Affiliated issuer (Cost $563,822)	721,650
Receivable for Fund shares sold	1,645,034
Dividends, interest and other receivables	197,317
Receivable for securities sold	93,644
Other assets	52,754

Total assets	593,187,734

LIABILITIES
Collateral held for loaned securities	9,633,944
Payable for Fund shares redeemed	2,192,067
Investment management fees payable	421,427
Distribution fees payable	79,620
Administrative fees payable	29,086
Trustees' fees payable	3,797
Accrued expenses	464,931

Total liabilities	12,824,872

NET ASSETS	$580,362,862

Net assets were comprised of:
Paid in capital	$384,467,844
Accumulated net investment loss	(3,643)
Accumulated undistributed net realized gain	20,074,461
Unrealized appreciation on investments	175,824,200

Net assets	$580,362,862

Class A
Net asset value and redemption price per share, $252,526,396 / 21,977,574 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.49
Maximum sales charge (4.75% of offering price)	0.57

Maximum offering price to public	$12.06

Class B
Net asset value and offering price per share, $198,305,407 / 18,532,671 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.70

Class C
Net asset value and offering price per share, $107,803,428 / 9,821,380 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.98

Class Y
Net asset value, offering and redemption price per share, $21,727,631 / 1,791,034 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.13

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2005

INVESTMENT INCOME
Dividends (including $24,480 of dividend income received from affiliate and net of $3,541 foreign withholding tax)	$7,352,926
Interest	129,902
Securities lending (net)	746

Total income	7,483,574

EXPENSES
Investment management fees	4,564,850
Transfer agent fees	1,333,646
Administrative fees	244,869
Sub-Transfer agent fees	230,960
Printing and mailing expenses	176,883
Professional fees	132,499
Trustees’fees	41,815
Custodian fees	39,276
Distribution fees - Class A	1,182,204
Distribution fees - Class B	2,157,144
Distribution fees - Class C	1,173,659
Miscellaneous	489,150

Gross expenses	11,766,955
Less: Fees paid indirectly	(17,519)

Net expenses	11,749,436

NET INVESTMENT LOSS	(4,265,862)

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	25,593,148
Net change in unrealized appreciationon securities:	43,304,213

NET REALIZED AND UNREALIZED GAIN	68,897,361

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$64,631,499

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE SMALL COMPANY VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2004	Ten Months Ended October 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(4,265,862)	$(3,330,089)	$(3,599,490)
Net realized gain (loss) on investments and foreign currency transactions	25,593,148	12,857,356	(1,734,393)
Net change in unrealized appreciation on investments	43,304,213	26,693,537	160,832,831

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	64,631,499	36,220,804	155,498,948

DISTRIBUTIONS:
Distributions from net realized capital gains
Class A	(3,477,468)	—	—
Class B	(3,030,602)	—	—
Class C	(1,633,776)	—	—
Class Y	(129,682)	—	—

TOTAL DISTRIBUTIONS	(8,271,528)	—	—

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [4,533,453, 5,521,926 and 6,172,557 shares, respectively]	51,797,222	55,847,527	50,888,658
Capital shares issued in reinvestment of distributions [272,811, 0 and 0 shares, respectively]	3,104,424	—	—
Capital shares redeemed [(7,169,650), (6,756,801) and (7,251,477) shares, respectively]	(81,756,762)	(67,906,655)	(56,856,555)

Total Class A transactions	(26,855,116)	(12,059,128)	(5,967,897)

Class B
Capital shares sold [1,743,761, 2,181,278 and 3,276,152 shares, respectively]	18,501,773	20,731,131	25,196,748
Capital shares issued in reinvestment of distributions [261,661, 0 and 0 shares, respectively]	2,786,796	—	—
Capital shares redeemed [(4,761,446), (3,713,644) and (3,779,480) shares, respectively]	(50,862,596)	(35,203,060)	(28,069,897)

Total Class B transactions	(29,574,027)	(14,471,929)	(2,873,149)

Class C
Capital shares sold [1,381,638, 2,127,488 and 3,051,530 shares, respectively]	15,063,010	20,688,196	24,447,800
Capital shares issued in reinvestment of distributions [128,127, 0 and 0 shares, respectively]	1,399,145	—	—
Capital shares redeemed [(3,115,137), (2,484,190) and (2,717,345) shares, respectively].	(33,997,758)	(24,138,069)	(20,942,132)

Total Class C transactions	(17,535,603)	(3,449,873)	3,505,668

Class Y
Capital shares sold [1,166,184, 241,245 and 344,163 shares, respectively]	13,929,438	2,543,204	3,023,385
Capital shares issued in reinvestment of distributions [8,283, 0 and 0 shares, respectively]	99,143	—	—
Capital shares redeemed [(257,093), (315,345) and (312,105) shares, respectively]	(3,125,951)	(3,590,269)	(2,702,739)

Total Class Y transactions	10,902,630	(1,047,065)	320,646

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(63,062,116)	(31,027,995)	(5,014,732)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,702,145)	5,192,809	150,484,216
NET ASSETS:
Beginning of period	587,065,007	581,872,198	431,387,982

End of period (a)	$580,362,862	$587,065,007	$581,872,198

(a) Includes accumulated undistributed net investment income (accumulated net investment loss) of	$(3,643)	$—	$140,063

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE TAX-EXEMPT INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS
Investments at value (Cost $ 24,832,411)	$26,257,302
Dividends, interest and other receivables	405,431
Receivable for Fund shares sold	80,281
Receivable from investment manager	6,003
Other assets	33,984

Total assets	26,783,001

LIABILITIES
Overdraft payable	79,538
Dividends payable	79,783
Payable for Fund shares redeemed	9,663
Distribution fees payable	3,187
Trustees’ fees payable	1,702
Administrative fees payable	1,338
Accrued expenses	31,658

Total liabilities	206,869

NET ASSETS	$26,576,132

Net assets were comprised of:
Paid in capital	$24,989,972
Accumulated undistributed net investment income	7,495
Accumulated undistributed net realized gain	153,774
Unrealized appreciation on investments	1,424,891

Net assets	$26,576,132

Class A
Net asset value and redemption price per share, $17,913,345 / 1,294,791 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.83
Maximum sales charge (4.75% of offering price)	0.69

Maximum offering price to public	$14.52

Class B
Net asset value and offering price per share, $5,729,268 / 413,889 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.84

Class C
Net asset value and offering price per share, $2,826,940 / 204,257 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.84

Class Y
Net asset value, offering and redemption price per share, $106,579 / 7,699 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.84

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2005

INVESTMENT INCOME
Interest	$1,403,756

EXPENSES
Investment management fees	146,806
Transfer agent fees	38,246
Professional fees	31,962
Administrative fees	13,344
Printing and mailing expenses	8,974
Trustees’ fees	7,854
Custodian fees	3,596
Sub-Transfer agent fees	1,863
Distribution fees - Class A	90,833
Distribution fees - Class B	61,990
Distribution fees - Class C	33,130
Miscellaneous	86,407

Gross expenses	525,005
Less: Waiver of investment management fees	(145,214)

Net expenses	379,791

NET INVESTMENT INCOME	1,023,965

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on securities	154,424
Change in unrealized depreciation on securities	(836,603)

NET REALIZED AND UNREALIZED LOSS	(682,179)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$341,786

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE TAX-EXEMPT INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year ended October 31, 2005	Ten Months Ended October 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,023,965	$883,084	$1,150,774
Net realized gain on investments	154,424	27,119	361,227
Net change in unrealized depreciation on investments	(836,603)	(28,654)	(26,329)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	341,786	881,549	1,485,672

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(723,829)	(633,315)	(795,765)
Class B	(188,233)	(170,198)	(245,242)
Class C	(100,754)	(76,331)	(105,896)
Class Y	(4,258)	(3,240)	(3,871)

	(1,017,074)	(883,084)	(1,150,774)

Distributions from net realized capital gains
Class A	(18,705)	(42,079)	(174,718)
Class B	(5,560)	(13,719)	(61,259)
Class C	(2,800)	(6,047)	(26,268)
Class Y	(89)	(190)	(784)

	(27,154)	(62,035)	(263,029)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,044,228)	(945,119)	(1,413,803)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 130,085, 153,405 and 205,213 shares, respectively ]	1,832,187	2,161,531	2,916,029
Capital shares issued in reinvestment of dividends and distributions [ 31,486, 32,920 and 46,689 shares, respectively ]	443,824	461,225	662,869
Capital shares redeemed [ (419,995), (236,830) and (363,660) shares, respectively ]	(5,920,723)	(3,314,567)	(5,162,682)

Total Class A transactions	(3,644,712)	(691,811)	(1,583,784)

Class B
Capital shares sold [ 39,715, 31,580 and 82,474 shares, respectively ]	559,282	446,088	1,169,843
Capital shares issued in reinvestment of dividends and distributions [ 8,414, 9,206 and 14,941 shares, respectively ]	118,616	129,002	212,185
Capital shares redeemed [ (107,224), (125,547) and (158,092) shares, respectively ]	(1,511,483)	(1,749,396)	(2,247,603)

Total Class B transactions	(833,585)	(1,174,306)	(865,575)

Class C
Capital shares sold [ 45,663, 43,756 and 64,810 shares, respectively ]	643,503	622,524	919,509
Capital shares issued in reinvestment of dividends and distributions [ 3,998, 4,484 and 6,965 shares, respectively ]	56,358	62,805	98,909
Capital shares redeemed [ (86,389), (46,363) and (98,639) shares, respectively ]	(1,216,503)	(652,639)	(1,402,613)

Total Class C transactions	(516,642)	32,690	(384,195)

Class Y
Capital shares sold [ 392, 0 and 0 shares, respectively ]	5,504	—	—
Capital shares issued in reinvestment of dividends and distributions [ 141, 124 and 165 shares, respectively ]	1,986	1,738	2,339
Capital shares redeemed [ (75), (47) and (206) shares, respectively ]	(1,049)	(653)	(2,921)

Total Class Y transactions	6,441	1,085	(582)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(4,988,498)	(1,832,342)	(2,834,136)

TOTAL DECREASE IN NET ASSETS	(5,690,940)	(1,895,912)	(2,762,267)
NET ASSETS:
Beginning of period	32,267,072	34,162,984	36,925,251

End of period (a)	$26,576,132	$32,267,072	$34,162,984

(a) Includes accumulated undistributed net investment income of	$7,495	$—	$—

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
Class A			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$29.94	$29.66	$22.47	$27.23	$34.21	$46.61

Income (loss) from investment operations:
Net investment loss	(0.19)	(0.14)	(0.21)	(0.25)	(0.24)	(0.25)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.11	0.42	7.40	(4.51)	(6.75)	(5.44)

Total from investment operations	3.92	0.28	7.19	(4.76)	(6.99)	(5.69)

Less distributions:
Distributions from realized gains	—	—	—	—	—	(6.71)

Redemption fees	— #	— #	— #	— #	0.01	—

Net asset value, end of period	$33.86	$29.94	$29.66	$22.47	$27.23	$34.21

Total return (b)†	13.09%	0.94%	32.00%	(17.48)%	(20.40)%	(14.19)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$195,039	$159,201	$147,894	$96,878	$128,957	$176,467
Ratio of expenses to average net assets:
After waivers (a)	1.65%	1.61%	1.62%	1.67%	1.61%	1.52%
After waivers and fees paid indirectly (a)	1.62%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.65%	1.63%	1.62%	1.67%	1.63%	1.52%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.60)%	(0.56)%	(0.82)%	(0.95)%	(0.84)%	(0.64)%
After waivers and fees paid indirectly (a)	(0.57)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.60)%	(0.58)%	(0.82)%	(0.95)%	(0.86)%	(0.64)%
Portfolio turnover rate (f)	74%	69%	82%	111%	111%	140%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	—	* *	* *	* *	* *	* *

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
Class B				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$27.81	$27.69		$21.09	$25.70	$32.47	$44.80

Income (loss) from investment operations:
Net investment loss	(0.34)	(0.25)		(0.33)	(0.37)	(0.37)	(0.43)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.81	0.37		6.93	(4.24)	(6.40)	(5.19)

Total from investment operations	3.47	0.12		6.60	(4.61)	(6.77)	(5.62)

Less distributions:
Distributions from realized gains	—	—		—	—	—	(6.71)

Redemption fees	— #	—	#	— #	—	—	—

Net asset value, end of period	$31.28	$27.81		$27.69	$21.09	$25.70	$32.47

Total return (b)†	12.51%	0.43%		31.29%	(17.94)%	(20.85)%	(14.65)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$75,060	$66,639		$70,714	$44,262	$56,243	$74,887
Ratio of expenses to average net assets:
After waivers (a)	2.20%	2.16%		2.17%	2.22%	2.16%	2.08%
After waivers and fees paid indirectly (a)	2.17%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.20%	2.18%		2.17%	2.22%	2.18%	2.08%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.15)%	(1.11	)%(e)	(1.39)%	(1.51)%	(1.40)%	(1.17)%
After waivers and fees paid indirectly (a)	(1.12)%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.15)%	(1.13	)%(e)	(1.39)%	(1.51)%	(1.42)%	(1.17)%
Portfolio turnover rate (f)	74%	69%		82%	111%	111%	140%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	—	*	*	* *	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
Class C			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$28.62	$28.49	$21.70	$26.43	$33.40	$45.85

Income (loss) from investment operations:
Net investment loss	(0.35)	(0.26)	(0.35)	(0.38)	(0.38)	(0.44)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.92	0.39	7.14	(4.35)	(6.59)	(5.30)

Total from investment operations	3.57	0.13	6.79	(4.73)	(6.97)	(5.74)

Less distributions:
Distributions from realized gains	—	—	—	—	—	(6.71)

Redemption fees	— #	— #	— #	—	—	—

Net asset value, end of period	$32.19	$28.62	$28.49	$21.70	$26.43	$33.40

Total return (b)†	12.47%	0.46%	31.29%	(17.90)%	(20.87)%	(14.57)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$60,395	$37,032	$28,922	$15,135	$17,156	$23,483
Ratio of expenses to average net assets:
After waivers (a)	2.20%	2.16%	2.16%	2.22%	2.16%	2.08%
After waivers and fees paid indirectly (a)	2.17%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.20%	2.18%	2.16%	2.22%	2.18%	2.08%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.15)%	(1.11)%	(1.39)%	(1.51)%	(1.39)%	(1.17)%
After waivers and fees paid indirectly (a)	(1.12)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.15)%	(1.13)%	(1.39)%	(1.51)%	(1.41)%	(1.17)%
Portfolio turnover rate (f)	74%	69%	82%	111%	111%	140%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	—	* *	* *	* *	* *	* *

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
Class Y				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$31.01	$30.62		$23.09	$27.85	$34.84	$47.14

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.03)		(0.12)	(0.14)	(0.11)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.27	0.42		7.65	(4.62)	(6.88)	(5.52)

Total from investment operations	4.23	0.39		7.53	(4.76)	(6.99)	(5.59)

Less distributions:
Distributions from realized gains	—	—		—	—	—	(6.71)

Redemption fees	—	—	#	— #	—	—	—

Net asset value, end of period	$35.24	$31.01		$30.62	$23.09	$27.85	$34.84

Total return (b)	13.64%	1.27%		32.61%	(17.09)%	(20.06)%	(13.77)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$49,158	$7,125		$4,033	$970	$433	$532
Ratio of expenses to average net assets:
After waivers (a)	1.20%	1.16	%(e)	1.16%	1.23%	1.16%	1.08%
After waivers and fees paid indirectly (a)	1.17%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.20%	1.18	%(e)	1.16%	1.23%	1.18%	1.08%
Ratio of net investment loss to average net assets:
After waivers (a).	(0.15)%	(0.11)%		(0.46)%	(0.56)%	(0.40)%	(0.19)%
After waivers and fees paid indirectly (a)	(0.12)%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.15)%	(0.13)%		(0.46)%	(0.56)%	(0.42)%	(0.19)%
Portfolio turnover rate (f)	74%	69%		82%	111%	111%	140%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	—	*	*	* *	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE DEEP VALUE FUND

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,		May 31, 2001* to December 31, 2001(c)
Class A			2003(c)	2002(c)
Net asset value, beginning of period	$9.92	$9.71	$7.59	$9.93	$10.00

Income (loss) from investment operations:
Net investment income	0.12	0.05	0.07	0.06	0.02
Net realized and unrealized gain (loss) on investments	1.14	0.16	2.12	(2.34)	(0.06)

Total from investment operations	1.26	0.21	2.19	(2.28)	(0.04)

Less distributions:
Dividends from net investment income	(0.07)	—	(0.07)	(0.05)	—
Distributions from realized gains	—	—	—	(0.01)	(0.03)

Total dividends and distributions	(0.07)	—	(0.07)	(0.06)	(0.03)

Redemption fees	— #	—	—	—	(0.03)

Net asset value, end of period	$11.11	$9.92	$9.71	$7.59	$9.93

Total return (b)†	12.75%	2.16%	28.87%	(22.97)%	(0.41)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$26,583	$17,347	$13,462	$6,037	$4,085
Ratio of expenses to average net assets:
After waivers (a)	1.50%	1.50%	1.50%	1.50%	1.50%
After waivers and fees paid indirectly (a)	1.33%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.91%	1.88%	2.06%	2.29%	4.31%
Ratio of net investment income to average net assets:
After waivers (a)	0.89%	0.63%	0.90%	0.67%	0.28%
After waivers and fees paid indirectly (a)	1.06%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.48%	0.25%	0.34%	(0.12)%	(2.53)%
Portfolio turnover rate (f)	101%	34%	30%	43%	16%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06	* *	* *	* *	* *

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,		May 31, 2001* to December 31, 2001(c)
Class B				2003(c)	2002(c)
Net asset value, beginning of period	$9.83	$9.67		$7.57	$9.90	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.01		0.03	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	1.13	0.15		2.10	(2.32)	(0.05)

Total from investment operations	1.19	0.16		2.13	(2.31)	(0.07)

Less distributions:
Dividends from net investment income	(0.01)	—		(0.03)	(0.01)	—
Distributions from realized gains	—	—		—	(0.01)	(0.03)

Total dividends and distributions	(0.01)	—		(0.03)	(0.02)	(0.03)

Redemption Fees	— #	—		—	—	—
Net asset value, end of period	$11.01	$9.83		$9.67	$7.57	$9.90

Total return (b)†	12.14%	1.65%		28.14%	(23.35)%	(0.71)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$16,681	$14,634		$11,917	$6,515	$4,856
Ratio of expenses to average net assets:
After waivers (a)	2.05%	2.05%		2.05%	2.05%	2.05%
After waivers and fees paid indirectly (a)	1.88%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.46%	2.43%		2.62%	2.86%	4.87%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.34%	0.08	%(e)	0.36%	0.12%	(0.28)%
After waivers and fees paid indirectly (a)	0.51%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.07)%	(0.30	)%(e)	(0.21)%	(0.69)%	(3.10)%
Portfolio turnover rate (f)	101%	34%		30%	43%	16%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06	*	*	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE DEEP VALUE FUND

FINANCIAL HIGHLIGHTS — (Continued)

Class C	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,		May 31, 2001* to December 31, 2001(c)
				2003(c)	2002(c)
Net asset value, beginning of period	$9.83	$9.67		$7.57	$9.90	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.01		0.03	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	1.13	0.15		2.10	(2.32)	(0.06)

Total from investment operations	1.19	0.16		2.13	(2.31)	(0.07)

Less distributions:
Dividends from net investment income	(0.01)	—		(0.03)	(0.01)	—
Distributions from realized gains	—	—		—	(0.01)	(0.03)

Total dividends and distributions	(0.01)	—		(0.03)	(0.02)	(0.03)

Net asset value, end of period	$11.01	$9.83		$9.67	$7.57	$9.90

Total return (b)†	12.14%	1.65%		28.20%	(23.38)%	(0.71)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,034	$6,805		$5,020	$2,374	$2,039
Ratio of expenses to average net assets:
After waivers (a)	2.05%	2.05%		2.05%	2.05%	2.05%
After waivers and fees paid indirectly (a)	1.88%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.46%	2.43%		2.61%	2.86%	4.88%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.34%	0.08	%(e)	0.35%	0.13%	(0.26)%
After waivers and fees paid indirectly (a)	0.51%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.07)%	(0.30	)%(e)	(0.21)%	(0.68)%	(3.09)%
Portfolio turnover rate (f)	101%	34%		30%	43%	16%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06	*	*	* *	* *	* *

Class Y	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,		May 31, 2001* to December 31, 2001(c)
				2003(c)	2002(c)
Net asset value, beginning of period	$10.00	$9.75		$7.61	$9.95	$10.00

Income (loss) from investment operations:
Net investment income	0.17	0.09		0.12	0.10	0.04
Net realized and unrealized gain (loss) on investments	1.14	0.16		2.12	(2.35)	(0.06)

Total from investment operations	1.31	0.25		2.24	(2.25)	(0.02)

Less distributions:
Dividends from net investment income	(0.12)	—		(0.10)	(0.08)	—
Distributions from realized gains	—	—		—	(0.01)	(0.03)

Total dividends and distributions	(0.12)	—		(0.10)	(0.09)	(0.03)

Net asset value, end of period	$11.19	$10.00		$9.75	$7.61	$9.95

Total return (b)	13.16%	2.56%		29.45%	(22.61)%	(0.21)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,558	$353		$294	$251	$166
Ratio of expenses to average net assets:
After waivers (a)	1.05%	1.05%		1.05%	1.05%	1.05%
After waivers and fees paid indirectly (a)	0.88%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.46%	1.43%		1.63%	1.88%	3.90%
Ratio of net investment income to average net assets:
After waivers (a)	1.34%	1.08	%(e)	1.39%	1.13%	0.71%
After waivers and fees paid indirectly (a)	1.51%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.93%	0.70	%(e)	0.81%	0.30%	(2.14)%
Portfolio turnover rate (f)	101%	34%		30%	43%	16%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05	*	*	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE EQUITY FUND

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
Class A			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$5.98	$5.82	$3.86	$5.50	$6.81	$7.26

Income (loss) from investment operations:
Net investment loss	(0.08)	(0.06)	(0.06)	(0.06)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	0.59	0.22	2.02	(1.58)	(1.21)	(0.26)

Total from investment operations	0.51	0.16	1.96	(1.64)	(1.28)	(0.33)

Less distributions:
Distributions from realized gains	—	—	—	—	(0.03)	(0.12)

Redemption fees	— #	— #	— #	— #	—	—

Net asset value, end of period	$6.49	$5.98	$5.82	$3.86	$5.50	$6.81

Total return (b)†	8.53%	2.75%	50.78%	(29.82)%	(18.75)%	(4.82)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$71,516	$74,983	$74,468	$34,148	$55,677	$54,319
Ratio of expenses to average net assets:
After waivers (a)	1.60%	1.60%	1.60%	1.60%	1.60%	1.60%
After waivers and fees paid indirectly (a)	1.59%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.74%	1.64%	1.66%	1.78%	1.70%	1.79%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.30)%	(1.27)%	(1.24)%	(1.29)%	(1.21)%	(0.89)%
After waivers and fees paid indirectly (a)	(1.29)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.44)%	(1.31)%	(1.30)%	(1.47)%	(1.31)%	(1.08)%
Portfolio turnover rate (f)	13%	16%	19%	15%	19%	27%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.01	* *	* *	* *	* *	* *

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
Class B			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$5.76	$5.63	$3.76	$5.38	$6.69	$7.17

Income (loss) from investment operations:
Net investment loss	(0.11)	(0.09)	(0.09)	(0.08)	(0.10)	(0.11)
Net realized and unrealized gain (loss) on investments	0.56	0.22	1.96	(1.54)	(1.18)	(0.25)

Total from investment operations	0.45	0.13	1.87	(1.62)	(1.28)	(0.36)

Less distributions:
Distributions from realized gains	—	—	—	—	(0.03)	(0.12)

Redemption fees	— #	— #	— #	—	—	—

Net asset value, end of period	$6.21	$5.76	$5.63	$3.76	$5.38	$6.69

Total return (b)†	7.81%	2.31%	49.73%	(30.11)%	(19.09)%	(5.30)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$46,583	$54,059	$54,939	$32,037	$52,441	$55,021
Ratio of expenses to average net assets:
After waivers (a)	2.15%	2.15%	2.15%	2.15%	2.15%	2.15%
After waivers and fees paid indirectly (a)	2.14%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.29%	2.19%	2.22%	2.34%	2.25%	2.35%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.85)%	(1.82)%	(1.80)%	(1.84)%	(1.76)%	(1.44)%
After waivers and fees paid indirectly (a)	(1.84)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.99)%	(1.86)%	(1.87)%	(2.03)%	(1.86)%	(1.64)%
Portfolio turnover rate (f)	13%	16%	19%	15%	19%	27%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.01	* *	* *	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE EQUITY FUND

FINANCIAL HIGHLIGHTS — (Continued)

Class C	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$5.76	$5.63		$3.76	$5.39	$6.69	$7.17

Income (loss) from investment operations:
Net investment loss	(0.11)	(0.09)		(0.09)	(0.08)	(0.10)	(0.10)
Net realized and unrealized gain (loss) on investments	0.57	0.22		1.96	(1.55)	(1.17)	(0.26)

Total from investment operations	0.46	0.13		1.87	(1.63)	(1.27)	(0.36)

Less distributions:
Distributions from realized gains	—	—		—	—	(0.03)	(0.12)

Redemption fees	— #	—	#	— #	—	—	—

Net asset value, end of period	$6.22	$5.76		$5.63	$3.76	$5.39	$6.69

Total return (b)†	7.99%	2.31%		49.73%	(30.24)%	(18.94)%	(5.30)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$36,834	$42,206		$38,988	$21,557	$35,995	$32,620
Ratio of expenses to average net assets:
After waivers (a)	2.15%	2.15%		2.15%	2.15%	2.15%	2.15%
After waivers and fees paid indirectly (a)	2.14%	N/A		N/A	N/A	N/A	N/A
Before waivers (a)	2.29%	2.19	%(e)	2.22%	2.34%	2.25%	2.33%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.85)%	(1.82)%		(1.80)%	(1.84)%	(1.76)%	(1.46)%
After waivers and fees paid indirectly (a)	(1.84)%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.99)%	(1.86)%		(1.87)%	(2.03)%	(1.86)%	(1.64)%
Portfolio turnover rate (f)	13%	16%		19%	15%	19%	27%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.01	*	*	* *	* *	* *	* *

Class Y	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$6.13	$5.94		$3.93	$5.57	$6.85	$7.26

Income (loss) from investment operations:
Net investment loss.	(0.05)	(0.04)		(0.04)	(0.04)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	0.61	0.23		2.05	(1.60)	(1.21)	(0.26)

Total from investment operations	0.56	0.19		2.01	(1.64)	(1.25)	(0.29)

Less distributions:
Distributions from realized gains	—	—		—	—	(0.03)	(0.12)

Redemption fees	—	—	#	— #	—	—	—

Net asset value, end of period	$6.69	$6.13		$5.94	$3.93	$5.57	$6.85

Total return (b)	9.14%	3.20%		51.15%	(29.44)%	(18.21)%	(4.26)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,408	$4,802		$2,166	$918	$1,004	$376
Ratio of expenses to average net assets:
After waivers (a)	1.15%	1.15%		1.15%	1.15%	1.15%	1.15%
After waivers and fees paid indirectly (a)	1.14%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.29%	1.19	%(e)	1.22%	1.35%	1.24%	1.37%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.85)%	(0.82)%		(0.79)%	(0.83)%	(0.77)%	(0.43)%
After waivers and fees paid indirectly (a)	(0.84)%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.99)%	(0.86)%		(0.86)%	(1.03)%	(0.86)%	(0.65)%
Portfolio turnover rate (f)	13%	16%		19%	15%	19%	27%
Effect of contractual expense limitation during the period
Per share benefit to net investment loss	$0.01		**	**	**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS — (Continued)

Class A	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$25.21	$22.98	$18.40	$22.12	$25.72	$27.48

Income (loss) from investment operations:
Net investment income	0.35	0.21	0.25	0.19	0.20	0.22
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.98	2.15	4.58	(3.55)	(3.24)	1.10

Total from investment operations	2.33	2.36	4.83	(3.36)	(3.04)	1.32

Less distributions:
Dividends from net investment income	(0.16)	(0.13)	(0.25)	(0.19)	(0.18)	(0.22)
Distributions from realized gains	(0.35)	—	—	(0.17)	(0.38)	(2.86)

Total dividends and distributions	(0.51)	(0.13)	(0.25)	(0.36)	(0.56)	(3.08)

Redemption fees	— #	— #	—	—	—	—

Net asset value, end of period	$27.03	$25.21	$22.98	$18.40	$22.12	$25.72

Total return (b)†	9.27%	10.28%	26.38%	(15.23)%	(11.83)%	5.44%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$110,097	$90,020	$70,505	$60,165	$79,215	$95,009
Ratio of expenses to average net assets:
After waivers (a)	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
After waivers and fees paid indirectly (a)	1.48%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.71%	1.62%	1.65%	1.67%	1.58%	1.52%
Ratio of net investment income to average net assets:
After waivers (a)	1.29%	1.05%	1.33%	0.91%	0.84%	0.83%
After waivers and fees paid indirectly (a)	1.31%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.08%	0.93%	1.18%	0.74%	0.76%	0.81%
Portfolio turnover rate (f)	96%	57%	105%	41%	48%	33%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06	**	**	**	**	**

Class B	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$24.74	$22.60	$18.11	$21.77	$25.32	$27.10

Income (loss) from investment operations:
Net investment income.	0.20	0.10	0.15	0.07	0.07	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.93	2.10	4.49	(3.48)	(3.18)	1.09

Total from investment operations	2.13	2.20	4.64	(3.41)	(3.11)	1.16

Less distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.15)	(0.08)	(0.06)	(0.08)
Distributions from realized gains	(0.35)	—	—	(0.17)	(0.38)	(2.86)

Total dividends and distributions	(0.43)	(0.06)	(0.15)	(0.25)	(0.44)	(2.94)

Redemption fees	— #	— #	—	—	—	—

Net asset value, end of period	$26.44	$24.74	$22.60	$18.11	$21.77	$25.32

Total return (b)†	8.65%	9.76%	25.68%	(15.67)%	(12.28)%	4.88%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$49,907	$43,698	$37,491	$30,879	$38,273	$40,221
Ratio of expenses to average net assets:
After waivers (a)	2.05%	2.05%	2.05%	2.05%	2.05%	2.05%
After waivers and fees paid indirectly (a)	2.03%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.26%	2.17%	2.19%	2.22%	2.13%	2.07%
Ratio of net investment income to average net assets:
After waivers (a)	0.74%	0.50%	0.78%	0.36%	0.29%	0.28%
After waivers and fees paid indirectly (a)	0.76%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.53%	0.38%	0.64%	0.19%	0.21%	0.26%
Portfolio turnover rate (f)	96%	57%	105%	41%	48%	33%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06	* *	* *	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS — (Continued)

Class C	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$24.90	$22.75		$18.23	$21.92	$25.49	$27.26

Income (loss) from investment operations:
Net investment income	0.20	0.10		0.15	0.07	0.07	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.96	2.12		4.52	(3.51)	(3.20)	1.10

Total from investment operations	2.16	2.22		4.67	(3.44)	(3.13)	1.17

Less distributions:
Dividends from net investment income	(0.08)	(0.07)		(0.15)	(0.08)	(0.06)	(0.08)
Distributions from realized gains	(0.35)	—		—	(0.17)	(0.38)	(2.86)

Total dividends and distributions	(0.43)	(0.07)		(0.15)	(0.25)	(0.44)	(2.94)

Redemption fees	— #	—	#	—	—	—	—

Net asset value, end of period	$26.63	$24.90		$22.75	$18.23	$21.92	$25.49

Total return (b)†	8.71%	9.76%		25.70%	(15.69)%	(12.28)%	4.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,741	$12,910		$9,452	$6,829	$8,093	$8,391
Ratio of expenses to average net assets:
After waivers (a)	2.05%	2.05%		2.05%	2.05%	2.05%	2.05%
After waivers and fees paid indirectly (a)	2.03%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.26%	2.17	%(e)	2.19%	2.22%	2.13%	2.07%
Ratio of net investment income to average net assets:
After waivers (a)	0.74%	0.50	%(e)	0.78%	0.36%	0.29%	0.28%
After waivers and fees paid indirectly (a)	0.76%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.53%	0.38	%(e)	0.64%	0.19%	0.21%	0.26%
Portfolio turnover rate (f)	96%	57%		105%	41%	48%	33%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06		**	**	**	**	**

Class Y	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$25.24	$22.97		$18.38	$22.10	$25.70	$27.46

Income (loss) from investment operations:
Net investment income	0.48	0.30		0.34	0.28	0.30	0.33
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.98	2.15		4.59	(3.55)	(3.23)	1.11

Total from investment operations	2.46	2.45		4.93	(3.27)	(2.93)	1.44

Less distributions:
Dividends from net investment income	(0.22)	(0.18)		(0.34)	(0.28)	(0.29)	(0.34)
Distributions from realized gains	(0.35)	—		—	(0.17)	(0.38)	(2.86)

Total dividends and distributions	(0.57)	(0.18)		(0.34)	(0.45)	(0.67)	(3.20)

Redemption fees	—	—	#	—	—	—	—

Net asset value, end of period	$27.13	$25.24		$22.97	$18.38	$22.10	$25.70

Total return (b)	9.79%	10.68%		26.99%	(14.85)%	(11.44)%	5.94%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,277	$681		$265	$273	$321	$125
Ratio of expenses to average net assets:
After waivers (a)	1.05%	1.05%		1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly (a)	1.03%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.26%	1.17	%(e)	1.20%	1.22%	1.15%	1.07%
Ratio of net investment income to average net assets:
After waivers (a)	1.74%	1.50	%(e)	1.79%	1.36%	1.28%	1.28%
After waivers and fees paid indirectly (a)	1.76%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.53%	1.38	%(e)	1.64%	1.19%	1.18%	1.26%
Portfolio turnover rate (f)	96%	57%		105%	41%	48%	33%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06		**	**	**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS — (Continued)

Class A	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$7.64	$6.97		$5.11	$5.82	$6.62	$5.58

Income (loss) from investment operations:
Net investment income	0.06	0.07		0.07	0.09	0.04	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.97	0.60		1.88	(0.63)	(0.60)	1.17

Total from investment operations	1.03	0.67		1.95	(0.54)	(0.56)	1.22

Less distributions:
Dividends from net investment income	(0.20)	—		(0.07)	(0.08)	(0.05)	(0.05)
Distributions from realized gains	(0.26)	—		(0.02)	(0.09)	(0.19)	(0.13)

Total dividends and distributions	(0.46)	—		(0.09)	(0.17)	(0.24)	(0.18)

Redemption fees	— #	—	#	— #	—	—	—

Net asset value, end of period	$8.21	$7.64		$6.97	$5.11	$5.82	$6.62

Total return (b)†	13.80%	9.61%		38.21%	(9.21)%	(8.37)%	21.90%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,802	$12,943		$11,152	$8,760	$13,715	$15,674
Ratio of expenses to average net assets:
After waivers (a)	1.75%	1.75%		1.75%	1.75%	1.75%	1.75%
After waivers and fees paid indirectly (a)	1.74%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.20%	1.92%		1.96%	1.99%	1.92%	2.03%
Ratio of net investment income to average net assets:
After waivers (a)	0.76%	1.20%		1.32%	1.55%	0.67%	0.90%
After waivers and fees paid indirectly (a)	0.77%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.31%	1.03%		1.11%	1.31%	0.50%	0.62%
Portfolio turnover rate (f)	25%	25%		87%	9%	56%	26%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03	*	*	* *	* *	* *	* *

Class B	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$7.55	$6.92		$5.08	$5.78	$6.57	$5.55

Income (loss) from investment operations:
Net investment income	0.02	0.04		0.04	0.05	0.01	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.96	0.59		1.86	(0.61)	(0.59)	1.15

Total from investment operations	0.98	0.63		1.90	(0.56)	(0.58)	1.17

Less distributions:
Dividends from net investment income	(0.16)	—		(0.04)	(0.05)	(0.02)	(0.02)
Distributions from realized gains	(0.26)	—		(0.02)	(0.09)	(0.19)	(0.13)

Total dividends and distributions	(0.42)	—		(0.06)	(0.14)	(0.21)	(0.15)

Redemption fees	—	—	#	— #	—	—	—

Net asset value, end of period	$8.11	$7.55		$6.92	$5.08	$5.78	$6.57

Total return (b)†	13.15%	9.10%		37.41%	(9.58)%	(8.84)%	21.18%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$12,294	$10,878		$10,264	$7,725	$9,429	$10,252
Ratio of expenses to average net assets:
After waivers (a)	2.30%	2.30%		2.30%	2.30%	2.30%	2.30%
After waivers and fees paid indirectly (a)	2.29%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.75%	2.47	%(e)	2.51%	2.55%	2.47%	2.61%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.21%	0.65	%(e)	0.77%	0.96%	0.14%	0.31%
After waivers and fees paid indirectly (a)	0.22%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.24)%	0.48	%(e)	0.56%	0.71%	(0.03)%	0.00%@
Portfolio turnover rate (f)	25%	25%		87%	9%	56%	26%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03	*	*	* *	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS — (Continued)

Class C	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$7.53	$6.90		$5.07	$5.78	$6.57	$5.56

Income (loss) from investment operations:
Net investment income	0.02	0.04		0.05	0.06	0.01	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.96	0.59		1.85	(0.63)	(0.59)	1.15

Total from investment operations	0.98	0.63		1.90	(0.57)	(0.58)	1.17

Less distributions:
Dividends from net investment income	(0.16)	—		(0.05)	(0.05)	(0.02)	(0.03)
Distributions from realized gains	(0.26)	—		(0.02)	(0.09)	(0.19)	(0.13)

Total dividends and distributions	(0.42)	—		(0.07)	(0.14)	(0.21)	(0.16)

Redemption fees	—	—	#	— #	—	—	—

Net asset value, end of period	$8.09	$7.53		$6.90	$5.07	$5.78	$6.57

Total return (b)†	13.19%	9.13%		37.48%	(9.80)%	(8.73)%	21.07%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,964	$3,548		$2,980	$1,553	$2,056	$1,903
Ratio of expenses to average net assets:
After waivers (a)	2.30%	2.30%		2.30%	2.30%	2.30%	2.30%
After waivers and fees paid indirectly (a)	2.29%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.75%	2.47%		2.49%	2.54%	2.47%	2.59%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.21%	0.65	%(e)	0.65%	0.98%	0.10%	0.27%
After waivers and fees paid indirectly (a)	0.22%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.24)%	0.48	%(e)	0.46%	0.74%	(0.07)%	(0.02)%
Portfolio turnover rate (f)	25%	25%		87%	9%	56%	26%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03	*	*	* *	* *	* *	* *

Class Y	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$7.69	$6.98		$5.12	$5.84	$6.64	$5.59

Income (loss) from investment operations:
Net investment income	0.10	0.10		0.10	0.11	0.07	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.97	0.61		1.87	(0.63)	(0.60)	1.17

Total from investment operations	1.07	0.71		1.97	(0.52)	(0.53)	1.25

Less distributions:
Dividends from net investment income	(0.24)	—		(0.09)	(0.11)	(0.08)	(0.07)
Distributions from realized gains	(0.26)	—		(0.02)	(0.09)	(0.19)	(0.13)

Total dividends and distributions	(0.50)	—		(0.11)	(0.20)	(0.27)	(0.20)

Redemption fees	—	—	#	— #	—	—	—

Net asset value, end of period	$8.26	$7.69		$6.98	$5.12	$5.84	$6.64

Total return (b)	14.27%	10.17%		38.67%	(8.80)%	(7.89)%	22.39%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,974	$8,737		$7,941	$5,754	$6,258	$6,770
Ratio of expenses to average net assets:
After waivers (a)	1.30%	1.30%		1.30%	1.30%	1.30%	1.30%
After waivers and fees paid indirectly (a)	1.29%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.75%	1.47	%(e)	1.51%	1.55%	1.47%	1.65%
Ratio of net investment income to average net assets:
After waivers (a)	1.21%	1.65%		1.78%	1.96%	1.12%	1.36%
After waivers and fees paid indirectly (a)	1.22%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.76%	1.48%		1.57%	1.71%	0.95%	1.01%
Portfolio turnover rate (f)	25%	25%		87%	9%	56%	26%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.04	*	*	* *	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,			September 29, 2000* to December 31, 2000(c)
				2003(c)	2002(c)	2001(c)
Net asset value, beginning of period	$9.24	$8.96		$7.09	$8.69	$9.75	$10.00

Income (loss) from investment operations:
Net investment income	0.02	0.03		0.01	— #	0.01	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.79	0.25		1.86	(1.63)	(1.05)	(0.33)

Total from investment operations	0.81	0.28		1.87	(1.63)	(1.04)	(0.25)

Less distributions:
Dividends from net investment income	(0.02)	—		—	—	—	—
Distributions from realized gains	— #	—		—	—	(0.02)	—

Total dividends and distributions	(0.02)	—		—	—	(0.02)	—

Redemption fees	— #	—	#	—	0.03	—	—

Net asset value, end of period	$10.03	$9.24		$8.96	$7.09	$8.69	$9.75

Total return (b)†	8.79%	3.13%		26.38%	(18.41)%	(10.70)%	(2.50)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,888	$5,554		$3,640	$2,314	$2,053	$1,103
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.75%	1.75%		1.75%	1.75%	1.75%	1.75%
After waivers, reimbursements and fees paid indirectly (a)	1.74%	N/A		N/A	N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	2.75%	2.53%		3.28%	3.55%	4.05%	13.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.17%	0.33%		0.08%	0.01%	0.10%	0.88%
After waivers, reimbursements and fees paid indirectly (a)	0.18%	N/A		N/A	N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	(0.83)%	(0.45)%		(1.45)%	(1.79)%	(2.20)%	(10.40)%
Portfolio turnover rate (f)	45%	32%		39%	32%	44%	16%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.10	*	*	* *	* *	* *	* *

Class B	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,			September 29, 2000* to December 31, 2000(c)
				2003(c)	2002(c)	2001(c)
Net asset value, beginning of period	$9.03	$8.80		$7.00	$8.62	$9.74	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.01)		(0.04)	(0.04)	(0.04)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.78	0.24		1.84	(1.60)	(1.06)	(0.29)

Total from investment operations	0.74	0.23		1.80	(1.64)	(1.10)	(0.26)

Less distributions:
Distributions from realized gains	—	—		—	—	(0.02)	—

Redemption fees	—	—	#	—	0.02	—	—

Net asset value, end of period	$9.77	$9.03		$8.80	$7.00	$8.62	$9.74

Total return (b)†	8.31%	2.61%		25.71%	(18.79)%	(11.33)%	(2.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,020	$2,521		$1,903	$1,057	$1,036	$588
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.30%	2.30%		2.30%	2.30%	2.30%	2.30%
After waivers, reimbursements and fees paid indirectly (a)	2.29%	N/A		N/A	N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	3.30%	3.08	%(e)	3.83%	4.08%	4.61%	13.58%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.38)%	(0.22	)%(e)	(0.48)%	(0.53)%	(0.43)%	0.33%
After waivers, reimbursements and fees paid indirectly (a)	(0.37)%	N/A		N/A	N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	(1.38)%	(1.00	)%(e)	(2.01)%	(2.31)%	(2.74)%	(10.95)%
Portfolio turnover rate (f)	45%	32%		39%	32%	44%	16%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.10	*	*	* *	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND

FINANCIAL HIGHLIGHTS — (Continued)

Class C	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,			September 29, 2000* to December 31, 2000(c)
				2003(c)	2002(c)	2001(c)
Net asset value, beginning of period	$9.03	$8.79		$6.99	$8.62	$9.74	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.01)		(0.04)	(0.04)	(0.04)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.78	0.25		1.84	(1.61)	(1.06)	(0.30)

Total from investment operations	0.74	0.24		1.80	(1.65)	(1.10)	(0.26)

Less distributions:
Distributions from realized gains	—	—		—	—	(0.02)	—

Redemption fees	—	—	#	—	0.02	—	—

Net asset value, end of period	$9.77	$9.03		$8.79	$6.99	$8.62	$9.74

Total return (b)†	8.19%	2.73%		25.75%	(18.91)%	(11.33)%	(2.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,598	$2,200		$1,439	$632	$475	$361
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.30%	2.30%		2.30%	2.30%	2.30%	2.30%
After waivers, reimbursements and fees paid indirectly (a)	2.29%	N/A		N/A	N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	3.30%	3.08%		3.80%	4.14%	4.63%	13.58%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.38)%	(0.22	)%(e)	(0.51)%	(0.57)%	(0.43)%	0.45%
After waivers and fees paid indirectly (a)	(0.37)%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.38)%	(1.00	)%(e)	(2.01)%	(2.41)%	(2.76)%	(10.83)%
Portfolio turnover rate (f)	45%	32%		39%	32%	44%	16%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.10	*	*	* *	* *	* *	* *

Class Y	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,			September 29, 2000* to December 31, 2000(c)
				2003(c)	2002(c)	2001(c)
Net asset value, beginning of period	$9.42	$9.10		$7.17	$8.74	$9.76	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.03		(0.04)	0.03	0.05	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions.	0.81	0.29		1.97	(1.62)	(1.05)	(0.36)

Total from investment operations	0.87	0.32		1.93	(1.59)	(1.00)	(0.24)

Less distributions:
Dividends from net investment income	(0.07)	—		—	—	—	—
Distributions from realized gains	—	—		—	—	(0.02)	—

Total dividends and distributions	(0.07)	—		—	—	(0.02)	—

Redemption fees	—	—	#	—	0.02	—	—

Net asset value, end of period	$10.22	$9.42		$9.10	$7.17	$8.74	$9.76

Total return (b)	9.22%	3.52%		26.92%	(17.96)%	(10.28)%	(2.40)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,994	$1,917		$225	$126	$120	$98
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.30%	1.30%		1.30%	1.30%	1.30%	1.30%
After waivers, reimbursements and fees paid indirectly (a)	1.29%	N/A		N/A	N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	2.30%	2.08	%(e)	2.80%	3.12%	3.63%	12.58%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.62%	0.78	%(e)	0.50%	0.44%	0.57%	1.59%
After waivers, reimbursements and fees paid indirectly (a)	0.63%	N/A		N/A	N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	(0.38)%	0.00	%@(e)	(1.00)%	(1.38)%	(1.76)%	(9.69)%
Portfolio turnover rate (f)	45%	32%		39%	32%	44%	16%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.10	*	*	* *	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS — (Continued)

Class A	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$12.73	$12.67	$12.88	$12.38	$12.11	$11.57

Income (loss) from investment operations:
Net investment income	0.46	0.37	0.49	0.59	0.66	0.65
Net realized and unrealized gain (loss) on investments	(0.33)	0.06	(0.22)	0.48	0.24	0.54

Total from investment operations	0.13	0.43	0.27	1.07	0.90	1.19

Less distributions:
Dividends from net investment income	(0.45)	(0.37)	(0.45)	(0.58)	(0.64)	(0.65)
Distributions from realized gains	—	—	(0.03)	—	—	—

Total dividends and distributions	(0.45)	(0.37)	(0.48)	(0.58)	(0.64)	(0.65)

Redemption fees	— #	— #	— #	0.01	0.01	—

Net asset value, end of period	$12.41	$12.73	$12.67	$12.88	$12.38	$12.11

Total return (b)†	1.00%	3.49%	2.13%	8.96%	7.67%	10.69%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$111,083	$113,032	$110,070	$125,270	$94,130	$80,994
Ratio of expenses to average net assets:
After waivers (a)	1.25%	1.25%	1.25%	1.27%	1.30%	1.30%
Before waivers (a)	1.64%	1.52%	1.49%	1.47%	1.37%	1.36%
Ratio of net investment income to average net assets:
After waivers (a)	3.62%	3.52%	3.82%	4.70%	5.32%	5.58%
Before waivers (a)	3.23%	3.25%	3.58%	4.50%	5.25%	5.52%
Portfolio turnover rate (f)	21%	8%	50%	11%	15%	7%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05	* *	* *	* *	* *	* *

Class B	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$12.71	$12.65		$12.86	$12.37	$12.11	$11.57

Income (loss) from investment operations:
Net investment income	0.39	0.31		0.42	0.52	0.59	0.59
Net realized and unrealized gain (loss)on investments	(0.33)	0.07		(0.22)	0.48	0.24	0.54

Total from investment operations	0.06	0.38		0.20	1.00	0.83	1.13

Less distributions:
Dividends from net investment income	(0.38)	(0.32)		(0.38)	(0.51)	(0.57)	(0.59)
Distributions from realized gains	—	—		(0.03)	—	—	—

Total dividends and distributions	(0.38)	(0.32)		(0.41)	(0.51)	(0.57)	(0.59)

Redemption fees	— #	—	#	— #	— #	—	—

Net asset value, end of period	$12.39	$12.71		$12.65	$12.86	$12.37	$12.11

Total return (b)†	0.45%	3.02%		1.57%	8.29%	7.00%	10.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$62,764	$75,214		$88,538	$104,677	$66,898	$41,344
Ratio of expenses to average net assets:
After waivers (a)	1.80%	1.80%		1.80%	1.82%	1.85%	1.85%
Before waivers (a)	2.19%	2.07%		2.04%	2.03%	1.92%	1.91%
Ratio of net investment income to average net assets:
After waivers (a)	3.07%	2.97	%(e)	3.25%	4.13%	4.75%	5.06%
Before waivers (a)	2.68%	2.70	%(e)	3.01%	3.92%	4.68%	5.00%
Portfolio turnover rate (f)	21%	8%		50%	11%	15%	7%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05	*	*	* *	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS — (Continued)

Class C	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$12.71	$12.65		$12.86	$12.37	$12.11	$11.57

Income (loss) from investment operations:
Net investment income	0.39	0.31		0.42	0.52	0.59	0.59
Net realized and unrealized gain (loss) on investments	(0.33)	0.07		(0.22)	0.48	0.24	0.54

Total from investment operations	0.06	0.38		0.20	1.00	0.83	1.13

Less distributions:
Dividends from net investment income	(0.38)	(0.32)		(0.38)	(0.51)	(0.57)	(0.59)
Distributions from realized gains	—	—		(0.03)	—	—	—

Total dividends and distributions	(0.38)	(0.32)		(0.41)	(0.51)	(0.57)	(0.59)

Redemption fees	— #	—	#	— #	—	—	—

Net asset value, end of period	$12.39	$12.71		$12.65	$12.86	$12.37	$12.11

Total return (b)†	0.45%	3.02%		1.57%	8.28%	6.99%	10.08%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$16,880	$20,321		$23,930	$27,942	$16,798	$8,692
Ratio of expenses to average net assets:
After waivers (a)	1.80%	1.80%		1.80%	1.82%	1.85%	1.85%
Before waivers (a)	2.19%	2.07%		2.04%	2.03%	1.92%	1.90%
Ratio of net investment income to average net assets:
After waivers (a)	3.07%	2.97	%(e)	3.26%	4.12%	4.72%	5.02%
Before waivers (a)	2.68%	2.70	%(e)	3.02%	3.91%	4.65%	4.97%
Portfolio turnover rate (f)	21%	8%		50%	11%	15%	7%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05	*	*	* *	* *	* *	* *

Class Y	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$12.72	$12.65		$12.86	$12.37	$12.11	$11.56

Income (loss) from investment operations:
Net investment income.	0.51	0.42		0.56	0.65	0.72	0.71
Net realized and unrealized gain (loss) on investments	(0.33)	0.07		(0.23)	0.48	0.24	0.55

Total from investment operations	0.18	0.49		0.33	1.13	0.96	1.26

Less distributions:
Dividends from net investment income	(0.51)	(0.42)		(0.51)	(0.64)	(0.70)	(0.71)
Distributions from realized gains	—	—		(0.03)	—	—	—

Total dividends and distributions	(0.51)	(0.42)		(0.54)	(0.64)	(0.70)	(0.71)

Redemption fees	—	—	#	— #	—	—	—

Net asset value, end of period	$12.39	$12.72		$12.65	$12.86	$12.37	$12.11

Total return (b)	1.38%	3.95%		2.59%	9.37%	8.07%	11.28%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$34,008	$22,222		$18,720	$10,242	$7,669	$7,171

Ratio of expenses to average net assets:
After waivers (a)	0.80%	0.80%		0.80%	0.82%	0.85%	0.85%
Before waivers (a)	1.19%	1.07%		1.05%	1.03%	0.92%	0.91%
Ratio of net investment income to average net assets:
After waivers (a)	4.07%	3.97	%(e)	4.37%	5.18%	5.78%	6.06%
Before waivers (a)	3.68%	3.70	%(e)	4.12%	4.97%	5.71%	6.00%
Portfolio turnover rate (f)	21%	8%		50%	11%	15%	7%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05	*	*	* *	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
Class A				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$31.85	$30.52		$24.11	$32.88	$38.55	$38.57

Income (loss) from investment operations:
Net investment income	0.19	0.04		0.09	0.03	0.07	0.06
Net realized and unrealized gain (loss) on investments	3.88	1.29	(h)	6.35	(8.80)	(5.59)	(0.08)

Total from investment operations	4.07	1.33		6.44	(8.77)	(5.52)	(0.02)

Less distributions:
Dividends from net investment income	—	—		(0.03)	—	—	—
Distributions from realized gains	—	—		—	—	(0.15)	—

Total dividends and distributions	—	—		(0.03)	—	(0.15)	—

Redemption Fees	— #	—		—	—	—	—

Net asset value, end of period	$35.92	$31.85	(h)	$30.52	$24.11	$32.88	$38.55

Total return (b)†	12.81%	4.33%		26.71%	(26.67)%	(14.32)%	(0.05)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$77,158	$68,849		$60,352	$50,361	$84,159	$94,885
Ratio of expenses to average net assets:
After waivers (a)	1.50%	1.50%		1.50%	1.50%	1.50%	1.50%
After waivers and fees paid indirectly (a)	1.49%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.83%	1.72%		1.74%	1.71%	1.59%	1.54%
Ratio of net investment income to average net assets:
After waivers (a)	0.55%	0.16%		0.37%	0.11%	0.21%	0.15%
After waivers and fees paid indirectly (a)	0.56%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.22%	(0.06)%		0.13%	(0.10)%	0.12%	0.11%
Portfolio turnover rate (f)	42%	33%		118%	17%	3%	10%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.11	*	*	* *	* *	* *	* *

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
Class B				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$30.76	$29.60		$23.49	$32.22	$37.99	$38.20

Income (loss) from investment operations:
Net investment income (loss)	— #	(0.10)		(0.05)	(0.12)	(0.12)	(0.16)
Net realized and unrealized gain (loss) on investments	3.74	1.26	(i)	6.16	(8.61)	(5.50)	(0.05)

Total from investment operations	3.74	1.16		6.11	(8.73)	(5.62)	(0.21)

Less distributions:
Distributions from realized gains	—	—		—	—	(0.15)	—

Redemption Fees	— #	—		—	—	—	—

Net asset value, end of period	$34.50	$30.76	(i)	$29.60	$23.49	$32.22	$37.99

Total return (b)†	12.20%	3.89%		26.01%	(27.09)%	(14.80)%	(0.55)%

Ratios/Supplemental Data:
Net assets, end of period (000's)	$72,198	$77,038		$84,510	$73,049	$118,866	$124,127
Ratio of expenses to average net assets:
After waivers (a)	2.05%	2.05%		2.05%	2.05%	2.05%	2.05%
After waivers and fees paid indirectly (a)	2.04%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.38%	2.27	%(e)	2.29%	2.26%	2.14%	2.09%
Ratio of net investment income (loss) to average net assets:
After waivers (a).	0.00%@	(0.39)%		(0.18)%	(0.43)%	(0.35)%	(0.40)%
After waivers and fees paid indirectly (a)	0.01%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.33)%	(0.61)%		(0.42)%	(0.64)%	(0.44)%	(0.44)%
Portfolio turnover rate (f)	42%	33%		118%	17%	3%	10%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.11	*	*	* *	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
Class C			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$30.80	$29.64	$23.52	$32.25	$38.03	$38.24

Income (loss) from investment operations:
Net investment income (loss)	— #	(0.10)	(0.05)	(0.12)	(0.12)	(0.16)
Net realized and unrealized gain (loss) on investments	3.74	1.26 (j)	6.17	(8.61)	(5.51)	(0.05)

Total from investment operations	3.74	1.16	6.12	(8.73)	(5.63)	(0.21)

Less distributions:
Distributions from realized gains	—	—	—	—	(0.15)	—

Redemption fees	— #	—	—	—	—	—

Net asset value, end of period	$34.54	$30.80 (j)	$29.64	$23.52	$32.25	$38.03

Total return (b)†	12.18%	3.88%	26.02%	(27.07)%	(14.81)%	(0.55)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$16,729	$16,060	$15,884	$13,380	$22,263	$22,239
Ratio of expenses to average net assets:
After waivers (a)	2.05%	2.05%	2.05%	2.05%	2.05%	2.05%
After waivers and fees paid indirectly (a)	2.04%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.38%	2.27%	2.29%	2.26%	2.14%	2.09%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.00%@	(0.39)%	(0.18)%	(0.43)%	(0.35)%	(0.40)%
After waivers and fees paid indirectly (a)	0.01%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.33)%	(0.61)%	(0.42)%	(0.64)%	(0.44)%	(0.44)%
Portfolio turnover rate (f)	42%	33%	118%	17%	3%	10%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.11	* *	* *	* *	* *	* *

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
Class Y			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$32.75	$31.26	$24.67	$33.50	$39.08	$38.91

Income (loss) from investment operations:
Net investment income	0.36	0.16	0.22	0.16	0.23	0.23
Net realized and unrealized gain (loss) on investments	3.99	1.33 (k)	6.52	(8.99)	(5.66)	(0.06)

Total from investment operations	4.35	1.49	6.74	(8.83)	(5.43)	0.17

Less distributions:
Dividends from net investment income	—	—	(0.15)	—	—	—
Distributions from realized gains	—	—	—	—	(0.15)	—

Total dividends and distributions	—	—	(0.15)	—	(0.15)	—

Redemption fees	— #	—	—	—	—	—

Net asset value, end of period	$37.10	$32.75 (k)	$31.26	$24.67	$33.50	$39.08

Total return (b)	13.32%	4.73%	27.33%	(26.36)%	(13.90)%	0.44%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$22,631	$19,403	$17,118	$10,011	$13,217	$16,892
Ratio of expenses to average net assets
After waivers (a)	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly (a)	1.04%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.38%	1.27%	1.29%	1.26%	1.14%	1.09%
Ratio of net investment income to average net assets:
After waivers (a)	1.00%	0.61%	0.81%	0.56%	0.66%	0.58%
After waivers and fees paid indirectly (a)	1.01%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.67%	0.39%	0.57%	0.35%	0.57%	0.54%
Portfolio turnover rate (f)	42%	33%	118%	17%	3%	10%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.12	* *	* *	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE HIGH-YIELD BOND FUND

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
Class A			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$9.97	$9.80	$8.76	$9.48	$9.74	$10.99

Income (loss) from investment operations:
Net investment income	0.63	0.52	0.65	0.69	0.81	0.94
Net realized and unrealized gain (loss) on investments	(0.41)	0.17	1.04	(0.73)	(0.26)	(1.25)

Total from investment operations	0.22	0.69	1.69	(0.04)	0.55	(0.31)

Less distributions:
Dividends from net investment income	(0.63)	(0.52)	(0.65)	(0.69)	(0.81)	(0.94)

Redemption fees	— #	— #	— #	0.01	—	—

Net asset value, end of period	$9.56	$9.97	$9.80	$8.76	$9.48	$9.74

Total return (b)†	2.20%	7.28%	19.90%	(0.18)%	5.73%	(2.96)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$100,731	$108,142	$123,603	$96,790	$63,928	$54,612
Ratio of expenses to average net assets:
After waivers (a)	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%
After waivers and fees paid indirectly (a)	1.30%	NA	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.46%	1.38%	1.39%	1.47%	1.45%	1.42%
Ratio of net investment income to average net assets:
After waivers (a)	6.40%	6.39%	6.92%	7.69%	8.27%	9.01%
After waivers and fees paid indirectly (a)	6.40%	NA	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	6.24%	6.31%	6.83%	7.52%	8.12%	8.89%
Portfolio turnover rate (f)	46%	58%	55%	66%	75%	61%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02	* *	* *	* *	* *	* *

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
Class B			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$9.96	$9.79	$8.75	$9.48	$9.74	$10.99

Income (loss) from investment operations:
Net investment income	0.57	0.47	0.60	0.64	0.76	0.88
Net realized and unrealized gain (loss) on investments	(0.41)	0.17	1.04	(0.73)	(0.26)	(1.25)

Total from investment operations	0.16	0.64	1.64	(0.09)	0.50	(0.37)

Less distributions:
Dividends from net investment income	(0.57)	(0.47)	(0.60)	(0.64)	(0.76)	(0.88)

Redemption fees	— #	— #	— #	—	—	—

Net asset value, end of period	$9.55	$9.96	$9.79	$8.75	$9.48	$9.74

Total return (b)†	1.65%	6.79%	19.26%	(0.83)%	5.15%	(3.49)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$56,237	$71,373	$78,059	$54,214	$47,564	$32,631
Ratio of expenses to average net assets:
After waivers (a)	1.85%	1.85%	1.85%	1.85%	1.85%	1.85%
After waivers and fees paid indirectly (a)	1.85%	NA	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.01%	1.93%	1.94%	2.02%	2.00%	1.97%
Ratio of net investment income to average net assets:
After waivers (a)	5.85%	5.84%	6.37%	7.15%	7.71%	8.47%
After waivers and fees paid indirectly (a)	5.85%	NA	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	5.69%	5.76%	6.28%	6.98%	7.56%	8.35%
Portfolio turnover rate (f)	46%	58%	55%	66%	75%	61%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02	* *	* *	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE HIGH-YIELD BOND FUND

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
Class C				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$9.96	$9.79		$8.75	$9.48	$9.74	$10.99

Income (loss) from investment operations:
Net investment income	0.57	0.47		0.60	0.64	0.76	0.88
Net realized and unrealized gain (loss) on investments	(0.41)	0.17		1.04	(0.73)	(0.26)	(1.25)

Total from investment operations	0.16	0.64		1.64	(0.09)	0.50	(0.37)

Less distributions:
Dividends from net investment income	(0.57)	(0.47)		(0.60)	(0.64)	(0.76)	(0.88)

Redemption fees	—	—	#	— #	—	—	—

Net asset value, end of period	$9.55	$9.96		$9.79	$8.75	$9.48	$9.74

Total return (b)†	1.65%	6.79%		19.25%	(0.84)%	5.15%	(3.49)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$33,661	$45,239		$56,936	$29,060	$13,902	$7,035
Ratio of expenses to average net assets:
After waivers (a)	1.85%	1.85%		1.85%	1.85%	1.85%	1.85%
After waivers and fees paid indirectly (a)	1.85%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.01%	1.93%		1.94%	2.02%	1.99%	1.96%
Ratio of net investment income to average net assets:
After waivers (a)	5.85%	5.84	%(e)	6.29%	7.12%	7.64%	8.47%
After waivers and fees paid indirectly (a)	5.85%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	5.69%	5.76	%(e)	6.20%	6.95%	7.50%	8.36%
Portfolio turnover rate (f)	46%	58%		55%	66%	75%	61%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02	*	*	* *	* *	* *	* *

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
Class Y				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$9.98	$9.81		$8.77	$9.49	$9.74	$10.99

Income (loss) from investment operations:
Net investment income	0.67	0.55		0.68	0.73	0.86	0.99
Net realized and unrealized gain (loss) on investments	(0.42)	0.17		1.05	(0.72)	(0.25)	(1.25)

Total from investment operations	0.25	0.72		1.73	0.01	0.61	(0.26)

Less distributions:
Dividends from net investment income	(0.67)	(0.55)		(0.69)	(0.73)	(0.86)	(0.99)

Redemption fees	—	—	#	— #	—	—	—

Net asset value, end of period	$9.56	$9.98		$9.81	$8.77	$9.49	$9.74

Total return (b)	2.55%	7.67%		20.41%	0.29%	6.32%	(2.52)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$32,879	$30,572		$26,677	$5,555	$4,189	$808
Ratio of expenses to average net assets:
After waivers (a)	0.85%	0.85%		0.85%	0.85%	0.85%	0.85%
After waivers and fees paid indirectly (a)	0.85%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.01%	0.93%		0.94%	1.02%	1.00%	0.97%
Ratio of net investment income to average net assets:
After waivers (a)	6.85%	6.84	%(e)	7.15%	8.17%	8.72%	9.48%
After waivers and fees paid indirectly (a)	6.85%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	6.69%	6.76	%(e)	7.06%	8.00%	8.57%	9.36%
Portfolio turnover rate (f)	46%	58%		55%	66%	75%	61%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02	*	*	* *	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
Class A				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$12.86	$13.39		$10.30	$12.82	$18.35	$23.81

Income (loss) from investment operations:
Net investment income (loss)	0.04	0.01		0.01	0.04	(0.07)	(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.36	(0.54)		3.04	(2.58)	(5.49)	(4.53)

Total from investment operations	2.40	(0.53)		3.05	(2.54)	(5.56)	(4.69)

Less distributions:
Dividends from net investment income	(0.02)	—		—	—	—	—
Distributions from realized gains	—	—		—	—	—	(0.77)

Total dividends and distributions	(0.02)	—		—	—	—	(0.77)

Redemption fees	— #	—	#	0.04	0.02	0.03	—

Net asset value, end of period	$15.24	$12.86		$13.39	$10.30	$12.82	$18.35

Total return (b)†	18.59%	(3.96)%		30.00%	(19.66)%	(30.14)%	(19.75)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$35,599	$32,757		$30,444	$23,226	$34,589	$49,770
Ratio of expenses to average net assets:
After waivers (a)	1.85%	1.85%		1.85%	1.85%	1.96%	1.85%
After waivers and fees paid indirectly (a)	1.74%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.19%	1.88%		1.95%	2.10%	1.96%	1.85%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.14%	0.05%		0.06%	0.35%	(0.50)%	(0.76)%
After waivers and fees paid indirectly (a)	0.25%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.20)%	0.02%		(0.04)%	0.10%	(0.50)%	(0.76)%
Portfolio turnover rate (f)	136%	115%		56%	182%	99%	66%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.05	*	*	* *	* *	* *	* *

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October31, 2004(c)		Year Ended December 31,
Class B				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$12.23	$12.78		$9.89	$12.40	$17.89	$23.40

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.05)		(0.05)	(0.02)	(0.16)	(0.27)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.23	(0.50)		2.87	(2.49)	(5.33)	(4.47)

Total from investment operations	2.19	(0.55)		2.82	(2.51)	(5.49)	(4.74)

Less distributions:
Dividends from net investment income	(0.02)	—		—	—	—	—
Distributions from realized gains	—	—		—	—	—	(0.77)

Total dividends and distributions	(0.02)	—		—	—	—	(0.77)

Redemption fees	— #	—		0.07	—	—	—

Net asset value, end of period	$14.40	$12.23		$12.78	$9.89	$12.40	$17.89

Total return (b)†	17.91%	(4.30)%		29.22%	(20.24)%	(30.69)%	(20.32)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$19,327	$18,181		$21,726	$16,905	$21,738	$26,569
Ratio of expenses to average net assets:
After waivers (a)	2.40%	2.40%		2.40%	2.40%	2.53%	2.40%
After waivers and fees paid indirectly (a)	2.29%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.74%	2.43	%(e)	2.50%	2.65%	2.53%	2.40%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.41)%	(0.45)%		(0.49)%	(0.21)%	(1.13)%	(1.32)%
After waivers and fees paid indirectly (a)	(0.30)%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.75)%	(0.48)%		(0.59)%	(0.46)%	(1.13)%	(1.32)%
Portfolio turnover rate (f)	136%	115%		56%	182%	99%	66%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss.	$0.05	*	*	* *	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
Class C				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$12.31	$12.88		$9.97	$12.50	$18.04	$23.59

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.05)		(0.05)	(0.02)	(0.15)	(0.27)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.25	(0.52)		2.89	(2.52)	(5.39)	(4.51)

Total from investment operations	2.21	(0.57)		2.84	(2.54)	(5.54)	(4.78)

Less distributions:
Dividends from net investment income	(0.02)	—		—	—	—	—
Distributions from realized gains	—	—		—	—	—	(0.77)

Total dividends and distributions	(0.02)	—		—	—	—	(0.77)

Redemption fees	— #	—	#	0.07	0.01	—	—

Net asset value, end of period	$14.50	$12.31		$12.88	$9.97	$12.50	$18.04

Total return (b)†	17.96%	(4.43)%		29.19%	(20.24)%	(30.71)%	(20.33)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,091	$8,796		$8,718	$6,375	$8,512	$7,750
Ratio of expenses to average net assets:
After waivers (a)	2.40%	2.40%		2.40%	2.40%	2.52%	2.40%
After waivers and fees paid indirectly (a)	2.29%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.74%	2.43	%(e)	2.50%	2.65%	2.52%	2.40%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.41)%	(0.45	)%(e)	(0.51)%	(0.19)%	(1.12)%	(1.32)%
After waivers and fees paid indirectly (a)	(0.30)%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.75)%	(0.48)%		(0.61)%	(0.44)%	(1.12)%	(1.32)%
Portfolio turnover rate (f)	136%	115%		56%	182%	99%	66%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss.	$0.05	*	*	* *	* *	* *	* *

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
Class Y				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$13.08	$13.56		$10.39	$12.90	$18.41	$23.82

Income (loss) from investment operations:
Net investment income (loss)	0.10	0.06		0.06	0.09	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.40	(0.54)		3.04	(2.61)	(5.49)	(4.58)

Total from investment operations	2.50	(0.48)		3.10	(2.52)	(5.51)	(4.64)

Less distributions:
Dividends from net investment income	(0.02)	—		—	—	—	—
Distributions from realized gains	—	—		—	—	—	(0.77)

Total dividends and distributions	(0.02)	—		—	—	—	(0.77)

Redemption fees	—	—	#	0.07	0.01	—	—

Net asset value, end of period	$15.56	$13.08		$13.56	$10.39	$12.90	$18.41

Total return (b)	19.12%	(3.54)%		30.51%	(19.46)%	(29.93)%	(19.53)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,937	$15,199		$15,097	$10,616	$13,797	$20,515
Ratio of expenses to average net assets:
After waivers (a)	1.40%	1.40%		1.40%	1.40%	1.53%	1.39%
After waivers and fees paid indirectly (a)	1.29%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.74%	1.43	%(e)	1.50%	1.65%	1.53%	1.39%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.59%	0.55	%(e)	0.50%	0.80%	(0.12)%	0.30%
After waivers and fees paid indirectly (a)	0.70%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.25%	0.52%		0.40%	0.55%	(0.12)%	0.30%
Portfolio turnover rate (f)	136%	115%		56%	182%	99%	66%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05	*	*	* *	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE MONEY MARKET FUND

FINANCIAL HIGHLIGHTS — (Continued)

Class A	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.02	0.01	0.01	0.01	0.04	0.06
Net realized and unrealized gain (loss) on investments	— #	—	— #	—	—	—

Total from investment operations	0.02	0.01	0.01	0.01	0.04	0.06

Less distributions:
Dividends from net investment income	(0.02)	(0.01)	(0.01)	(0.01)	(0.04)	(0.06)

Payment by Affiliate	—	—	— #	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return (b)(d)†	2.19%	0.53%	0.68%	1.34%	3.71%	6.05%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$70,506	$335,344	$357,586	$264,161	$251,503	$272,225
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.69%	0.65%	0.68%	0.62%	0.56%
Before waivers (a)	0.92%	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets:
After waivers (a)	1.95%	0.63%	0.67%	1.32%	3.65%	5.91%
Before waivers (a)	1.73%	N/A	N/A	N/A	N/A	N/A
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	**	**	**	**	**

Class B	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.02	0.01	0.01	0.01	0.04	0.06
Net realized and unrealized gain (loss) on investments	— #	—	— #	—	—	—

Total from investment operations	0.02	0.01	0.01	0.01	0.04	0.06

Less distributions:
Dividends from net investment income	(0.02)	(0.01)	(0.01)	(0.01)	(0.04)	(0.06)

Payment by Affiliate	—	—	— #	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return (b)(d)†	2.19%	0.53%	0.68%	1.34%	3.71%	6.05%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$28,125	$38,670	$46,452	$56,323	$44,045	$28,096
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.69%	0.65%	0.68%	0.62%	0.56%
Before waivers (a)	0.92%	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets:
After waivers (a)	1.95%	0.63%	0.67%	1.32%	3.65%	5.91%
Before waivers (a)	1.73%	N/A	N/A	N/A	N/A	N/A
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	**	**	**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE MONEY MARKET FUND

FINANCIAL HIGHLIGHTS — (Continued)

Class C	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.02	0.01	0.01	0.01	0.04	0.06
Net realized and unrealized gain (loss) on investments	— #	—	— #	—	—	—

Total from investment operations	0.02	0.01	0.01	0.01	0.04	0.06

Less distributions:
Dividends from net investment income	(0.02)	(0.01)	(0.01)	(0.01)	(0.04)	(0.06)

Payment by Affiliate	—	—	— #	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return (b)(d)†	2.19%	0.53%	0.68%	1.34%	3.71%	6.05%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,523	$11,301	$10,735	$12,775	$10,632	$8,709
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.69%	0.65%	0.68%	0.62%	0.56%
Before waivers (a)	0.92%	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets:
After waivers (a)	1.95%	0.63%	0.67%	1.32%	3.65%	5.91%
Before waivers (a)	1.73%	N/A	N/A	N/A	N/A	N/A
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	**	**	**	**	**

Class Y	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.02	0.01	0.01	0.01	0.04	0.06
Net realized and unrealized gain (loss) on investments	— #	—	— #	—	—	—

Total from investment operations	0.02	0.01	0.01	0.01	0.04	0.06

Less distributions:
Dividends from net investment income	(0.02)	(0.01)	(0.01)	(0.01)	(0.04)	(0.06)

Payment by Affiliate	—	—	— #	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return (b)(d)	2.19%	0.53%	0.68%	1.34%	3.71%	6.05%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,951	$7,569	$4,939	$4,298	$3,160	$2,666
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.69%	0.65%	0.68%	0.62%	0.56%
Before waivers (a)	0.92%	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets:
After waivers (a)	1.95%	0.63%	0.67%	1.32%	3.65%	5.91%
Before waivers (a)	1.73%	N/A	N/A	N/A	N/A	N/A
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	**	**	**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE MULTI-CAP GROWTH FUND (g)

FINANCIAL HIGHLIGHTS — (Continued)

Class A	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$9.62	$9.91	$7.41	$11.55	$13.98	$20.09

Income (loss) from investment operations:
Net investment income (loss)	— #	(0.13)	(0.12)	(0.13)	(0.12)	(0.20)
Net realized and unrealized gain (loss) on investments	1.26	(0.16)	2.62	(4.01)	(2.31)	(5.91)

Total from investment operations	1.26	(0.29)	2.50	(4.14)	(2.43)	(6.11)

Resignation fees	— #	—	—	—	—	—

Net asset value, end of period	$10.88	$9.62	$9.91	$7.41	$11.55	$13.98

Total return (b)†	13.09%	(2.95)%	33.73%	(35.82)%	(17.36)%	(30.42)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$38,980	$30,501	$32,770	$26,114	$55,095	$81,279
Ratio of expenses to average net assets:
After waivers (a)	1.88%	2.00%	1.96%	1.85%	1.85%	1.85%
After waivers and fees paid indirectly (a)	1.67%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.21%	2.09%	2.15%	2.20%	2.02%	1.92%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.36)%	(1.66)%	(1.33)%	(1.43)%	(0.98)%	(1.10)%
After waivers and fees paid indirectly (a)	(0.15)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.69)%	(1.75)%	(1.52)%	(1.78)%	(1.15)%	(1.17)%
Portfolio turnover rate (f)	159%	143%	161%	189%	105%	127%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03	**	**	**	**	**

Class B	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$9.52	$9.84	$7.40	$11.59	$14.12	$20.39

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.18)	(0.16)	(0.18)	(0.18)	(0.31)
Net realized and unrealized gain (loss) on investments	1.21	(0.14)	2.60	(4.01)	(2.35)	(5.96)

Total from investment operations	1.17	(0.32)	2.44	(4.19)	(2.53)	(6.27)

Resignation fees	— #	—	—	—	—	—

Net asset value, end of period	$10.69	$9.52	$9.84	$7.40	$11.59	$14.12

Total return (b)†	12.24%	(3.18)%	33.00%	(36.20)%	(17.91)%	(30.73)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$45,551	$39,379	$46,888	$36,329	$68,173	$87,458
Ratio of expenses to average net assets:
After waivers (a)	2.43%	2.55%	2.51%	2.40%	2.40%	2.40%
After waivers and fees paid indirectly (a)	2.22%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.76%	2.64%	2.70%	2.75%	2.57%	2.47%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.91)%	(2.21)%	(1.88)%	(1.98)%	(1.54)%	(1.63)%
After waivers and fees paid indirectly (a)	(0.70)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.24)%	(2.30)%	(2.07)%	(2.33)%	(1.71)%	(1.70)%
Portfolio turnover rate (f)	159%	143%	161%	189%	105%	127%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.03	**	**	**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE MULTI-CAP GROWTH FUND (g)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
Class C			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$9.51	$9.84	$7.41	$11.60	$14.13	$20.42

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.18)	(0.16)	(0.18)	(0.18)	(0.31)
Net realized and unrealized gain (loss) on investments	1.22	(0.15)	2.59	(4.01)	(2.35)	(5.98)

Total from investment operations	1.18	(0.33)	2.43	(4.19)	(2.53)	(6.29)

Redemption fees	— #	—	—	—	—	—

Net asset value, end of period	$10.69	$9.51	$9.84	$7.41	$11.60	$14.13

Total return (b)†	12.41%	(3.33)%	32.80%	(36.12)%	(17.93)%	(30.80)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,298	$10,709	$12,597	$9,956	$20,646	$30,826
Ratio of expenses to average net assets:
After waivers (a)	2.43%	2.55%	2.51%	2.40%	2.40%	2.40%
After waivers and fees paid indirectly (a)	2.22%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.76%	2.64%	2.70%	2.75%	2.57%	2.47%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.91)%	(2.21)%	(1.88)%	(1.98)%	(1.53)%	(1.63)%
After waivers and fees paid indirectly (a)	(0.70)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.24)%	(2.30)%	(2.07)%	(2.33)%	(1.70)%	(1.70)%
Portfolio turnover rate (f)	159%	143%	161%	189%	105%	127%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.03	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
Class Y				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$9.70	$9.96		$7.41	$11.50	$13.87	$19.84

Income (loss) from investment operations:
Net investment income (loss)	0.05	(0.10)		(0.08)	(0.08)	(0.06)	(0.13)
Net realized and unrealized gain (loss) on investments	1.25	(0.16)		2.63	(4.01)	(2.31)	(5.84)

Total from investment operations	1.30	(0.26)		2.55	(4.09)	(2.37)	(5.97)

Net asset value, end of period	$11.00	$9.70		$9.96	$7.41	$11.50	$13.87

Total return (b)	13.39%	(2.60)%		34.44%	(35.59)%	(17.05)%	(30.09)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,648	$295		$1,318	$312	$403	$609
Ratio of expenses to average net assets:
After waivers (a)	1.43%	1.55%		1.51%	1.40%	1.40%	1.40%
After waivers and fees paid indirectly (a)	1.22%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.76%	1.64	%(e)	1.68%	1.76%	1.57%	1.46%
Ratio of net investment loss to average net assets:
After waivers (a)	0.09%	(1.21)%		(0.88)%	(0.98)%	(0.53)%	(0.67)%
After waivers and fees paid indirectly (a)	0.30%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.24)%	(1.30)%		(1.05)%	(1.34)%	(0.70)%	(0.73)%
Portfolio turnover rate (f)	159%	143%		161%	189%	105%	127%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03	**		**	**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE SHORT DURATION BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31, 2003(c)	November 29, 2002* to December 31, 2002(c)
Net asset value, beginning of period	$10.00	$10.07	$10.02	$10.00

Income (loss) from investment operations:
Net investment income	0.30	0.20	0.24	0.01
Net realized and unrealized gain (loss) on investments	(0.17)	(0.06)	0.05	0.02

Total from investment operations	0.13	0.14	0.29	0.03

Less distributions:
Dividends from net investment income	(0.30)	(0.21)	(0.24)	(0.01)

Redemption fees	— #	— #	—	—

Net asset value, end of period	$9.83	$10.00	$10.07	$10.02

Total return (b)†	1.35%	1.53%	2.96%	0.34%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$16,582	$13,747	$11,479	$2,155
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.90%	0.90%	0.90%	0.25%
Before waivers and reimbursements (a)	1.47%	1.21%	1.39%	8.04%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.04%	2.43%	2.33%	1.40%
Before waivers and reimbursements (a)	2.47%	2.12%	1.84%	(6.39)%
Portfolio turnover rate (f)	94%	23%	18%	0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06	**	**	**

Class B	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31, 2003(c)	November 29, 2002* to December 31, 2002(c)
Net asset value, beginning of period	$9.98	$10.05		$10.01	$10.00

Income (loss) from investment operations:
Net investment income	0.23	0.14		0.16	0.01
Net realized and unrealized gain (loss) on investments	(0.17)	(0.07)		0.06	0.01

Total from investment operations	0.06	0.07		0.22	0.02

Less distributions:
Dividends from net investment income	(0.23)	(0.14)		(0.18)	(0.01)

Redemption fees	— #	—	#	—	—

Net asset value, end of period	$9.81	$9.98		$10.05	$10.01

Total return (b)†	0.60%	0.91%		2.22%	0.23%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,597	$8,940		$9,290	$2,268
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.65%	1.65%		1.65%	1.00%
Before waivers and reimbursements (a)	2.22%	1.96%		2.15%	8.71%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	2.29%	1.68	%(e)	1.58%	0.61%
Before waivers and reimbursements (a)	1.72%	1.37	%(e)	1.08%	(7.10)%
Portfolio turnover rate (f)	94%	23%		18%	0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06	**		**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE SHORT DURATION BOND FUND

FINANCIAL HIGHLIGHTS — (Continued)

Class C	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31, 2003(c)	November 29, 2002* to December 31, 2002(c)
Net asset value, beginning of period	$9.98	$10.05		$10.01	$10.00

Income (loss) from investment operations:
Net investment income	0.23	0.14		0.16	0.01
Net realized and unrealized gain (loss) on investments	(0.17)	(0.07)		0.06	0.01

Total from investment operations	0.06	0.07		0.22	0.02

Less distributions:
Dividends from net investment income	(0.23)	(0.14)		(0.18)	(0.01)

Redemption fees	— #	—	#	—	—

Net asset value, end of period	$9.81	$9.98		$10.05	$10.01

Total return (b)†	0.59%	0.90%		2.21%	0.24%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,880	$6,692		$5,429	$2,110
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.65%	1.65%		1.65%	1.00%
Before waivers and reimbursements (a)	2.22%	1.96	%(e)	2.17%	8.63%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	2.29%	1.68%		1.55%	0.63%
Before waivers and reimbursements (a)	1.72%	1.37%		1.03%	(7.00)%
Portfolio turnover rate (f)	94%	23%		18%	0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06	**		**	**

Class Y	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31, 2003(c)	November 29, 2002* to December 31, 2002(c)
Net asset value, beginning of period	$10.01	$10.08		$10.02	$10.00

Income (loss) from investment operations:
Net investment income	0.33	0.23		0.26	0.01
Net realized and unrealized gain (loss) on investments	(0.18)	(0.07)		0.07	0.02

Total from investment operations	0.15	0.16		0.33	0.03

Less distributions:
Dividends from net investment income	(0.33)	(0.23)		(0.27)	(0.01)

Redemption fees	—	—	#	—	—

Net asset value, end of period	$9.83	$10.01		$10.08	$10.02

Total return (b)	1.50%	1.75%		3.28%	0.34%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,837	$1,425		$1,213	$1,102
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.65%	0.65%		0.65%	0.00%@
Before waivers and reimbursements (a)	1.22%	0.96%		1.25%	7.69%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.29%	2.68	%(e)	2.55%	1.57%
Before waivers and reimbursements (a)	2.72%	2.37	%(e)	1.95%	(6.12)%
Portfolio turnover rate (f)	94%	23%		18%	0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06	**		**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE SMALL COMPANY GROWTH FUND

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
Class A			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$26.45	$26.74	$21.76	$28.90	$30.90	$33.26

Income (loss) from investment operations:
Net investment loss	(0.26)	(0.29)	(0.33)	(0.35)	(0.39)	(0.43)
Net realized and unrealized gain (loss) on investments	2.04	— #	5.31	(6.79)	(1.40)	0.44

Total from investment operations	1.78	(0.29)	4.98	(7.14)	(1.79)	0.01

Less distributions:
Distributions from realized gains	—	—	—	—	(0.22)	(2.37)

Redemption fees	— #	— #	— #	— #	0.01	—

Net asset value, end of period	$28.23	$26.45	$26.74	$21.76	$28.90	$30.90

Total return (b)†	6.69%	(1.08)%	22.89%	(24.71)%	(5.72)%	0.55%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$42,959	$44,184	$44,265	$31,714	$37,413	$35,921
Ratio of expenses to average net assets:
After waivers (a)	1.65%	1.65%	1.65%	1.73%	1.85%	1.85%
After waivers and fees paid indirectly (a)	1.20%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.23%	2.02%	2.04%	2.09%	2.01%	1.98%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.37)%	(1.34)%	(1.41)%	(1.43)%	(1.40)%	(1.26)%
After waivers and fees paid indirectly (a)	(0.92)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.95)%	(1.71)%	(1.80)%	(1.79)%	(1.56)%	(1.39)%
Portfolio turnover rate (f)	146%	88%	81%	35%	42%	53%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.29	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
Class B			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$25.25	$25.64	$20.98	$28.02	$30.11	$32.62

Income (loss) from investment operations:
Net investment loss	(0.40)	(0.40)	(0.44)	(0.47)	(0.53)	(0.61)
Net realized and unrealized gain (loss) on investments	1.94	0.01	5.10	(6.57)	(1.34)	0.47

Total from investment operations	1.54	(0.39)	4.66	(7.04)	(1.87)	(0.14)

Less distributions:
Distributions from realized gains	—	—	—	—	(0.22)	(2.37)

Redemptions fees	— #	— #	— #	—	—	—

Net asset value, end of period	$26.79	$25.25	$25.64	$20.98	$28.02	$30.11

Total return (b)†	6.14%	(1.52)%	22.21%	(25.12)%	(6.17)%	0.10%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$33,060	$37,430	$42,327	$33,447	$41,749	$38,084
Ratio of expenses to average net assets:
After waivers (a)	2.20%	2.20%	2.20%	2.28%	2.40%	2.40%
After waivers and fees paid indirectly (a)	1.75%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.78%	2.57%	2.59%	2.64%	2.56%	2.53%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.92)%	(1.89)%	(1.95)%	(1.98)%	(1.95)%	(1.81)%
After waivers and fees paid indirectly (a)	(1.47)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(2.50)%	(2.26)%	(2.34)%	(2.34)%	(2.11)%	(1.94)%
Portfolio turnover rate (f)	146%	88%	81%	35%	42%	53%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.28	**	**	**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE SMALL COMPANY GROWTH FUND

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
Class C			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$25.34	$25.73	$21.05	$28.11	$30.21	$32.73

Income (loss) from investment operations:
Net investment loss.	(0.40)	(0.40)	(0.45)	(0.46)	(0.53)	(0.62)
Net realized and unrealized gain (loss) on investments	1.95	0.01	5.13	(6.60)	(1.35)	0.47

Total from investment operations	1.55	(0.39)	4.68	(7.06)	(1.88)	(0.15)

Less distributions:
Distributions from realized gains	—	—	—	—	(0.22)	(2.37)

Redemption fees	— #	— #	— #	—	—	—

Net asset value, end of period	$26.89	$25.34	$25.73	$21.05	$28.11	$30.21

Total return (b)†	6.12%	(1.52)%	22.23%	(25.12)%	(6.18)%	0.07%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,431	$15,856	$16,567	$10,448	$9,367	$8,596
Ratio of expenses to average net assets:
After waivers (a)	2.20%	2.20%	2.20%	2.27%	2.40%	2.40%
After waivers and fees paid indirectly (a)	1.75%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.78%	2.57%	2.59%	2.66%	2.56%	2.53%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.92)%	(1.89)%	(1.95)%	(1.97)%	(1.95)%	(1.81)%
After waivers and fees paid indirectly (a)	(1.47)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(2.50)%	(2.26)%	(2.34)%	(2.36)%	(2.11)%	(1.94)%
Portfolio turnover rate (f)	146%	88%	81%	35%	42%	53%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.28	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
Class Y			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$27.35	$27.55	$22.31	$29.51	$31.39	$33.56

Income (loss) from investment operations:
Net investment loss	(0.14)	(0.20)	(0.23)	(0.26)	(0.27)	(0.28)
Net realized and unrealized gain (loss) on investments	2.11	— #	5.47	(6.94)	(1.39)	0.48

Total from investment operations	1.97	(0.20)	5.24	(7.20)	(1.66)	0.20

Less distributions:
Distributions from realized gains	—	—	—	—	(0.22)	(2.37)

Redemption fees	—	— #	— #	—	—	—

Net asset value, end of period	$29.32	$27.35	$27.55	$22.31	$29.51	$31.39

Total return (b)	7.20%	(0.73)%	23.49%	(24.40)%	(5.25)%	1.12%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,836	$10,434	$11,317	$7,375	$9,257	$9,350
Ratio of expenses to average net assets:
After waivers (a)	1.20%	1.20%	1.20%	1.29%	1.40%	1.40%
After waivers and fees paid indirectly (a)	0.75%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.78%	1.57%	1.59%	1.64%	1.56%	1.52%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.92)%	(0.89)%	(0.95)%	(0.98)%	(0.95)%	(0.82)%
After waivers and fees paid indirectly (a)	(0.47)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.50)%	(1.26)%	(1.34)%	(1.33)%	(1.11)%	(0.94)%
Portfolio turnover rate (f)	146%	88%	81%	35%	42%	53%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.29	**	**	**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE SMALL COMPANY VALUE FUND

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
Class A			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$10.45	$9.78	$7.09	$8.17	$7.84	$8.53

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.03)	(0.04)	(0.04)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.23	0.70	2.73	(0.93)	0.38	0.51

Total from investment operations	1.18	0.67	2.69	(0.97)	0.36	0.50

Less distributions:
Distributions from realized gains	(0.14)	—	—	(0.11)	(0.03)	(1.19)

Redemption fees	— #	— #	—	— #	— #	—

Net asset value, end of period	$11.49	$10.45	$9.78	$7.09	$8.17	$7.84

Total return (b)†	11.35%	6.85%	37.94%	(11.88)%	4.63%	6.52%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$252,526	$254,300	$250,241	$188,979	$218,905	$174,043
Ratio of expenses to average net assets:
After waivers (a)	1.64%	1.59%	1.60%	1.64%	1.57%	1.55%
After waivers and fees paid indirectly (a)	1.63%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.64%	1.59%	1.60%	1.64%	1.57%	1.55%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.41)%	(0.38)%	(0.46)%	(0.50)%	(0.21)%	(0.12)%
After waivers and fees paid indirectly (a)	(0.40)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.41)%	(0.38)%	(0.46)%	(0.50)%	(0.21)%	(0.12)%
Portfolio turnover rate (f)	4%	10%	8%	19%	32%	71%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$—	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
Class B			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$9.79	$9.21	$6.71	$7.78	$7.52	$8.27

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.07)	(0.08)	(0.08)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.15	0.65	2.58	(0.88)	0.35	0.50

Total from investment operations	1.05	0.58	2.50	(0.96)	0.29	0.44

Less distributions:
Distributions from realized gains.	(0.14)	—	—	(0.11)	(0.03)	(1.19)

Redemption fees	— #	— #	—	—	—	—

Net asset value, end of period	$10.70	$9.79	$9.21	$6.71	$7.78	$7.52

Total return (b)†	10.78%	6.30%	37.26%	(12.35)%	3.89%	6.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$198,305	$208,457	$210,248	$156,569	$161,373	$117,125
Ratio of expenses to average net assets:
After waivers (a)	2.19%	2.14%	2.15%	2.19%	2.12%	2.10%
After waivers and fees paid indirectly (a)	2.18%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.19%	2.14%	2.15%	2.19%	2.12%	2.10%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.96)%	(0.93)%	(1.01)%	(1.04)%	(0.76)%	(0.66)%
After waivers and fees paid indirectly (a)	(0.95)%	N/A	N/A	N/A	N/A	N/A
Before waivers (a)	(0.96)%	(0.93)%	(1.01)%	(1.04)%	(0.76)%	(0.66)%
Portfolio turnover rate (f)	4%	10%	8%	19%	32%	71%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$—	**	**	**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE SMALL COMPANY VALUE FUND

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
Class C			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$10.04	$9.45	$6.88	$7.98	$7.71	$8.45

Income (loss) from investment operations:
Net investment loss	(0.11)	(0.08)	(0.08)	(0.08)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.19	0.67	2.65	(0.91)	0.36	0.51

Total from investment operations	1.08	0.59	2.57	(0.99)	0.30	0.45

Less distributions:
Distributions from realized gains	(0.14)	—	—	(0.11)	(0.03)	(1.19)

Redemption fees	— #	— #	—	—	—	—

Net asset value, end of period	$10.98	$10.04	$9.45	$6.88	$7.98	$7.71

Total return (b)†	10.81%	6.24%	37.35%	(12.42)%	3.93%	6.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$107,803	$114,721	$111,311	$78,811	$78,665	$54,638
Ratio of expenses to average net assets:
After waivers (a)	2.19%	2.14%	2.15%	2.19%	2.13%	2.10%
After waivers and fees paid indirectly (a)	2.18%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.19%	2.14%	2.15%	2.19%	2.13%	2.10%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.96)%	(0.93)%	(1.01)%	(1.04)%	(0.76)%	(0.65)%
After waivers and fees paid indirectly (a)	(0.95)%	N/A	N/A	N/A	N/A	N/A
Before waivers (a)	(0.96)%	(0.93)%	(1.01)%	(1.04)%	(0.76)%	(0.65)%
Portfolio turnover rate (f)	4%	10%	8%	19%	32%	71%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$—	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
Class Y			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$10.97	$10.24	$7.39	$8.47	$8.09	$8.73

Income (loss) from investment operations:
Net investment income	— #	0.01	— #	— #	0.01	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.30	0.72	2.85	(0.97)	0.40	0.52

Total from investment operations	1.30	0.73	2.85	(0.97)	0.41	0.55

Less distributions:
Distributions from realized gains	(0.14)	—	—	(0.11)	(0.03)	(1.19)

Redemption fees	—	— #	—	—	—	—

Net asset value, end of period	$12.13	$10.97	$10.24	$7.39	$8.47	$8.09

Total return (b)	11.91%	7.13%	38.57%	(11.46)%	5.10%	6.95%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$21,728	$9,587	$10,072	$7,029	$7,067	$851
Ratio of expenses to average net assets:
After waivers (a)	1.19%	1.14%	1.15%	1.19%	1.15%	1.10%
After waivers and fees paid indirectly (a)	1.18%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.19%	1.14%	1.15%	1.19%	1.15%	1.10%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.04%	0.07%	(0.01)%	(0.04)%	0.18%	0.31%
After waivers and fees paid indirectly (a)	0.05%	N/A	N/A	N/A	N/A	N/A
Before waivers (a)	0.04%	0.07%	(0.01)%	(0.04)%	0.18%	0.31%
Portfolio turnover rate (f)	4%	10%	8%	19%	32%	71%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$—	**	**	**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE TAX-EXEMPT INCOME FUND

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
Class A			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$14.19	$14.19	$14.16	$13.49	$13.60	$12.82

Income (loss) from investment operations:
Net investment income	0.51	0.40	0.48	0.51	0.53	0.55
Net realized and unrealized gain (loss) on investments	(0.35)	0.03	0.14	0.70	(0.11)	0.78

Total from investment operations	0.16	0.43	0.62	1.21	0.42	1.33

Less distributions:
Dividends from net investment income	(0.51)	(0.40)	(0.48)	(0.51)	(0.53)	(0.55)
Distributions from realized gains	(0.01)	(0.03)	(0.11)	(0.03)	—	—

Total dividends and distributions	(0.52)	(0.43)	(0.59)	(0.54)	(0.53)	(0.55)

Redemption fees	—	— #	—	—	—	—

Net asset value, end of period	$13.83	$14.19	$14.19	$14.16	$13.49	$13.60

Total return (b)†	1.11%	3.06%	4.43%	9.09%	3.09%	10.65%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$17,913	$22,034	$22,753	$24,296	$21,992	$22,240
Ratio of expenses to average net assets:
After waivers (a)	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%
Before waivers (a)	1.59%	1.32%	1.33%	1.34%	1.33%	1.36%
Ratio of net investment income to average net assets:
After waivers (a)	3.61%	3.39%	3.36%	3.66%	3.86%	4.23%
Before waivers (a)	3.12%	3.17%	3.13%	3.42%	3.63%	3.97%
Portfolio turnover rate (f)	12%	14%	15%	20%	34%	41%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.07	* *	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
Class B			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$14.19	$14.19	$14.17	$13.50	$13.60	$12.82

Income (loss) from investment operations:
Net investment income	0.43	0.33	0.40	0.43	0.45	0.48
Net realized and unrealized gain (loss) on investments	(0.34)	0.03	0.13	0.70	(0.10)	0.78

Total from investment operations	0.09	0.36	0.53	1.13	0.35	1.26

Less distributions:
Dividends from net investment income	(0.43)	(0.33)	(0.40)	(0.43)	(0.45)	(0.48)
Distributions from realized gains	(0.01)	(0.03)	(0.11)	(0.03)	—	—

Total dividends and distributions	(0.44)	(0.36)	(0.51)	(0.46)	(0.45)	(0.48)

Redemption fees	—	— #	—	—	—	—

Net asset value, end of period	$13.84	$14.19	$14.19	$14.17	$13.50	$13.60

Total return (b)†	0.63%	2.59%	3.78%	8.49%	2.60%	10.05%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,729	$6,712	$7,915	$8,760	$6,939	$6,650
Ratio of expenses to average net assets:
After waivers (a)	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%
Before waivers (a)	2.14%	1.87%	1.88%	1.90%	1.87%	1.91%
Ratio of net investment income to average net assets:
After waivers (a)	3.06%	2.84%	2.80%	3.11%	3.29%	3.68%
Before waivers (a)	2.57%	2.62%	2.57%	2.86%	3.07%	3.42%
Portfolio turnover rate (f)	12%	14%	15%	20%	34%	41%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.07	**	**	**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE TAX-EXEMPT INCOME FUND

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
Class C			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$14.19	$14.19	$14.16	$13.49	$13.60	$12.82

Income from investment operations:
Net investment income	0.43	0.33	0.40	0.43	0.45	0.48
Net realized and unrealized gain (loss) on investments	(0.34)	0.03	0.14	0.70	(0.11)	0.78

Total from investment operations	0.09	0.36	0.54	1.13	0.34	1.26

Less distributions:
Dividends from net investment income	(0.43)	(0.33)	(0.40)	(0.43)	(0.45)	(0.48)
Distributions from realized gains	(0.01)	(0.03)	(0.11)	(0.03)	—	—

Total dividends and distributions	(0.44)	(0.36)	(0.51)	(0.46)	(0.45)	(0.48)

Redemption fees	—	— #	—	—	—	—

Net asset value, end of period	$13.84	$14.19	$14.19	$14.16	$13.49	$13.60

Total return (b)†	0.63%	2.59%	3.88%	8.49%	2.52%	9.96%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,827	$3,419	$3,393	$3,767	$1,821	$1,577
Ratio of expenses to average net assets:
After waivers (a)	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%
Before waivers (a)	2.14%	1.87%	1.88%	1.90%	1.87%	1.91%
Ratio of net investment income to average net assets:
After waivers (a)	3.06%	2.84%	2.82%	3.07%	3.28%	3.68%
Before waivers (a)	2.57%	2.62%	2.59%	2.82%	3.06%	3.42%
Portfolio turnover rate (f)	12%	14%	15%	20%	34%	41%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.07	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
Class Y			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$14.19	$14.19	$14.17	$13.49	$13.60	$12.82

Income from investment operations:
Net investment income	0.57	0.45	0.54	0.57	0.59	0.61
Net realized and unrealized gain (loss) on investments	(0.34)	0.03	0.13	0.71	(0.11)	0.78

Total from investment operations	0.23	0.48	0.67	1.28	0.48	1.39

Less distributions:
Dividends from net investment income	(0.57)	(0.45)	(0.54)	(0.57)	(0.59)	(0.61)
Distributions from realized gains	(0.01)	(0.03)	(0.11)	(0.03)	—	—

Total dividends and distributions	(0.58)	(0.48)	(0.65)	(0.60)	(0.59)	(0.61)

Redemption fees	—	— #	—	—	—	—

Net asset value, end of period	$13.84	$14.19	$14.19	$14.17	$13.49	$13.60

Total return (b)	1.64%	3.45%	4.83%	9.66%	3.56%	11.15%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$107	$103	$102	$102	$78	$49
Ratio of expenses to average net assets:
After waivers (a)	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Before waivers (a)	1.14%	0.87%	0.88%	0.90%	0.88%	0.91%
Ratio of net investment income to average net assets:
After waivers (a)	4.06%	3.84%	3.82%	4.11%	4.31%	4.68%
Before waivers (a)	3.57%	3.62%	3.59%	3.86%	4.08%	4.42%
Portfolio turnover rate (f)	12%	14%	15%	20%	34%	41%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.07	**	**	**	**	**

*	Commencement of Operations.

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

FINANCIAL HIGHLIGHTS — (Concluded)

**	Prior to the year ended October 31, 2005, these ratios and per share amounts were not provided.

#	Per share amount is less than $0.005.

@	Ratio amount is less than 0.005%

†	The total returns for Class A, Class B and Class C do not include sales charges.

(a)	Ratios for periods less than one year are annualized.

(b)	Total return for periods less than one year are not annualized.

(c)	Net investment income and capital changes per share are based on daily average shares outstanding.

(d)	In 2003, 0.21% of the Fund’s total return consisted of a voluntary reimbursement by the investment advisor for a realized investment loss.

(e)	Reflects overall fund ratios adjusted for class specific expenses.

(f)	Portfolio turnover rate for periods less than one year are not annualized.

(g)	The financial highlights for the periods prior to July 29, 2005 (the “merger date”) reflect the per share amounts and ratios of the Enterprise Multi-Cap Growth Fund. All per share amounts prior to the merger date have been adjusted to reflect the conversion ratio applied to the Multi-Cap Growth Fund shares in connection with the merger transaction, as described in the notes to the financial statements.

(h)	In the prior year report, NAV and Net Realized/Unrealized gain (loss) on investments per share were incorrectly disclosed as $31.87 and $1.31 respectively, due to a typographical error. Such amounts have been corrected.

(i)	In the prior year report, NAV and Net Realized/Unrealized gain (loss) on investments per share were incorrectly disclosed as $30.78 and $1.28 respectively, due to a typographical error. Such amounts have been corrected.

(j)	In the prior year report, NAV and Net Realized/Unrealized gain (loss) on investments per share were incorrectly disclosed as $30.81 and $1.27 respectively, due to a typographical error. Such amounts have been corrected.

(k)	In the prior year report, NAV and Net Realized/Unrealized gain (loss) on investments per share were incorrectly disclosed as $32.77 and $1.35 respectively, due to a typographical error. Such amounts have been corrected.

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

Note	1 Organization and Significant Accounting Policies

AXA Enterprise Funds Trust (“Trust”) is a Delaware trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 16 Funds (each a “Fund” and together the “Funds”). The investment manager to each Fund is AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”). The day-to-day portfolio management of each Fund is provided by an investment sub-adviser (each an “Adviser”) selected by the Manager.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect that risk of loss to be remote.

During the reporting period, each Fund had four classes of shares outstanding: Class A, Class B, Class C and Class Y. There are an unlimited number of shares with a par value of $0.001 authorized. Under the Trust’s multiple class distribution system, all classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan.

The investment objectives of each Fund are as follows:

AXA Enterprise Capital Appreciation Fund (advised by Marsico Capital Management, LLC) — Maximum capital appreciation.

AXA Enterprise Deep Value Fund (advised by Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”)) — Total return through capital appreciation with income as a secondary consideration.

AXA Enterprise Equity Fund (advised by TCW Investment Management Company (“TCW”)) — Long-term capital appreciation.

AXA Enterprise Equity Income Fund (advised by Boston Advisors, Inc. (“Boston Advisors”)) — Above average and consistent total return through a combination of growth and income investing.

AXA Enterprise Global Financial Services Fund (advised by Alliance Capital Management L.P.) — Capital appreciation.

AXA Enterprise Global Socially Responsive Fund (advised by Rockefeller & Co., Inc.) — Total return.

AXA Enterprise Government Securities Fund (advised by TCW) — Current income and safety of principal.

AXA Enterprise Growth and Income Fund (advised by UBS Global Asset Management (Americas), Inc.) — Total return through capital appreciation with income as a secondary consideration.

AXA Enterprise High-Yield Bond Fund (advised by Caywood-Scholl Capital Management) — Maximum current income.

AXA Enterprise International Growth Fund (advised by Walter Scott & Partners Ltd.) — Capital appreciation. Effective at the close of business July 22, 2005, Walter Scott & Partners Ltd. replaced SSgA Funds Management, Inc.

AXA Enterprise Money Market Fund (advised by J.P. Morgan Investment Management, Inc.) —The highest possible level of current income consistent with preservation of capital and liquidity.

AXA Enterprise Multi-Cap Growth Fund (formerly AXA Enterprise Growth Fund)(advised by Montag & Caldwell, Inc.) — Capital appreciation.

AXA ENTERPRISE FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2005

AXA Enterprise Short Duration Bond Fund (advised by Boston Advisors) — Current income with reduced volatility of principal.

AXA Enterprise Small Company Growth Fund (advised by Eagle Asset Management, Inc.) — Capital appreciation.

AXA Enterprise Small Company Value Fund (advised by GAMCO Investors, Inc.) — Maximum capital appreciation.

AXA Enterprise Tax-Exempt Income Fund (advised by MBIA Capital Management Corp.) — A high level of current income exempt from federal income tax, with consideration given to preservation of principal.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

Stocks listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Other unlisted stocks are valued at their last sale price or official closing price or, if no reported sale occurs during the day, at a bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day’s sale price is used. Options not traded on an exchange or actively traded are valued at fair value under the direction of the Board of Trustees (“Trustees”).

Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

Foreign securities, including foreign government securities, not traded directly, or in American Depository Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

AXA ENTERPRISE FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2005

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities which mature in more than 60 days are valued at representative quoted prices. The AXA Enterprise Money Market Fund values all short-term debt securities at amortized cost.

Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

Other securities and assets for which market quotations are not readily available or for which valuation can not be provided, are valued at fair value under the direction of the Trustees.

Pursuant to procedures approved by the Trustees, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected, as by a method approved by the Trustees, in the Trust’s calculation of net asset values for each applicable Fund when the Trust’s Manager deems that the particular event or circumstance would materially affect such Fund’s net asset value.

Distributions of capital gains, if any, from each of the Funds, other than the AXA Enterprise Money Market Fund, are made at least annually. Dividends from net investment income, if any, for all Funds other than the fixed-income Funds (fixed-income Funds are the AXA Enterprise Government Securities Fund, AXA Enterprise High-Yield Bond Fund, AXA Enterprise Money Market Fund and AXA Short Duration Bond Fund), are declared and paid at least annually. Dividends from net investment income for the fixed-income Funds are declared daily and paid monthly. Dividends from net investment income and any net realized capital gains for the AXA Enterprise Money Market Fund are declared daily and paid or reinvested monthly in additional shares of the AXA Enterprise Money Market Fund at net asset value. Income distributions are paid out at the class level whereas capital gains are paid out at the Fund level.

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount) on debt securities using the effective yield method, is accrued daily. The Trust records gains and losses realized on prepayments received on mortgage-backed securities in interest income.

Realized gains and losses on the sale of investments are computed on the basis of the specific identification method of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities is presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

Expenses attributable to a single Fund or class are charged to that Fund or class. Expenses of the Trust not attributable to a single Fund or class are charged to each Fund or class in proportion to the average net assets of each Fund or other appropriate allocation methods. Custodian fees for the Funds are shown gross of expense offsets, if any, for custodian balance credits on uninvested cash or for credits earned by the Funds under certain directed brokerage arrangements. The Funds may direct certain security trades to brokers who may pay a portion of the commissions for those trades to offset certain expenses of the Funds. These amounts, if any, are reported in the statements of operations.

All income earned and expenses incurred by each Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i)	market value of investment securities, other assets and liabilities - at the valuation date.

AXA ENTERPRISE FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2005

(ii)	purchases and sales of investment securities, income and expenses - at the date of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (“Code”) applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Fund. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed at least annually for all Funds. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Funds to which such gains are attributable. All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and tax treatments for deferred organization costs, forward foreign currency transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies and straddle transactions. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting (book) purposes but are considered ordinary income for tax purposes. The tax composition of distributed and undistributed income and gains for the year ended October 31, 2005 and ten months ended October 31, 2004, were as follows:

AXA ENTERPRISE FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2005

	Year Ended October 31, 2005						Ten Months Ended October 31, 2004
	Distributed Ordinary Income		Distributed Long Term Gains	Accumulated Undistributed Ordinary Income		Accumulated Undistributed Long Term Gains	Distributed Ordinary Income		Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
AXA Enterprise Capital Appreciation Fund	$—		$—	$—		$—	$—		$—	$—	$—
AXA Enterprise Deep Value Fund	150,723		—	1,879,669		3,624,122	—		—	96,944	—
AXA Enterprise Equity Fund	—		—	—		—	—		—	—	—
AXA Enterprise Equity Income Fund	792,905		2,201,642	1,517,252		13,089,905	564,725		—	354,504	2,201,524
AXA Enterprise Global Financial Services Fund	1,851,689		319,124	592,542		2,536,585	—		—	1,850,750	318,930
AXA Enterprise Global Socially Responsive Fund	29,410		—	—		—	—		—	5,031	—
AXA Enterprise Government Securities Fund	7,571,669		—	1,253,538		—	6,550,359		—	820,309	—
AXA Enterprise Growth and Income Fund	—		—	650,262		—	—		—	—	—
AXA Enterprise High-Yield Bond Fund	13,762,159		—	1,322,147		—	13,510,322		—	115,095	—
AXA Enterprise International Growth Fund	108,463		—	213,123		—	—		—	108,280	—
AXA Enterprise Money Market Fund	4,845,635		—	319,372		—	2,114,765		—	—	—
AXA Enterprise Multi-Cap Growth Fund	—		—	—		2,193,129	—		—	—	—
AXA Enterprise Short Duration Bond Fund	898,472		—	126,912		—	503,554		722	—	—
AXA Enterprise Small Company Growth Fund	—		—	—		6,072,033	—		—	—	—
AXA Enterprise Small Company Value Fund	—		8,271,528	—		23,052,259	—		—	—	8,271,088
AXA Enterprise Tax-Exempt Income Fund	1,017,074	*	27,154	7,496	**	153,774	883,084	#	62,035	—	27,108

*	$1,009,408 of the $1,017,074 distributed ordinary income is tax-exempt.

**	The stated amount is 100% tax-exempt.

#	$880,771 of the $883,084 distributed ordinary income is tax-exempt.

AXA ENTERPRISE FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2005

The tax character of distributions paid in 2003 was as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain
AXA Enterprise Capital Appreciation Fund	$—	$—	$—
AXA Enterprise Deep Value Fund	149,487	—	—
AXA Enterprise Equity Fund	—	—	—
AXA Enterprise Equity Income Fund	1,071,925	—	—
AXA Enterprise Global Financial Services Fund	387,925	—	—
AXA Enterprise Global Socially Responsive Fund	—	—	—
AXA Enterprise Government Securities Fund	8,645,166	—	512,820
AXA Enterprise Growth and Income Fund	137,740	—	—
AXA Enterprise High-Yield Bond Fund	16,145,845	—	—
AXA Enterprise International Growth Fund	—	—	—
AXA Enterprise Money Market Fund	2,976,813	—	—
AXA Enterprise Multi-Cap Growth Fund*	12,170	—	—
AXA Enterprise Short Duration Bond Fund	422,913	—	—
AXA Enterprise Small Company Growth Fund	—	—	—
AXA Enterprise Small Company Value Fund	—	—	—
AXA Enterprise Tax-Exempt Income Fund	—	1,150,774	263,029

*	prior to 2004 reorganization, known as Strategic Allocation Fund

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at October 31, 2005, as follows:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
AXA Enterprise Capital Appreciation Fund	$2,451,685	$571	$(2,452,256)
AXA Enterprise Deep Value Fund	—	—	—
AXA Enterprise Equity Fund	2,742,272	—	(2,742,272)
AXA Enterprise Equity Income Fund	(33,935)	22,400	11,535
AXA Enterprise Global Financial Services Fund	403,440	(403,440)	—
AXA Enterprise Global Socially Responsive Fund	10,871	7,998	(18,869)
AXA Enterprise Government Securities Fund	214,195	(214,195)	—
AXA Enterprise Growth and Income Fund	—	—	—
AXA Enterprise High-Yield Bond Fund	44	(79,045)	79,001
AXA Enterprise International Growth Fund	229,387	(229,387)	—
AXA Enterprise Money Market Fund	580	(580)	—
AXA Enterprise Multi-Cap Growth Fund	419,096	2,569,820	(2,988,916)
AXA Enterprise Short Duration Bond Fund	20,553	(20,553)	—
AXA Enterprise Small Company Growth Fund	1,233,332	—	(1,233,332)
AXA Enterprise Small Company Value Fund	4,262,219	(568,852)	(3,693,367)
AXA Enterprise Tax-Exempt Income Fund	604	(604)	—

.AXA ENTERPRISE FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2005

Fees Paid Indirectly:

For all Funds, the Trustees have approved the payment of certain expenses using brokerage service arrangements. These payments are reflected on the Statements of Operations. For the year ended October 31, 2005, several Funds reduced expenses under these arrangements as follows:

AXA Enterprise Capital Appreciation Fund	$94,237
AXA Enterprise Deep Value Fund	81,510
AXA Enterprise Equity Fund	10,155
AXA Enterprise Equity Income Fund	35,908
AXA Enterprise Global Financial Services Fund	2,447
AXA Enterprise Global Socially Responsive Fund	1,804
AXA Enterprise Growth and Income Fund	21,985
AXA Enterprise High-Yield Bond Fund	2,458
AXA Enterprise International Growth Fund	79,714
AXA Enterprise Multi-Cap Growth Fund*	174,229
AXA Enterprise Small Company Growth Fund	483,118
AXA Enterprise Small Company Value Fund	17,519

*	A portion of the amount received via substitution with Enterprise Multi-Cap Growth Fund.

Securities Lending:

For all Funds, the Trustees have approved the lending of portfolio securities, through its custodian bank, JPMorgan Chase Bank N.A. (“JPMorgan”), acting as lending agent, to certain approved broker-dealers, in exchange for negotiated lenders’ fees. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the cash equivalents held as collateral on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of Fund securities will be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. JPMorgan will indemnify each Fund from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan invests the cash collateral on behalf of the Funds and retains a portion of the interest earned.

Illiquid Securities:

At times, the Funds may hold, up to their SEC or prospectus defined limitations, illiquid securities that they may not be able to sell at their current fair value price. Although it is expected that the fair value represents the current realizable value on disposition of such securities, there is no guarantee that the Funds will be able to do so. In addition, the Funds may incur certain costs related to the disposition of such securities. Any securities the investment manager has deemed to be illiquid have been denoted as such in the Portfolios of Investments.

Repurchase Agreements:

Certain Funds may enter into repurchase agreements with qualified and Manager-approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on their cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Fund, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one business day) and price. Each repurchase agreement entered into by a Fund will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the

AXA ENTERPRISE FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2005

repurchase price, including any accrued interest. A Fund’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss.

Options Written:

Certain Funds may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Fund or to enhance investment performance. Certain Funds may purchase and sell exchange traded options on foreign currencies. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Fund must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. By writing a covered call option, a Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. A Fund also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Short Sales Against the Box:

Certain Funds may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. The Fund will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Not more than 10% of a Fund’s net assets may be held as collateral for short sales against the box at any one time. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Fund bears the risk of potential inability of the broker to meet their obligation to perform.

Futures Contracts, Options on Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts and options on futures contracts used by the Funds are agreements to buy or sell a financial instrument for a set price in the future. Certain Funds may buy or sell futures contracts and options on futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Funds’ securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and options on futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts and options on futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts and options on futures contracts are received or made, depending upon

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NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2005

whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Should interest rates or indices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

Certain Funds may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if they designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is risk in addition to the risk of decline in value of the Fund’s other assets. Where such purchases or sales are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

Certain Funds may purchase foreign currency on a spot (or cash) basis. In addition, certain Funds may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Fund securities (“transaction hedging”) and to protect the value of specific Fund positions (“position hedging”). The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Swaps:

Certain Funds may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two returns. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid obligations. A Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust’s Board of Trustees. Swaps agreements are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is

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NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2005

recorded upon payment or receipt of a periodic payment or termination of swap agreements. Notional principal amounts are used to express the extent of involvement in these transactions, but the amount potentially subject to credit risk is much smaller. None of the Funds had swap contracts outstanding at October 31, 2005.

Inflation Indexed Bonds:

Certain Funds may purchase inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Over the life of the bond, interest will be paid based on a principal value adjusted for inflation. Any increase in the principal value is considered interest income, even though the Fund will not receive the principal until sold or until maturity.

Dollar Roll Transactions:

Certain Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Fund of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the similar securities. None of the Funds had dollar roll transactions outstanding at October 31, 2005.

Market and Credit Risk:

Written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Fund at the contract price, which could be disadvantageous relative to the market price. The Fund bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Fund’s futures transactions. Forward commitments, forward foreign currency exchange contracts, over-the-counter options and swaps are done directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Fund is exposed to the risk of default by the counterparty.

Special Valuation/Concentration Risks:

Foreign denominated assets, if any, held by the Funds, may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of economic instability.

As part of their investment program, certain Funds may invest in collateralized mortgage obligations (“CMOs”). Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Funds invest, the investment may be subject to a greater valuation risk due to prepayment than other types of mortgage-related securities.

The high-yield securities in which certain Funds may invest may be considered speculative in regard to the issuer’s continuing ability to meet principal and interest payments. The value of the lower rated securities in which the Funds may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions and will generally fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

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NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2005

Certain Funds invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to a Fund, positive or negative, than if such Fund did not concentrate its investments in such sectors.

Certain securities held by the Funds are valued on the basis of a price provided by a single market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold.

Note 2    Management of the Trust

The Funds are charged investment advisory fees by the Managers for furnishing advisory and administrative services. Effective June 6, 2005, the advisory fees are equal to the following annual percentages of average daily net assets for each Fund:

Fund	Management Fees
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereaf- ter
AXA Enterprise Deep Value Fund	0.730%	0.705%	0.680%	0.655%	0.630%
AXA Enterprise Equity Income Fund	0.730%	0.705%	0.680%	0.655%	0.630%
AXA Enterprise Global Financial Services Fund	0.830%	0.805%	0.780%	0.755%	0.730%
AXA Enterprise Global Socially Responsive Fund	0.880%	0.855%	0.830%	0.805%	0.780%
AXA Enterprise Government Securities Fund	0.580%	0.555%	0.530%	0.505%	0.480%
AXA Enterprise Growth and Income Fund	0.730%	0.705%	0.680%	0.655%	0.630%
AXA Enterprise International Growth Fund	0.830%	0.805%	0.780%	0.755%	0.730%
AXA Enterprise Money Market Fund	0.330%	0.305%	0.280%	0.255%	0.230%
AXA Enterprise Multi-Cap Growth Fund	0.730%	0.705%	0.680%	0.655%	0.630%
AXA Enterprise Short Duration Bond Fund	0.430%	0.405%	0.380%	0.355%	0.330%
AXA Enterprise Small Company Growth Fund	0.980%	0.955%	0.930%	0.905%	0.880%
AXA Enterprise Tax-Exempt Income Fund	0.480%	0.455%	0.430%	0.405%	0.380%

Effective August 1, 2005, the advisory fees are equal to the following annual percentages of average daily net assets for each Fund:

Fund	Management Fees
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereaf- ter
AXA Enterprise High-Yield Bond Fund	0.600%	0.575%	0.550%	0.525%	0.500%

Effective September 5, 2005, the advisory fees are equal to the following annual percentages of average daily net assets for each Fund:

Fund	Management Fees
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereaf- ter
AXA Enterprise Capital Appreciation Fund	0.730%	0.705%	0.680%	0.655%	0.630%
AXA Enterprise Equity Fund	0.730%	0.705%	0.680%	0.655%	0.630%
AXA Enterprise Small Company Value Fund	0.730%	0.705%	0.680%	0.655%	0.630%

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NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2005

Prior to each respective advisory fee change, the advisory fees were equal to the following annual percentages of average daily net assets for each Fund:

Fund	Management Fee
AXA Enterprise Capital Appreciation Fund *	0.75% of average daily net assets
AXA Enterprise Deep Value Fund **	0.75% of average daily net assets
AXA Enterprise Equity Fund *	0.75% of average daily net assets
AXA Enterprise Equity Income Fund **	0.75% of average daily net assets
AXA Enterprise Global Financial Services Fund **	0.85% of average daily net assets
AXA Enterprise Global Socially Responsive Fund **	0.90% of average daily net assets
AXA Enterprise Government Securities Fund **	0.60% of average daily net assets
AXA Enterprise Growth and Income Fund **	0.75% of average daily net assets
AXA Enterprise High-Yield Bond Fund ***	0.60% of average daily net assets for the first $200 million and 0.50% thereafter
AXA Enterprise International Growth Fund **	0.85% of average daily net assets
AXA Enterprise Money Market Fund **	0.35% of average daily net assets
AXA Enterprise Multi-Cap Growth Fund **	1.00% of average daily net assets
AXA Enterprise Short Duration Bond Fund **	0.45% of average daily net assets
AXA Enterprise Small Company Growth Fund **	1.00% of average daily net assets
AXA Enterprise Small Company Value Fund *	0.75% of average daily net assets
AXA Enterprise Tax-Exempt Income Fund **	0.50% of average daily net assets

*	Prior to September 5, 2005.

**	Prior to June 6, 2005.

***	Prior to August 1, 2005.

Note 3	Administrative Fees

Effective June 6, 2005, pursuant to a Mutual Funds Service Agreement, AXA Equitable provides the Trust with certain fund accounting and compliance services. For these services, the Trust pays AXA Equitable a fee at an annual rate for each Fund:

Fund	Administration Fee
AXA Enterprise Deep Value Fund	0.055% of average daily net assets
AXA Enterprise Equity Income Fund	0.055% of average daily net assets
AXA Enterprise Global Financial Services Fund	0.055% of average daily net assets
AXA Enterprise Global Socially Responsive Fund	0.055% of average daily net assets
AXA Enterprise Government Securities Fund	0.055% of average daily net assets
AXA Enterprise Growth and Income Fund	0.055% of average daily net assets
AXA Enterprise International Growth Fund	0.055% of average daily net assets
AXA Enterprise Money Market Fund	0.055% of average daily net assets
AXA Enterprise Multi-Cap Growth Fund	0.055% of average daily net assets
AXA Enterprise Short Duration Bond Fund	0.055% of average daily net assets
AXA Enterprise Small Company Growth Fund	0.055% of average daily net assets
AXA Enterprise Tax-Exempt Income Fund	0.055% of average daily net assets

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NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2005

Effective August 1, 2005, pursuant to a Mutual Funds Service Agreement, AXA Equitable provides the Trust with certain fund accounting and compliance services. For these services, the Trust pays AXA Equitable a fee at an annual rate for each Fund:

Fund	Administration Fee
AXA Enterprise High-Yield Bond Fund	0.055% of average daily net assets

Effective September 5, 2005, pursuant to a Mutual Funds Service Agreement, AXA Equitable provides the Trust with certain fund accounting and compliance services. For these services, the Trust pays AXA Equitable a fee at an annual rate for each Fund:

Fund	Administration Fee
AXA Enterprise Capital Appreciation Fund	0.055% of average daily net assets
AXA Enterprise Equity Fund	0.055% of average daily net assets
AXA Enterprise Small Company Value Fund	0.055% of average daily net assets

Prior to each respective administration fee change, the administration fees were equal to the following annual percentages of average daily net assets for each Fund:

Fund	Administration Fee
AXA Enterprise Capital Appreciation Fund *	0.035% of average daily net assets
AXA Enterprise Deep Value Fund **	0.035% of average daily net assets
AXA Enterprise Equity Fund *	0.035% of average daily net assets
AXA Enterprise Equity Income Fund **	0.035% of average daily net assets
AXA Enterprise Global Financial Services Fund **	0.035% of average daily net assets
AXA Enterprise Global Socially Responsive Fund **	0.035% of average daily net assets
AXA Enterprise Government Securities Fund **	0.035% of average daily net assets
AXA Enterprise Growth and Income Fund **	0.035% of average daily net assets
AXA Enterprise High-Yield Bond Fund ***	0.035% of average daily net assets
AXA Enterprise International Growth Fund **	0.035% of average daily net assets
AXA Enterprise Money Market Fund **	0.035% of average daily net assets
AXA Enterprise Multi-Cap Growth Fund **	0.035% of average daily net assets
AXA Enterprise Short Duration Bond Fund **	0.035% of average daily net assets
AXA Enterprise Small Company Growth Fund **	0.035% of average daily net assets
AXA Enterprise Small Company Value Fund *	0.035% of average daily net assets
AXA Enterprise Tax-Exempt Income Fund **	0.035% of average daily net assets

*	Prior to September 5, 2005.

**	Prior to June 6, 2005.

***	Prior to August 1, 2005.

Pursuant to a sub-administration arrangement with AXA Equitable, J.P. Morgan Investors Services Co. (“Sub-administrator”) provides the Trust with certain administrative services, including monitoring of fund compliance and fund accounting services.

Note 4  Custodian Fees

JPMorgan Chase Bank N.A. (“JPMorgan”), an affiliate of J.P. Morgan Investors Services Co., serves as custodian of the Funds’ portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and JPMorgan, JPMorgan maintains cash, securities and other assets of the Funds. JPMorgan is also required, upon the order of the Trust, to deliver securities held by JPMorgan, and make payments for securities purchased by the Trust. JPMorgan has also entered into sub-custodian

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NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2005

agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Note 5  Transfer Agent Fees

Boston Financial Data Services (“BFDS”) serves as the transfer agent for the Trust. BFDS provides shareholder services for the Trust. Transfer agent fees are based on per account charges, assets and other out of pocket expenses.

Note 6  Distribution Plan

Enterprise Fund Distributors, Inc., (the “Distributor”) an indirect wholly-owned subsidiary of Enterprise, serves as the principal underwriter for shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a Distributor’s Agreement and Plan of Distribution (the “Plan”). The Plan provides that each Fund, (except AXA Enterprise Short Duration Bond Fund and AXA Enterprise Money Market Fund) pay an annual distribution fee, accrued daily and payable monthly, of 0.45% of its average daily net assets for Class A shares and 1.00% for Class B shares and Class C shares. Class Y shares are not included in the Plan and the Funds pay no distribution fees with respect to those shares. The AXA Enterprise Short Duration Bond Fund’s distribution fees are 0.25%, 1.00% and 1.00%, respectively, for its Class A, B and C shares. The AXA Enterprise Money Market Fund pays no distribution fees.

The Distributor uses its distribution fee from the Trust to pay expenses on behalf of the Trust related to the distribution and servicing of its shares. These expenses include a distribution fee to securities dealers that enter into a sales agreement with the Distributor. For the year ended October 31, 2005, the Distributor incurred approximate distribution fees of $822,263, $797,136 and $86,383 payable to MONY Securities Corporation, AXA Advisors, and The Advest Group Inc., respectively.

For the year ended October 31, 2005, the portions of the sales charges paid to MONY Securities Corporation, AXA Advisors and The Advest Group, Inc., each a wholly-owned subsidiary of AXA Financial, Inc. and affiliates of AXA Equitable and Enterprise Capital Management (“ECM”), were $1,241,244, $640,771 and $29,458, respectively.

Excluding the AXA Enterprise Money Market Fund, the Distributor received sales charges on each Fund’s Class A shares and the proceeds of contingent deferred sales charges paid by the investor in connection with certain redemptions of each Fund’s Class B and Class C shares. The Distributor has advised the Funds that for the year ended October 31, 2005, the proceeds retained from sales and redemptions are as follows:

	Class A		Class B	Class C
	Front End sales charge	Contingent deferred sales charge	Contingent deferred sales charge	Contingent deferred sales charge
AXA Enterprise Capital Appreciation Fund	$7,326	$8,150	$172,376	$8,767
AXA Enterprise Deep Value Fund	567	4,409	31,229	1,342
AXA Enterprise Equity Fund	538	6,639	180,212	7,024
AXA Enterprise Equity Income Fund	869	5,109	102,364	2,412
AXA Enterprise Global Financial Services Fund	29	984	21,496	813
AXA Enterprise Global Socially Responsive Fund	2	67	5,734	759
AXA Enterprise Government Securities Fund	291	17,573	167,535	3,405
AXA Enterprise Growth and Income Fund	487	6,595	188,048	2,432
AXA Enterprise High-Yield Bond Fund	2,251	5,943	229,929	7,375
AXA Enterprise International Growth Fund	238	6,483	55,734	1,779

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NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2005

	Class A		Class B	Class C
	Front End sales charge	Contingent deferred sales charge	Contingent deferred sales charge	Contingent deferred sales charge
AXA Enterprise Money Market Fund	$—	$2,977	$151,666	$1,344
AXA Enterprise Multi-Cap Growth Fund	282	6,109	151,219	2,036
AXA Enterprise Short Duration Bond Fund	66	365	26,178	2,063
AXA Enterprise Small Company Growth Fund	1,070	6,879	113,892	4,323
AXA Enterprise Small Company Value Fund	2,042	17,507	405,746	13,325
AXA Enterprise Tax-Exempt Income Fund	—	—	15,770	66

Sales loads and contingent deferred sales charges imposed on purchases and redemption of Fund shares are retained by the Trust’s Distributors and do not represent expenses or income of the Funds.

Note 7	Redemption Fees

The Trust charges a 2% redemption fee on non-Money Market Fund exchanges or redemptions done within one month of a purchase or exchange. These redemption fees are collected and retained by the affected Fund for the benefit of the remaining shareholders and are recorded by the Fund as paid in capital. For the year ended October 31, 2005, redemption fees charged and collected by the Funds were as follows:

	Class A	Class B	Class C	Class Y
AXA Enterprise Capital Appreciation Fund	$1,352	$931	$1,405	$—
AXA Enterprise Deep Value Fund	1,863	1,361	—	—
AXA Enterprise Equity Fund	1,879	4,328	227	—
AXA Enterprise Equity Income Fund	1,324	987	1,931	—
AXA Enterprise Global Financial Services Fund	803	—	—	—
AXA Enterprise Global Socially Responsive Fund	562	—	—	—
AXA Enterprise Government Securities Fund	467	1,601	872	—
AXA Enterprise Growth and Income Fund	151	1,494	84	152
AXA Enterprise High-Yield Bond Fund	1,113	3,927	—	—
AXA Enterprise International Growth Fund	4,015	281	269	—
AXA Enterprise Multi-Cap Growth Fund	—	—	939	—
AXA Enterprise Short Duration Bond Fund	230	1,733	232	—
AXA Enterprise Small Company Growth Fund	3,267	704	81	—
AXA Enterprise Small Company Value Fund	1,492	857	383	—
AXA Enterprise Tax-Exempt Income Fund	—	—	—	—

Note 8	Expense Limitation

Pursuant to a contract, AXA Equitable has agreed to make payments or waive its fees to limit the expenses of each Fund through February 28, 2006 (“Expense Limitation Agreement”). AXA Equitable may be reimbursed the amount of any such payments and waivers in the future provided that the payments and waivers are reimbursed within three years of the payment or waiver being made and the combination of the Fund’s expense ratio and such reimbursements do not exceed the Fund’s expense ratio cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped any eligible previous payments and waivers made, the Fund will be charged such lower expenses. The expenses for each Fund are currently limited to the following based on annual average daily net assets:

AXA ENTERPRISE FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2005

	Class A	Class B	Class C	Class Y
AXA Enterprise Capital Appreciation Fund	1.75%	2.30%	2.30%	1.30%
AXA Enterprise Deep Value Fund	1.50%	2.05%	2.05%	1.05%
AXA Enterprise Equity Fund	1.60%	2.15%	2.15%	1.15%
AXA Enterprise Equity Income Fund	1.50%	2.05%	2.05%	1.05%
AXA Enterprise Global Financial Services Fund	1.75%	2.30%	2.30%	1.30%
AXA Enterprise Global Socially Responsive Fund	1.75%	2.30%	2.30%	1.30%
AXA Enterprise Government Securities Fund	1.25%	1.80%	1.80%	0.80%
AXA Enterprise Growth and Income Fund	1.50%	2.05%	2.05%	1.05%
AXA Enterprise High-Yield Bond Fund	1.30%	1.85%	1.85%	0.85%
AXA Enterprise International Growth Fund	1.85%	2.40%	2.40%	1.40%
AXA Enterprise Money Market Fund	0.70%	0.70%	0.70%	0.70%
AXA Enterprise Multi-Cap Growth Fund	1.60%	2.15%	2.15%	1.15%
AXA Enterprise Short Duration Bond Fund	0.90%	1.65%	1.65%	0.65%
AXA Enterprise Small Company Growth Fund	1.65%	2.20%	2.20%	1.20%
AXA Enterprise Small Company Value Fund	1.75%	2.30%	2.30%	1.30%
AXA Enterprise Tax-Exempt Income Fund	1.10%	1.65%	1.65%	0.65%

During the year ended October 31, 2005, the Manager received no reimbursement. At October 31, 2005, under the Expense Limitation Agreement, the amount that would be recoverable from each Fund is as follows:

	Amount Eligible through		Total Eligible for Reimbursement
	2007	2008
AXA Enterprise Capital Appreciation Fund	$—	$—	$—
AXA Enterprise Deep Value Fund	25,407	191,810	217,217
AXA Enterprise Equity Fund	25,574	240,388	265,962
AXA Enterprise Equity Income Fund	51,250	376,675	427,925
AXA Enterprise Global Financial Services Fund	11,463	175,777	187,240
AXA Enterprise Global Socially Responsive Fund	15,279	162,040	177,319
AXA Enterprise Government Securities Fund	123,191	878,741	1,001,932
AXA Enterprise Growth and Income Fund	78,315	628,620	706,935
AXA Enterprise High-Yield Bond Fund	43,922	375,571	422,493
AXA Enterprise International Growth Fund	13,875	238,580	252,455
AXA Enterprise Money Market Fund	—	572,531	572,531
AXA Enterprise Multi-Cap Growth Fund	7,258	289,417	296,675
AXA Enterprise Short Duration Bond Fund	36,368	205,408	241,776
AXA Enterprise Small Company Growth Fund	66,905	622,367	689,272
AXA Enterprise Small Company Value Fund	—	—	—
AXA Enterprise Tax-Exempt Income Fund	19,320	145,214	164,534

Note 9	Trustees Deferred Compensation Plan

A deferred compensation plan (the “Plan”) for the benefit of the Independent Trustees has been adopted by the Trust. Under the Plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the Plan, together with accrued earnings thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. At October 31, 2005, the total amount owed to the Trustees participating in the Plan was $77,500.

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NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2005

Note 10	Transactions with Affiliates

At October 31, 2005, AXA Equitable and its subsidiaries and affiliates held investments in each of the Funds as follows:

	Percentage of Ownership
AXA Enterprise Capital Appreciation Fund	1.4%
AXA Enterprise Deep Value Fund	6.4
AXA Enterprise Equity Fund	2.7
AXA Enterprise Equity Income Fund	4.0
AXA Enterprise Global Socially Responsive Fund	3.8
AXA Enterprise Government Securities Fund	4.8
AXA Enterprise High-Yield Bond Fund	0.3
AXA Enterprise International Growth Fund	—	#
AXA Enterprise Multi-Cap Growth Fund	0.1
AXA Enterprise Money Market Fund	0.8
AXA Enterprise Short Duration Bond Fund	28.6
AXA Enterprise Small Company Growth Fund	1.6
AXA Enterprise Small Company Value Fund	1.8
AXA Enterprise Tax Exempt Income Fund	0.2

#	Percentage of ownership is less than 0.05%.

Shares of some of the Funds are held by the AXA Enterprise Allocation Funds of the AXA Enterprise Multimanager Funds Trust, an entity also advised by AXA Equitable. The AXA Enterprise Allocation Funds invest exclusively in shares of other mutual funds managed by the Manager. The following table represents the percentage of ownership that each AXA Allocation Fund has in the underlying investment companies net assets as of October 31, 2005.

Fund:	AXA Enterprise Conservative Allocation		AXA Enterprise Moderate Allocation		AXA Enterprise Moderate -Plus Allocation	AXA Enterprise Aggressive Allocation
AXA Enterprise Capital Appreciation Fund	0.01%		0.11%		1.08%	0.09%
AXA Enterprise Deep Value Fund	0.09		0.79		4.96	0.51
AXA Enterprise Equity Fund	—		0.11		2.33	0.10
AXA Enterprise Equity Income Fund	0.03		0.24		3.40	0.17
AXA Enterprise Government Securities Fund	0.21		0.40		4.08	0.06
AXA Enterprise High-Yield Bond Fund	0.07		0.16		—	—
AXA Enterprise Money Market Fund	—	#	—	#	—	—
AXA Enterprise Short Duration Bond Fund	2.22		4.23		21.99	—
AXA Enterprise Small Company Growth Fund	—		0.21		1.24	0.10
AXA Enterprise Small Company Value Fund	—		0.07		1.48	0.08

#	Percentage of ownership is less than 0.005%.

Note 11	Estimated Loss Contingency

During 2003, the Enron Corp. bankruptcy court sought to recoup proceeds from the AXA Enterprise Money Market Fund’s $1,182,379 early disposition of Enron Corp. commercial paper in 2001. In 2003, based upon current available information, the Fund recorded an estimated loss contingency of $886,784,

AXA ENTERPRISE FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2005

which was reflected in the Statement of Changes in Net Assets as a realized loss. ECM has reimbursed the AXA Enterprise Money Market Fund to cover the estimated loss. The net result had no effect on the AXA Enterprise Money Market Fund’s net assets or Net Asset Value. As of October 31, 2005, no cash disbursements have been required to be paid to the bankruptcy court.

Note	12 Substitution and Reorganization Transactions

On June 3, 2005, the net assets of the Enterprise Deep Value Fund, an affiliate of the trust, merged into the AXA Enterprise Deep Value Fund, a shell fund with no prior operations. The information for the period November 1, 2004 through June 3, 2005 and for prior periods is that of the predecessor Enterprise Deep Value Fund.

On June 3, 2005, the net assets of the Enterprise Equity Income Fund, an affiliate of the trust, merged into the AXA Enterprise Equity Income Fund, a shell fund with no prior operations. The information for the period November 1, 2004 through June 3, 2005 and for prior periods is that of the predecessor Enterprise Equity Income Fund.

On June 3, 2005, the net assets of the Enterprise Global Financial Services Fund, an affiliate of the trust, merged into the AXA Enterprise Global Financial Services Fund, a shell fund with no prior operations. The information for the period November 1, 2004 through June 3, 2005 and for prior periods is that of the predecessor Enterprise Global Financial Services Fund.

On June 3, 2005, the net assets of the Enterprise Global Socially Responsive Fund, an affiliate of the trust, merged into the AXA Enterprise Global Socially Responsive Fund, a shell fund with no prior operations. The information for the period November 1, 2004 through June 3, 2005 and for prior periods is that of the predecessor Enterprise Global Socially Responsive Fund.

On June 3, 2005, the net assets of the Enterprise Government Securities Fund, an affiliate of the trust, merged into the AXA Enterprise Government Securities Fund, a shell fund with no prior operations. The information for the period November 1, 2004 through June 3, 2005 and for prior periods is that of the predecessor Enterprise Government Securities Fund.

On June 3, 2005, the net assets of the Enterprise Growth & Income Fund, an affiliate of the trust, merged into the AXA Enterprise Growth & Income Fund, a shell fund with no prior operations. The information for the period November 1, 2004 through June 3, 2005 and for prior periods is that of the predecessor Enterprise Growth & Income Fund.

On June 3, 2005, the net assets of the Enterprise International Growth Fund, an affiliate of the trust, merged into the AXA Enterprise International Growth Fund, a shell fund with no prior operations. The information for the period November 1, 2004 through June 3, 2005 and for prior periods is that of the predecessor Enterprise International Growth Fund.

On June 3, 2005, the net assets of the Enterprise Money Market Fund, an affiliate of the trust, merged into the AXA Enterprise Money Market Fund, a shell fund with no prior operations. The information for the period November 1, 2004 through June 3, 2005 and for prior periods is that of the predecessor Enterprise Money Market Fund.

On June 3, 2005, the net assets of the Enterprise Short Duration Bond Fund, an affiliate of the trust, merged into the AXA Enterprise Short Duration Bond Fund, a shell fund with no prior operations. The information for the period November 1, 2004 through June 3, 2005 and for prior periods is that of the predecessor Enterprise Short Duration Bond Fund.

On June 3, 2005, the net assets of the Enterprise Small Company Growth Fund, an affiliate of the trust, merged into the AXA Enterprise Small Company Growth Fund, a shell fund with no prior operations. The information for the period November 1, 2004 through June 3, 2005 and for prior periods is that of the predecessor Enterprise Small Company Growth Fund.

AXA ENTERPRISE FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2005

On June 3, 2005, the net assets of the Enterprise Tax Exempt Income Fund, an affiliate of the trust, merged into the AXA Enterprise Tax Exempt Income Fund, a shell fund with no prior operations. The information for the period November 1, 2004 through June 3, 2005 and for prior periods is that of the predecessor Enterprise Tax Exempt Income Fund.

On June 3, 2005, the net assets of the Enterprise Strategic Fund, an affiliate of the Trust, merged into the AXA Enterprise Growth Fund, a shell fund with no prior operations.

On July 29, 2005, the AXA Enterprise Growth Fund (“Growth Fund”) merged with the Enterprise Multi-Cap Growth Fund, an affiliate of the Trust, pursuant to a Plan of Reorganization and Termination. The reorganization was accomplished by a tax free exchange resulting in the Growth Fund issuing 2,575,076 Class A, 3,309,552 Class B, 896,183 Class C and 19,666 Class Y shares in exchange for 3,762,791 Class A shares, 4,923,858 Class B shares, 1,335,129 Class C shares and 28,340 Class Y shares of the Enterprise Multi-Cap Growth Fund (valued at $28,634,841, $36,239,595, $9,813,198, $221,048 respectively). Included in these amounts are $2,367,574 of unrealized appreciation. For financial reporting purposes, Enterprise Multi-Cap Growth Fund is considered the surviving entity and accordingly the merged entity’s operations, changes in net assets and financial highlights for each period prior to the date of the merger, is that of the Enterprise Multi-Cap Growth Fund. Historical per share amounts for periods prior to the merger as presented in the financial highlights and the transacted shares for each class as presented parenthetically in the statement of changes in net assets have been restated to reflect the conversion ratio applied in the merger.

On July 29, 2005, the net assets of the Enterprise High-Yield Bond Fund, an affiliate of the trust, merged into the AXA Enterprise High-Yield Bond Fund, a shell fund with no prior operations. The information for the period November 1, 2004 through July 29, 2005 and for prior periods is that of the predecessor Enterprise High-Yield Bond Fund.

On September 2, 2005, the net assets of the Enterprise Capital Appreciation Fund, an affiliate of the trust, merged into the AXA Enterprise Capital Appreciation Fund, a shell fund with no prior operations. The information for the period November 1, 2004 through September 2, 2005 and for prior periods is that of the predecessor Enterprise Capital Appreciation Fund.

On September 2, 2005, the net assets of the Enterprise Equity Fund, an affiliate of the trust, merged into the AXA Enterprise Equity Fund, a shell fund with no prior operations. The information for the period November 1, 2004 through September 2, 2005 and for prior periods is that of the predecessor Enterprise Equity Fund.

On September 2, 2005, the net assets of the Enterprise Small Company Value Fund, an affiliate of the trust, merged into the AXA Enterprise Small Company Value Fund, a shell fund with no prior operations. The information for the period November 1, 2004 through September 2, 2005 and for prior periods is that of the predecessor Enterprise Small Company Value Fund.

Note	13 Subsequent Event

At a meeting held on November 29, 2005 the Trustees approved an Investment Advisory Agreement between AXA Equitable and The Dreyfus Corporation (“Dreyfus”) for the purpose of appointing Dreyfus as the new adviser to the AXA Enterprise Money Market Fund. Dreyfus will replace JPMorgan Investment Management, Inc. as adviser, effective December 1, 2005.

At a meeting held on November 29, 2005 the Trustees approved an Investment Advisory Agreement between AXA Equitable and Mercury Advisors (“Mercury”) for the purpose of appointing Mercury as the new adviser to the AXA Enterprise Short Duration Bond Fund. Mercury will replace Boston Advisors as adviser, effective December 2, 2005.

AXA ENTERPRISE FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS — (Concluded)

October 31, 2005

On December 20, 2005, the Funds declared income and capital gain distributions in the following amounts per share:

Fund:	Income distribution per share				Capital gain distribution per share*
	Class A	Class B	Class C	Class Y
AXA Enterprise Deep Value Fund	$0.1172	$0.0533	$0.0533	$0.1705	$1.0332
AXA Enterprise Equity Income Fund	0.3257	0.1666	0.1678	0.4548	1.9384
AXA Enterprise Global Financial Services Fund	0.1184	0.0684	0.0683	0.1596	0.5072
AXA Enterprise Government Securities Fund	0.0225	0.0225	0.0225	0.0225	—
AXA Enterprise Growth and Income Fund	0.2079	0.0006	0.0006	0.3901	—
AXA Enterprise International Growth Fund	0.0656	—	—	0.1421	—
AXA Enterprise Multi-Cap Growth Fund	0.0172	—	—	0.0692	0.2401
AXA Enterprise Small Company Growth Fund	—	—	—	—	1.7066
AXA Enterprise Small Company Value Fund	—	—	—	—	0.4526
AXA Enterprise Tax-Exempt Income Fund	—	—	—	—	0.0815

*	Capital gain distributions were the same across each Fund’s respective share class.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of AXA Enterprise Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the 16 funds constituting AXA Enterprise Funds Trust (hereinafter referred to as the “Funds”) at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

December 22, 2005

APPROVALS OF INVESTMENT MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED OCTOBER 31, 2005 (UNAUDITED)

During the six-month period ended October 31, 2005, the Board of Trustees, including the Independent Trustees, unanimously approved an Investment Advisory Agreement (the “Agreement”) between AXA Equitable Life Insurance Company (the “Manager”) and Walter Scott & Partners Limited (“WSPL”) for WSPL to serve as the new investment sub-adviser (the “Sub-adviser”) for the AXA Enterprise International Growth Fund (the “International Fund”).

In approving the Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interest of the International Fund. In this connection, the Board considered factors it deemed relevant with respect to the Fund, including: (1) the nature, extent and quality of the services to be provided to the Fund by the Sub-adviser and its affiliates; (2) the performance of similar accounts managed by the Sub-adviser as compared to an appropriate benchmark and/or peer group; (3) the level of the Sub-adviser’s proposed advisory fee; (4) to the extent information was available, the costs of the services to be provided and profits to be realized by the Sub-adviser and its affiliates from the relationship with the Fund; and (5) the anticipated effect of growth and size on the Fund’s performance and expenses, where applicable. In considering the Agreement, the Board did not identify any single factor or item of information as all-important or controlling.

In connection with its deliberations, the Board, among other things, received information, in advance of the meeting at which the approval was made, from the Manager and the Sub-adviser regarding the factors set forth above and met with representatives of the Manager to discuss the Agreement. The Independent Trustees were assisted by independent counsel during their deliberations and received materials discussing the legal standards applicable to their consideration of the Agreement.

The Board, in examining the nature and quality of the services to be provided by the Sub-adviser to the Fund, considered the Sub-adviser’s experience in serving as an investment adviser for funds similar to the International Fund. The Board noted the responsibilities that the Sub-adviser would have to the Fund. In particular, the Board considered that the Sub-adviser would be responsible for making investment decisions on behalf of the Fund, placing all orders for the purchase and sale of investments for the Fund with brokers or dealers, and performing related administrative functions. In addition, the Board reviewed requested information regarding the Sub-adviser’s investment process and the background of each portfolio manager of the Sub-adviser who would provide services to the Fund. The Board also reviewed information regarding the adequacy of the Sub-adviser’s compliance program and its results. Further, the Board reviewed financial information regarding the Sub-adviser.

The Board also received information regarding the performance of a composite of similar accounts advised by the Sub-adviser relative to the benchmark for the accounts for the one-, three-, five- and ten-year periods ended March 31, 2005. In this connection, the Board considered that the composite of similar accounts had (1) outperformed the benchmark for the five-year and ten-year periods ended on that date, (2) had comparable performance to the benchmark for the three-year period ended on that date and (3) had underperformed the benchmark for the one-year period ended on that date.

In evaluating the Sub-adviser’s compensation, the Board reviewed the fees payable under the Agreement and, to the extent information was available, the Sub-adviser’s anticipated costs and profitability in providing services to the Fund, including the costs associated with the research and investment processes, personnel, systems and infrastructure necessary to perform its functions. The Board also reviewed and considered the extent to which the Sub-adviser’s fee schedule provides for breakpoints, that is, a reduction of the applicable advisory fee rate as assets increase. The Board determined that the Manager’s management fee and profitability and the Fund’s overall expense ratios, which were not expected to change as a result of the appointment of the new Sub-adviser since its fees are paid by the Manager and not the Fund, generally were more significant to the Board’s evaluation of the fees and expenses paid by the Fund than the Sub-adviser’s costs and profitability. The Board also examined the advisory fees to be paid with respect to the Fund in light of the fees paid by similar funds advised by the Sub-adviser and similar retail funds that are advised by the Sub-adviser and other investment advisers. In this connection, the Board considered that the proposed advisory fee was in line with fees paid to the Sub-adviser with respect to other similar funds for which it serves as investment sub-adviser.

As part of its evaluation of the Sub-adviser’s compensation, the Board also considered other benefits that may be realized by the Sub-adviser and its affiliates from the Sub-adviser’s relationship with the Trust. In this connection, the Board noted, among other things, that the Sub-adviser, through its relationship as the sub-adviser to the Fund, may engage in soft dollar transactions. In this regard, the Board considered the Sub-adviser’s procedures for executing portfolio transactions for the Fund and the Sub-adviser’s policies and procedures for the selection of brokers and dealers and for obtaining research from those brokers and dealers. In addition, the Board recognized that the Sub-adviser may be affiliated with registered broker-dealers, which may from time to time receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities, provided, however, that those transactions, among other things, must be consistent with seeking best execution. Finally, the Board recognized that affiliates of the Sub-adviser may sell, and earn sales commissions from sales of, shares of the Fund.

The Board also considered conflicts of interest that may arise between the Trust and the Sub-adviser in connection with the services it provides to the Trust and the various relationships that the Sub-adviser and its affiliates may have with the Trust. For example, actual or potential conflicts of interest may arise as a result of the Sub-adviser having responsibility for multiple accounts (including the International Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across accounts and incentive to allocate opportunities to an account where the Sub-adviser has a greater financial incentive, such as a performance fee account. In this connection, the Board also took into consideration the manner in which such conflicts are addressed by the Sub-adviser.

Based on these considerations, the Board was satisfied that: (1) the Fund was reasonably likely to benefit from the nature, extent and quality of the Sub-adviser’s services; (2) the performance of the Sub-adviser’s composite of similar accounts generally was reasonable in relation to the performance of the benchmark; and (3) the Sub-adviser’s compensation, including any direct and indirect benefits to be derived by it and its affiliates, is fair and reasonable. Based on the foregoing, the Board, including the Independent Trustees, approved the Agreement with respect to the Fund.

Federal Income Tax Information (Unaudited)

The Tax-Exempt Income Fund has designated 99.31% of the income distributions paid monthly by each class of the Fund during its taxable year ended October 31, 2005 as tax-exempt interest dividends for Federal income tax purposes.

For the year ended October 31, 2005, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return, Treasury income and tax-exempt income were as follows:

	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain		Treasury Income
Funds:
AXA Enterprise Deep Value Fund	81.47%	$—	$—	$—		—%
AXA Enterprise Equity Income Fund	100.00	—	—	2,201,643		—
AXA Enterprise Global Financial Services Fund	39.10	86,771	748,771	319,124		—
AXA Enterprise Global Socially Responsive Fund	100.00	19,915	177,132	—		—
AXA Enterprise Multi-Cap Growth Fund	—	—	—	119,874	*	—
AXA Enterprise International Growth Fund	—	1,554	1,388,145	—		—
AXA Enterprise Short Duration Bond Fund	—	—	—	—		24.00
AXA Enterprise Small Company Value Fund	—	—	—	8,271,528		—
AXA Enterprise Tax-Exempt Income Fund	—	—	—	27,154		—

For the year ended October 31, 2005, the Funds below have designated the following amounts of their 2005 ordinary income distributions (located in Box 1 of Form 1099-DIV) as qualifying dividend income (“QDI”):

Fund	Qualifying Dividend Income
AXA Enterprise Deep Value Fund	$150,723
AXA Enterprise Equity Income Fund	1,357,630
AXA Enterprise Global Financial Services Fund	668,842
AXA Enterprise Global Socially Responsive Fund	29,410
AXA Enterprise Multi-Cap Growth Fund	98,256	*
AXA Enterprise International Growth Fund	108,280

*	These amounts relate to the Enterprise Strategic Fund, which merged into the AXA Enterprise Growth Fund on June 3, 2005.

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board has the responsibility for the overall management of the Trust and the Portfolios, including general supervision and review of the investment activities and their conformity with Delaware law and the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupation during the last five years, and other information are shown below.

The Trustees and Officers

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (46)	Trustee, Chairman, President and Chief Executive Officer	From January 2005 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Funds Distributor, Inc. and a director of MONY Capital Management Inc., Matrix Private Equities, Inc., Matrix Capital Markets Group Inc., 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	70	None

Independent Trustees

Theodossios Athanassiades c/o AXA Enterprise Funds Trust 1290 Avenue of the Americas New York, New York (66)	Trustee	From January 2005 to present	Retired. 1996, Vice-Chairman, and 1993 to 1995, President and Chief Operating Officer Metropolitan Life Insurance Company.	70	From May 1994 to present, Director, Atlantic Bank of New York

*	Affiliated with the Manager and Distributors.

**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (Continued)

Jettie M. Edwards c/o AXA Enterprise Funds Trust 1290 Avenue of the Americas New York, New York (58)	Trustee	From January 2005 to present	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	70	From 1997 to present, Director, PBHG Funds; from 1997 to present, Director, PBHG Insurance Series Fund.

David W. Fox c/o AXA Enterprise Funds Trust 1290 Avenue of the Americas New York, New York (73)	Lead Independent Trustee	From January 2005 to present	Retired. From 1989 to 2000, Public Governor and from 1996-2000 Chairman of the Chicago Stock Exchange.	70	From 2004 to present, Director, Miami Corporation; from 1987 to present, Director of USG Corporation.

William M. Kearns, Jr. c/o AXA Enterprise Funds Trust 1290 Avenue of the Americas New York, New York (70)	Trustee	From January 2005 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to present, Chairman and from 1998 to 2002, Vice Chairman, Keefe Managers, Inc. (money management firm).	70	From 1975 to present, Director, Selective Insurance Group, Inc.; from 1991 to present, Director, Transistor Devices, Inc. From 1999 to present, Advisory Director, Proudfoot PLC (N.A.) (consulting firm). From 2001 to present, Advisory Director, Gridley & Company LLC. From 2002 to present, Director, United States Shipping Corp.

Christopher P.A. Komisarjevsky c/o AXA Enterprise Funds Trust 1290 Avenue of the Americas New York, New York (60)	Trustee	From January 2005 to present	Retired. From 1998 to December 2004, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations). From 1996 to 1998, President and Chief Executive Officer, Burson-Marsteller U.S.A.	70	None

Harvey Rosenthal c/o AXA Enterprise Funds Trust 1290 Avenue of the Americas New York, New York (62)	Trustee	From January 2005 to present	From 1997 to present, Consultant/Director. From 1994 to 1996, President and Chief Operating Officer of CVS Corporation.	70	From 1997 to present, Director, LoJack Corporation

Gary S. Schpero c/o AXA Enterprise Funds Trust 1290 Avenue of the Americas New York, New York (52)	Trustee	From January 2005 to present	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	70	None

*	Affiliated with the Manager and Distributors.

**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Steven M. Joenk 1290 Avenue of the Americas, New York, New York (46)	Trustee, Chairman, President and Chief Executive Officer	From January 2005 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Funds Distributor, Inc. and a Director of MONY Capital Management Inc., Matrix Private Equities, Inc., Matrix Capital Markets Group Inc., 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).

Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York (49)	Vice President, Secretary and Anti- Money Laundering Compliance Officer	From January 2005 to present	From May 2003 to present, Vice President and Associate General Counsel, AXA Financial and AXA Equitable; July 1999 to May 2003, Vice President and Counsel, AXA Financial and AXA Equitable.

Kenneth T. Kozlowski 1290 Avenue of the Americas, New York, New York (43)	Chief Financial Officer and Treasurer	From January 2005 to present	From February 2001 to present, Vice President, AXA Financial; from December 1999 to December 2002, Controller of the Trust; from October 1999 to February 2001, Assistant Vice President, AXA Financial.

Mary E. Cantwell 1290 Avenue of the Americas, New York, New York (43)	Vice President	From January 2005 to present	From February 2001 to present, Vice President, AXA Financial; from July 2004 to present, Director of Enterprise Capital Management; from July 1999 to present, Vice President AXA Equitable.

Kenneth B. Beitler 1290 Avenue of the Americas, New York, New York (46)	Vice President	From January 2005 to present	From February 2003 to present, Vice President of AXA Financial; from February 2002 to February 2003, Assistant Vice President of AXA Financial; from May 1999 to February 2002, Senior Investment Analyst of AXA Financial.

Brian E. Walsh 1290 Avenue of the Americas, New York, New York (37)	Vice President and Controller	From January 2005 to present	From February 2003 to present, Vice President of AXA Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Equitable; from December 1999 to January 2001, Senior Fund Administrator of AXA Equitable.

Andrew S. Novak, Esq. 1290 Avenue of the Americas, New York, New York (37)	Chief Compliance Officer	From September 2005 to present	From May 2003 to present, Vice President and Counsel, AXA Financial and AXA Equitable; from May 2002 to May 2003, Counsel, AXA Financial and AXA Equitable; from May 2001 to April 2002, Associate General Counsel and Chief Compliance Officer, Royce & Associates, Inc.; from August 1997 to August 2000, Vice President and Assistant General Counsel, Mitchell Hutchins Asset Management.

Anthony Dasrath 1290 Avenue of the Americas New York, New York (30)	Assistant Anti - Money Laundering Compliance Officer	From March 2005 to present	From June 2004 to present, Compliance Manager and Assistant Anti- Money Laundering Compliance Officer, AXA Financial; from December 2001 to June 2004, Senior Accountant Separate Accounts, AXA Financial; From November 2001 to December 2001 Consultant Lord Abbett & Co.; and prior thereto Mutual Fund Product Controller, J.P. Morgan Chase & Co. Incorporated.

*	Affiliated with the Manager and Distributors.

**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

PROXY VOTING INFORMATION (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-800-432-4320 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available (i) on the Funds’ website at www.axaenterprise.com and (ii) on the Securities and Exchange Commission’s website at http:// www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 10(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Theodossios Athanassiades each serve on its audit committee as an “audit committee financial expert” as defined in Item 3. Mr. Athanassiades is considered to be “independent” for purposes of Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees for fiscal year 2005: $156,100 and fiscal year 2004: N/A.

(b) Audit-Related Fees for fiscal year 2005: $0 and fiscal year 2004: N/A.

(c) Tax Fees for fiscal year 2005: $0 and fiscal year 2004: N/A.

(d) All Other Fees for fiscal year 2005: $0 and fiscal year 2004: N/A.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, lead independent trustee, the registrant’s chief executive officer and chief financial officer, acting by at least two of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the lead independent trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2) None of the services include in (b) – (d) above was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For fiscal year 2005: $4,110,484

      For fiscal year 2004: N/A

(h) The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Disclosures.

(a) The registrant’s certifying officers have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report and have determined such controls and procedures to be reasonably designed to achieve the purposes described in Rule 30a-3(c) under the Investment Company Act of 1940.

(b) The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The registrant’s code of ethics required by Item 2 is filed herewith.

(a)(2)	Certifications required by Item 11(a)(2) are filed herewith.

(a)(3)	Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – not applicable.

(b)	Certifications required by Item 11(b) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AXA Enterprise Funds Trust

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
December 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
Chief Executive Officer
December 31, 2005

/s/ Kenneth T. Kozlowski
Kenneth T. Kozlowski
Chief Financial Officer
December 31, 2005